As filed with the Securities and Exchange Commission on February 28, 2011

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933  ☒

Pre-Effective Amendment No.         ☐

Post-Effective Amendment No. 32    ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940  ☒

Amendment No. 34                          ☒

(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post effective amendment.

ABERDEEN FUNDS

PROSPECTUS

February 28, 2011

Aberdeen Equity Long-Short Fund

Class A – MLSAX • Class C – MLSCX • Class R – GLSRX • Institutional Class – GGUIX • Institutional Service Class – AELSX

Aberdeen Global Natural Resources Fund (formerly known as Aberdeen Natural Resources Fund)

Class A – GGNAX • Class C – GGNCX • Class R – GGNRX • Institutional Class – GGNIX • Institutional Service Class – GGNSX

Aberdeen Small Cap Fund

Class A – GSXAX • Class C – GSXCX • Class R – GNSRX • Institutional Class – GSCIX • Institutional Service Class – GSXIX

Aberdeen U.S. Equity Fund

Class A – GXXAX • Class C – GXXCX • Class R – GGLRX • Institutional Class – GGLIX • Institutional Service Class – GXXIX

Aberdeen China Opportunities Fund

Class A – GOPAX • Class C – GOPCX • Class R – GOPRX • Institutional Class – GOPIX • Institutional Service Class – GOPSX

Aberdeen Emerging Markets Fund

Class A – GEGAX • Class C – GEGCX • Class R – GEMRX

Aberdeen Global Financial Services Fund

Class A – GLFAX • Class C – GLFCX • Class R – GLFRX • Institutional Class – GLFIX • Institutional Service Class – GFISX

Aberdeen International Equity Fund

Class A – GIGAX • Class C – GIGCX • Class R – GIRRX • Institutional Class – GIGIX • Institutional Service Class – GIGSX

Aberdeen Global Equity Fund

Class A – GLLAX • Class C – GLLCX • Class R – GWLRX • Institutional Class – GWLIX • Institutional Service Class – GLLSX

Aberdeen Optimal Allocations Fund: Defensive

Class A – GODAX • Class C – GODCX • Class R – GODRX • Institutional Class – GODIX • Institutional Service Class – GODSX

Aberdeen Optimal Allocations Fund: Moderate

Class A – GMAAX • Class C – GMACX • Class R – GMRRX • Institutional Class – GMAIX • Institutional Service Class – GAMSX

Aberdeen Optimal Allocations Fund: Moderate Growth

Class A – GMMAX • Class C – GMMCX • Class R – GAGRX • Institutional Class – GMMIX • Institutional Service Class – GAASX

Aberdeen Optimal Allocations Fund: Growth

Class A – GVAAX • Class C – GAACX • Class R – GAARX • Institutional Class – GAAIX • Institutional Service Class – GVISX

Aberdeen Optimal Allocations Fund: Specialty

Class A – GASAX • Class C – GAMCX • Class R – GASRX • Institutional Class – GASIX • Institutional Service Class – GAISX

Aberdeen Asia Bond Institutional Fund

Institutional Class – CSABX • Institutional Service Class – ABISX

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Institutional Class – AAPIX • Institutional Service Class – AAPEX

Aberdeen Emerging Markets Institutional Fund

Institutional Class – ABEMX • Institutional Service Class – AEMSX

Aberdeen International Equity Institutional Fund

Institutional Class – WPIEX • Institutional Service Class – AIESX

Aberdeen Core Fixed Income Fund (formerly Aberdeen Core Income Fund)

Class A – PCDFX • Class C – PCDCX • Class R – ACBHX • Institutional Class – PDIVX • Institutional Service Class – ACBKX

Aberdeen Global Fixed Income Fund

Class A – CUGAX • Class C – CGBCX • Class R – AGCRX • Institutional Class – AGCIX • Institutional Service Class – CGFIX

Aberdeen Global Small Cap Fund

Class A – WVCCX • Class C – CPVCX • Class R – WPVAX • Institutional Class – ABNIX • Institutional Service Class – AGISX

Aberdeen Tax-Free Income Fund

Class A – NTFAX • Class C – GTICX • Class D – NATFX

Aberdeen Ultra-Short Duration Bond Fund

Class A – AUDAX • Class C – AUSCX • Class R – AUSRX • Institutional Class – AUDIX • Institutional Service Class – AUSIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Restrictions on Transactions	166
Exchange and Redemption Fees	166

Distributions and Taxes

Income and Capital Gain Distributions	168
Selling and Exchanging Shares	169
Tax Status for Retirement Plans and Other Tax-Deferred Accounts	169
Backup Withholding	169
Other	170

Financial Highlights	171

Summary – Aberdeen Equity Long-Short Fund

Aberdeen Equity Long-Short Fund

Objective

The Aberdeen Equity Long-Short Fund (the “Long-Short Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Long-Short Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.28%	0.25%	0.30%	0.25%	0.38%
Short-Sale Dividend Expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.14%	2.86%	2.41%	1.86%	1.99%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	2.14%	2.86%	2.41%	1.86%	1.99%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.40% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Long-Short Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$780	$1,206	$1,658	$2,905
Class C shares	$389	$886	$1,508	$3,185
Class R shares	$244	$751	$1,285	$2,746
Institutional Class shares	$189	$585	$1,006	$2,180
Institutional Service Class shares	$202	$624	$1,073	$2,317

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years

Class C shares	$289	$886	$1,508	$3,185

Portfolio Turnover

The Long-Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 152.09% of the average value of its portfolio.

Principal Strategies

The Long-Short Fund seeks to achieve its objective regardless of market conditions through the purchase and short sale of equity securities of U.S. companies of any size. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other instruments) with prices linked to the value of common stocks. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Long-Short Fund.

The Fund’s investment team takes long positions in companies by employing a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation.

Simultaneously, the Fund intends to engage in short sales of stock of companies which the investment team believes:

•                  have earnings that appear to be reflected in the current price;

•                  are likely to fall short of expectations;

•                  are in industries exhibiting structural weaknesses;

•                  have poor quality management; or

•                  are likely to suffer an event affecting long-term earnings power.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. In engaging in short sales, the Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Fund purchases its replacement.

In addition, the Long-Short Fund may effect strategic paired trades, taking both long and short positions in companies in order to remove much of the market and sector impact on performance. While the Fund’s securities may be held either long or short, no security will at the same time be held both long and short.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Long-Short Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Strategy Risk — the strategy used by the Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

Short Sales Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

Leverage Risk — the use of leverage may exaggerate changes in the net asset value (“NAV”) of Fund shares and thus result in increased volatility of returns.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Portfolio Turnover — a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Long-Short Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Long-Short Fund acquired all of the assets, subject to the liabilities, of the Predecessor and Second Predecessor Fund. The Long-Short Fund and the Predecessor and Second Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor and Second Predecessor Funds have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Long-Short Fund. The bar chart shows how the Fund’s annual total returns for Class C have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index and the Citigroup 3-Month Treasury Bill Index, an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills).  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns – Class C Shares
(Years Ended December 31)

Best Quarter:  10.80% - 4th quarter 2003

Worst Quarter: -17.83% - 3rd quarter 2001

After-tax returns are shown in the following table for Class C shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-1.37%	2.21%	0.24%
Class C shares – Before Taxes	2.90%	2.71%	0.10%
Class C shares – After Taxes on Distributions	2.90%	2.58%	-1.31%
Class C shares – After Taxes on Distributions and Sales of Shares	1.88%	2.24%	-0.78%
Class R shares – Before Taxes	4.28%	3.07%	0.62%
Institutional Class shares – Before Taxes	4.86%	3.69%	1.01%
Institutional Service Class shares – Before Taxes	4.77%	3.67%	1.00%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.30%	2.26%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Long-Short Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Paul Atkinson	Deputy Head of U.S. Equities	1998
Douglas Burtnick, CFA®	Senior Investment Manager	2002
Jason Kotik, CFA®	Senior Investment Manager	2000
Fran Radano, III, CFA®	Investment Manager	1999
Michael J. Manzo, CFA®	Investment Manager	2005

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$50 (per Fund)
To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary – Aberdeen Global Natural Resources Fund

Aberdeen Global Natural Resources Fund (formerly known as Aberdeen Natural Resources Fund)

Objective

The Aberdeen Global Natural Resources Fund (the “Natural Resources Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Natural Resources Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.55%	0.46%	0.48%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.50%	2.16%	1.68%	1.16%	1.16%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.50%	2.16%	1.68%	1.16%	1.16%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.16% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Natural Resources Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Natural Resources Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable) . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$719	$1,022	$1,346	$2,263
Class C shares	$319	$676	$1,159	$2,493
Class R shares	$171	$530	$913	$1,987
Institutional Class shares	$118	$368	$638	$1,409
Institutional Service Class shares	$118	$368	$638	$1,409

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$219	$676	$1,159	$2,493

Portfolio Turnover

The Natural Resources Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 105.24%of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Natural Resources Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to activities in natural resources industries. Natural resources are materials with economic value that are derived from natural origins, such as energy sources, precious metals (e.g., gold, platinum), non-precious metals (e.g., aluminum, copper), chemicals and other basic commodities.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Natural Resources Fund.

Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries.

A company that is eligible for investment by the Natural Resources Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:

•                  participate in the discovery and development of natural resources;

•                  own or produce natural resources;

•                  engage in the transportation, distribution, or processing of natural resources;

•                  contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation and pollution control;

•                  provide related services such as mining, drilling, chemicals and related parts and equipment;

•                  provide services/equipment that aid the production, processing or transportation of a resource (energy, agriculture, metals); and

•                  would have related investments such as drilling rigs, oil tankers, any oil field service company, engineering and construction companies, chemical companies, fertilizer and ethanol.

The Natural Resources Fund is diversified; however, the Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

•                  agricultural products;

•                  alternative energy sources;

•                  base metal production;

•                  building materials;

•                  chemicals;

•                  coal;

•                  energy services and technology;

•                  environmental services;

•                  ferrous and nonferrous metals;

•                  forest products;

•                  gold and other precious metals;

•                  integrated oil;

•                  steel and iron ore production;

•                  oil and gas exploration and production; paper products; and

•                  real estate.

The Natural Resources Fund may invest in natural resources companies of any size, including established large-cap companies, as well as small-cap and mid-cap companies. The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, which represent an ownership interest in the issuer.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Natural Resources Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Natural Resources Industry Risk – the natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Stock Market Risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk – a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk – the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Concentration Risk – investing 25% or more of the Fund’s net assets in a select group of companies in natural resources industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

Portfolio Turnover – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Natural Resources Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Natural Resources Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Natural Resources Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Natural Resources Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate potential risks of the Natural Resources Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of two broad-based securities indices.  Effective December 7, 2010, the S&P Global Natural Resources Sector Index™ replaced the S&P North American Natural Resources Sector Index™ as the Fund’s benchmark. The Adviser believes that the composition of the S&P Global Natural Resources Sector Index™ makes it the most meaningful comparison index given the Fund’s investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns – Class A Shares
(Years Ended December 31)

Best Quarter: 28.91% - 3rd quarter 2005

Worst Quarter: -34.35% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares – Before Taxes	2.53%	5.54%	16.05%
Class A shares – After Taxes on Distributions	2.53%	4.52%	14.87%
Class A shares – After Taxes on Distributions and Sales of Shares	1.65%	4.82%	14.25%
Class C shares – Before Taxes	7.15%	6.09%	16.30%
Class R shares – Before Taxes	8.55%	6.57%	16.81%
Institutional Class shares – Before Taxes	9.12%	7.12%	17.44%
Institutional Service Class shares – Before Taxes	9.21%	7.13%	17.42%
S&P Global Natural Resources Sector Index™ (reflects no deduction for fees, expenses or taxes)	10.97%	11.39%	15.65%
S&P North American Natural Resources Sector Index™ (reflects no deduction for fees, expenses or taxes)	23.88%	8.99%	14.77%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Natural Resources Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994
Bruce Stout	Senior Investment Manager	1987
Andrew McMenigall	Senior Investment Manager	1997
Jamie Cumming, CFA®	Senior Investment Manager	2001
Samantha Fitzpatrick, CFA®	Senior Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Small Cap Fund

Aberdeen Small Cap Fund

Objective

The Aberdeen Small Cap Fund (the “Small Cap Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Small Cap Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.53%	0.47%	0.48%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.65%	2.34%	1.85%	1.34%	1.34%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.19%	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.46%	2.15%	1.66%	1.15%	1.15%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.15% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$715	$1,030	$1,386	$2,386
Class C shares	$318	$693	$1,215	$2,646
Class R shares	$169	$544	$964	$2,137
Institutional Class shares	$117	$386	$697	$1,579
Institutional Service Class shares	$117	$386	$697	$1,579

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$218	$693	$1,215	$2,646

Portfolio Turnover

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.37% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Small Cap Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by small-cap companies. The Fund considers small cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $25 million to $5.2 billion as of January 31, 2010 In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $[5 billion] to be small cap; however, this maximum capitalization may change with market conditions. Some companies may outgrow the definition of a small company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. The Fund also may invest in foreign securities and securities of larger companies. Equity securities in which the Fund may invest include common stock, preferred stock, foreign investments funds or trusts and depository receipts, which represent an ownership interest in the issuer.

If the Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and will change the name of the Small Cap Fund.

While the Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small-Cap Risk — results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Small Cap Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Small Cap Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Small Cap Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  23.73% - 3rd quarter 2009

Worst Quarter:  -31.39% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	20.41%	2.07%	7.28%
Class A shares — After Taxes on Distributions	20.27%	1.19%	6.45%
Class A shares — After Taxes on Distributions and Sales of Shares	13.26%	1.75%	6.35%
Class C shares — Before Taxes	25.81%	2.55%	7.19%
Class R shares — Before Taxes	27.29%	3.05%	7.55%
Institutional Class shares — Before Taxes	28.07%	3.57%	8.19%
Institutional Service Class shares — Before Taxes	28.08%	3.64%	8.21%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	26.85%	4.47%	6.33%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Small Cap Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Paul Atkinson	Deputy Head of U.S. Equities	1998
Ralph Bassett	Investment Manager	2006
Douglas Burtnick, CFA®	Senior Investment Manager	2002
Jason Kotik, CFA®	Investment Manager	1999
Michael J. Manzo, CFA®	Investment Manager	2005

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Aberdeen U.S. Equity Fund

Objective

The Aberdeen U.S. Equity Fund (the “U.S. Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.57%	0.47%	0.47%	0.47%	0.52%
Total Annual Fund Operating Expenses	1.72%	2.37%	1.87%	1.37%	1.42%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.56%	2.21%	1.71%	1.21%	1.26%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.21% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the U.S. Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$725	$1,056	$1,426	$2,463
Class C shares	$324	$708	$1,236	$2,681
Class R shares	$174	$556	$980	$2,164
Institutional Class shares	$123	$402	$719	$1,618
Institutional Service Class shares	$128	$417	$745	$1,674

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$224	$708	$1,236	$2,681

Portfolio Turnover

The U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.02% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the U.S. Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. Equity securities include common stock and preferred stock. The Fund seeks to invest in securities of U.S. companies. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the U.S. Equity Fund.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The U.S. Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the U.S. Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The U.S. Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the U.S. Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. After February 28, 2009, in connection with the change in name to the Aberdeen U.S. Equity Fund, the Fund no longer used a growth style for investing securities and became diversified so that it invests in a larger number of companies.

Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the U.S. Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  34.03% - 4th quarter 2001

Worst Quarter:  -32.81% - 1st quarter 2001

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	5.52%	0.34%	2.65%
Class A shares — After Taxes on Distributions	5.52%	-0.10%	2.34%
Class A shares — After Taxes on Distributions and Sales of Shares	3.59%	0.34%	2.31%
Class C shares — Before Taxes	10.24%	0.86%	2.62%
Class R shares — Before Taxes	11.79%	1.38%	2.95%
Institutional Class shares — Before Taxes	12.40%	1.86%	3.62%
Institutional Service Class shares — Before Taxes	12.40%	1.86%	3.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the U.S. Equity Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Paul Atkinson	Deputy Head of U.S. Equities	1998
Douglas Burtnick, CFA®	Investment Manager	2002
Jason Kotik, CFA*	Investment Manager	1999
Robert Mattson	Investment Manager	2003
Francis Radano III, CFA®	Investment Manager	1999

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Aberdeen China Opportunities Fund

Objective

The Aberdeen China Opportunities Fund (the “China Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the China Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.68%	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	2.18%	2.91%	2.41%	1.91%	1.91%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.29%	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.89%	2.62%	2.12%	1.62%	1.62%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.62% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the China Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the China Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$756	$1,164	$1,626	$2,900
Class C shares	$365	$845	$1,481	$3,190
Class R shares	$215	$695	$1,232	$2,701
Institutional Class shares	$165	$542	$976	$2,184
Institutional Service Class shares	$165	$542	$976	$2,184

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year	3 Years	5 Years	10 Years
Class C shares	$265	$845	$1,481	$3,190

Portfolio Turnover

The China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.91% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the China Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located in China (including Hong Kong). A company generally is considered to be located in China if, as determined by the Fund’s management:

•                  it is organized under the laws of China or Hong Kong or maintains a principal office there;

•                  its securities trade principally in China or Hong Kong; or

•                  it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio managers currently believe such companies may be located primarily in Taiwan, Singapore and the U.S.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the China Fund.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. Equity securities include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, which represent an ownership interest in the issuer. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund’s shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Geographic Risk — concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong, include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian Risk — parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in

Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Country Focus Risk — Focusing on a single country (China) involves increased currency, political, regulatory and other risks. Market swings in the targeted country likely will have a greater effect on portfolio performance than they would in a more geographically diversified equity fund.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Equity-Linked Notes — The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the China Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The China Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the China Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The China Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate potential risks of the China Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares (Years Ended December 31)

Best Quarter:  42.99% - 2nd quarter 2009

Worst Quarter:  -27.49% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2010

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares — Before Taxes	20.56%	20.01%	19.54%
Class A shares — After Taxes on Distributions	20.28%	18.45%	18.00%
Class A shares — After Taxes on Distributions and Sales of Shares	13.34%	17.32%	16.99%
Class C shares — Before Taxes	26.19%	20.56%	19.74%
Class R shares — Before Taxes	27.76%	21.12%	20.31%
Institutional Class shares — Before Taxes	28.05%	21.70%	20.91%
Institutional Service Class shares — Before Taxes	28.45%	21.76%	20.91%
MSCI Zhong Hua Index (reflects no deduction for fees, expenses or taxes)	10.03%	15.95%	17.44%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the China Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited as subadvisers to the Fund. Currently, AAMAL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Hugh Young	Head of Asian Equities	1985
Frank Tian	Investment Analyst	2008
Flavia Cheong, CFA®	Investment Director	1996
Nicholas Yeo, CFA®	Director and Head of Equities Hong Kong	2000
Kathy Xu	Assistant Investment Manager	2007

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Fund

Objective

The Aberdeen Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of emerging market country issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholders Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%
Other Expenses	0.65%	0.53%	0.66%
Total Annual Fund Operating Expenses	1.95%	2.58%	2.21%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.79%	2.42%	2.05%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.42% for all Classes of the Fund, at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$746	$1,122	$1,538	$2,694
Class C shares	$345	$771	$1,341	$2,890
Class R shares	$208	$660	$1,155	$2,518

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$245	$771	$1,341	$2,890

Portfolio Turnover

The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.30% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of issuers that:

•                  Have their principal securities trading market in an emerging market country;

•                  Alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging market countries; or

•                  Are organized under the laws of, and have their principal office in, an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Emerging Markets Fund.

An “emerging market” country is any country determined by the Adviser or the Fund’s subadvisers to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries. There are currently over 130 countries that the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund’s investments are ordinarily diversified among regions, countries and currencies, as determined by the Fund’s subadvisers.

The Fund may invest in securities denominated in major currencies, including U.S. dollars, and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. However, from time to time, the Fund may hedge a portion of its foreign currency exposure.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Emerging Markets Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Emerging Markets Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Emerging Markets Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Emerging Markets Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares (Years Ended December 31)

Best Quarter:  40.91% - 2nd quarter 2009

Worst Quarter:  -31.24% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares - Before Taxes	20.09%	12.01%	15.86%
Class A shares - After Taxes on Distributions	19.79%	10.66%	14.85%
Class A shares - After Taxes on Distributions and Sale of Shares	13.03%	10.12%	14.07%
Class C shares - Before Taxes	25.63%	12.59%	15.93%
Class R shares - Before Taxes	27.04%	13.07%	16.15%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	19.20%	13.11%	16.23%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited as subadvisers to manage the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Devan Kaloo	Head of Emerging Markets	2000
Joanne Irvine	Head of Emerging Markets (ex Asia)	1996
Mark Gordon-James, CFA ®	Investment Manager	2004
Fiona Manning, CFA®	Investment Manager	2005
Hugh Young	Head of Asian Equities	1985

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Financial Services Fund

Aberdeen Global Financial Services Fund

Objective

The Aberdeen Global Financial Services Fund (the “Financial Services Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Financial Services Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholders Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.69%	0.57%	0.60%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.84%	2.47%	2.00%	1.47%	1.47%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.56%	2.19%	1.72%	1.19%	1.19%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.19% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Financial Services Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$725	$1,068	$1,463	$2,565
Class C shares	$322	$715	$1,264	$2,762
Class R shares	$175	$572	$1,025	$2,281
Institutional Class shares	$121	$408	$748	$1,708
Institutional Service Class shares	$121	$408	$748	$1,708

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years

Class C shares	$222	$715	$1,264	$2,762

Portfolio Turnover

The Financial Services Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.27% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Financial Services Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to financial services.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Financial Services Fund.

A financial services company is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries.  A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its total assets in at least one or more of the following industry groups:

•                  banks and savings and loans;

•                  consumer and industrial finance companies;

•                  investment banks;

•                  insurance brokers;

•                  insurance companies;

•                  securities brokers and advisers;

•                  real estate-related companies; and

•                  leasing companies.

The Fund may invest in financial services companies of any size, including established large-cap companies as well as small-cap and mid-cap companies.  The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Financial Services Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Financial Services Industry Risk — the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change.

Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

Concentration Risk — investing 25% or more of the Fund’s net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Financial Services Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Financial Services Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Financial Services Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Financial Services Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Financial Services Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  36.46% - 2nd quarter 2009

Worst Quarter:  -28.64% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2010

	1 Year	5 Years	Since Inception (Dec. 18, 2001)
Class A shares — Before Taxes	5.52%	-2.39%	4.70%
Class A shares — After Taxes on Distributions	5.16%	-3.14%	3.83%
Class A shares — After Taxes on Distributions and Sales of Shares	3.56%	-2.15%	3.93%
Class C shares — Before Taxes	10.32%	-1.87%	4.66%
Class R shares — Before Taxes	11.84%	-1.42%	5.06%
Institutional Class shares — Before Taxes	12.37%	-0.90%	5.69%
Institutional Service Class shares — Before Taxes	13.52%	-0.70%	5.81%
MSCI World Financials Index (reflects no deduction for fees, expenses or taxes)	5.07%	-5.89%	1.73%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Financial Services Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994
Bruce Stout	Senior Investment Manager	2000
Andrew McMenigall	Senior Investment Manager	2003
Jamie Cumming, CFA®	Senior Investment Manager	2001
Samantha Fitzpatrick, CFA®	Senior Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Equity Fund

Aberdeen International Equity Fund

Objective

The Aberdeen International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including emerging countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.43%	0.35%	0.35%	0.35%	0.47%
Total Annual Fund Operating Expenses	1.58%	2.25%	1.75%	1.25%	1.37%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.57%	2.24%	1.74%	1.24%	1.36%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.24% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$726	$1,043	$1,384	$2,344
Class C shares	$327	$701	$1,203	$2,583
Class R shares	$177	$549	$947	$2,061
Institutional Class shares	$126	$395	$684	$1,509
Institutional Service Class shares	$138	$432	$748	$1,644

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$227	$701	$1,203	$2,583

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.61% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Fund.

The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the International Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The International Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the International Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The International Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the International Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  26.47% - 2nd quarter 2009

Worst Quarter:  -25.42% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Returns
As of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	6.92%	5.54%	5.35%
Class A shares —After Taxes on Distributions	6.20%	4.98%	5.03%
Class A shares — After Taxes on Distributions and Sale of Shares	4.44%	4.56%	4.55%
Class C shares — Before Taxes	11.57%	6.06%	5.28%
Class R shares — Before Taxes	13.16%	6.56%	5.58%
Institutional Class shares —Before Taxes	13.69%	7.12%	6.28%
Institutional Service Class shares — Before Taxes	13.54%	7.09%	6.27%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	11.60%	5.29%	4.64%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the International Equity Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund. Currently AAMISL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994
Bruce Stout	Senior Investment Manager	2000
Andrew McMenigall	Senior Investment Manager	2003
Jamie Cumming, CFA®	Senior Investment Manager	2001
Samantha Fitzpatrick, CFA®	Senior Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Equity Fund

Aberdeen Global Equity Fund

Objective

The Aberdeen Global Equity Fund (the “Global Equity Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.81%	0.77%	0.77%	0.77%	0.82%
Total Annual Fund Operating Expenses	1.96%	2.67%	2.17%	1.67%	1.72%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.35%	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.61%	2.32%	1.82%	1.32%	1.37%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.32% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$729	$1,089	$1,509	$2,674
Class C shares	$335	$761	$1,351	$2,949
Class R shares	$185	$610	$1,099	$2,447
Institutional Class shares	$134	$456	$840	$1,916
Institutional Service Class shares	$139	$472	$866	$1,970

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$235	$761	$1,351	$2,949

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.44% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.). Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investments funds or trusts and depository receipts, which represent an ownership interest in the issuer. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily tied economically to, one country. Under normal conditions, the Fund invests in securities from at least three different countries.  The Fund may also invest in companies of emerging market countries.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Global Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Global Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Global Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Global Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Global Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  23.82% - 2nd quarter 2009

Worst Quarter:  -21.22% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	4.52%	2.75%	3.01%
Class A shares — After Taxes on Distributions	3.87%	2.40%	2.82%
Class A shares — After Taxes on Distributions and Sales of Shares	2.89%	2.13%	2.48%
Class C shares — Before Taxes	9.22%	3.24%	2.95%
Class R shares — Before Taxes	10.65%	3.69%	3.23%
Institutional Class shares — Before Taxes	11.28%	4.07%	3.68%
Institutional Service Class shares — Before Taxes	11.28%	4.07%	3.68%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	12.34%	2.99%	2.82%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global Equity Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund. Currently, AAMISL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994
Bruce Stout	Senior Investment Manager	2000
Andrew McMenigall	Senior Investment Manager	2003
Jamie Cumming, CFA®	Senior Investment Manager	2001
Samantha Fitzpatrick, CFA®	Senior Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Defensive

Objective

The Aberdeen Optimal Allocations Fund: Defensive (the “Defensive Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Defensive Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.46%	1.43%	1.45%	1.43%	1.48%
Acquired fund fees and expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	2.49%	3.21%	2.73%	2.21%	2.26%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	1.33%	1.33%	1.33%	1.33%	1.33%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.16%	1.88%	1.40%	0.88%	0.93%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013, after which it may be terminated by the Adviser upon proper prior notice to the Trust.

Example

This Example is intended to help you compare the cost of investing in the Defensive Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Defensive Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$686	$1,058	$1,590	$3,041
Class C shares	$291	$732	$1,440	$3,322
Class R shares	$143	$587	$1,200	$2,858
Institutional Class shares	$90	$426	$933	$2,327
Institutional Service Class shares	$95	$442	$959	$2,380

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$191	$732	$1,440	$3,322

Portfolio Turnover

The Defensive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.34% of the average value of its portfolio.

Principal Strategies

The Defensive Fund invests in Underlying Funds, some of which are actively managed by the Adviser, and invests in both traditional (funds that invest in U.S. equities, international equities, U.S. bonds and short-term investments) and non-traditional (funds of specific market sectors, emerging markets, international bonds, alternative strategies and real assets such as real estate investment trusts (“REITs”) and commodity linked instruments) asset classes. The Defensive Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs. It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Defensive Fund invests in bonds and short-term investments to add income and reduce volatility. The Defensive Fund may invest in Underlying Funds that invest in the stocks of companies of any size and in bonds of any maturity and quality.

The Adviser establishes model weights among different asset classes based on the Defensive Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and strategies of the Defensive Fund in order to achieve the Defensive Fund’s investment objective. The Defensive Fund’s current target allocation ranges for investment are: 5-30% in U.S. equity funds, 5-35% in international/global equity funds (international or global equity funds may include investments in U.S. equities, as well as foreign countries), 50-75% in bond funds and short-term investments and 5-20% in real asset funds (real asset funds may include investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation).

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Defensive Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in non-traditional assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various underlying funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation model for that asset class.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

Principal Risks of Underlying Funds

Commodity Risk — the value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Currency Risk — the value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Derivatives Risk — derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Foreign and Emerging Markets Risk — foreign securities can involve risks relating to market, economic, political, regulatory, geopolitical, or other conditions and may be more volatile, harder to price and less liquid than U.S. securities.  These risks are greater for securities of companies in emerging markets countries.

Inflation-Adjusting Risk — interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Leveraging Risk — the use of leverage may exaggerate changes in the net asset value of Underlying Fund shares and thus result in increased volatility of returns.

Liquidity Risk — it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Prepayment/Extension Risk — instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Real Estate-Related Investment Risk — investing in real estate-related securities include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Short Sale Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security and return it to the lender.

Stock Market Risk — an Underlying Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Defensive Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The

Defensive Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Defensive Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Defensive Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Defensive Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index, as well as the S&P 500® Index, an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies, and the Defensive Composite Index, which is a hypothetical combination of 60% of the Barclays Capital U.S. Aggregate Bond Index, and 40% of the S&P 500 Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  7.98% - 3rd quarter 2010

Worst Quarter:  -6.34% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	Since Inception (December 15, 2006)
Class A shares — Before Taxes	1.77%	2.94%
Class A shares — After Taxes on Distributions	0.98%	1.90%
Class A shares — After Taxes on Distributions and Sales of Shares	1.13%	1.91%
Class C shares — Before Taxes	6.20%	3.71%
Class R shares — Before Taxes	6.20%	3.71%
Institutional Class shares — Before Taxes	8.34%	4.68%
Institutional Service Class shares — Before Taxes	8.34%	4.68%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	6.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	-0.93%
Defensive Composite Index (reflects no deduction for fees, expenses or taxes)	10.41%	3.67%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Defensive Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2000
Allison Mortensen, CFA®	Senior Investment Manager	2004

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Aberdeen Optimal Allocations Fund: Moderate

Objective

The Aberdeen Optimal Allocations Fund: Moderate (the “Moderate Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Moderate Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.47%	0.46%	0.49%	0.46%	0.51%
Acquired fund fees and expenses	0.73%	0.73%	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.60%	2.34%	1.87%	1.34%	1.39%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.36%	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.24%	1.98%	1.51%	0.98%	1.03%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Moderate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Moderate Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$694	$983	$1,330	$2,307
Class C shares	$301	$660	$1,183	$2,619
Class R shares	$154	$516	$942	$2,130
Institutional Class shares	$100	$352	$663	$1,548
Institutional Service Class shares	$105	$367	$690	$1,604

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$201	$660	$1,183	$2,619

Portfolio Turnover

The Moderate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.21% of the average value of its portfolio.

Principal Strategies

The Moderate Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Fund invests in both traditional and non-traditional asset classes to reduce overall portfolio volatility.

The Moderate Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.

The Adviser establishes model weights among different asset classes based on the Moderate Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and strategies of the Moderate Fund in order to achieve the Moderate Fund’s investment objective. The Moderate Fund’s current target allocation ranges for investment are: 20-40% in U.S. equity funds, 10-45% in international/global equity funds (international or global equity funds may include investments in U.S. equities, as well as foreign countries), 30-55% in bond funds and short-term investments and 5-20% in real asset funds (real asset funds may include investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation).

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Moderate Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in specialty assets (which include investments that focus on a specialized asset class (e.g., commodities) as well as specific market sectors within a broader asset class), which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation model for that asset class.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

Principal Risks of Underlying Funds

Commodity Risk — the value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Currency Risk — the value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Derivatives Risk — derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Foreign and Emerging Markets Risk — foreign securities can involve risks relating to market, economic, political, regulatory, geopolitical, or other conditions and may be more volatile, harder to price and less liquid than U.S. securities.  These risks are greater for securities of companies in emerging markets countries.

Inflation-Adjusting Risk — interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Leveraging Risk — the use of leverage may exaggerate changes in the net asset value of Underlying Fund shares and thus result in increased volatility of returns.

Liquidity Risk — it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Prepayment/Extension Risk — instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Real Estate-Related Investment Risk — investing in real estate-related securities include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Short Sale Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security and return it to the lender.

Stock Market Risk — an Underlying Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Moderate Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Moderate Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Moderate Fund acquired all of the assets, subject to the liabilities, of the

Predecessor Fund. The Moderate Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns shown for the Institutional Service Class for periods prior to its commencement of operations are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each the Institutional Service Class would have produced because both classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Moderate Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index, as well as the Moderate Composite Index, which is a hypothetical combination of 40% of the Barclays Capital U.S. Aggregate Bond Index, 40% of the S&P 500 Index and 20% of the MSCI EAFE Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  13.37% - 2nd quarter 2009

Worst Quarter:  -12.61% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares — Before Taxes	4.35%	4.20%	5.89%
Class A shares — After Taxes on Distributions	3.60%	2.95%	4.53%
Class A shares — After Taxes on Distributions and Sales of Shares	2.81%	2.98%	4.37%
Class C shares — Before Taxes	9.13%	4.69%	6.02%
Class R shares — Before Taxes	10.62%	5.19%	6.49%
Institutional Class shares — Before Taxes	11.16%	5.70%	7.05%
Institutional Service Class shares — Before Taxes	11.16%	5.70%	7.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.71%
Moderate Composite Index (reflects no deduction for fees, expenses or taxes)	10.85%	4.30%	5.41%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Moderate Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2000
Allison Mortensen, CFA®	Senior Investment Manager	2004

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Aberdeen Optimal Allocations Fund: Moderate Growth

Objective

The Aberdeen Optimal Allocations Fund: Moderate Growth (the “Moderate Growth Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Moderate Growth Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.59%	0.56%	0.56%	0.56%	0.61%
Acquired fund fees and expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses	1.88%	2.60%	2.10%	1.60%	1.65%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.46%	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.42%	2.14%	1.64%	1.14%	1.19%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Moderate Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Moderate Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$711	$1,045	$1,450	$2,577
Class C shares	$317	$719	$1,296	$2,864
Class R shares	$167	$567	$1,042	$2,356
Institutional Class shares	$116	$412	$782	$1,820
Institutional Service Class shares	$121	$428	$808	$1,875

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$217	$719	$1,296	$2,864

Portfolio Turnover

The Moderate Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.29% of the average value of its portfolio.

Principal Strategies

The Moderate Growth Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Moderate Growth Fund’s allocation is significantly weighted toward equities, including non-traditional investments, but also includes some fixed income investments to reduce volatility.

The Moderate Growth Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.

The Adviser establishes model weights among different asset classes based on the Moderate Growth Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and strategies of the Moderate Growth Fund in order to achieve the Moderate Growth Fund’s investment objective. The Moderate Growth Fund’s current target allocation ranges for investment are: 20-40% in U.S. equity funds, 20-50% in international/global equity funds (international or global equity funds may include investments in U.S. equities, as well as foreign countries), 10-30% in bond funds and short-term investments and 5-20% in real asset funds (real asset funds may include investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation).

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” In the prospectus.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Moderate Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in specialty assets (which include investments that focus on a specialized asset class (e.g. commodities) as well as specific market sectors within a broader asset class), which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various underlying funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation model for that asset class.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

Principal Risks of Underlying Funds

Commodity Risk — the value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Currency Risk — the value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Derivatives Risk — derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Foreign and Emerging Markets Risk — foreign securities can involve risks relating to market, economic, political, regulatory, geopolitical, or other conditions and may be more volatile, harder to price and less liquid than U.S. securities.  These risks are greater for securities of companies in emerging markets countries.

Inflation-Adjusting Risk — interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Leveraging Risk — the use of leverage may exaggerate changes in the net asset value of Underlying Fund shares and thus result in increased volatility of returns.

Liquidity Risk — it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Prepayment/Extension Risk — instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Real Estate-Related Investment Risk — investing in real estate-related securities include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Short Sale Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security and return it to the lender.

Stock Market Risk — an Underlying Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Moderate Growth Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Moderate Growth Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Moderate Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Moderate Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns shown for the Institutional Service Class for periods prior to its commencement of operations are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each the Institutional Service Class would have produced because both classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Moderate Growth Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index, as well as the Moderate Growth Composite Index, which is a hypothetical combination of 60% of the S&P 500 Index, 20% of the Barclays Capital U.S. Aggregate Bond Index and 20% of the MSCI EAFE Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  16.83% - 2nd quarter 2009

Worst Quarter:  -18.37% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares — Before Taxes	6.30%	3.52%	5.71%
Class A shares — After Taxes on Distributions	5.71%	2.26%	4.31%
Class A shares — After Taxes on Distributions and Sales of Shares	4.08%	2.44%	4.24%
Class C shares — Before Taxes	11.00%	4.00%	5.89%
Class R shares — Before Taxes	12.61%	4.44%	6.35%
Institutional Class shares — Before Taxes	13.06%	4.83%	6.73%
Institutional Service Class shares — Before Taxes	13.06%	4.83%	6.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.71%
Moderate Growth Composite Index (reflects no deduction for fees, expenses or taxes)	12.38%	3.46%	4.92%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Moderate Growth Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2000
Allison Mortensen, CFA®	Senior Investment Manager	2004

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Aberdeen Optimal Allocations Fund: Growth

Objective

The Aberdeen Optimal Allocations Fund: Growth (the “Growth Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Growth Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.09%	1.04%	1.22%	1.04%	1.09%
Acquired fund fees and expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses	2.44%	3.14%	2.82%	2.14%	2.19%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.94%	0.94%	0.94%	0.94%	0.94%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.50%	2.20%	1.88%	1.20%	1.25%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$719	$1,117	$1,636	$3,052
Class C shares	$323	$787	$1,476	$3,313
Class R shares	$191	$691	$1,317	$3,006
Institutional Class shares	$122	$483	$971	$2,319
Institutional Service Class shares	$127	$499	$997	$2,371

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$223	$787	$1,476	$3,313

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.10% of the average value of its portfolio.

Principal Strategies

The Growth Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Growth Fund’s allocation is more heavily weighted toward equity investments, and also includes non-traditional asset classes.

The Growth Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in some instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.

The Adviser establishes model weights among different asset classes based on the Growth Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and strategies of the Growth Fund in order to achieve the Growth Fund’s investment objective. The Growth Fund’s current target allocation ranges for investment are: 30-60% in U.S. equity funds, 25-60% in international/global equity funds (international or global equity funds may include investments in U.S. equities, as well as foreign countries), 0-15% in bond funds and short-term investments and 5-20% in real asset funds (real asset funds may include investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation).

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in non-traditional assets, which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various underlying funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation model for that asset class.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

Principal Risks of Underlying Funds

Commodity Risk — the value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Currency Risk — the value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Derivatives Risk — derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Foreign and Emerging Markets Risk — foreign securities can involve risks relating to market, economic, political, regulatory, geopolitical, or other conditions and may be more volatile, harder to price and less liquid than U.S. securities.  These risks are greater for securities of companies in emerging markets countries.

Inflation-Adjusting Risk — interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Leveraging Risk — the use of leverage may exaggerate changes in the net asset value of Underlying Fund shares and thus result in increased volatility of returns.

Liquidity Risk — it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Prepayment/Extension Risk — instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Real Estate-Related Investment Risk — investing in real estate-related securities include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Short Sale Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security and return it to the lender.

Stock Market Risk — an Underlying Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Growth Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Growth Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Growth Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns shown for the Institutional Service Class for periods prior to its commencement of operations are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each the Institutional Service Class would have produced because both classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Growth Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index, as well as the Composite Growth Index, which is a hypothetical combination of 70% of the S&P 500 Index, 25% of the MSCI EAFE Index and 5% of the Barclays Capital U.S. Aggregate Bond Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  18.84% - 2nd quarter 2009

Worst Quarter:  -21.74% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares — Before Taxes	7.35%	2.42%	5.09%
Class A shares — After Taxes on Distributions	6.75%	1.21%	3.70%
Class A shares — After Taxes on Distributions and Sales of Shares	4.77%	1.55%	3.73%
Class C shares — Before Taxes	12.09%	2.90%	5.25%
Class R shares — Before Taxes	13.44%	3.33%	5.70%
Institutional Class shares — Before Taxes	13.87%	3.65%	6.05%
Institutional Service Class shares — Before Taxes	13.87%	3.65%	6.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.71%
Composite Growth Index (reflects no deduction for fees, expenses or taxes)	13.09%	2.78%	4.62%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Growth Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2000
Allison Mortensen, CFA®	Senior Investment Manager	2004

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Optimal Allocations Fund: Specialty

Aberdeen Optimal Allocations Fund: Specialty

Objective

The Aberdeen Optimal Allocations Fund: Specialty (the “Specialty Fund” or the “Fund”) seeks to maximize total investment return for a given level of risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Specialty Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A and Class D Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.62%	0.61%	0.61%	0.61%	0.66%
Acquired fund fees and expenses	1.04%	1.04%	1.04%	1.04%	1.04%
Total Annual Fund Operating Expenses	2.06%	2.80%	2.30%	1.80%	1.85%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.51%	0.51%	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.55%	2.29%	1.79%	1.29%	1.34%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Specialty Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Specialty Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$724	$1,088	$1,529	$2,748
Class C shares	$332	$769	$1,386	$3,052
Class R shares	$182	$618	$1,135	$2,554
Institutional Class shares	$131	$464	$877	$2,029
Institutional Service Class shares	$136	$480	$903	$2,083

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$232	$769	$1,386	$3,052

Portfolio Turnover

The Specialty Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.00% of the average value of its portfolio.

Principal Strategies

The Specialty Fund invests in Underlying Funds that are primarily actively managed, many by the Adviser. The Specialty Fund’s portfolio includes larger allocations to non-traditional asset classes.

The Specialty Fund’s allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in some instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs.  It may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives.

The Adviser establishes model weights among different asset classes based on the Specialty Fund’s risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and strategies of the Specialty Fund in order to achieve the Specialty Fund’s investment objective. The Specialty Fund’s current target allocation ranges for investment are: 10-25% in U.S. equity funds, 25-75% in international/global equity funds (international or global equity funds may include investments in U.S. equities, as well as foreign countries), 0-15% in bond funds and short-term investments and 5-30% in real asset funds (real asset funds may include investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation).

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Specialty Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  The Fund invests a significant proportion of its assets in specialty assets (which include investments that focus on a specialized asset class (e.g. commodities) as well as specific market sectors within a broader asset class), which may involve riskier types of securities or investments than those offered by other asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation model for that asset class.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  The Fund does not intend to engage in market timing in Underlying Fund shares.  However, the Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct the Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

Principal Risks of Underlying Funds

Commodity Risk — the value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Currency Risk — the value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Derivatives Risk — derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Foreign and Emerging Markets Risk — foreign securities can involve risks relating to market, economic, political, regulatory, geopolitical, or other conditions and may be more volatile, harder to price and less liquid than U.S. securities.  These risks are greater for securities of companies in emerging markets countries.

Inflation-Adjusting Risk — interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Leveraging Risk — the use of leverage may exaggerate changes in the net asset value of Underlying Fund shares and thus result in increased volatility of returns.

Liquidity Risk — it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Prepayment/Extension Risk — instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Real Estate-Related Investment Risk — investing in real estate-related securities include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Short Sale Risk — the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security and return it to the lender.

Stock Market Risk — an Underlying Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Specialty Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Specialty Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Specialty Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Specialty Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns shown for the Institutional Service Class for periods prior to its commencement of operations are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each the Institutional Service Class would have produced because both classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Specialty Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index, as well as the Specialty Composite Index, which is a hypothetical combination of 70% of the S&P 500 Index and 30% of the MSCI EAFE Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  19.07% - 2nd quarter 2009

Worst Quarter:  —21.91% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares — Before Taxes	5.19%	2.74%	5.68%
Class A shares — After Taxes on Distributions	4.44%	1.58%	4.37%
Class A shares — After Taxes on Distributions and Sales of Shares	3.36%	1.81%	4.25%
Class C shares — Before Taxes	9.63%	3.18%	5.84%
Class R shares — Before Taxes	11.28%	3.67%	6.36%
Institutional Service Class shares — Before Taxes	11.79%	4.22%	6.92%
Institutional Class shares — Before Taxes	11.79%	4.22%	6.92%
S&P 500® Index	15.06%	2.29%	3.71%
Specialty Composite Index (reflects no deduction for fees, expenses or taxes)	13.07%	2.57%	4.60%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Specialty Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Richard Fonash, CFA®	Senior Investment Manager	2000
Allison Mortensen, CFA®	Senior Investment Manager	2004

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Asia Bond Institutional Fund

Aberdeen Asia Bond Institutional Fund

Objective

The Aberdeen Asia Bond Institutional Fund (the “Asia Bond Institutional Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia Bond Institutional Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.21%	0.36%
Total Annual Fund Operating Expenses	0.71%	0.86%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%	0.85%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for all Classes of the Fund at least through July 20, 2011. Effective July 21, 2011, the contract will limit operating expenses to 0.70% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Asia Bond Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia Bond Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$72	$225	$393	$881
Institutional Service Class shares	$87	$272	$475	$1,059

Portfolio Turnover

The Asia Bond Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.77% of the average value of its portfolio.

Principal Strategies

The Asia Bond Institutional Fund seeks to achieve its objective by investing primarily in bonds and other debt securities of Asian sovereign and corporate issuers. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in bonds of Asian issuers, as defined below, and derivatives that reflect the performance of bonds of Asian issuers. The portion of the Fund’s assets not invested in these investments may be invested in debt securities issued by the U.S. government, its agencies and instrumentalities, U.S. companies and multinational organizations, such as the Asian Development Bank, as well as non-Asian derivatives and other assets. The Fund may invest without limit in emerging markets and in issuers of any market capitalization, including start-ups.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Asia Bond Institutional Fund.

Asian issuers are issuers (i) organized under the laws of an Asian country or that maintain their principal place of business in Asia; (ii) traded principally in Asia; or (iii) that during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Asia or have at least 50% of their assets in an Asian country. For the purposes of the Fund’s investments, Asia currently includes Bangladesh, Brunei, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Laos, Macau, Malaysia, Mongolia, Nepal, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

The investment team bases its investment decisions on fundamental market factors, currency trends and credit quality. The Fund invests where the combination of interest, appreciation and currency exchange rates appear attractive. The Fund will be broadly diversified in terms of countries invested in and rating of issuers. The Fund may invest in debt securities of any quality, including debt securities rated as low as C by Moody’s Investors Service (“Moody’s”) or D by Standard & Poor’s, or, if unrated, deemed to be of comparable quality. Securities rated C by Moody’s can be regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by Standard & Poor’s are in payment default.  Securities rated B or lower by Standard & Poor’s or Ba or lower by Moody’s and unrated securities of comparable quality are commonly referred to as “junk bonds”. The Fund currently intends to maintain an average portfolio credit rating of BB- by Standard & Poor’s.

The investment team seeks to achieve the Fund’s objective through active management of the Fund’s duration, credit, currency exposure and country allocation. A top-down analysis is performed to determine the portion of portfolio assets to be invested in Asian corporate, Asian sovereign and U.S. government and corporate bonds and the size and composition of the Fund’s interest rate and currency exposure. Then, the investment team determines the allocation of assets to particular countries in the region and finally, individual securities are selected by evaluating the industry and business profile of the issuer, the financial profile of the issuer, the structure and subordination of the security and other relevant factors. The investment team intends to enhance return by managing currency exposure, which may involve hedging transactions as well as speculating in comparative changes in currency exchange rates. The Fund’s exposure to a currency can exceed the value of the Fund’s securities denominated in that currency and may exceed the value of the Fund’s assets. Currency positions will be based on the investment team’s analysis of relevant regional macroeconomic and other factors. The Fund has no stated maturity or duration policy and the average effective maturity or duration may change. The Adviser has implemented proprietary risk management systems to monitor the Fund to protect against loss through overemphasis on a particular issuer, country or currency.

The Fund may hedge or take speculative positions in currencies. To gain or hedge exposure to currencies, the Fund may use futures, forwards, options or swaps.

The Fund may invest in all types of bonds, including:

•                  certificates of deposit and other bank obligations;

•                  corporate bonds, debentures and notes;

•                  convertible debt securities;

•                  credit linked notes;

•                  government securities;

•                  loans or similar extensions of credit;

•                  mortgage-backed and asset-backed securities; and

•                  repurchase agreements involving portfolio securities.

The Fund primarily holds securities denominated in Asian currencies or in U.S. dollars, although it may hold currencies in order to achieve its objective.

The Fund may invest up to:

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions;

•                  50% of assets in bonds of issuers located in any single foreign country; and

•                  100% of net assets in emerging markets and in bonds rated below investment grade.

The Fund may engage in other investment practices that include the use of options, futures, swaps and other derivative securities. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. The Fund will attempt to take advantage of pricing inefficiencies in these securities. The Fund may engage in derivative transactions involving a variety of underlying instruments, including currencies, debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions). In particular, the Fund may engage in interest rate and currency futures, credit default swaps, cross-currency swaps, and interest rate swaps; options on futures and interest rate swaps, certificates of deposit or currencies; and forwards on currencies.

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

The Fund may write uncovered (or so-called “naked”) options as well as engage in other futures and derivative strategies. The Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Asia Bond Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian Risk — parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk - derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

Non-Diversified Fund Risk — because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Regional Focus Risk — focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia) likely will have a greater effect on portfolio performance than they would in a more geographically diversified bond fund.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Asia Bond Institutional Fund prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The

Asia Bond Institutional Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Asia Bond Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Asia Bond Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

The bar chart and table below can help you evaluate potential risks of the Asia Bond Institutional Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 877-343-2906.

Institutional Service Class shares have not been in operation for a full calendar year; therefore no performance information for Institutional Service Class shares is provided.  The returns for Institutional Service Class shares will be substantially similar to returns for Institutional Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns — Institutional Class Shares
(Years Ended December 31)

Best Quarter:  12.66% - 2nd quarter 2009

Worst Quarter:  —4.91% - 3rd quarter 2008

After-tax returns are shown in the following table for Institutional Class shares only and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	Since Inception (May 1, 2007)
Institutional Class shares — Before Taxes	12.54%	6.48%
Institutional Class shares — After Taxes on Distributions	9.83%	4.97%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	8.11%	4.65%
HSBC Asian Local Bond Index™ (reflects no deduction for fees, expenses or taxes)	12.17%	6.67%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia Bond Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited as subadvisers to the Fund. Currently, AAMAL manages the Fund’s portfolio on a day-to-day basis.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Anthony Michael	Head of Fixed Income — Asia	1995
Scott Bennett	Head of Asian Credit	2008
Kenneth Akintewe	Portfolio Manager	2003
Adam McCabe	Senior Portfolio Manager	2001
Yueh Ee-Leen	Portfolio Manager	2006

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Objective

The Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (the “Asia-Pacific Equity Institutional Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia-Pacific Equity Institutional Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.30%	1.30%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.25%	1.25%

(1)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)  have entered into a written contract limiting operating expenses to 1.25% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Asia-Pacific Equity Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia-Pacific Equity Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$127	$402	$703	$1,559
Institutional Service Class shares	$127	$402	$703	$1,559

Portfolio Turnover

The Asia-Pacific Equity Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.15% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Asia-Pacific Equity Institutional Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of Asia-Pacific (ex-Japan) issuers.  The “Asia-Pacific Region” includes, among other countries, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Australia, New Zealand, Sri Lanka, Philippines and India.  A company generally is considered to be an Asia-Pacific (ex-Japan) issuer if, as determined by the Fund’s management:

•                  it is organized under the laws of a country in the Asia-Pacific Region (excluding Japan) or maintains a principal office there;

•                  its securities trade principally in a country in the Asia-Pacific Region (excluding Japan); or

•                  it derives at least 50% of its revenue or earnings from goods or services sold or produced in a country in the Asia-Pacific Region (excluding Japan) or has at least 50% of its assets there.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Asia-Pacific Equity Institutional Fund.

The portion of the Fund’s assets not invested in equity securities of Asia-Pacific (ex-Japan) issuers may be, but is not required to be, invested in equity securities of companies that the Adviser and Subadviser expect will reflect developments in the Asia-Pacific (ex-Japan) Region.  The Fund intends to diversify its investments across a number of different countries.  However, at times the Fund may invest a significant part of its assets in a single country.  The Fund may invest without limit in emerging market countries.  In addition, the Fund may invest in equity securities without regard to market capitalization.

The Fund invests primarily in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock.

To a limited extent, the Fund may also engage in other investment practices.  The Fund will not seek to hedge against a decline in the value of the Fund’s non-U.S. dollar denominated portfolio holdings resulting from currency devaluations or fluctuations, although it is permitted to do so using options, futures, forwards or swaps.  Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.  Swaps involve the right or obligation to receive or make payments based on two different currency rates.  The use of such instruments to hedge foreign currency exposure can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Asia-Pacific Equity Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Asian-Pacific Risk — parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian-Pacific region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Regional Focus Risk — focusing on a single geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted geographical region (Asia-Pacific) likely will have a greater effect on portfolio performance than they would in a more geographically diversified equity fund.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Asia-Pacific Equity Institutional Fund. The bar chart shows the Fund’s annual total returns for Institutional Class. The return in the bar chart has not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Return — Institutional Class Shares
(Year Ended December 31)

Best Quarter:  16.95% - 3rd quarter 2010

Worst Quarter:  —3.79% - 2nd quarter 2010

After-tax returns are shown in the following table for Institutional Class shares and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	Since Inception (November 16, 2009)
Institutional Class shares — Before Taxes	24.58%	21.66%
Institutional Class shares — After Taxes on Distributions	24.23%	21.36%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	15.97%	18.26%
Institutional Service Class shares — Before Taxes	24.71%	21.66%
MSCI AC Asia Pacific EX Japan Index™ (reflects no deduction for fees, expenses or taxes)	18.42%	18.40%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia-Pacific Equity Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Hugh Young	Head of Asian Equities	1985
Chou Chong, CFA®	Investment Director	1994
Flavia Cheong, CFA®	Investment Director	1996
Andrew Gillan	Senior Investment Manager	2000
Christopher Wong	Senior Investment Manager	2001

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Emerging Markets Institutional Fund

Aberdeen Emerging Markets Institutional Fund

Objective

The Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund” or the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of emerging market country issuers.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Institutional Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.20%	0.45%
Total Annual Fund Operating Expenses	1.10%	1.35%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.10%	1.35%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.95% for all Classes of the Fund at least through November 23, 2011.  Effective November 24, 2011, the contract will limit operating expenses to 1.10% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$112	$350	$606	$1,340
Institutional Service Class shares	$137	$428	$739	$1,624

Portfolio Turnover

The Emerging Markets Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.03% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Institutional Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.  As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of issuers that:

•                  Have their principal securities trading market in an emerging market country;

•                  Alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging market countries; or

•                 Are organized under the laws of, and have their principal office in, an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

An “emerging market” country is any country determined by the Adviser or Subadvisers to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.  There are currently over 130 countries that the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.  The Fund’s investments are ordinarily diversified among regions, countries and currencies, as determined by the Subadvisers.

The Fund may invest in securities denominated in major currencies, including U.S. dollars, and currencies of emerging market countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.  However, from time to time, the Fund may hedge a portion of its foreign currency exposure.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Emerging Markets Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Emerging Markets Institutional Fund prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”).  The Emerging Markets Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Emerging Markets Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  The Emerging Markets Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies and are managed by the same team.

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Institutional Fund.  The bar chart shows how the Fund’s annual total returns have varied from year to year.  The returns in the bar chart have not been adjusted to show the effect of taxes.  If taxes were included, the annual total returns would be lower than those shown.  The table compares the Fund’s average annual total returns to the returns of a broad-based securities index.  The bar chart and table assume that all dividends and distributions are reinvested in the Fund.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 877-343-2906.

Annual Total Returns — Institutional Class Shares
(Years Ended December 31)

Best Quarter:  39.91% - 2nd quarter 2009

Worst Quarter:  —22.69% - 4th quarter 2008

After-tax returns are shown in the following table for Institutional Class shares and will vary for Institutional Service Class shares.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes.  Your actual after-tax return depends on your personal tax situation and may differ from what is shown here.  After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2010

	1 Year	Since Inception (Institutional Class: May 11, 2007; Institutional Service Class: November 23, 2009)
Institutional Class shares — Before Taxes	27.58%	13.68%
Institutional Class shares — After Taxes on Distributions	27.18%	12.95%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	17.92%	11.45%
Institutional Service Class shares — Before Taxes	27.55%	26.16%

	1 Year	Since Inception (Institutional Class: May 11, 2007; Institutional Service Class: November 23, 2009)
MSCI EM Index (reflects no deduction for fees, expenses or taxes)	19.20%	6.79%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Devan Kaloo	Head of Emerging Markets	2000
Joanne Irvine	Head of Emerging Markets (ex-Asia)	1996
Mark Gordon-James, CFA®	Investment Manager	2004
Fiona Manning, CFA®	Investment Manager	2005
Hugh Young	Head of Asian Equities	1985

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Equity Institutional Fund

Aberdeen International Equity Institutional Fund

Objective

The Aberdeen International Equity Institutional Fund (the “International Equity Institutional Fund” or the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including emerging countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Institutional Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.30%	0.33%
Total Annual Fund Operating Expenses	1.10%	1.13%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.10%	1.13%

(1)          The “Annual Fund Operating Expenses” are annualized expenses based on the Funds most recent fiscal year.

(2)          The Fund is a series of Aberdeen Funds (the “Trust”) and is advised by Aberdeen Asset Management Inc. (the “Adviser”).  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.95% for all Classes of the Fund at least through December 1, 2011. Effective December 2, 2011, the contract will limit operating expenses to 1.10% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the International Equity Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$112	$350	$606	$1,340
Institutional Service Class shares	$115	$359	$622	$1,375

Portfolio Turnover

The International Equity Institutional Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 2.10% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Institutional Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Institutional Fund.

The equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depository receipts, that represent an ownership interest in the issuer.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The International Equity Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk — in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the International Equity Institutional Fund reflect the performance of the Predecessor Fund. The International Equity Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Equity Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  Institutional Class adopted the performance of Class Y of the Predecessor Fund and Institutional Service Class adopted the performance of Class A shares of the Predecessor Fund.

The bar chart and table below can help you evaluate potential risks of the International Equity Institutional Fund. The bar chart shows how the Fund’s annual total returns have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 877-343-2906.

Annual Total Returns — Institutional Class Shares
(Years Ended December 31)

Best Quarter:  28.54% - 2nd quarter 2009

Worst Quarter: -24.39% - 4th quarter 2008

After-tax returns are shown in the following table for Institutional Class shares only and will vary for Institutional Service Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Institutional Class shares — Before Taxes	7.93%	3.57%	1.66%
Institutional Class shares — After Taxes on Distributions	7.46%	2.19%	0.96%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	5.13%	2.62%	1.19%
Institutional Service Class shares — Before Taxes	7.83%	3.39%	1.38%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	11.60%	5.29%	5.97%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the International Equity Institutional Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994
Bruce Stout	Senior Investment Manager	1987
Andrew McMenigall	Senior Investment Manager	1997
Jamie Cumming, CFA®	Senior Investment Manager	2001
Samantha Fitzpatrick, CFA®	Senior Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Core Fixed Income Fund

Aberdeen Core Fixed Income Fund (formerly known as the Aberdeen Core Income Fund)

Objective

The Aberdeen Core Fixed Income Fund (the “Core Fixed Income Fund” or the “Fund”), formerly known as the Aberdeen Core Income Fund, seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Core Fixed Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 “Additional Information on Purchases and Sales” - “Waiver of Class A Sales Charges” and “Reduction of Sales Charges” section on of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.17%	0.17%	0.19%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.72%	1.47%	0.99%	0.47%	0.47%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.72%	1.47%	0.99%	0.47%	0.47%

(1)

Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.50% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Core Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$495	$645	$809	$1,281
Class C shares	$250	$465	$803	$1,757
Class R shares	$101	$315	$547	$1,213
Institutional Class shares	$48	$151	$263	$591
Institutional Service Class shares	$48	$151	$263	$591

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$150	$465	$803	$1,757

Portfolio Turnover

The Core Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 166.80% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, the Core Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of fixed income securities and instruments.  If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Core Fixed Income Fund.

Fixed income securities and instruments include, but are not limited to, the following:

• U.S. Government securities (including Treasury, agency and government sponsored enterprises),

• foreign government and agency, supranational, and quasi government obligations,

• residential mortgage-backed securities (MBS),

• commercial mortgage-backed securities (CMBS),

• asset-backed securities (ABS),

• municipal obligations,

• corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

• loan participations and assignments including revolving credit facilities,

• inflation-indexed securities,

• U.S. dollar denominated securities of foreign issuers,

• non-U.S. dollar denominated issues provided that all currency exposure is hedged,

• cash equivalents including commercial paper, repurchase agreements, and other short term investments,

• private placements including securities issued under Rule 144A,

• structured securities,

• derivative instruments including futures, interest rate swaps, options and credit derivatives, and

• currency forward contracts.

The Core Fixed Income Fund will primarily invest in investment grade securities at the time of purchase. Investment grade securities are those rated Baa3/BBB- or higher. Up to 5% of the market value of the fund may be invested in securities rated Ba1/BB+ to Ba3/BB- at the time of purchase.  The manager may, but is not required to, sell if the securities ratings are down-graded.  Ratings from a nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”), will apply, or if unrated, be determined by the Adviser to be of comparable quality.

The Fund will only invest in non-U.S. dollar denominated issues when currency exposure is hedged and such investments are not generally expected to exceed 5% of the Fund’s portfolio.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps (“CDS”) (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps and futures. CDS may be used to adjust the Fund’s exposure to the industry sector and/or to sell or buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Currency swaps and forwards are primarily used to manage the Fund’s currency exposure and interest rate swaps are primarily used to manage the Fund’s interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy previously noted, the derivative would be included in the 80% minimum. For additional information regarding derivatives, see “Fund Details: Additional

Information about Investments, Investment Techniques and Risks” in the prospectus.

The Core Fixed Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Core Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Core Fixed Income Fund may be required to invest the proceeds in securities with lower yields.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Mortgage-Related Securities Risk — the Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign Investment Risk —foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk - derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Liquidity Risk — the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.

Portfolio Turnover — a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

The returns presented for the Core Fixed Income Fund reflect the performance of a predecessor fund (the “Predecessor Fund”).  The Core Fixed Income Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Core Fixed Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges, but not differences in the expenses applicable to a particular class.  Class A, Class C and Institutional Class shares of the Fund adopted the performance of the Class A, Class C and Class Y shares of the Predecessor Fund, respectively.

The bar chart and table below can help you evaluate potential risks of the Core Fixed Income Fund.  The bar chart shows how the Fund’s annual total returns for Class A shares have varied from year to year.  The returns in the bar chart have not been adjusted to show the effect of taxes and sales charges.  If taxes and sales charges were included, the annual total returns would be lower than those shown.  The table compares the Fund’s average annual total returns to the returns of two broad-based securities indices.  Effective July 12, 2010, the Barclays Capital US Aggregate Index replaced the BofA Merrill Lynch US Corporate Government & Mortgage Index (formerly Merrill Lynch Domestic Master Index), which was the Predecessor Fund’s benchmark, as the Fund’s benchmark.  The investment manager believes that the composition of the Barclays Capital US Aggregate Index makes it the most meaningful comparison index given the Fund’s investment strategy.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

and Institutional Service Class shares have not been in operation for a full calendar year; therefore no performance information for Institutional Services Class shares is provided.  The returns for Institutional Service Class shares will be substantially similar to returns for Class A shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different sales charges and expenses.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  6.34% - 3rd quarter 2009

Worst Quarter:  —3.21% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	1.67%	4.12%	4.70%
Class A shares — After Taxes on Distributions	-0.84%	2.38%	2.98%
Class A shares — After Taxes on Distributions and Sales of Shares	2.05%	2.58%	3.05%
Class C shares — Before Taxes	4.35%	4.23%	4.40%
Institutional Class shares — Before Taxes	6.41%	5.25%	5.40%
Barclays Capital US Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%
BofA Merrill Lynch US Corporate Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	6.43%	5.86%	5.88%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Core Fixed Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Christopher Gagnier	Head of U.S. Fixed Income	1997
Neil Moriarty	Senior Portfolio Manager	2002
Oliver Boulind	Senior Portfolio Manager	2008
Stephen R. Cianci	Senior Portfolio Manager	2010
Timothy Vile	Senior Portfolio Manager	1991

Important Additional Information

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A AND CLASS C SHARES

To open an account	$1,000

To open an IRA account	$1,000

Additional investments	$50

To start an Automatic Asset Accumulation Plan	$1,000

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Fixed Income Fund

Aberdeen Global Fixed Income Fund

Objective

The Aberdeen Global Fixed Income Fund (the “Global Fixed Income Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Fixed Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.57%	0.57%	0.59%	0.57%	0.73%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.69%	1.17%	1.33%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.20%	1.95%	1.47%	0.95%	1.11%

(1)

Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.95% for all Classes of the Fund at least through July 20, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and 12b-1 fees. Effective July 21, 2011, the contract limit will also exclude Administrative Services Fees from the operating expense limit. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Global Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$542	$813	$1,127	$2,017
Class C shares	$298	$636	$1,123	$2,468
Class R shares	$150	$489	$875	$1960
Institutional Service Class shares	$113	$377	$686	$1,562
Institutional Class shares	$97	$327	$600	$1,380

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$198	$636	$1,123	$2,468

Portfolio Turnover

The Global Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 256.30% of the average value of its portfolio.

Principal Strategies

The Global Fixed Income Fund seeks to achieve its objective by investing in fixed-income securities of U.S. and foreign issuers including:

•                  foreign governments, their agencies and instrumentalities, and foreign companies, including those in emerging markets;

•                 multinational organizations, such as the World Bank;

•                  the U.S. government, its agencies and instrumentalities and U.S. companies; and

•                  asset-backed securities.

As a non-fundamental policy, under normal market conditions, the Global Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in a number of countries throughout the world, which may include the U.S. Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in bonds of issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries.  There is no limit on the Fund’s ability to invest in emerging markets.

If the Global Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Fixed Income Fund.

The investment team bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Fund generally invests in markets where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the investment team believes the currency risk can be reduced through hedging.

The Fund may invest in all types of fixed-income securities, including:

•                  corporate bonds, debentures and notes;

•                  convertible debt securities;

•                  preferred stocks;

•                  government securities;

•                  municipal and other government related securities;

•                  mortgage-backed and other asset-backed securities; and

•                  repurchase agreements involving portfolio securities.

The Fund may purchase securities denominated in foreign currencies or in U.S. dollars.

The Fund may invest up to:

•                  40% of assets in securities of issuers located in any single foreign country;

•                  35% of net assets in fixed-income securities rated below investment grade (junk bonds);

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•                  20% of net assets in equity securities, including common stocks, warrants and rights.

The Fund has no stated maturity policy and the average effective maturity may change.

In pursuing its investment strategies, the Fund may also invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps and options on swaps (commonly referred to as swaptions)), forward foreign currency exchange contracts and options, and credit linked notes. The Fund may enter into transactions which include but are not limited to the purchase and writing of call and put options on securities (including exchange-listed and over-the-counter options), and the purchase and sale of futures contracts and options thereon such as securities indices, bond and interest rate futures.

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy previously noted, the derivative would be included in the 80% minimum.  Derivative strategies involve risks which are further detailed in Principal Risks: Derivatives Risk.

The Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Global Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk - derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Non-Hedging Foreign Currency Trading Risk — the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Portfolio Turnover — a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Global Fixed Income Fund prior to July 20, 2009 Fund reflect the performance of a predecessor fund (the “Predecessor Fund”). The Global Fixed Income Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Global Fixed Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Fixed Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Global Fixed Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  7.74% - 3rd quarter 2009

Worst Quarter:  —4.88% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception (Class A: 11/30/01, Class C: 04/29/05, Institutional Class: 7/20/09)
Class A shares — Before Taxes	0.66%	5.06%	NA	5.65%
Class A shares — After Taxes on Distributions	-1.20%	3.44%	NA	3.54%
Class A Shares — After Taxes on Distributions and Sale of Fund Shares	0.40%	3.36%	NA	3.56%
Class R shares — Before Taxes	3.17%	5.16%	NA	3.54%
Institutional Class shares — Before Taxes	5.20%	NA	NA	7.66%
Institutional Service Class shares — Before Taxes	5.21%	6.22%	6.17%	NA
Barclays Capital Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.54%	6.66%	6.73%	7.06%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global Fixed Income Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.  Currently, AAMISL provides day-to-day management of the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Annette Fraser	Portfolio Manager — EMEA	1990
Simon Hancock	Portfolio Analyst	1997
Jon Cunliffe	Head of Global Interest Rates	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Small Cap Fund

Aberdeen Global Small Cap Fund

Objective

The Aberdeen Global Small Cap Fund (the “Global Small Cap Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Small Cap Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.89%	0.85%	0.87%	0.85%	0.85%
Total Annual Fund Operating Expenses	2.39%	3.10%	2.62%	2.10%	2.10%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.80%	0.80%	0.80%	0.80%	0.80%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.59%	2.30%	1.82%	1.30%	1.30%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.30% for all Classes of the Fund at least through July 20, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees and extraordinary expenses.  Effective July 21, 2011, the contract limit will exclude Administrative Services Fees from the operating expense limit. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Global Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$727	$1,129	$1,636	$3,025
Class C shares	$333	$803	$1,482	$3,296
Class R shares	$185	$658	$1,243	$2,831
Institutional Class shares	$132	$499	$977	$2,300
Institutional Service Class shares	$132	$499	$977	$2,300

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$233	$803	$1,482	$3,296

Portfolio Turnover

The Global Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.05%of the average value of its portfolio.

Principal Strategies

The Global Small Cap Fund seeks to achieve its objective by investing in equity securities of small U.S. and foreign companies. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from a broad range of countries, including the U.S., and 40% of assets in companies located or conducting a majority of their business outside the U.S. Under normal conditions, the Fund invests in securities from at least three different countries.  If the Global Small Cap Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global Small Cap Fund.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of February 24, 2011, the MSCI World Small Cap Index included companies with market capitalizations between $27 million and $6.7 billion. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $6.0 billion to be small cap; however, this maximum capitalization may change with market conditions. Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI World Small Cap Index.

The Fund will diversify its investments across companies, industries and countries.

The Fund’s equity holdings may include:

•                  common stocks and preferred stocks;

•                  rights and warrants;

•                  securities convertible into common stocks; and

•                  partnership interests.

The Fund may invest:

•                  up to 20% of net assets in debt securities;

•                  up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

•                  up to 35% of net assets in emerging markets securities;

•                  without limit in special-situation companies; and

•                  without limit in foreign securities.

To a limited extent, the Fund may also engage in other investment practices.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Global Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Small-Cap Securities Risk — in general, stocks of small-cap companies may be more volatile and less liquid than larger company stocks.

Special-situation Company Risk — “special situations” are unusual developments that affect a company’s market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Stock Market Risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Selection Risk — the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Global Small Cap Fund  prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Global Small Cap Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Global Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Global Small Cap Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class A Shares
(Years Ended December 31)

Best Quarter:  27.92% - 2nd quarter 2003

Worst Quarter:  -27.42% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years	Since Inception (Class C: 07/31/01, Institutional Class: 7/20/09, Institutional Service Class: 9/16/09)
Class A shares —Before Taxes	29.41%	0.89%	(0.22)%	NA
Class A shares —After Taxes on Distributions	29.08%	0.71%	(0.31)%	NA
Class A shares —After Taxes on Distributions and Sale of Shares	19.11%	0.64%	(0.24)%	NA
Class C shares —Before Taxes	35.37%	1.35%	NA	2.67%
Class R shares —Before Taxes	37.04%	1.84%	0.10%	NA
Institutional Class shares —Before Taxes	37.39%	NA	NA	42.18%
Institutional Service Class shares —Before Taxes	37.59%	NA	NA	31.83%
MSCI World Small Cap Index (reflects no deduction for fees, expenses or taxes)	26.57%	4.93%	9.55%	10.18%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global Small Cap Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) as subadvisers to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Stephen Docherty	Head of Global Equities	1994
Bruce Stout	Senior Investment Manager	1987
Andrew McMenigall	Senior Investment Manager	1997
Jamie Cumming, CFA®	Senior Investment Manager	2001
Samantha Fitzpatrick, CFA®	Investment Manager	1998

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Tax-Free Income Fund

Aberdeen Tax-Free Income Fund

Objective

The Aberdeen Tax-Free Income Fund (the “Tax-Free Income Fund” or the “Fund”) seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Tax-Free Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholders Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class D Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 7 days after the date of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.94%	1.69%	0.69%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.93%	1.68%	0.68%

(1)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.68% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Tax-Free Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$516	$710	$921	$1,529
Class C shares	$271	$531	$916	$1,996
Class D shares	$516	$659	$815	$1,268

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$171	$531	$916	$1,996

Portfolio Turnover

The Tax-Free Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.29% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Tax-Free Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed-income securities that qualify as tax-exempt municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax.  The Tax-Free Income Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Tax-Free Income Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis.

A security may be sold to take advantage of more favorable opportunities. The Tax-Free Income Fund may, but is not required to, sell a security whose rating falls below investment grade.

The Tax-Free Income Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to securities that are permitted investments for the Tax-Free Income Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, credit and spread risk exposure of the Tax-Free Income Fund. The Tax-Free Income Fund invests in, but is not limited to, the following derivative instruments: municipal credit default swaps (“MCDS”) (both single name MCDS and municipal credit default index swaps) and interest rate swaps and futures. MCDS may be used to adjust the Tax-Free Income Fund’s exposure to the industry sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. MCDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.  Interest rate swaps are primarily used to manage the Tax-Free Income Fund’s interest rate exposure.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Tax-Free Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Tax-Free Income Fund may be required to invest the proceeds in securities with lower yields.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk - derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Tax Risk — a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the taxexemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The returns presented for the Tax-Free Income Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), from May 11, 1998 to June 22, 2008. The Tax-Free Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Tax-Free Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Since June 23, 2008, Aberdeen Asset Management Inc. has served as the investment adviser.  Credit Suisse Asset Management, LLC served as the subadviser for the Tax-Free Fund from June 23, 2008 to February 27, 2011. The Tax-Free Fund and the Predecessor Fund have substantially similar investment objectives and strategies.  Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class.  Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Tax-Free Income Fund. The bar chart shows how the Fund’s annual total returns for Class D have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns — Class D Shares
(Years Ended December 31)

Best Quarter:  6.65% - 3rd quarter 2009

Worst Quarter:  -3.28% - 3rd quarter 2008

After-tax returns are shown in the following table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2010

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-3.22%	2.11%	3.45%
Class C shares —Before Taxes	-0.54%	2.24%	3.13%
Class D shares — Before Taxes	-3.16%	2.31%	3.70%
Class D shares — After Taxes on Distributions	-4.41%	0.78%	2.09%
Class D shares — After Taxes on Distributions and Sales of Shares	-2.00%	1.09%	2.21%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	4.08%	4.83%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Tax-Free Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Christopher Gagnier	Head of U.S. Fixed Income	2005
Michael Degernes	Senior Portfolio Manager	2005
Edward Grant	Head of U.S. Credit Research	2005
James Faunce	Portfolio Manager	2005
William Hines	Portfolio Manager	2005

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund intends to distribute capital gains distributions and dividends exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Ultra-Short Duration Bond Fund

Aberdeen Ultra-Short Duration Bond Fund

Objective

The objective of the Aberdeen Ultra-Short Duration Bond Fund (the “Ultra-Short Duration Bond Fund” or the “Fund”) is to generate regular income and minimize fluctuations in fund value while maintaining a high level of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Ultra-Short Duration Bond Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 148 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” — “Waiver of Class A and Class D Sales Charges” and “Reduction of Sales Charges” section on pages 147-148 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.05%	1.05%	1.05%	1.05%	1.10%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.75%	1.25%	1.30%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.65%	1.40%	0.90%	0.40%	0.45%

(1)          The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund for the current fiscal year.

(2)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.40% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before the end of the Fund’s first year of operations at least February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Ultra-Short Duration Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Ultra-Short Duration Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$489	$714	$1,049	$1,995
Class C shares	$243	$535	$1,045	$2,448
Class R shares	$92	$380	$785	$1,917
Institutional Class shares	$41	$223	$518	$1,356
Institutional Service Class shares	$46	$239	$545	$1,414

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$143	$535	$1,045	$2,448

Portfolio Turnover

The Ultra-Short Duration Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in bonds. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund. The Fund will primarily invest in investment-grade fixed income securities (BBB rated minimum at the time of purchase), securities of the U.S. government, and its agencies and instrumentalities.

The Fund does not invest in non-investment grade securities; however, if an investment grade security is downgraded after purchase, the Fund may continue to hold the security at the discretion of the Fund’s adviser.

The Fund will purchase securities (other than structured products) with a maximum maturity of three and a quarter years.  The Fund will purchase structured products with a maximum average life of three and a quarter years. Under normal circumstances, the duration of the Fund will be one year or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Portfolio duration will be actively managed.  The portfolio management team seeks to maintain a high level of liquidity in the portfolio and to stabilize the principal value of the Fund’s assets.  The portfolio management team will attempt to maximize yield within these constraints.

The Fund may invest in futures for hedging and/or to manage the Fund’s interest rate exposure. To the extent that the Fund invests in futures with an underlying asset that meets the 80% policy previously noted, the futures position would be included in the 80% minimum.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Ultra-Short Duration Bond Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Ultra-Short Duration Bond Fund may be required to invest the proceeds in securities with lower yields.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Mortgage-Related Securities Risk — the Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the

Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Futures Risk — futures are speculative and may hurt the Fund’s performance.  Futures may present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the future is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s futures strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

Performance information is not available for the Ultra-Short Duration Bond Fund because it is new. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Ultra-Short Duration Bond Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Oliver Boulind	Senior Portfolio Manager	2008
Steve Cianci	Senior Portfolio Manager	2010
Mike Degernes	Senior Portfolio Manager	2005
Neil Moriarty	Senior Portfolio Manager	2005
Kam Poon	Portfolio Manager	2009

Purchase and Sale of Fund Shares

Each Fund’s minimum investment requirements are as follows:

CLASS A AND CLASS C SHARES

To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum

Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)

Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements.  If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Details

Additional Information about Principal Strategies

Aberdeen Equity Long-Short Fund, Aberdeen Global Natural Resources Fund, Aberdeen Small Cap Fund, Aberdeen U.S. Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Global Financial Services Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen Emerging Markets Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Global Small Cap Fund.  Each Fund’s investment team employs a fundamental, bottom-up equity investment style (in the case of the Long-Short Fund, with respect to taking long positions), which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Aberdeen Optimal Allocations Funds.  Each Optimal Allocations Series seeks to maximize total investment return for a given level of risk. The Optimal Allocations Series aims to provide diversification across varying blends of traditional asset classes — such as U.S. equities, international equities, U.S. bonds and short-term investments- and “non-traditional” asset classes — such as funds of specific market sectors, emerging markets, international bonds, alternative strategies and real assets such as real estate investment trusts (“REITs”) and commodity linked instruments — by investing in a professionally selected mix of underlying mutual funds offered by Aberdeen Funds as well as unaffiliated mutual funds and exchange-traded funds (each, an “Underlying Fund” and collectively, “Underlying Funds”). When used in the context of the Optimal Allocations Funds, the term non-traditional assets can encompass both investments that focus on a specialized asset class (e.g. commodities) as well as specific market sectors within a broader asset class. For example, an Optimal Allocations Fund’s investment into a fund that primarily invests in stocks focused on a specific market sector like technology or financial services would be considered a specialty asset within the Equities asset class. Traditional assets are investments in funds primarily focused on broad asset categories like diversified U.S. equities or fixed-income securities. The “traditional asset” funds typically contain a wide variety of equity and fixed-income holdings, and do not focus on particular market sectors or specialized asset classes like commodities or real estate. “Real assets” includes investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation.  Depending on its target risk level and continuing or anticipated economic and/or market conditions, each Optimal Allocations Series invests different amounts in these asset classes and Underlying Funds.

Each Optimal Allocations Series invests in Underlying Funds that are actively managed, many by the Adviser. Certain other Underlying Funds are managed in a style that attempts to generally replicate the returns of a particular index. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Allocations Series offer the added benefits of a professionally managed asset allocation portfolio.

The Adviser establishes model weight allocations among different asset classes based on each Optimal Allocations Series’ risk profile and individual strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and individual strategies of each Optimal Allocations Series and in order to achieve each Optimal Allocations Series’ investment objective.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Additional Information about Investments, Investment Techniques and Risks (except Optimal Funds)

The Funds may invest in certain additional investments and may be subject to various risks.  The table below indicates the additional investments which each Fund may invest in and the risks to which each Fund is subject.  The Underlying Funds in which the Optimal Allocations Funds may invest may also invest in certain of these investments and are also subject to certain of these risks.

	Long-Short Fund	Natural Resources Fund	Small Cap Fund	U.S. Equity Fund	China Fund	Emerging Markets Fund	Financial Services Fund	International Equity Fund
Asian Risk					•
Commodity-Linked Derivatives		•					•
Concentration Risk		•					•
Convertible Securities	•	•			•	•	•	•
Country/ Regional Focus Risk					•
Depositary Receipts		•	•		•	•	•	•
Emerging Markets Risk		•			•	•	•	•
Equity Interests in Foreign Investment Funds or Trusts			•		•	•	•	•
Equity-Linked Notes					•
Event Risk	•	•	•	•	•	•	•	•
Financial Services Industry Risk							•
Foreign Securities Risk		•	•		•	•	•	•

	Long-Short Fund	Natural Resources Fund	Small Cap Fund	U.S. Equity Fund	China Fund	Emerging Markets Fund	Financial Services Fund	International Equity Fund
Geographic Risk (China)					•
Leverage Risk	•
Market Risk	•	•	•	•	•	•	•	•
Natural Resources Industry Risk		•
Portfolio Turnover	•
Preferred Stock	•	•	•	•	•	•	•	•
Recent Market Events Risk	•	•	•	•	•	•	•	•
REIT and Real Estate Risk	•	•	•	•			•
Selection Risk	•	•	•	•	•	•	•	•
Short Sales Risk	•
Small-Cap and Mid-Cap Risk	•	•	•		•	•	•	•
Strategy Risk	•
Temporary Investments	•	•	•	•	•	•	•	•
Valuation Risk		•	•		•	•

	Long-Short Fund	Natural Resources Fund	Small Cap Fund	U.S. Equity Fund	China Fund	Emerging Markets Fund	Financial Services Fund	International Equity Fund
Warrants					•	•	•	•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Core Fixed Income Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund	Ultra- Short Duration Bond Fund
Asian Risk		•	•
Asset-Backed Securities		•				•	•		•	•
Bank Obligations		•								•
Convertible Securities	•	•	•	•	•		•	•
Country/Regional Focus Risk		•	•
Credit Risk		•				•	•		•	•
Depositary Receipts	•	•	•	•	•		•	•
Derivatives		•	•		•	•	•	•	•
Derivatives Risk (including Options, Futures and Swaps)		•	•		•	•	•	•	•	• (futures only)
Emerging Markets Risk	•	•	•	•	•	•	•	•
Equity Interests in Foreign Investment Funds or Trusts	•	•		•
Event Risk	•	•	•	•	•	•	•	•	•	•
Extension Risk		•				•	•		•	•
Floating- and Variable-Rate		•				•	•		•	•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Core Fixed Income Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund	Ultra- Short Duration Bond Fund
Securities
Focus Risk					•
Foreign Securities Risk	•	•	•	•	•	•	•	•
Futures and Options on Futures		•	•		•	•	•	•	•	•
High-Yield Bonds and Other Lower-Rated Securities		•				•	•
Impact of Sub-Prime Mortgage Market		•				•	•
Inflation Risk		•				•	•		•	•
Interest Rate Risk		•				•	•		•	•
Investment-Grade Debt Securities		•				•	•		•	•
Liquidity Risk		•	•	•	•	•	•	•	•	•
Market Risk	•	•	•	•	•	•	•	•	•	•
Mortgage-Backed Securities		•				•	•		•	•
Mortgage-Related Securities Risk		•				•	•		•	•
Municipal Securities						•	•		•	•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Core Fixed Income Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund	Ultra- Short Duration Bond Fund
Non-Diversified Fund Risk		•
Non-Hedging Foreign Currency Trading Risk		•					•
Options		•	•			•	•	•	•
Portfolio Turnover						•	•
Preferred Stock	•		•	•	•	•	•	•
Prepayment Risk		•				•	•		•	•
Recent Market Events Risk	•	•	•	•	•	•	•	•	•	•
REIT and Real Estate Risk					•	•	•	•
Regulatory Risk		•	•		•	•	•	•	•
Repurchase Agreements		•			•	•	•		•	•
Restricted and Other Illiquid Securities		•			•		•	•
Selection Risk	•	•	•	•	•	•	•	•	•	•
Small-Cap and Mid-Cap Risk			•	•	•			•
Sovereign Debt Risk		•				•	•
Special-situation Company Risk								•

	Global Equity Fund	Asia Bond Institutional Fund	Asia-Pacific Equity Institutional Fund	Emerging Markets Institutional Fund	International Equity Institutional Fund	Core Fixed Income Fund	Global Fixed Income Fund	Global Small Cap Fund	Tax-Free Income Fund	Ultra- Short Duration Bond Fund
Structured Instruments		•			•	•	•	•		•
Swaps		•	•		•	•	•	•	•
Temporary Investments	•	•	•	•	•	•	•	•	•	•
Valuation Risk		•	•	•	•	•	•	•	•	•
Warrants	•		•	•	•			•
When-Issued Securities and Forward Commitments		•			•	•	•	•	•	•
Zero Coupon Bonds		•				•	•		•	•

Asian Risk — The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries. Many countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in a Fund should consider include the following:

•                  Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject the Fund to increased volatility and substantial declines in value.

•                  Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on the Fund’s investment portfolio and share price.

•                  Most of the securities markets of Asia have substantially less volume than the New York Stock Exchange, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.

•                  Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy.

•                  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

For a more detailed analysis and explanation of the specific risks of investing in Asia, please see “Asian Risk” in the Statement of Additional Information (the “SAI”).

Asset-Backed Securities — Certain Funds may invest in asset-backed securities.  The Ultra-Short Bond Fund will not invest in asset-backed securities with residential credit exposure.  Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Bank Obligations — Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Commodity-Linked Derivatives — Commodity-linked derivatives allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

Concentration Risk — Some of the Funds are concentrated, which means they invest 25% or more of their total assets in a group of companies in one or more industry groups.  To the extent that a Fund concentrates its securities in one or more sectors or industries, the Fund may be especially susceptible to factors affecting those industries, including:

•                  government regulation;

•                  economic cycles;

•                  rapid change in products or services; or

•                  competitive pressures.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Country/Regional Focus Risk — Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because a Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Depositary Receipts — Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives — Certain Funds may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks.  In general these financial instruments include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.  Certain Funds may enter into transactions which include, but are not limited to, interest rate, equity, index and government bond futures; purchasing and writing call and put options on securities, securities indices, government bond futures and interest rate futures; and entering into credit and credit-default, interest rate and inflation swaps.

Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i)    to manage a Fund’s interest rate, credit and currency exposure;

(ii)   as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Subadviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);

(iii)  to gain an exposure to the composition and performance of a particular index; and

(iv)  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, certain Funds may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions.

Without limiting the generality of the foregoing, a Fund’s Adviser or Subadviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies).  The base currency of each Fund is US Dollars.  Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund.  Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s adviser or sub-adviser, this is believed to be appropriate.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt a Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•                  a Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, a  Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk —Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation are not yet known and may not be known for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Interests in Foreign Investment Funds or Trusts — In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Equity-Linked Notes — The China Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•                  purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•                  the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile.

Financial Services Industry Risk — The Financial Services Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Floating- and Variable-Rate Securities - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Focus Risk — A Fund subject to focus risk generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                 higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Futures and Options on Futures — Certain Funds may utilize futures and options on futures. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.

Geographic Risk (China) — Concentrating investments in China and Hong Kong subjects the China Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

High-Yield Bonds and Other Lower-Rated Securities — A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  A Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

Impact of Sub-Prime Mortgage Market — Certain Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Inflation Risk — Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation.  The income produced by these securities is worth less when prices for goods and services rise.  To compensate for this loss of purchasing power, the securities trade at lower prices.  Inflation also reduces the purchasing power of any income you receive from a Fund.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Investment-Grade Debt Securities — Certain Funds may invest in investment-grade debt securities. Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor’s or Moody’s rating services, and unrated securities of comparable quality.

Leverage Risk — The use of leverage may exaggerate changes in the net asset value (“NAV”) of Fund shares and thus result in increased volatility of returns. The amount that a Fund must repay may fluctuate due to market forces, and the Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.

Liquidity Risk - The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mortgage-Backed Securities — Certain Funds may invest in mortgage-backed securities. These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The Funds generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Funds may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Funds may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMOs”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

Mortgage-Related Securities Risk — Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Municipal Securities — Certain of the Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

Natural Resources Industry Risk — The Natural Resources Fund is subject to the risks of the natural resources industries.  The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Non-Diversified Fund Risk — Certain Funds are subject to non-diversified fund risk because they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Non-Hedging Foreign Currency Trading Risk — A Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Options — Certain Funds may purchase and write both put and call options for hedging or speculative purposes. Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

Portfolio Turnover — A higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Preferred Stock — Certain Funds may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities.  If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Recent Market Events Risk — The equity and debt capital markets in the United States and internationally recently experienced financial crisis that has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Regulatory Risk - Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses.  On February 11, 2011, the Commodity Futures Trading Commission (“CFTC”) published a rule proposal that would limit the Fund’s ability to use futures in reliance on certain CFTC exemptions.  If the new rule is adopted as proposed, the amended CFTC exemption would limit the Fund’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Fund.  If the Fund could not satisfy the requirements for the amended exemption, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools.  Other potentially adverse regulatory initiatives could develop.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk.  To the extent a Fund invests in REITs, the Fund may be subject to these risks.

Repurchase Agreements — Certain Funds may invest in repurchase agreements. When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. A Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and a Fund could experience delays in recovering amounts owed to it.

Restricted and Other Illiquid Securities — Certain Funds may invest in restricted and other illiquid securities. These securities generally have restrictions on trading or may not be actively traded. Restricted and illiquid securities may include private placements.

Selection Risk — The investment team may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Short Sales Risk — In a short sale, a Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

A Fund’s performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed prior to the end of the term of the short sale and the Fund was unable to borrow the securities from another securities lender.

Small-Cap and Mid-Cap Risk — In general, stocks of small-cap and mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Sovereign Debt Risk — Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. A Fund may have limited recourse to compel payment in the event of a default.

Special-situation Company Risk — “Special situations” are unusual developments that affect a company’s market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

Strategy Risk — The strategy used by the Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Long-Short Fund’s investment team involves securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Long-Short Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

Structured Instruments — Certain Funds may invest in structured investments. Structured investments include swaps, structured securities and other instruments that allow a Fund to gain access to the performance of a benchmark asset (such as an index or selected bonds) that may be more attractive or accessible than the Fund’s direct investment.

Swaps — Certain Funds may invest in swaps. A swap is a contract between a Fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, a Fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more bonds) where the Fund’s direct investment is restricted. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. The use of interest rate swaps, credit swaps, currency swaps, options on swaps and other swap transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Temporary Investments — If a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                  short-term U.S. government securities;

•                  certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                  prime quality commercial paper;

•                  repurchase agreements covering any of the securities in which the Fund may invest directly;

•                  shares of money market funds; and

•                  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by certain Funds.

Warrants — Certain Funds may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

When-Issued Securities and Forward Commitments — Certain Funds may invest in when-issued securities and forward commitments. These instruments include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.

Zero Coupon Bonds — Certain Funds may invest in zero coupon bonds. These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The SAI contains more information on the Funds’ principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Principal Investments of the Underlying Funds for Optimal Funds

Collateralized Instruments — Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Commodity-Linked Derivatives — Commodity-linked derivatives are derivatives whose value is based on the value of a commodity, a commodity futures or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodities or commodity markets (“commodity indicator”). Commodity-linked derivatives include notes, futures, options, and swaps.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Debt Instruments — Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. High yield securities or “junk bonds” are debt instruments of less than investment grade quality.

Derivatives — Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.  Derivatives may be used for a wide variety of purposes, including, but not limited to, the following: (i) to manage interest rate, credit and currency exposure; (ii) as a substitute for taking a position in the underlying asset; (iii) to gain an exposure to the composition and performance of a particular index; and (iv) to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

Equity Securities — Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Foreign Government Securities — Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments — Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Real Estate-Related Investments — Real estate-related investments include real estate investment trusts (“REITs”), issuers similar to REITs formed under the laws of non-U.S. countries, and other U.S. and foreign issuers that earn at least 50% of their gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of real estate products or services include building supplies and mortgage servicing. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests. Equity REITs invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents and may also realize gains by selling appreciated property. Mortgage REITs invest most of their assets in real estate mortgages and receive most of their income from interest payments.

Short Sales — Short sales are transactions to sell a security that one does not own to a third party by borrowing the security from a broker in anticipation of purchasing the same security on a later date to close out the short position. In engaging in short sales, the Underlying Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Underlying Fund purchases its replacement

U.S. Government Securities — U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Principal Risks of the Underlying Funds for Optimal Funds

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. These imbalances maybe significant due to the length of time required to alter the supply of some commodities in response to changes in demand. To the extent an Underlying Fund focuses its investments in a particular asset of the commodities market (such as oil, metal, or agricultural products), the fund will be more susceptible to risks associated with that particular asset.

Company Risk — Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Counterparty and Third Party Risk — Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterpart’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which an Underlying Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. An Underlying Fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because an Underlying Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Currency Risk — A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes,  intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Derivatives Risk — Derivatives are speculative and may hurt a Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•      the other party to the derivatives contract may fail to fulfill its obligations;

•      their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•      an Underlying Fund may suffer disproportionately heavy losses relative to the amount invested; and

•      changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, an Underlying Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by an Underlying Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — An Underlying Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation are not yet known and may not be known for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject an Underlying Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose an Underlying Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.

Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•      political and economic instability;

•      the impact of currency exchange rate fluctuations;

•      reduced information about issuers;

•      higher transaction costs;

•      less stringent regulatory and accounting standards; and

•      delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Inflation-Adjusting Risk — Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Interest Rate Risk — Interest rates have an effect on the value of an Underlying Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of an Underlying Fund’s securities, the more sensitive the Underlying Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Leverage Risk — The use of leverage may exaggerate changes in the net asset value (“NAV”) of Underlying Fund shares and thus result in increased volatility of returns. The amount that an Underlying Fund must repay may fluctuate due to market forces, and the Underlying Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Underlying Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Underlying Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Underlying Fund returns.

Liquidity Risk - The risk that an Underlying Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that an Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect an Underlying Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that an Underlying Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, an Underlying Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, an Underlying Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•      corporate earnings;

•      production;

•      management;

•      sales; and

•      market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income. In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities.  If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. REITs that invest in real estate mortgages are also subject to prepayment risk.  Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The securities of small real estate-related issuers can be more volatile, less liquid, and have more limited financial resources than securities of larger issuers.

Short Sales Risk — In a short sale, an Underlying Fund may sell a security the Underlying Fund does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, the Underlying Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.

Other Information

Commodity Pool Operator Exemption — Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets. Therefore, each Fund is not subject to commodity pool operator registration and regulation under the CEA.

Portfolio Holdings Disclosure - Each Fund posts on the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2010, the Adviser had approximately 16.8 billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2010.  For the Ultra-Short Duration Bond Fund this discussion will be available in the Fund’s first annual or semi-annual report to shareholders.

Subadvisers

Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia Bond Institutional Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen Emerging Markets Institutional Fund,  Aberdeen International Equity Institutional Fund, Aberdeen Global Fixed Income Fund and Aberdeen Global Small Cap Fund

Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation, and Aberdeen Asset Management Asia Limited (“AAMAL” and together with AAMISL, the “Subadvisers”), a Singapore corporation, serve as Subadvisers to the above-listed Funds. AAMISL’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAMAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  AAMISL is responsible for the day-to-day management of each of the International Equity Fund and the Global Equity Fund.  Each of AAMAL and AAMISL is responsible for the day-to-day management of the Emerging Markets Fund (as co-subadvisers).AAMAL is responsible for the day-to-day management of the China Fund. AAMAL is responsible for the day-to-day management of each of the Asia Bond Institutional Fund and the Asia-Pacific Equity Institutional Fund. AAMISL and AAMAL are responsible for the day-to-day management of the Emerging Markets Institutional Fund.  AAMISL is responsible for the day-to-day management of each of the International Equity Institutional Fund and the Global Small Cap Fund.  The Adviser and AAMISL are responsible for the day-to-day management of the Global Fixed Income Fund. To the extent that AAMISL or AAMAL do not have management over a specific portion of a Fund’s assets, AAMISL and AAMAL will assist the Adviser with oversight for the Fund. When a portfolio management team from AAMISL or AAMAL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. AAMISL and AAMAL are both affiliates of the Adviser and wholly owned by Aberdeen PLC.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Subadviser(s), the Adviser pays the Subadviser(s) from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are as follows:

Fund Assets	Management Fee	Actual Rate for fiscal Year Ended October 31, 2010
Aberdeen Equity Long-Short Fund
On assets up to $1 billion	1.15%	1.22%
On assets of $1 billion and more	1.00%

Aberdeen Global Natural Resources Fund
On assets up to $500 million	0.70%	0.70%
On assets of $500 million up to $2 billion	0.65%
On assets of $2 billion and more	0.60%

Aberdeen Small Cap Fund
On assets up to $100 million	0.95%	0.58%
On assets of $100 million and more	0.80%

Aberdeen U.S. Equity Fund
On assets up to $500 million	0.90%	0.74%

Fund Assets	Management Fee	Actual Rate for fiscal Year Ended October 31, 2010
On assets of $500 million up to $2 billion	0.80%
On assets of $2 billion and more	0.75%

Aberdeen China Opportunities Fund
On assets up to $500 million	1.25%	0.96%
On assets of $500 million up to $2 billion	1.20%
On assets of $2 billion and more	1.15%

Aberdeen Emerging Markets Fund
On assets up to $500 million	1.05%	0.89%
On assets of $500 million up to $2 billion	1.00%
On assets of $2 billion and more	0.95%

Aberdeen Global Financial Services Fund
On assets up to $500 million	0.90%	0.62%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen International Equity Fund
On assets up to $500 million	0.90%	0.89%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Global Equity Fund
On assets up to $500 million	0.90%	0.55%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%

Aberdeen Optimal Allocations Fund: Defensive
On all assets	0.15%	(1.14)%

Aberdeen Optimal Allocations Fund: Moderate
On all assets	0.15%	(0.21)%

Aberdeen Optimal Allocations Fund: Moderate Growth
On all assets	0.15%	(0.31)%

Aberdeen Optimal Allocations Fund: Growth
On all assets	0.15%	(0.79)%

Aberdeen Optimal Allocations Fund: Specialty
On all assets	0.15%	(0.36)%

Aberdeen Asia Bond Institutional Fund
On all assets	0.50%	0.44%

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
On all assets	1.00%	0.94%

Aberdeen Emerging Markets Institutional Fund
On all assets	0.90%	0.80%

Aberdeen International Equity Institutional Fund
On all assets	0.80%	0.79%

Aberdeen Core Fixed Income Fund
On assets up to $2 billion	0.30%	0.30%
On assets of $2 billion up to $5 billion	0.275%
On assets of $5 billion and more	0.25%

Aberdeen Global Fixed Income Fund
On assets up to $500 million	0.60%	0.38%
On assets of $500 million up to $1 billion	0.55%
On assets of $1 billion and more	0.50%

Aberdeen Global Small Cap Fund
On assets up to $100 million	1.25%	0.41%
On assets of $100 million and more	1.00%

Aberdeen Tax-Free Income Fund
On assets up to $250 million	0.425%	0.42%
On assets of $250 million up to $1 billion	0.375%
On assets of $1 billion and more	0.355%

Aberdeen Ultra-Duration Bond Fund
On all assets	0.20%

Portfolio Management

The Adviser and Subadvisers generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members primarily responsible for managing each Fund is included below.

Aberdeen Equity Long-Short Fund, Aberdeen Small Cap Fund and Aberdeen U.S. Equity Fund

Each of the Long-Short Fund, the Small Cap Fund and the U.S. Equity Fund is managed by the Aberdeen North American Equity Team. The North American Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of each of the Long-Short Fund, the Small Cap Fund and the U.S. Equity Fund, with the following members having the most significant responsibility for the day-to-day management of each of the Long-Short Fund, the Small Cap Fund and the U.S. Equity Fund, as indicated:

Aberdeen Equity Long-Short Fund

Paul Atkinson

Paul Atkinson is Head of U.S. Equities. Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

Douglas Burtnick, CFA®

Doug Burtnick is a senior investment manager on the North American Equity Team. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a portfolio manager since May 2002. Doug previously was a portfolio manager and risk manager in the private client group at Brown Brothers Harriman & Company. Prior to that, Doug co-led the Professional Education Group at Barra, Inc. Doug graduated with a B.S. from Cornell University. He is a CFA® Charterholder.

Jason Kotik, CFA®

Jason Kotik is a senior investment manager on the North American Equity Team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000. Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA® Charterholder.

Francis Radano, III, CFA®

Fran Radano is an investment manager on the North American Equity Team. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where, since November 1999, he had served as a senior equity research analyst providing fundamental research coverage for the consumer discretionary and consumer staples sectors. Fran previously was a research analyst and vice president at Salomon Smith Barney. Prior to that, he was an associate trader at SEI Investments. Fran received a B.A. in economics from Dickinson College, and has also earned a M.B.A. in finance from Villanova University. He is a CFA® Charterholder.

Michael J. Manzo, CFA®

Michael J. Manzo is an investment manager on the North American Equity Team. Michael joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a research analyst providing fundamental research coverage to the value team since September 2005. Michael was an analyst covering the machinery multi-industry/electrical equipment sectors at JP Morgan Chase and Company from July 2000 through August 2005. Prior to that, he was an equity analyst intern at Lepercq, DeNeuflize & Company. Michael graduated with a B.S. in business administration with a specialization in finance/economics from Fordham University. He is a CFA® Charterholder.

Aberdeen Small Cap Fund

Paul Atkinson

Paul Atkinson is Head of U.S. Equities. Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

Douglas Burtnick, CFA®

Doug Burtnick is a senior investment manager on the North American Equity Team. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a portfolio manager since May 2002. Doug previously was a portfolio manager and risk manager in the private client group at Brown Brothers Harriman & Company. Prior to that, Doug co-led the Professional Education Group at Barra, Inc. Doug graduated with a B.S. from Cornell University. He is a CFA® Charterholder.

Jason Kotik, CFA®

Jason Kotik is a senior investment manager on the North American Equity Team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000. Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA® Charterholder.

Michael J. Manzo, CFA®

Michael J. Manzo is an investment manager on the North American Equity Team. Michael joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team he served as a research analyst providing fundamental research coverage to the value team since September 2005. Michael was an analyst covering the machinery multi-industry/electrical equipment sectors at JP Morgan Chase and Company from July 2000 through August 2005. Prior to that, he was an equity analyst intern at Lepercq, DeNeuflize & Company. Michael graduated with a B.S. in business administration with a specialization in finance/economics from Fordham University. He is a CFA® Charterholder.

Ralph Bassett

Ralph Bassett is an investment manager on the North American Equity Team. Ralph joined Aberdeen in 2006 from Navigant Consulting where, since his graduation in June 2005, he had worked as a consultant on a variety of client engagements across diverse industries. Ralph previously held internships at JPMorgan Chase & Co., and Siemens AG. Ralph graduated with a B.S. in finance from Villanova University.

Aberdeen U.S. Equity Fund

Paul Atkinson

Paul Atkinson is Head of U.S. Equities. Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

Francis Radano, III, CFA®

Fran Radano is an investment manager on the North American Equity Team. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where, since November 1999, he had served as a senior equity research analyst providing fundamental research coverage for the consumer discretionary and consumer staples sectors. Fran previously was a research analyst and vice president at Salomon Smith Barney. Prior to that, he was an associate trader at SEI Investments. Fran received a B.A. in economics from Dickinson College, and has also earned a M.B.A. in finance from Villanova University. He is a CFA® Charterholder.

Douglas Burtnick, CFA®

Doug Burtnick is a senior investment manager on the North American Equity Team. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a portfolio manager since May 2002. Doug previously was a portfolio manager and risk manager in the private client group at Brown Brothers Harriman & Company. Prior to that, Doug co-led the Professional Education Group at Barra, Inc. Doug graduated with a B.S. from Cornell University. He is a CFA® Charterholder.

Jason Kotik, CFA®

Jason Kotik is a senior investment manager on the North American Equity Team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000. Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA® Charterholder.

Robert W. Mattson

Robert Mattson is an investment manager on the North American Equity Team. Robert joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an equity research analyst since December 2003. Robert previously worked for Janney Montgomery Scott, where he was a senior equity research analyst covering the software space. Prior to that, he worked for World Bank, where he was responsible for developing economic and behavioral models, along with submitting primary research results to internal and external publications. Robert graduated with a B.A. in economic history from The University of Maryland and M.B.A. as well as MSc in Finance from The Robert H. Smith School of Business at The University of Maryland, College Park.

Aberdeen China Opportunities Fund

The China Fund is managed by the Asia Pacific Equity Team. The Asia Pacific Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of the China Fund, with the following members having the most significant responsibility for the day-to-day management of the China Fund:

Hugh Young, Global Head of Equity and Head of Asian Equities

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and head of Asian equities and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Frank Tian, Investment Analyst

Frank Tian is an investment analyst on the Asia Pacific Equity team. Frank joined Aberdeen in 2008 having completed an internship with the Emerging Markets Equities desk in summer 2007.  Frank graduated with a BSc (Hons) in Economics from the London School of Economics.

Flavia Cheong, CFA®, Investment Director

Flavia joined AAMAL in August 1996 to help set up an Asian fixed income department. She shares responsibility for regional portfolio construction. Previously, Flavia worked for the Development Bank of Singapore as an economist and later worked at the Investment Company of the People’s Republic of China (a wholly owned subsidiary of the People’s Bank of China). Flavia gained an MSc in Economics from the University of Auckland.

Nicholas Yeo, CFA®, Director and Head of Equities Hong Kong

Nicholas joined Aberdeen from Murray Johnstone in December 2000 and was relocated to Aberdeen’s London office for two years from April 2002, where he worked on the emerging markets (ex Asia) desk, before returning to the Asian equities team in Singapore in March 2004. After gaining a BA (Hons) in Accounting & Finance from the University of Manchester, he completed an MSc in Financial Mathematics at Warwick Business School.

Kathy Xu, Assistant Investment Manager

Kathy is an assistant investment manager on the Asia Pacific Equity team. Kathy joined Aberdeen in September 2007 upon graduation. Kathy graduated with a BA in Economics from Fudan University, China and then gained an MSc in Economics (Distinction) from the University of Hong Kong.

Aberdeen Emerging Markets Fund and Aberdeen Emerging Markets Institutional Fund

The Emerging Markets Fund and Emerging Markets Institutional Fund are managed by the Global Emerging Markets Team. The Global Emerging Markets Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of each of the Emerging Markets Fund and Emerging Markets Institutional Fund, with the following members having the most significant responsibility for the day-to-day management of each of the Emerging Markets Fund and Emerging Markets Institutional Fund:

Devan Kaloo, Head of Emerging Markets

Devan joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnstone, was acquired by Aberdeen. Devan initially worked with the Asian equity team and was promoted to senior investment manager in 2003 and worked closely on regional portfolio construction. In May 2005, he was appointed to his current position. Devan began his career at Martin Currie in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk. He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Joanne Irvine, Head of Emerging Markets (ex Asia)

Joanne joined Aberdeen in 1996, initially in a group development role, and then moved to the global emerging markets equity team in 1997. Previously, Joanne worked in corporate finance specializing in raising development capital finance for private businesses. Joanne has a BA in accounting and is a qualified Chartered Accountant.

Mark Gordon-James, CFA®, Investment Manager

Mark is an investment manager on the global emerging markets equities team. Mark joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA Charterholder.

Fiona Manning, CFA®, Investment Manager

Fiona is an investment manager on the emerging markets ex Asia team. She joined Aberdeen as part of a team acquired from Deutsche Asset Management (“Deutsche”) in October 2005. Prior to joining Aberdeen, Fiona was an analyst with Deutsche since 2001. She graduated from the University of Durham with a BA Honours in History with French.

Hugh Young, Global Head of Equity and Head of Asian Equities

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Aberdeen Global Natural Resources Fund, Aberdeen Global Financial Services Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen International Equity Institutional Fund and Aberdeen Global Small Cap Fund

Each of the Natural Resources Fund, the Financial Services Fund, the International Equity Fund, the Global Equity Fund, the International Equity Institutional Fund and the Global Small Cap Fund is managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of each of the Natural Resources Fund, the Financial Services Fund, the International Equity Fund, the Global Equity Fund, the International Equity Institutional Fund and the Global Small Cap Fund with the following members having the most significant responsibility for the day-to-day management of each of the Natural Resources Fund, the Financial Services Fund, the International Equity Fund, the Global Equity Fund, the International Equity Institutional Fund and the Global Small Cap Fund:

Stephen Docherty, Head of Global Equities

Stephen is head of global equities, managing a team of fourteen, including five senior global equity investment managers, who are responsible for Aberdeen’s overall strategy towards global equity investment, including ethical portfolios. Stephen joined Aberdeen in 1994, successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager

Bruce is a senior investment manager on the global equities team. He joined Aberdeen in 2000 from Murray Johnstone where he held the position of Investment Manager for their emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall, Senior Investment Manager

Andrew is a senior investment manager on the global equities team. He joined Aberdeen in 2003 from Edinburgh Fund Managers PLC, where he held the position of head of global equities. Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. Andrew is an Associate of the UK Society of Investment Professionals.

Jamie Cumming, CFA®, Senior Investment Manager

Jamie is a senior investment manager on the global equities team. Jamie joined Aberdeen in 2001 as a Trainee Investment Manager on the UK Small Companies desk. Previously, Jamie worked for Grant Thornton Chartered Accountant as an Audit Senior, responsible for the audit of a wide variety of small to large companies and pension schemes in the Scottish Region. Jamie graduated with a BA (Hons) from The University of Strathclyde, a PGDIP IT from the University of Paisley and is a CFA® Charterholder. Jamie is a member of the Institute of Chartered Accountants in Scotland and is a Threshold Competent Investment Manager.

Samantha Fitzpatrick, CFA®, Senior Investment Manager

Samantha is a senior investment manager on the Global Equity Team. Samantha joined Aberdeen in 1998 from the WM Company where she was in the market data team. Samantha graduated with a BA (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth, Aberdeen Optimal Allocations Fund: Growth and Aberdeen Optimal Allocations Fund: Specialty

The Adviser generally uses a team-based approach for management of each Fund.  Richard Fonash and Allison Mortensen are the portfolio managers for each of the Defensive Fund, the Moderate Fund, the Moderate Growth Fund, the Growth Fund and the Specialty Fund.

Richard Fonash is a senior investment manager on the North American Equity Team.  Richard joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he served as chief investment officer (January — September 2007); chief operating officer — Investments (January 2003 — January 2007); and director, investment administration (May 2000 — December 2002).  Richard previously was a finance director at Advanta Corporation.  Prior to that, he held various financial analysis and strategic planning roles with Air Products and BOC Gases. Richard graduated with a B.S. in finance from Villanova University and a M.B.A. in finance from the University of Rochester.  He is a CFA® Charterholder.

Allison Mortensen is a senior investment manager on the North American Equity Team.  Allison joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team.  Allison joined Nationwide in April 2004 as a member of the quantitative research team, after having spent nine years at Morgan Stanley Investment Management, most recently as Vice President and Director of Quantitative Research. Allison graduated with a B.S. in finance and computer science from the University of Richmond.  She is a CFA® Charterholder.

Aberdeen Asia-Bond Institutional Fund

The Asia Bond Institutional Fund is managed by the Asia Fixed Income Team. The Adviser’s and Subadvisers’ fixed income management structure comprises independent specialist investment teams who are charged with generating investment ideas in their area of specialization, with their investment universes being as unconstrained as possible. Each investment team operates independently with its own investment process that seeks to maximize the value added in its market segment. Each team is small and dynamic, with focused decision making, clear ownership and accountability. Representatives of the specialist investment teams and portfolio management team attend a bi-weekly investment strategy meeting. The objectives of this meeting are to review portfolio positioning and the views of the specialist investment teams, and to formulate broad investment strategies for unconstrained mandates. The Asia Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Asia Bond Institutional Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Anthony Michael, Head of Fixed Income — Asia

Anthony Michael is responsible for the management and investment performance of Aberdeen’s non-Japan Asia fixed income and capital market products as well as a member of the interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, and was responsible for the development and implementation of fixed income and foreign exchange strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Scott Bennett, Head of Asian Credit

Scott Bennett is head of Asian credit on the Asian fixed income desk. Mr. Bennett joined Aberdeen in 2008 from ABN AMRO Bank where, from 2005 to 2007, he was a Director and a trader of fixed income instruments. Previously, from 2000 to 2005, Mr. Bennett worked for Citigroup as a Director in the Fixed Income Credit Department. Prior to that, he worked for Schroders in Bangkok (1996 - 1998) and New York City (1998 - 2000) as an associate in the investment banking department and as an associate in the Fixed Income Research Department, respectively. Mr. Bennett graduated with a Bachelor’s Degree in Economics from the Johns Hopkins University and obtained a diploma in International Studies from the Paul H. Nitze School of Advanced International Studies in Bologna, Italy.

Kenneth Akintewe, Portfolio Manager

Kenneth Akintewe is a portfolio manager on the Asia Pacific fixed income desk. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Adam McCabe, Senior Portfolio Manager

Adam McCabe is a portfolio manager on the Asian Fixed Income team based in Singapore. He is responsible for the development and implementation of currency and interest rate strategies in the Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of part of Credit Suisse’s Asset Management business. During Mr. McCabe’s tenure at Credit Suisse (2001-2009), he had various positions. Mr. McCabe was responsible for macroeconomic analysis, interest rate and currency strategies for Credit Suisse’s Asian Fixed Income portfolios, which he has managed continuously since their inception in December 2003. He was a member of the Credit Suisse’s Global Currency and Emerging Currency Strategy Groups and the Australian and Asian currency groups. From mid-2006, Mr. McCabe was assigned to Woori Credit Suisse Asset Management, South Korea as the Head of Fixed Income where he was responsible for fixed income and money market portfolio management, investment strategy and processes. Prior to 2006, Mr. McCabe was based in Australia as an investment manager and macroeconomic strategist on the Australian Fixed Income team where he was responsible for duration and currency strategies. Mr. McCabe is a graduate of the University of Sydney with a Bachelor of Economics (First Class Hons) and the University Medal. He was valedictorian in the inaugural graduating class of the Credit Suisse Chinese University of Hong Kong Professional Diploma in Global Finance in 2009.

Yueh Ee-Leen, Portfolio Manager

Yueh Ee-Leen is an assistant portfolio manager on Asia Pacific fixed income team desk located in Singapore. She joined Aberdeen in 2006 as a trader on the Asian fixed income desk, responsible for foreign exchange and fixed income trade execution. Ms. Yueh joined Aberdeen from Prudential Asset Management where as a central trader from 2005-2006, she focused on the execution of Asian dollar bonds, local currency bonds, money market instruments and derivatives such as futures and swaps. Previously from 2000-2005, she worked for Sumitomo Mitsui Banking Corporation in the international treasury department, where she dealt in the inter-bank cash and foreign exchange markets. She was also responsible for asset/liability management, cashflow management and profit/loss analysis for the team. Ms. Yueh graduated with a BBA (Merit) degree in Business Administration from the National University of Singapore.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

The Aberdeen Asia-Pacific Equity Institutional Fund is managed by the Aberdeen Asia-Pacific Equity Team.  The Asia-Pacific Equity Team works in a collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by Aberdeen’s process. The experience of senior managers provides the confidence needed to take a long-term view. The

Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Global Head of Equity and Head of Asian Equities

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Chou Chong, CFA®, Investment Director

Chou joined Aberdeen Asia in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director. Chou then spent time in Sydney, Australia as investment director, before transferring to London to lead the Pan-European equity desk. In June 2008, Chou returned to Singapore and joined the Asian Equity Team. Chou graduated with a double Masters in Accounting & Finance and Information Systems from the London School of Economics. Chou also went for a management programme in Harvard Business School in 2007.

Flavia Cheong, CFA®, Investment Director

Flavia is an investment director on the Asian equities team, co-managing regional equities and leads on China investments. Flavia joined Aberdeen in 1996 from the Investment Company of the People’s Republic of China where she was the economist for the fixed income desk. Previously, Flavia worked for the Development Bank of Singapore as an economist. Flavia graduated with a BA in Economics and a MA (Hons) in Economics from the University of Auckland.

Andrew Gillan, Senior Investment Manager

Andrew is a senior investment manager on the Asian equities team. Andrew joined Aberdeen as a graduate trainee on the UK equity desk, via the acquisition of Glasgow-based Murray Johnstone in 2000, before moving to Singapore and his current role in 2001. Andrew graduated with an MA in French and European History from the University of Edinburgh.

Christopher Wong, CFA®, Senior Investment Manager

Christopher is a senior investment manager on the Asian equities team. Chris joined Aberdeen in 2001 in the Private Equity Unit. Previously, Chris worked for Andersen Corporate Finance as an associate director advising clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

Aberdeen Core Fixed Income Fund

The Fund is managed by a team of investment professionals. Portfolio decisions are made jointly by the Head of U.S. Fixed Income Investment along with the Senior Portfolio Managers.  The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Christopher Gagnier, Head of U.S. Fixed Income (AAMI)

Mr. Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Mr. Gagnier has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Mr. Gagnier is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Mr. Gagnier served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank. Mr. Gagnier has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Neil Moriarty, Senior Portfolio Manager (AAMI)

Mr. Moriarty is a senior portfolio manager focusing on the mortgage and government sectors for U.S. Fixed Income. Mr. Moriarty joined the Adviser in December 2005 after 16 years of experience in fixed income trading and research at several Wall Street firms including Deutsche Asset Management, PaineWebber and Chase Securities. Mr. Moriarty also acted as a fixed income portfolio manager at Swarthmore/Cypress Capital Management for two years. Mr. Moriarty has a B.A. from the University of Massachusetts, Amherst.

Oliver Boulind, Senior Portfolio Manager (AAMI)

Mr. Boulind is a senior portfolio manager on the U.S. Fixed Income team. He joined Aberdeen in 2008 from AllianceBernstein where he was a credit analyst focusing on telecom and media across the credit quality spectrum from 2004 to 2008.  Previously, Mr. Boulind worked for INVESCO as a credit analyst focusing on high yield telecom and media. Prior to that, he was at JP Morgan Fleming in credit and portfolio management roles and, prior to graduate school, was at Salomon Brothers as an investment banking analyst in leveraged finance.  Mr. Boulind graduated from the Wharton School at the University of Pennsylvania and received an MBA from the Tuck School at Dartmouth College.

Stephen Cianci, CFA, Senior Portfolio Manager (AAMI)

Mr. Cianci is a senior portfolio manager for the U.S. Fixed Income team. He joined Aberdeen in 2010 from Logan Circle Partners where he was co-head of their Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products since 2007.  Previously, Mr. Cianci held similar roles as a senior portfolio manager at Delaware Investments from 1992 to 2007. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.  Mr. Cianci graduated with an MBA and BA from Widener University.

Timothy Vile, CFA, Senior Portfolio Manager (AAMI)

Mr. Vile has served as a senior portfolio manager for the Core Fixed Income and Global Aggregate Fixed Income products for the Adviser since December 2005. Mr. Vile was seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European credit and global aggregate capabilities. Prior to joining the Adviser, Mr. Vile served as a Managing Director of Deutsche Asset Management, which he joined in 1991 as a member of the firm’s core fixed income team. Prior to Deutsche Asset Management, Mr. Vile had 6 years of experience that included serving as a portfolio manager for fixed income portfolios at Equitable Capital Management. Mr. Vile has a B.S. from Susquehanna University.

Aberdeen Global Fixed Income Fund

The Global Fixed Income Fund is managed by the Global Fixed Income Team. The Adviser’s and Subadvisers’ fixed income management structure comprises independent specialist investment teams who are charged with generating investment ideas in their area of specialization (interest rates, currency, security selection, emerging debt, and high yield), as well as specialist portfolio selection teams. Each investment team operates independently with its own investment process that seeks to maximize the value added in its market segment. The global portfolio selection team (PST) allocates the risk budget of the Fund among the specialist investment teams. The biweekly investment strategy meeting reviews overall portfolio positioning and the views of the specialist investment teams, and formulates broad investment strategies which are then implemented as appropriate by the Global PST. The Global Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Global Fixed Income Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Annette Fraser, Portfolio Manager — EMEA

Annette Fraser is a portfolio manager in the global fixed income team. Ms. Fraser joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Ms. Fraser joined Deutsche Asset Management in 1990 as a portfolio manager in the fixed income team where she managed Global, European and U.S. core plus mandates. Ms. Fraser graduated with a MA in Economics from St Andrews University.

Simon Hancock, Portfolio Analyst

Simon Hancock is a portfolio analyst on the European fixed income desk, responsible for global and European mandates. Mr. Hancock joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Hancock held a similar role at Deutsche Asset Management, which he joined in 1997. Previously, he worked at Bank Julius Baer.

Jon Cunliffe, Head of Global Interest Rates

Jon Cunliffe is head of global interest rates on the fixed income team. Jon joined Aberdeen in 2009 from Fortis Investments (originally ABN AMRO Asset Management) where he began in 2003 and was Chief Investment Officer, Interest Rates. Previously, Jon worked at Lombard Odier and the Bank of England. Prior to that, Jon worked as an official in the Gilt Edged and Money Market Division at the Bank of England. Jon graduated with a BA Hons in Theology and Religious Studies from Robinson College, Cambridge.

Aberdeen Tax-Free Income Fund

The Fund is managed by a team of investment professionals. Portfolio decisions are made jointly by the Head of U.S. Fixed Income Investment along with the Senior Portfolio Managers. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Christopher Gagnier, Head of U.S. Fixed Income (AAMI)

Mr. Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Mr. Gagnier has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Mr. Gagnier is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Mr. Gagnier served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank. Mr. Gagnier has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Michael Degernes, Senior Portfolio Manager (AAMI)

Michael Degernes is a senior portfolio manager on the U.S. Fixed Income Team. Michael joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Previously Michael worked at Bank of America and Bank of America Securities where he was managing director and fixed income analyst. Previously, Michael worked for NationsBank Leasing as senior vice president for utility leasing and financial structuring. Prior to that, Michael worked for Nova Northwest, Inc. as chief financial officer. Michael also worked for PacifiCorp as vice president of finance and assistant treasurer responsible for execution of short and long-term financing. Michael began his career with Washington Utilities & Transport Commission as economist and expert witness in utility rate cases.  Michael graduated with a BS from Washington State University and a MS from University of California, Davis.

Edward Grant, Head of U.S. Credit Research (AAMI)

Edward Grant serves as Head of U.S. Credit Research and a senior portfolio manager. Edward joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Before joining Aberdeen, Edward worked for PNC and Deutsche Bank Capital Corp where he was a fixed income portfolio manager. Previously, Edward worked for Raymond James & Associates as Head of Corporate Research. Prior to that, Edward worked for American Century Investments and ING Investment Management as credit analyst. Edward graduated with a BS from Lebanon Valley College and a MBA from Widener University.

James Faunce, CFA, Portfolio Manager (AAMI)

James Faunce is a portfolio manager and sector manager on the U.S. Fixed Income Team. James joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Previously, James worked at Harleysville Asset Management as fixed income investment analyst. Prior to that, James worked for Miller Anderson & Sherrerd as an analyst for global fixed income. James also worked for SEI Corp where he was a fund accountant for international equity and fixed income mutual funds.  James graduated with a BA from Ursinus College, Pennsylvania, and is a CFA Charterholder.

William Hines, Portfolio Manager (AAMI)

William Hines is a portfolio manager and sector manager on the U.S. Fixed Income Team. William joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses. Previously, William worked as a security maintenance administrator, before moving on to become research analyst. Prior to that, William worked for Delaware Investments as a portfolio accountant and administrator. William graduated with a BA from Temple University and an MBA from Drexel University.

Aberdeen Ultra-Short Duration Bond Fund

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Oliver Boulind, Senior Portfolio Manager (AAMI)

Mr. Boulind is a senior portfolio manager on the U.S. Fixed Income team. He joined Aberdeen in 2008 from AllianceBernstein where he was a credit analyst focusing on telecom and media across the credit quality spectrum from 2004 to 2008.  Previously, Mr. Boulind worked for INVESCO as a credit analyst focusing on high yield telecom and media. Prior to that, he was at JP Morgan Fleming in credit and portfolio management roles and, prior to graduate school, was at Salomon Brothers as a investment banking analyst in leveraged finance.  Mr. Boulind graduated from the Wharton School at the University of Pennsylvania and received an MBA from the Tuck School at Dartmouth College.

Stephen Cianci, CFA, Senior Portfolio Manager (AAMI)

Mr. Cianci is a senior portfolio manager for the U.S. Fixed Income team. He joined Aberdeen in 2010 from Logan Circle Partners where he was co-head of their Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products since 2007.  Previously, Mr. Cianci held similar roles as a senior portfolio manager at Delaware Investments from 1992 to 2007. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.  Mr. Cianci graduated with an MBA and BA from Widener University.

Michael Degernes, Senior Portfolio Manager (AAMI)

Michael Degernes is a senior portfolio manager on the U.S. Fixed Income Team. Michael joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Previously Michael worked at Bank of America and Bank of America Securities where he was managing director and fixed income analyst. Previously, Michael worked for NationsBank Leasing as senior vice president for utility leasing and financial structuring. Prior to that, Michael worked for Nova Northwest, Inc. as chief financial officer. Michael also worked for PacifiCorp as vice president of finance and assistant treasurer responsible for execution of short and long-term financing. Michael began his career with Washington Utilities & Transport Commission as economist and expert witness in utility rate cases.  Michael graduated with a BS from Washington State University and a MS from University of California, Davis.

Neil Moriarty, Senior Portfolio Manager (AAMI)

Mr. Moriarty is a senior portfolio manager focusing on the mortgage and government  sectors for U.S. Fixed Income. Mr. Moriarty joined the Adviser in December 2005 after 16 years of experience in fixed income trading and research at several Wall Street firms including Deutsche Asset Management, PaineWebber and Chase Securities. Mr. Moriarty also acted as a fixed income portfolio manager at Swarthmore/Cypress Capital Management for two years. Mr. Moriarty has a B.A. from the University of Massachusetts, Amherst.

Kam Poon, Portfolio Manager (AAMI)

Kam Poon is a Portfolio Manager for the US Fixed Income Team focussing on short duration mandates. Kam joined Aberdeen following the acquisition of Credit Suisse’s asset management division in 2009. Kam was with Credit Suisse from 1997 to 2009. Before joining Aberdeen, Kam worked as an Account Administrator with Bank of New York.  Previously, Kam was at US Trust within the municipal bond area. Kam graduated with an MBA and BS in Finance from New York University - Stern School of Business.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s subadviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•                  initial due diligence on prospective Fund subadvisers;

•                  monitoring subadviser performance, including ongoing analysis and periodic consultations;

•                  communicating performance expectations and evaluations to the subadvisers; and

•                  making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Investing with Aberdeen Funds

A Note About Share Classes

Each Fund (other than the Emerging Markets Fund  the Institutional Funds, and the Tax-Free Income Fund) offers five share classes — Class A, Class C, Class R, Institutional Service Class and Institutional Class. The Emerging Markets Fund offers three share classes — Class A, Class C and Class R.  Each of the Institutional Funds offers two share classes — Institutional Service Class and Institutional Class. The Tax-Free Income Fund offers three share classes — Class A, Class C and Class D.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                  which share classes are available to you;

•                  how long you expect to own your shares;

•                  how much you intend to invest;

•                  total costs and expenses associated with a particular share class; and

•                  whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The table below provides a comparison of Class A, Class C and Class D shares. Class A and Class C shares are available to all investors. Class D shares are available only to certain investors.

In addition to Class A and Class C shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares (other than the Emerging Markets Fund which does not offer Institutional Service Class and Institutional Class shares, the Institutional Funds which only offer Institutional Service Class and Institutional Class shares, and the Tax-Free Income Fund which does not offer Class R, Institutional Service Class and Institutional Class shares), which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Comparing Class A, Class D, Class C Shares

Class A and Class D Shares

Front-end sales charge up to 5.75% (equity funds) or 4.25% (fixed income funds) for Class A Shares and 4.50% for Class D Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) (1) (Class A shares only)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b- 1 fee of 0.25% (Class A shares only)	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.
Administrative services fee of up to 0.25%
No conversion feature.

No maximum investment amount.

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b- 1 fee of 1.00% No administrative services fee	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.
No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)                      Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% (of up to 0.75% of the Core Fixed Income Fund, Global Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Bond Fund and of up to 0.50% of the Small Cap Fund) will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)                      This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges For Class A Shares (other than Tax-Free Income Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund)

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price	(Approximately)	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	*

* Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares of Tax-Free Income Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Class D Shares

Class D shares are available to the following:

•                  Investors who received Class D shares of the Fund in a reorganization of a Nationwide fund into a series of the Trust, as long as you purchase the Class D shares through the same account in the same capacity and

•                  Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

Front-End Sales Charges For Class D Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (Approximately)	Commission as Percentage of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Reduction and Waiver of Class A and Class D Sales Charges

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class D Sales Charges” and “Waiver of Class A and Class D Sales Charges” below and “Reduction of Class A and Class D Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A and Class D Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

•                  A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class C or Class D shares in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $100,000 in Class A shares of Global Fixed Income Fund, Core Fixed Income Fund, Tax-Free Income Fund or Ultra-Short Duration Bond Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class C and Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class D Sales Charges

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Funds’ distributor to waive sales charges (Class A shares only);

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/ selling agreement with the Funds’ distributor  (Class A shares only);

•                  any investor who pays for shares with proceeds from sales of Class D shares of the Aberdeen Tax-Free Income Fund if the Aberdeen Fund being purchased does not offer Class D Shares and Class A Shares are purchased instead  (Class A shares only);

•                  retirement plans;

•                  investment advisory clients of the Adviser’s affiliates;

•                  Aberdeen Funds will agree to exercise its discretion, as permitted in the Funds’ prospectuses, to waive redemption fees for Fee

Based Discretionary platforms and certain Non-Discretionary platforms which have entered into agreements with the Funds; and

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% (CDSC of up to 0.75% for Global Fixed Income Fund, Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Bond Fund and of up to 0.50% for Small Cap Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  if no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (other than the Tax-Free Income Fund, the Core Fixed Income Fund, the Global Fixed Income Fund, the Ultra-Short Duration Bond Fund and the Small Cap Fund)

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Tax-Free Income Fund, the Core Fixed Income Fund, the Global Fixed Income Fund and the Ultra-Short Duration Bond Fund

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Small Cap Fund

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.50%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Funds in this prospectus are described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age

70½  and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges.  For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay.  See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares (other than the Emerging Markets Fund which does not offer Institutional Service Class and Institutional Class shares and the Institutional Funds which do not offer Class R shares). Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;

•                  profit sharing and money purchase pension plans;

•                  defined benefit plans;

•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                  registered investment advisers investing on behalf of institutions and high net worth individuals.  This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Funds;

•                  retirement plans for which no third-party administrator receives compensation from the Funds;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial  intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                  where the advisers derive compensation for advisory services exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund with Class A, Class C and Class R shares has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50%
(0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.15%, flat fees or minimum aggregate fees of up to $50,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Funds’ distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                  A Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

•                  Financial intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Fund prospectuses;

•                  obtain information on the Aberdeen Funds;

•                  access your account information; and

•                  request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                  Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA” recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                  The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

                     Good Friday

•                  Memorial Day

•                  Independence Day

•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying Shares: Fund Transactions — Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

*        Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

**     A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

How to Buy Shares	How to Exchange* or Sell** Shares

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

•                 if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                 your bank may charge a fee to wire funds.

•                 the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

•                 your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                 Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                 your financial institution may also charge a fee for receiving the wire.

•                 funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Board has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds and affiliated Underlying Funds are valued in order to determine each Fund’s and affiliated Underlying Fund’s NAV. The Valuation Procedures provide that each Fund’s and affiliated Underlying Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s or affiliated Underlying Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s or affiliated Underlying Fund’s NAV is calculated, a Fund or an affiliated Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s or an affiliated Underlying Fund foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s or an affiliated Underlying Fund foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund and affiliated Underlying Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s or an affiliated Underlying Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

A Fund’s investments in other registered open-end investment companies (if any) are valued based on the NAV of those investment companies.  The affiliated Underlying Funds use fair value pricing as discussed above and the unaffiliated Underlying Funds use fair value pricing as described in their prospectuses.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                 name;

•                 date of birth (for individuals);

•                 residential or business street address (although post office boxes are still permitted for mailing); and

•                 Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                 If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•                 Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                 both accounts have the same registration;

•                 your first purchase in the new fund meets its minimum investment requirement; and

•                 you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.  Class D shares cannot be exchanged because the shares are only offered by the Tax-Free Income Fund.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                 if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                 if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Aberdeen Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary.  All such transactions are subject to meeting any investment minimum or eligibility requirements.  Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Automatic Withdrawal Program

You may elect to automatically redeem Class A, Class C and Class D shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                 the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                 trading is restricted; or

•                 an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

•                 if the account holder is engaged in excessive trading or

•                 if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•                 your account address has changed within the last 15 calendar days;

•                 the redemption check is made payable to anyone other than the registered shareholder;

•                 the proceeds are mailed to any address other than the address of record; or

•                 the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•                 disrupt portfolio management strategies;

•                 increase brokerage and other transaction costs; and

•                 negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Ultra-Short Duration Bond Fund is not subject to the prohibitions on frequent purchases and redemptions.  Because the Ultra-Short Duration Bond

Fund is designed for short-term investing and frequent purchases and redemptions of the Fund’s shares generally are not expected to harm other shareholders of the Fund, the Board has determined that, at the present time, policies and procedures to prevent frequent purchases and redemptions of Fund shares are unnecessary and a redemption fee for the Fund is not necessary or appropriate. However, frequent purchases and redemptions of the Ultra-Short Duration Bond Fund’s shares may result in additional costs for the Fund.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds (except the Ultra-Short Duration Bond Fund):

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•                 restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                 reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•                 if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into the other Fund may be rejected and

•                 redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Share Price.”

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within the designated holding period listed in the chart on the following page, the redemption fee is paid directly to the Fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•                 shares redeemed or exchanged under regularly scheduled withdrawal plans;

•                 shares purchased through reinvested dividends or capital gains;

•                 shares redeemed following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

•                 shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;

•                 shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or

•                 shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Funds are notified that the redemption fee has been waived.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•                 broker wrap fee and other fee-based programs;

•                 qualified retirement plan accounts;

•                 omnibus accounts where there is no capability to impose an exchange fee on underlying customers’ accounts;

•                 intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts; and

•                 certain discretionary and non-discretionary investment platforms as determined by the Fund.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

A Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund.

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Global Natural Resources Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Emerging Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Global Equity Fund	2.00%	90
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	2.00%	90
Aberdeen Emerging Markets Institutional Fund	2.00%	90
Aberdeen International Equity Institutional Fund	2.00%	90
Aberdeen Global Small Cap Fund	2.00%	90
Aberdeen U.S. Equity Fund	2.00%	30
Aberdeen Asia Bond Institutional Fund	2.00%	30
Aberdeen Global Fixed Income Fund	2.00%	30
Aberdeen Core Fixed Income Fund	2.00%	15
Aberdeen Tax-Free Income Fund	2.00%	7
Aberdeen Emerging Markets Debt Local Currency Fund	2.00%	15
Aberdeen Global High Yield Bond Fund	2.00%	15

Distribution and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each Fund except Emerging Markets Institutional Fund, International Equity Institutional Fund, Asia-Pacific (ex-Japan) Equity Institutional Fund, Global Small Cap Fund, Tax-Free Income Fund, Core Fixed Income Fund and Ultra-Short Duration Bond Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly.  Each of Emerging Markets Institutional Fund, International Equity Institutional Fund, Asia-Pacific (ex-Japan) Equity Institutional Fund and Global Small Cap Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually together with any net realized capital gains.  Each of Tax-Free Income Fund, Core Fixed Income Fund and Ultra-Short Duration Bond Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly.  Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

Most of the income dividends you receive from the Tax-Free Income Fund, if applicable, are expected to be exempt from regular federal income taxes. If you are a taxable investor, dividends and capital gain distributions you receive from a Fund (or a portion thereof in the case of the Tax-Free Income Fund), whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                 distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to Tax-Free Income Fund);

•                 distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                 distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                 for individuals, with respect to taxable years of a Fund beginning before January 1, 2013 (sunset date), unless such provision is extended or made permanent, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                 for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                 distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, if you are a shareholder of the Tax-Free Income Fund, you should be aware of the following basic tax points about tax-exempt mutual funds:

•                 exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

•                 exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

•                 income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

•                 income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

•                 income dividends from the Tax-Free Income Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

The Tax-Free Income Fund is not managed to address state or local taxes.  The Tax-Free Income Fund, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Tax-Free Income Fund.

While the Tax-Free Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Tax-Free Income Fund’s shares, to decline.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at a maximum rate of 15%, but the maximum rate is scheduled to increase to 20% for tax years beginning on or after January 1, 2011. Short-term capital gains are currently taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person

(including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

Additionally, beginning in 2013 a 30% withholding tax will be imposed on dividends and redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request. Information for the years presented as of October 31, 2008 and prior was audited by other auditors, whose report therein was unqualified.

The financial highlights information presented for each of the Long-Short Fund, the Natural Resources Fund, the Small Cap Fund, the U.S. Equity Fund, the China Fund, the Emerging Markets Fund, the Global Financial Services Fund, the Small Cap Fund, the Global Equity Fund, each of the Optimal Allocations Funds and the Tax-Free Income Fund for periods prior to June 23, 2008, is that of Predecessor Funds.  The financial highlights information presented for each of the Asia Bond Institutional Fund, the International Equity Institutional Fund, the Global Fixed Income Fund and the Global Small Cap Fund for periods prior to July 20, 2009, is that of Predecessor Funds. The financial highlights information presented for the Institutional Class of the Emerging Markets Institutional Fund for periods prior to November 23, 2009, is that of a Predecessor Fund.  The financial highlights information presented for the Institutional Class and Institutional Service Class shares of the International Equity Institutional Fund for periods prior to July 12, 2010, is the financial history of the Class Y and Class A shares, respectively, of a Predecessor Fund. The financial highlights information presented for the Class A, Class C and Institutional Class shares of the Core Fixed Income Fund for periods prior to July 12, 2010, is the financial history of the Class A, Class C and Class Y shares, respectively, of a Predecessor Fund.  Because the Ultra-Short Duration Bond Fund is new, it has no financial history.

Aberdeen Equity Long-Short Fund

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(g)	$10.66	$(0.18)	$0.87	$0.69	$—	$—	$—	$11.35
Year Ended October 31, 2009(g)	10.47	(0.16)	0.35	0.19	—	—	—	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	—	(0.17)	11.89
Year Ended October 31, 2006	9.83	0.11	0.41	0.52	(0.05)	—	(0.05)	10.30
Class B Shares
Year Ended October 31, 2010(g)	10.22	(0.25)	0.84	0.59	—	—	—	10.81
Year Ended October 31, 2009(g)	10.10	(0.23)	0.35	0.12	—	—	—	10.22
Year Ended October 31, 2008	11.54	(0.10)	(1.34)	(1.44)	—	—	—	10.10
Year Ended October 31, 2007(g)	10.01	0.05	1.58	1.63	(0.10)	—	(0.10)	11.54
Year Ended October 31, 2006	9.59	0.03	0.40	0.43	(0.01)	—	(0.01)	10.01
Class C Shares
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	—	—	—	8.16
Year Ended October 31, 2009(g)	7.62	(0.17)	0.26	0.09	—	—	—	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	—	—	—	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	—	(0.12)	8.71
Year Ended October 31, 2006	7.29	0.03	0.30	0.33	(0.03)	—	(0.03)	7.59
Class R Shares
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	—	—	—	11.08
Year Ended October 31, 2009(g)	10.26	(0.18)	0.35	0.17	—	—	—	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	—	(0.01)	(0.01)	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	—	(0.11)	11.69
Year Ended October 31, 2006	9.68	0.08	0.40	0.48	(0.05)	—	(0.05)	10.11
Institutional Service Class Shares
Period Ended October 31, 2010(g)(h)	10.79	(0.10)	0.78	0.68	—	—	—	11.47
Institutional Class Shares
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	—	—	—	11.48
Year Ended October 31, 2009(g)	10.53	(0.14)	0.36	0.22	—	—	—	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	—	(0.20)	11.94
Year Ended October 31, 2006	9.85	0.11	0.44	0.55	(0.06)	—	(0.06)	10.34

(a)          Not annualized for periods less than one year.

(b)         Excludes sales charge.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

Aberdeen Equity Long-Short Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2010(g)	6.57%	$105,897	2.15%	(1.61)%	2.15%	0.43%	152.09%
Year Ended October 31, 2009(g)	1.81%	116,575	2.29%	(1.56)%	3.01%	0.55%	359.27%
Year Ended October 31, 2008	(11.77)%	90,320	2.14%	(0.29)%	2.60%	0.41%	574.27%
Year Ended October 31, 2007(g)	17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%
Year Ended October 31, 2006	5.27%	48,717	2.59%	1.16%	2.61%	0.56%	739.31%
Class B Shares
Year Ended October 31, 2010(g)	5.77%	1,084	2.88%	(2.34)%	2.88%	0.43%	152.09%
Year Ended October 31, 2009(g)	1.19%	2,002	3.01%	(2.27)%	3.75%	0.55%	359.27%
Year Ended October 31, 2008	(12.48)%	2,222	2.87%	(0.93)%	3.29%	0.41%	574.27%
Year Ended October 31, 2007(g)	16.37%	2,244	3.29%	0.42%	3.48%	0.69%	608.98%
Year Ended October 31, 2006	4.53%	1,033	3.33%	0.42%	3.35%	0.56%	739.31%
Class C Shares
Year Ended October 31, 2010(g)	5.84%	23,685	2.88%	(2.35)%	2.88%	0.43%	152.09%
Year Ended October 31, 2009(g)	1.18%	27,523	3.01%	(2.27)%	3.75%	0.55%	359.27%
Year Ended October 31, 2008	(12.49)%	31,287	2.87%	(0.95)%	3.33%	0.41%	574.27%
Year Ended October 31, 2007(g)	16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%
Year Ended October 31, 2006	4.48%	36,586	3.33%	0.47%	3.35%	0.56%	739.31%
Class R Shares
Year Ended October 31, 2010(g)	6.23%	1,477	2.51%	(2.05)%	2.51%	0.51%	152.09%
Year Ended October 31, 2009(g)	1.66%	100	2.51%	(1.78)%	3.22%	0.55%	359.27%
Year Ended October 31, 2008	(12.18)%	76	2.46%	(0.93)%	3.30%	0.41%	574.27%
Year Ended October 31, 2007(g)	16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%
Year Ended October 31, 2006	4.91%	1	2.96%	0.77%	2.99%	0.56%	739.31%
Institutional Service Class Shares
Period Ended October 31, 2010(g)(h)	6.30%	965	2.04%	(1.53)%	2.04%	0.43%	152.09%
Institutional Class Shares
Year Ended October 31, 2010(g)	6.79%	321,696	1.88%	(1.36)%	1.88%	0.43%	152.09%
Year Ended October 31, 2009(g)	2.09%	146,026	1.98%	(1.30)%	2.60%	0.55%	359.27%
Year Ended October 31, 2008	(11.55)%	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
Year Ended October 31, 2007(g)	17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%
Year Ended October 31, 2006	5.60%	11,538	2.33%	1.50%	2.35%	0.56%	739.31%

(e)          Indicates the dividend expense charged for the period to average net assets.

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)         Net investment income (loss) is based on average shares outstanding during the period.

(h)         For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

Aberdeen Global Natural Resources Fund (formerly known as Aberdeen Natural Resources Fund)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$15.02	$(0.01)	$1.59	$1.58	$—	$—	$—	$—	$16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	—	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	—	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	—	(2.82)	(2.82)	0.01	25.35
Year Ended October 31, 2006	17.97	(0.02)	3.90	3.88	—	(1.56)	(1.56)	0.02	20.31
Class B Shares
Year Ended October 31, 2010(f)	14.42	(0.11)	1.53	1.42	—	—	—	—	15.84
Year Ended October 31, 2009	12.22	(0.01)	2.24	2.23	(0.01)	(0.02)	(0.03)	—	14.42
Year Ended October 31, 2008	24.68	(0.14)	(7.83)	(7.97)	—	(4.49)	(4.49)	—	12.22
Year Ended October 31, 2007	19.97	(0.16)	7.68	7.52	—	(2.82)	(2.82)	0.01	24.68
Year Ended October 31, 2006	17.82	(0.14)	3.83	3.69	—	(1.56)	(1.56)	0.02	19.97
Class C Shares
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	—	—	—	—	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	—	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	—	(4.49)	(4.49)	—	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	—	(2.82)	(2.82)	0.01	24.70
Year Ended October 31, 2006	17.83	(0.16)	3.85	3.69	—	(1.56)	(1.56)	0.02	19.98
Class R Shares
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	—	—	—	—	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	—	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	—	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	—	(2.82)	(2.82)	0.01	25.10
Year Ended October 31, 2006	17.91	(0.04)	3.86	3.82	—	(1.56)	(1.56)	0.02	20.19
Institutional Service Class Shares
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	—	—	—	—	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	—	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	—	12.81
Year Ended October 31, 2007	20.39	—	7.95	7.95	—	(2.82)	(2.82)	0.01	25.53
Year Ended October 31, 2006	17.99	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	20.39
Institutional Class Shares
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	—	—	—	—	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	—	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	—	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	—	(2.82)	(2.82)	0.01	25.57
Year Ended October 31, 2006	18.01	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	20.41

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Global Natural Resources Fund (formerly known as Aberdeen Natural Resources Fund) (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	10.52%	$52,490	1.42%	(0.05)%	1.42%	105.24%
Year Ended October 31, 2009	19.03%	56,663	1.56%	0.42%	1.76%	90.12%
Year Ended October 31, 2008	(39.68)%	43,189	1.33%	0.01%	1.33%	137.42%
Year Ended October 31, 2007	43.54%	38,497	1.44%	(0.19)%	1.44%	188.25%
Year Ended October 31, 2006	22.87%	20,324	1.38%	(0.07)%	1.38%	228.18%
Class B Shares
Year Ended October 31, 2010(f)	9.85%	2,173	2.08%	(0.70)%	2.08%	105.24%
Year Ended October 31, 2009	18.29%	2,368	2.16%	(0.17)%	2.37%	90.12%
Year Ended October 31, 2008	(40.14)%	2,190	2.05%	(0.70)%	2.06%	137.42%
Year Ended October 31, 2007	42.52%	2,999	2.16%	(0.90)%	2.16%	188.25%
Year Ended October 31, 2006	21.94%	1,862	2.12%	(0.84)%	2.13%	228.18%
Class C Shares
Year Ended October 31, 2010(f)	9.83%	14,501	2.08%	(0.69)%	2.08%	105.24%
Year Ended October 31, 2009	18.29%	12,758	2.16%	(0.19)%	2.37%	90.12%
Year Ended October 31, 2008	(40.10)%	8,224	2.04%	(0.69)%	2.05%	137.42%
Year Ended October 31, 2007	42.55%	14,273	2.16%	(0.90)%	2.16%	188.25%
Year Ended October 31, 2006	21.92%	10,302	2.12%	(0.81)%	2.12%	228.18%
Class R Shares
Year Ended October 31, 2010(f)	10.39%	8,841	1.60%	(0.20)%	1.60%	105.24%
Year Ended October 31, 2009	18.85%	6,034	1.66%	0.32%	1.87%	90.12%
Year Ended October 31, 2008	(39.80)%	4,135	1.56%	(0.19)%	1.58%	137.42%
Year Ended October 31, 2007	43.11%	2,704	1.73%	(0.52)%	1.73%	188.25%
Year Ended October 31, 2006	22.59%	249	1.75%	(0.43)%	1.77%	228.18%
Institutional Service Class Shares
Year Ended October 31, 2010(f)	10.96%	3,271	1.08%	0.30%	1.08%	105.24%
Year Ended October 31, 2009	19.45%	3,318	1.16%	0.80%	1.36%	90.12%
Year Ended October 31, 2008	(39.52)%	2,119	1.06%	0.27%	1.08%	137.42%
Year Ended October 31, 2007	43.92%	1,339	1.19%	0.04%	1.19%	188.25%
Year Ended October 31, 2006	23.20%	537	1.12%	0.13%	1.13%	228.18%
Institutional Class Shares
Year Ended October 31, 2010(f)	10.93%	12,686	1.08%	0.33%	1.08%	105.24%
Year Ended October 31, 2009	19.51%	10,567	1.16%	0.85%	1.38%	90.12%
Year Ended October 31, 2008	(39.54)%	15,710	1.04%	0.33%	1.06%	137.42%
Year Ended October 31, 2007	43.99%	20,768	1.16%	0.11%	1.16%	188.25%
Year Ended October 31, 2006	23.17%	15,731	1.11%	0.16%	1.13%	228.18%

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Capital Contributions from Advisor/ Custodian	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$10.77	$(0.07)	$2.95	$2.88	$—	$—	$—	$—	$—	$—	$13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	—	—	(0.01)	(0.01)	—	—	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	—	(4.39)	—	—	9.63
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	—	(1.02)	0.02	0.01	22.50
Year Ended October 31, 2006	18.28	—	5.18	5.18	(0.01)	(2.16)	—	(2.17)	—	0.01	21.30
Class B Shares
Year Ended October 31, 2010(f)	9.84	(0.15)	2.69	2.54	—	—	—	—	—	—	12.38
Year Ended October 31, 2009	8.84	(0.09)	1.09	1.00	—	—	—	—	—	—	9.84
Year Ended October 31, 2008	21.12	(0.05)	(7.89)	(7.94)	—	(4.34)	—	(4.34)	—	—	8.84
Year Ended October 31, 2007	20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01	21.12
Year Ended October 31, 2006	17.45	(0.07)	4.87	4.80	—	(2.16)	—	(2.16)	—	0.01	20.10
Class C Shares
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	—	—	—	—	—	—	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	—	—	—	—	—	—	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	—	(4.34)	—	(4.34)	—	—	8.86
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	—	(0.92)	0.02	0.01	21.16
Year Ended October 31, 2006	17.48	(0.06)	4.87	4.81	—	(2.16)	—	(2.16)	—	0.01	20.14
Class R Shares
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	—	—	—	—	—	—	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	—	—	—	—	—	—	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	—	(4.38)	—	—	9.07
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	—	(0.99)	0.02	0.01	21.51
Year Ended October 31, 2006	17.63	—	4.97	4.97	(0.02)	(2.16)	—	(2.18)	—	0.01	20.43
Institutional Service Class Shares
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	—	—	—	—	—	—	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	—	—	(0.04)	(0.04)	—	—	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	—	(4.42)	—	—	9.89
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	—	(1.05)	0.02	0.01	22.97
Year Ended October 31, 2006	18.52	0.02	5.35	5.37	(0.02)	(2.16)	—	(2.18)	—	0.01	21.72
Institutional Class Shares
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	—	—	—	—	—	—	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	—	—	(0.04)	(0.04)	—	—	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	—	(4.42)	—	—	9.90
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	—	(1.07)	0.02	0.01	22.99
Year Ended October 31, 2006	18.55	0.06	5.30	5.36	(0.03)	(2.16)	—	(2.19)	—	0.01	21.73

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—“ are $0 or round to $0

Aberdeen Small Cap Fund (concluded)

			Ratios/Supplemental Data
	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	26.74%		$121,975	1.35%	(0.57)%	1.65%	24.37%
Year Ended October 31, 2009	12.02%		100,062	1.35%	(0.09)%	2.02%	146.24%
Year Ended October 31, 2008	(45.56)%		231,150	1.40%	0.34%	1.52%	158.57%
Year Ended October 31, 2007	10.60	%(g)	760,257	1.34%	0.16%	1.34%	214.83%
Year Ended October 31, 2006	30.98%		376,718	1.39%	—	1.39%	219.51%
Class B Shares
Year Ended October 31, 2010(f)	25.81%		7,632	2.04%	(1.27)%	2.35%	24.37%
Year Ended October 31, 2009	11.31%		7,340	2.04%	(0.90)%	2.76%	146.24%
Year Ended October 31, 2008	(45.96)%		8,192	2.10%	(0.37)%	2.23%	158.57%
Year Ended October 31, 2007	9.81	%(g)	20,421	2.05%	(0.56)%	2.05%	214.83%
Year Ended October 31, 2006	30.16%		11,701	2.08%	(0.63)%	2.08%	219.51%
Class C Shares
Year Ended October 31, 2010(f)	25.96%		48,374	2.04%	(1.27)%	2.35%	24.37%
Year Ended October 31, 2009	11.29%		46,698	2.04%	(0.83)%	2.75%	146.24%
Year Ended October 31, 2008	(45.97)%		66,081	2.10%	(0.36)%	2.21%	158.57%
Year Ended October 31, 2007	9.79	%(g)	242,038	2.05%	(0.56)%	2.05%	214.83%
Year Ended October 31, 2006	30.17%		115,138	2.06%	(0.72)%	2.07%	219.51%
Class R Shares
Year Ended October 31, 2010(f)	26.38%		5,622	1.55%	(0.78)%	1.85%	24.37%
Year Ended October 31, 2009	12.02%		4,563	1.45%	(0.35)%	2.17%	146.24%
Year Ended October 31, 2008	(45.71)%		4,825	1.59%	0.11%	1.74%	158.57%
Year Ended October 31, 2007	10.28	%(g)	9,193	1.62%	(0.15)%	1.62%	214.83%
Year Ended October 31, 2006	30.87%		1,431	1.68%	(0.30)%	1.68%	219.51%
Institutional Service Class Shares
Year Ended October 31, 2010(f)	27.03%		13,422	1.04%	(0.31)%	1.35%	24.37%
Year Ended October 31, 2009	12.79%		14,358	0.77%	0.35%	1.49%	146.24%
Year Ended October 31, 2008	(45.44)%		14,009	1.11%	0.65%	1.24%	158.57%
Year Ended October 31, 2007	10.77	%(g)	39,345	1.14%	0.38%	1.14%	214.83%
Year Ended October 31, 2006	31.64%		11,945	1.25%	(0.04)%	1.26%	219.51%
Institutional Class Shares
Year Ended October 31, 2010(f)	26.99%		52,428	1.04%	(0.20)%	1.29%	24.37%
Year Ended October 31, 2009	12.47%		10,354	1.04%	0.23%	1.76%	146.24%
Year Ended October 31, 2008	(45.43)%		26,454	1.09%	0.71%	1.24%	158.57%
Year Ended October 31, 2007	10.88	%(g)	70,111	1.04%	0.36%	1.05%	214.83%
Year Ended October 31, 2006	31.52%		41,396	1.06%	0.41%	1.07%	219.51%

(e)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)    Net investment income (loss) is based on average shares outstanding during the period.

(g)   Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$7.60	$(0.01)	$1.05	$1.04	$—	$—	$8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	—	—	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	—	—	12.36
Year Ended October 31, 2006	9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	9.57
Class B Shares
Year Ended October 31, 2010(f)	7.05	(0.05)	0.96	0.91	—	—	7.96
Year Ended October 31, 2009	6.05	(0.06)	1.06	1.00	—	—	7.05
Year Ended October 31, 2008	11.72	(0.13)	(3.78)	(3.91)	(1.76)	(1.76)	6.05
Year Ended October 31, 2007	9.13	(0.15)	2.74	2.59	—	—	11.72
Year Ended October 31, 2006	9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	9.13
Class C Shares
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	—	—	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	—	—	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	—	—	11.80
Year Ended October 31, 2006	9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	9.19
Class R Shares
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	—	—	8.31
Year Ended October 31, 2009	6.23	—	1.09	1.09	—	—	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	—	—	11.97
Year Ended October 31, 2006	9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	9.29
Institutional Class Shares
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	—	—	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	—	—	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	—	—	12.64
Year Ended October 31, 2006	10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	9.75

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

Aberdeen U.S. Equity Fund

			Ratios/Supplemental Data
	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	13.68%		$23,810	1.56%		(0.06)%		1.73%		29.02%
Year Ended October 31, 2009	17.10%		31,871	1.59%		(0.23)%		2.06%		173.05%
Year Ended October 31, 2008	(38.63)%		39,294	1.52%		(0.63)%		1.59%		364.06%
Year Ended October 31, 2007	29.29%		84,973	1.50%		(0.69)%		1.51%		334.26%
Year Ended October 31, 2006	1.77	%(g)	86,364	1.46	%(h)	(0.52	)%(h)	1.48	%(h)	389.34%
Class B Shares
Year Ended October 31, 2010(f)	12.91%		2,213	2.21%		(0.71)%		2.37%		29.02%
Year Ended October 31, 2009	16.53%		2,827	2.21%		(0.85)%		2.69%		173.05%
Year Ended October 31, 2008	(39.10)%		3,176	2.21%		(1.32)%		2.29%		364.06%
Year Ended October 31, 2007	28.37%		6,324	2.21%		(1.40)%		2.21%		334.26%
Year Ended October 31, 2006	1.18	%(g)	6,072	2.15	%(h)	(1.24	)%(h)	2.18	%(h)	389.34%
Class C Shares
Year Ended October 31, 2010(f)	12.96%		11,179	2.21%		(0.71)%		2.37%		29.02%
Year Ended October 31, 2009	16.58%		13,512	2.21%		(0.85)%		2.69%		173.05%
Year Ended October 31, 2008	(39.18)%		16,889	2.21%		(1.32)%		2.29%		364.06%
Year Ended October 31, 2007	28.40%		34,820	2.21%		(1.40)%		2.21%		334.26%
Year Ended October 31, 2006	1.18	%(g)	36,040	2.15	%(h)	(1.23	)%(h)	2.18	%(h)	389.34%
Class R Shares
Year Ended October 31, 2010(f)	13.52%		986	1.71%		(0.23)%		1.88%		29.02%
Year Ended October 31, 2009	17.50%		811	1.34%		0.01%		1.82%		173.05%
Year Ended October 31, 2008	(38.83)%		922	1.71%		(0.83)%		1.80%		364.06%
Year Ended October 31, 2007	28.85%		1,734	1.81%		(1.02)%		1.81%		334.26%
Year Ended October 31, 2006	1.60	%(g)	1,037	1.70	%(h)	(0.79	)%(h)	1.72	%(h)	389.34%
Institutional Class Shares
Year Ended October 31, 2010(f)	14.14%		3,446	1.21%		0.32%		1.37%		29.02%
Year Ended October 31, 2009	17.69%		6,518	1.21%		0.19%		1.68%		173.05%
Year Ended October 31, 2008	(38.56)%		4,200	1.21%		(0.30)%		1.30%		364.06%
Year Ended October 31, 2007	29.64%		4,736	1.21%		(0.39)%		1.22%		334.26%
Year Ended October 31, 2006	2.16	%(g)	4,601	1.17	%(h)	(0.29	)%(h)	1.19	%(h)	389.34%

(e)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)    Net investment income (loss) is based on average shares outstanding during the period.

(g)   Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

(h)   Excludes reimbursement from the Investment Adviser.

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$16.40	$0.14	$4.21	$4.35	$(0.09)	$—	$—	$(0.09)	$—	$20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	—	(0.02)	(0.14)	—	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	—	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	—	(0.97)	0.03	37.00
Year Ended October 31, 2006	11.25	0.05	5.54	5.59	(0.05)	(0.94)	—	(0.99)	0.01	15.86
Class B Shares
Year Ended October 31, 2010(f)	16.00	0.02	4.10	4.12	—	—	—	—	—	20.12
Year Ended October 31, 2009	9.70	0.03	6.33	6.36	(0.04)	—	(0.02)	(0.06)	—	16.00
Year Ended October 31, 2008	36.43	(0.05)	(19.60)	(19.65)	(0.01)	(5.95)	(1.12)	(7.08)	—	9.70
Year Ended October 31, 2007(f)	15.70	(0.17)	21.79	21.62	—	(0.92)	—	(0.92)	0.03	36.43
Year Ended October 31, 2006	11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	—	(0.95)	0.01	15.70
Class C Shares
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	—	—	—	—	—	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	—	(0.02)	(0.07)	—	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	—	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	—	(0.92)	—	(0.92)	0.03	36.42
Year Ended October 31, 2006	11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	—	(0.95)	0.01	15.70
Class R Shares
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	—	—	(0.07)	—	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	—	(0.02)	(0.13)	—	16.26
Year Ended October 31, 2008	36.78	—	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	—	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	—	(0.93)	0.03	36.78
Year Ended October 31, 2006	11.23	0.08	5.44	5.52	(0.03)	(0.94)	—	(0.97)	0.01	15.79
Institutional Service Class Shares
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	—	—	(0.14)	—	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	—	(0.02)	(0.17)	—	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	—	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	—	(1.00)	0.03	37.11
Year Ended October 31, 2006	11.25	0.11	5.51	5.62	(0.06)	(0.94)	—	(1.00)	0.01	15.88
Institutional Class Shares
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	—	—	(0.14)	—	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	—	(0.02)	(0.16)	—	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	—	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	—	(1.00)	0.03	37.18
Year Ended October 31, 2006	11.27	0.05	5.58	5.63	(0.06)	(0.94)	—	(1.00)	0.01	15.91

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

Aberdeen China Opportunities Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	26.58%	$27,216	1.88%	0.77%	2.18%	27.91%
Year Ended October 31, 2009	66.96%	20,812	1.86%	1.00%	2.75%	103.66%
Year Ended October 31, 2008	(64.82)%	13,461	1.82%	0.47%	2.06%	122.49%
Year Ended October 31, 2007(f)	145.79%	61,791	1.88%	0.06%	1.88%	127.10%
Year Ended October 31, 2006	53.19%	14,470	1.99%	0.44%	2.10%	124.36%
Class B Shares
Year Ended October 31, 2010(f)	25.69%	3,501	2.62%	0.10%	2.91%	27.91%
Year Ended October 31, 2009	65.67%	3,258	2.62%	0.27%	3.51%	103.66%
Year Ended October 31, 2008	(65.07)%	2,221	2.56%	(0.21)%	2.82%	122.49%
Year Ended October 31, 2007(f)	144.04%	8,720	2.62%	(0.74)%	2.62%	127.10%
Year Ended October 31, 2006	52.07%	1,210	2.73%	(0.47)%	2.85%	124.36%
Class C Shares
Year Ended October 31, 2010(f)	25.74%	14,438	2.62%	0.03%	2.90%	27.91%
Year Ended October 31, 2009	65.61%	15,622	2.62%	0.20%	3.46%	103.66%
Year Ended October 31, 2008	(65.08)%	7,261	2.56%	(0.32)%	2.79%	122.49%
Year Ended October 31, 2007(f)	143.94%	36,340	2.62%	(0.68)%	2.62%	127.10%
Year Ended October 31, 2006	52.11%	5,247	2.73%	(0.25)%	2.85%	124.36%
Class R Shares
Year Ended October 31, 2010(f)	26.30%	578	2.12%	0.95%	2.43%	27.91%
Year Ended October 31, 2009	66.59%	151	2.10%	0.82%	2.96%	103.66%
Year Ended October 31, 2008	(64.88)%	61	2.06%	0.19%	2.23%	122.49%
Year Ended October 31, 2007(f)	144.93%	430	2.13%	(0.27)%	2.13%	127.10%
Year Ended October 31, 2006	52.68%	7	2.28%	0.68%	2.36%	124.36%
Institutional Service Class Shares
Year Ended October 31, 2010(f)	27.00%	5,138	1.62%	1.03%	1.91%	27.91%
Year Ended October 31, 2009	67.29%	4,814	1.62%	1.24%	2.53%	103.66%
Year Ended October 31, 2008	(64.72)%	4,058	1.56%	0.55%	1.78%	122.49%
Year Ended October 31, 2007(f)	146.46%	21,424	1.62%	0.20%	1.62%	127.10%
Year Ended October 31, 2006	53.57%	120	1.72%	1.34%	1.81%	124.36%
Institutional Class Shares
Year Ended October 31, 2010(f)	26.73%	1,448	1.62%	0.98%	1.87%	27.91%
Year Ended October 31, 2009	67.25%	3,391	1.62%	1.30%	2.57%	103.66%
Year Ended October 31, 2008	(64.71)%	6,086	1.56%	0.86%	1.86%	122.49%
Year Ended October 31, 2007(f)	146.44%	17,182	1.63%	0.29%	1.63%	127.10%
Year Ended October 31, 2006	53.57%	8,994	1.74%	0.31%	1.88%	124.36%

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$14.83	$0.14	$4.77	$4.91	$(0.12)	$—	$—	$(0.12)	$—	$19.62
Year Ended October 31, 2009	9.41	0.10	5.41	5.51	(0.07)	—	(0.02)	(0.09)	—	14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	—	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	—	(2.84)	0.01	27.95
Year Ended October 31, 2006	14.92	0.10	4.49	4.59	(0.10)	(1.59)	—	(1.69)	—	17.82
Class B Shares
Year Ended October 31, 2010(f)	13.99	0.03	4.51	4.54	(0.04)	—	—	(0.04)	—	18.49
Year Ended October 31, 2009	8.90	0.11	5.00	5.11	(0.01)	—	(0.01)	(0.02)	—	13.99
Year Ended October 31, 2008	26.72	—	(13.99)	(13.99)	—	(3.17)	(0.66)	(3.83)	—	8.90
Year Ended October 31, 2007	17.21	(0.07)	12.36	12.29	—	(2.79)	—	(2.79)	0.01	26.72
Year Ended October 31, 2006	14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	—	(1.61)	—	17.21
Class C Shares
Year Ended October 31, 2010(f)	14.34	0.03	4.61	4.64	(0.04)	—	—	(0.04)	—	18.94
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	—	—	—	—	—	14.34
Year Ended October 31, 2008	27.22	—	(14.29)	(14.29)	—	(3.17)	(0.66)	(3.83)	—	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	—	(2.79)	—	(2.79)	0.01	27.22
Year Ended October 31, 2006	14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	—	(1.61)	—	17.49
Class R Shares
Year Ended October 31, 2010(f)	14.21	0.09	4.57	4.66	(0.09)	—	—	(0.09)	—	18.78
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	—	(0.02)	(0.06)	—	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	—	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	—	(2.81)	0.01	27.03
Year Ended October 31, 2006	14.57	0.05	4.40	4.45	(0.11)	(1.59)	—	(1.70)	—	17.32

(a)          Not annualized for periods less than one year.

(b)         Excludes sales charge.

(c)          Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	33.26%	$180,228	1.79%	0.84%	1.95%	15.30%
Year Ended October 31, 2009	58.67%	104,513	1.77%	0.89%	2.27%	92.99%
Year Ended October 31, 2008	(59.99)%	28,684	1.70%	0.61%	1.77%	104.15%
Year Ended October 31, 2007	82.20%	102,204	1.76%	0.31%	1.77%	70.09%
Year Ended October 31, 2006	32.89%	34,047	1.65%	0.60%	1.66%	141.70%
Class B Shares
Year Ended October 31, 2010(f)	32.39%	2,604	2.42%	0.19%	2.58%	15.30%
Year Ended October 31, 2009	57.45%	2,145	2.42%	0.56%	3.08%	92.99%
Year Ended October 31, 2008	(60.26)%	1,806	2.38%	(0.02)%	2.46%	104.15%
Year Ended October 31, 2007	80.98%	5,369	2.41%	(0.19)%	2.42%	70.09%
Year Ended October 31, 2006	31.97%	6,013	2.31%	(0.08)%	2.32%	141.70%
Class C Shares
Year Ended October 31, 2010(f)	32.37%	9,352	2.42%	0.17%	2.58%	15.30%
Year Ended October 31, 2009	57.63%	6,453	2.42%	0.65%	3.13%	92.99%
Year Ended October 31, 2008	(60.26)%	7,905	2.38%	(0.01)%	2.46%	104.15%
Year Ended October 31, 2007	81.04%	21,994	2.42%	(0.35)%	2.43%	70.09%
Year Ended October 31, 2006	31.92%	7,716	2.31%	(0.07)%	2.32%	141.70%
Class R Shares
Year Ended October 31, 2010(f)	32.84%	4,497	2.05%	0.57%	2.21%	15.30%
Year Ended October 31, 2009	58.08%	3,057	2.17%	0.94%	2.85%	92.99%
Year Ended October 31, 2008	(60.03)%	2,031	1.84%	0.79%	2.06%	104.15%
Year Ended October 31, 2007	81.85%	1,819	1.98%	0.16%	1.98%	70.09%
Year Ended October 31, 2006	32.65%	456	1.84%	(0.01)%	1.94%	141.70%

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.32	$0.07	$1.22	$1.29	$(0.09)	$—	$—	$(0.09)	$—	$10.52
Year Ended October 31, 2009	8.15	0.08	1.16	1.24	(0.07)	—	—	(0.07)	—	9.32
Year Ended October 31, 2008	16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	—	8.15
Year Ended October 31, 2007	15.68	0.22	1.55	1.77	(0.18)	(0.67)	—	(0.85)	0.01	16.61
Year Ended October 31, 2006	13.41	0.16	2.92	3.08	(0.20)	(0.62)	—	(0.82)	0.01	15.68
Class B Shares
Year Ended October 31, 2010(f)	9.08	0.02	1.19	1.21	(0.04)	—	—	(0.04)	—	10.25
Year Ended October 31, 2009	7.95	0.04	1.13	1.17	(0.04)	—	—	(0.04)	—	9.08
Year Ended October 31, 2008	16.27	0.12	(7.04)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	—	7.95
Year Ended October 31, 2007	15.37	0.17	1.44	1.61	(0.05)	(0.67)	—	(0.72)	0.01	16.27
Year Ended October 31, 2006	13.17	0.05	2.87	2.92	(0.11)	(0.62)	—	(0.73)	0.01	15.37
Class C Shares
Year Ended October 31, 2010(f)	9.07	0.02	1.19	1.21	(0.04)	—	—	(0.04)	—	10.24
Year Ended October 31, 2009	7.94	0.04	1.12	1.16	(0.03)	—	—	(0.03)	—	9.07
Year Ended October 31, 2008	16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	—	7.94
Year Ended October 31, 2007	15.36	0.14	1.48	1.62	(0.06)	(0.67)	—	(0.73)	0.01	16.26
Year Ended October 31, 2006	13.16	0.06	2.86	2.92	(0.11)	(0.62)	—	(0.73)	0.01	15.36
Class R Shares
Year Ended October 31, 2010(f)	9.14	0.06	1.19	1.25	(0.08)	—	—	(0.08)	—	10.31
Year Ended October 31, 2009	8.00	0.07	1.14	1.21	(0.07)	—	—	(0.07)	—	9.14
Year Ended October 31, 2008	16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	—	8.00
Year Ended October 31, 2007	15.40	0.19	1.50	1.69	(0.10)	(0.67)	—	(0.77)	0.01	16.33
Year Ended October 31, 2006	13.19	0.14	2.86	3.00	(0.18)	(0.62)	—	(0.80)	0.01	15.40
Institutional Service Class Shares
Period from July 19, 2010 through October 31, 2010(f)(g)	9.22	(0.06)	1.49	1.43	(0.05)	—	—	(0.05)	—	10.60
Period from November 1, 2009 through April 22, 2010(f)(g)	9.40	0.04	0.81	0.85	(0.01)	—	—	(0.01)	—	10.24
Year Ended October 31, 2009	8.21	0.38	0.91	1.29	(0.10)	—	—	(0.10)	—	9.40
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	—	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	—	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	—	(0.85)	0.01	15.77
Institutional Class Shares
Year Ended October 31, 2010(f)	9.39	0.10	1.24	1.34	(0.12)	—	—	(0.12)	—	10.61
Year Ended October 31, 2009	8.21	0.12	1.16	1.28	(0.10)	—	—	(0.10)	—	9.39
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	—	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	—	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	—	(0.85)	0.01	15.77

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—“ are $0 or round to $0

Aberdeen Global Financial Services Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	13.94%	$20,929	1.56%	0.78%	1.84%	55.27%
Year Ended October 31, 2009	15.60%	$27,653	1.58%	1.08%	2.11%	55.49%
Year Ended October 31, 2008	(45.62)%	$28,317	1.56%	1.83%	1.68%	121.39%
Year Ended October 31, 2007	11.73%	$25,266	1.50%	1.34%	1.50%	167.95%
Year Ended October 31, 2006	23.87%	$21,752	1.52%	1.01%	1.53%	195.16%
Class B Shares
Year Ended October 31, 2010(f)	13.36%	785	2.19%	0.16%	2.47%	55.27%
Year Ended October 31, 2009	14.84%	919	2.19%	0.47%	2.73%	55.49%
Year Ended October 31, 2008	(45.99)%	994	2.27%	1.05%	2.37%	121.39%
Year Ended October 31, 2007	10.88%	1,764	2.18%	0.69%	2.18%	167.95%
Year Ended October 31, 2006	22.98%	2,993	2.25%	0.33%	2.25%	195.16%
Class C Shares
Year Ended October 31, 2010(f)	13.37%	2,880	2.19%	0.17%	2.47%	55.27%
Year Ended October 31, 2009	14.81%	3,468	2.19%	0.55%	2.74%	55.49%
Year Ended October 31, 2008	(45.99)%	4,918	2.26%	1.10%	2.38%	121.39%
Year Ended October 31, 2007	10.96%	4,414	2.18%	0.68%	2.19%	167.95%
Year Ended October 31, 2006	23.03%	5,514	2.24%	0.37%	2.24%	195.16%
Class R Shares
Year Ended October 31, 2010(f)	13.79%	280	1.72%	0.67%	2.01%	55.27%
Year Ended October 31, 2009	15.38%	216	1.61%	0.85%	2.13%	55.49%
Year Ended October 31, 2008	(45.66)%	97	1.76%	1.39%	1.89%	121.39%
Year Ended October 31, 2007	11.39%	101	1.82%	1.40%	1.83%	167.95%
Year Ended October 31, 2006	23.59%	79	1.78%	1.00%	1.78%	195.16%
Institutional Service Class Shares
Period from July 19, 2010 through October 31, 2010(f)(g)	15.50%	1	1.19%	(2.16)%	1.63%	55.27%
Period from November 1, 2009 through April 22, 2010(f)(g)	9.04%	65	1.19%	0.92%	1.42%	55.27%
Year Ended October 31, 2009	16.11%	59	1.17%	2.19%	1.80%	55.49%
Year Ended October 31, 2008	(45.45)%	966	1.28%	2.01%	1.37%	121.39%
Year Ended October 31, 2007	12.03%	1,727	1.19%	1.58%	1.20%	167.95%
Year Ended October 31, 2006	24.19%	1,496	1.27%	1.32%	1.27%	195.16%
Institutional Class Shares
Year Ended October 31, 2010(f)	14.45%	9,964	1.19%	1.07%	1.47%	55.27%
Year Ended October 31, 2009	15.99%	12,655	1.19%	1.59%	1.75%	55.49%
Year Ended October 31, 2008	(45.45)%	16,305	1.27%	2.04%	1.37%	121.39%
Year Ended October 31, 2007	12.03%	26,653	1.20%	1.56%	1.21%	167.95%
Year Ended October 31, 2006	24.19%	19,768	1.24%	1.31%	1.25%	195.16%

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares

(f)            Net investment income (loss) is based on average shares outstanding during the period.

(g)   There were no shareholders in the class for the period from April 23, 2010 through July 18, 2010. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$11.37	$0.21	$1.66	$1.87	$(0.22)	$—	$—	$(0.22)	$13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	—	—	(0.17)	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	—	(0.53)	18.87
Year Ended October 31, 2006	9.69	0.02	3.68	3.70	(0.04)	—	—	(0.04)	13.35
Class B Shares
Year Ended October 31, 2010(f)	10.78	0.12	1.56	1.68	(0.16)	—	—	(0.16)	12.30
Year Ended October 31, 2009(f)	8.88	0.11	1.91	2.02	(0.12)	—	—	(0.12)	10.78
Year Ended October 31, 2008	18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	8.88
Year Ended October 31, 2007	12.83	(0.08)	5.76	5.68	—	(0.50)	—	(0.50)	18.01
Year Ended October 31, 2006	9.35	(0.08)	3.57	3.49	(0.01)	—	—	(0.01)	12.83
Class C Shares
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	—	—	(0.16)	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	—	—	(0.11)	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	—	(0.50)	—	(0.50)	18.10
Year Ended October 31, 2006	9.40	(0.02)	3.54	3.52	(0.02)	—	—	(0.02)	12.90
Class R Shares
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	—	—	(0.21)	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	—	—	(0.16)	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	9.02
Year Ended October 31, 2007	12.95	—	5.82	5.82	(0.03)	(0.50)	—	(0.53)	18.24
Year Ended October 31, 2006	9.41	(0.04)	3.61	3.57	(0.03)	—	—	(0.03)	12.95
Institutional Service Class Shares
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	—	—	(0.25)	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	—	—	(0.21)	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	—	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.02	3.77	3.79	(0.05)	—	—	(0.05)	13.55
Institutional Class Shares
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	—	—	(0.23)	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	—	—	(0.21)	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	—	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.03	3.76	3.79	(0.05)	—	—	(0.05)	13.55

(a)          Not annualized for periods less than one year.

(b)         Excludes sales charge.

(c)          Annualized for periods less than one year.

Amounts listed as “—“ are $0 or round to $0

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	16.73%	$140,052	1.57%	1.73%	1.58%	22.61%
Year Ended October 31, 2009(f)	23.64%	146,312	1.59%	1.95%	1.87%	135.26%
Year Ended October 31, 2008	(48.64)%	179,247	1.48%	0.86%	1.55%	138.64%
Year Ended October 31, 2007	46.74%	163,800	1.57%	0.21%	1.57%	135.54%
Year Ended October 31, 2006	38.22%	26,565	1.69%	(0.04)%	1.70%	175.91%
Class B Shares
Year Ended October 31, 2010(f)	15.79%	5,286	2.24%	1.05%	2.25%	22.61%
Year Ended October 31, 2009(f)	22.93%	5,531	2.24%	1.29%	2.51%	135.26%
Year Ended October 31, 2008	(49.04)%	6,671	2.17%	0.13%	2.26%	138.64%
Year Ended October 31, 2007	45.69%	8,792	2.23%	(0.47)%	2.23%	135.54%
Year Ended October 31, 2006	37.37%	6,031	2.41%	(0.80)%	2.42%	175.91%
Class C Shares
Year Ended October 31, 2010(f)	15.88%	35,944	2.24%	1.06%	2.25%	22.61%
Year Ended October 31, 2009(f)	22.91%	37,587	2.24%	1.30%	2.52%	135.26%
Year Ended October 31, 2008	(49.02)%	44,374	2.19%	0.11%	2.25%	138.64%
Year Ended October 31, 2007	45.59%	61,851	2.26%	(0.46)%	2.26%	135.54%
Year Ended October 31, 2006	37.49%	9,566	2.40%	(0.62)%	2.40%	175.91%
Class R Shares
Year Ended October 31, 2010(f)	16.39%	10,195	1.74%	1.55%	1.75%	22.61%
Year Ended October 31, 2009(f)	23.49%	10,209	1.75%	0.66%	1.86%	135.26%
Year Ended October 31, 2008	(48.79)%	720	1.71%	0.58%	1.78%	138.64%
Year Ended October 31, 2007	46.37%	725	1.80%	(0.17)%	1.80%	135.54%
Year Ended October 31, 2006	38.01%	2	1.94%	(0.38)%	1.96%	175.91%
Institutional Service Class Shares
Year Ended October 31, 2010(f)	16.91%	211,007	1.36%	1.98%	1.36%	22.61%
Year Ended October 31, 2009(f)	24.04%	163,396	1.28%	1.23%	1.39%	135.26%
Year Ended October 31, 2008	(48.54)%	11,548	1.18%	1.09%	1.34%	138.64%
Year Ended October 31, 2007	47.13%	7,256	1.24%	0.47%	1.24%	135.54%
Year Ended October 31, 2006	38.76%	4,589	1.41%	0.17%	1.42%	175.91%
Institutional Class Shares
Year Ended October 31, 2010(f)	16.97%	12,669	1.24%	2.41%	1.23%	22.61%
Year Ended October 31, 2009(f)	24.22%	9,484	1.24%	2.47%	1.51%	135.26%
Year Ended October 31, 2008	(48.48)%	7,809	1.17%	1.09%	1.28%	138.64%
Year Ended October 31, 2007	47.13%	9,125	1.24%	0.54%	1.24%	135.54%
Year Ended October 31, 2006	38.76%	3,742	1.41%	0.22%	1.42%	175.91%

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.82	$0.16	$1.19	$1.35	$(0.17)	$—	$(0.17)	$—	$11.00
Year Ended October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	—	(0.15)	—	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	—	8.54
Year Ended October 31, 2007	11.62	—	3.77	3.77	(0.03)	—	(0.03)	0.01	15.37
Year Ended October 31, 2006	9.25	0.04	2.38	2.42	(0.05)	—	(0.05)	—	11.62
Class B Shares
Year Ended October 31, 2010(f)	9.35	0.09	1.14	1.23	(0.12)	—	(0.12)	—	10.46
Year Ended October 31, 2009(f)	8.15	0.10	1.20	1.30	(0.10)	—	(0.10)	—	9.35
Year Ended October 31, 2008	14.72	(0.05)	(6.52)	(6.57)	—	—	—	—	8.15
Year Ended October 31, 2007	11.18	(0.07)	3.60	3.53	—	—	—	0.01	14.72
Year Ended October 31, 2006	8.94	(0.02)	2.27	2.25	(0.01)	—	(0.01)	—	11.18
Class C Shares
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	—	(0.11)	—	10.50
Year Ended October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	—	(0.10)	—	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	—	—	—	—	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	—	—	—	0.01	14.78
Year Ended October 31, 2006	8.97	(0.01)	2.28	2.27	(0.02)	—	(0.02)	—	11.22
Class R Shares
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	—	(0.16)	—	10.65
Year Ended October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	—	(0.13)	—	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	—	8.27
Year Ended October 31, 2007	11.30	—	3.62	3.62	(0.02)	—	(0.02)	0.01	14.91
Year Ended October 31, 2006	9.02	0.01	2.31	2.32	(0.04)	—	(0.04)	—	11.30
Institutional Class Shares
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	—	(0.20)	—	11.01
Period from July 1, 2009 through October 31, 2009(f)(g)	8.38	0.03	1.44	1.47	(0.03)	—	(0.03)	—	9.82
Period from November 1, 2008 through April 22, 2009(f)(g)	8.67	0.09	(1.31)	(1.22)	(0.05)	—	(0.05)	—	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	—	8.67
Year Ended October 31, 2007	11.78	0.03	3.84	3.87	(0.05)	—	(0.05)	0.01	15.61
Year Ended October 31, 2006	9.37	0.07	2.40	2.47	(0.06)	—	(0.06)	—	11.78

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	13.97%	$27,691	1.61%	1.56%	1.96%	23.44%
Year Ended October 31, 2009(f)	17.13%	29,014	1.64%	1.88%	2.58%	155.38%
Year Ended October 31, 2008	(44.28)%	28,598	1.52%	0.36%	1.71%	241.73%
Year Ended October 31, 2007	32.61%	61,525	1.58%	0.02%	1.58%	257.25%
Year Ended October 31, 2006	26.22%	41,219	1.62%	0.42%	1.68%	298.51%
Class B Shares
Year Ended October 31, 2010(f)	13.25%	823	2.32%	0.92%	2.67%	23.44%
Year Ended October 31, 2009(f)	16.18%	937	2.32%	1.22%	3.26%	155.38%
Year Ended October 31, 2008	(44.63)%	1,009	2.26%	(0.39)%	2.45%	241.73%
Year Ended October 31, 2007	31.66%	2,209	2.32%	(0.79)%	2.32%	257.25%
Year Ended October 31, 2006	25.22%	806	2.33%	(0.24)%	2.40%	298.51%
Class C Shares
Year Ended October 31, 2010(f)	13.17%	3,017	2.32%	0.85%	2.67%	23.44%
Year Ended October 31, 2009(f)	16.35%	3,880	2.32%	1.22%	3.25%	155.38%
Year Ended October 31, 2008	(44.72)%	5,218	2.25%	(0.40)%	2.38%	241.73%
Year Ended October 31, 2007	31.73%	21,935	2.32%	(0.80)%	2.32%	257.25%
Year Ended October 31, 2006	25.19%	3,795	2.32%	(0.26)%	2.40%	298.51%
Class R Shares
Year Ended October 31, 2010(f)	13.82%	838	1.82%	1.46%	2.18%	23.44%
Year Ended October 31, 2009(f)	16.88%	714	1.83%	1.68%	2.78%	155.38%
Year Ended October 31, 2008	(44.42)%	762	1.77%	0.15%	2.00%	241.73%
Year Ended October 31, 2007	32.16%	1,048	1.84%	(0.70)%	1.85%	257.25%
Year Ended October 31, 2006	25.78%	2	1.92%	0.11%	1.98%	298.51%
Institutional Class Shares
Year Ended October 31, 2010(f)	14.35%	3,925	1.32%	1.30%	1.69%	23.44%
Period from July 1, 2009 through October 31, 2009(f)(g)	17.49%	1	1.32%	1.01%	2.19%	155.38%
Period from November 1, 2008 through April 22, 2009(f)(g)	(14.05)	—	1.32%	2.60%	2.25%	155.38%
Year Ended October 31, 2008	(44.16)%	1	1.26%	0.62%	1.42%	241.73%
Year Ended October 31, 2007	33.01%	2	1.32%	0.26%	1.32%	257.25%
Year Ended October 31, 2006	26.49%	2	1.32%	0.72%	1.42%	298.51%

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

(g)         There were no shareholders in the class for the period from April 23, 2009 though June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.77	$0.18	$0.86	$1.04	$(0.19)	$—	$(0.19)	$10.62
Year Ended October 31, 2009(f)	8.66	0.21	1.11	1.32	(0.21)	—	(0.21)	9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Year Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	—	(0.24)	10.51
Class B Shares
Year Ended October 31, 2010(f)	9.72	0.09	0.86	0.95	(0.13)	—	(0.13)	10.54
Year Ended October 31, 2009(f)	8.62	0.14	1.11	1.25	(0.15)	—	(0.15)	9.72
Year Ended October 31, 2008	10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	8.62
Year Ended October 31, 2007(g)	10.00	0.20	0.48	0.68	(0.21)	—	(0.21)	10.47
Class C Shares
Year Ended October 31, 2010(f)	9.71	0.09	0.87	0.96	(0.13)	—	(0.13)	10.54
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	—	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Year Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	—	(0.21)	10.48
Institutional Class Shares
Year Ended October 31, 2010(f)	9.77	0.19	0.87	1.06	(0.22)	—	(0.22)	10.61
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	—	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Year Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	—	(0.26)	10.52

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

Aberdeen Optimal Allocations Fund: Defensive (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	10.72%	$1,809	0.53%	1.79%	1.76%	36.34%
Year Ended October 31, 2009(f)	15.50%	5,123	0.52%	2.37%	2.19%	61.98%
Year Ended October 31, 2008	(13.32)%	4,001	0.55%	3.07%	1.78%	44.82%
Year Ended October 31, 2007(g)	7.67%	893	0.51%	3.04%	3.38%	15.52%
Class B Shares
Year Ended October 31, 2010(f)	9.88%	970	1.25%	0.94%	2.51%	36.34%
Year Ended October 31, 2009(f)	14.64%	725	1.25%	1.57%	2.98%	61.98%
Year Ended October 31, 2008	(13.95)%	641	1.28%	2.30%	2.45%	44.82%
Year Ended October 31, 2007(g)	6.96%	189	1.25%	2.35%	4.64%	15.52%
Class C Shares
Year Ended October 31, 2010(f)	9.95%	6,203	1.25%	0.95%	2.58%	36.34%
Year Ended October 31, 2009(f)	14.66%	5,458	1.25%	1.60%	2.94%	61.98%
Year Ended October 31, 2008	(13.98)%	5,121	1.28%	2.25%	2.59%	44.82%
Year Ended October 31, 2007(g)	7.03%	498	1.25%	2.36%	4.39%	15.52%
Institutional Class Shares
Year Ended October 31, 2010(f)	10.95%	139	0.25%	1.89%	0.79%	36.34%
Year Ended October 31, 2009(f)	15.76%	42	0.25%	2.74%	2.20%	61.98%
Year Ended October 31, 2008	(13.20)%	938	0.40%	3.46%	1.18%	44.82%
Year Ended October 31, 2007(g)	7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Net investment income (loss) is based on average shares outstanding during the period.

(g)         For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$10.20	$0.18	$1.21	$1.39	$(0.17)	$—	$—	$(0.17)	$11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	—	—	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	—	(0.56)	13.03
Year Ended October 31, 2006	11.04	0.31	1.12	1.43	(0.51)	(0.11)	—	(0.62)	11.85
Class B Shares
Year Ended October 31, 2010(f)	10.02	0.09	1.21	1.30	(0.10)	—	—	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.37	1.47	(0.10)	—	—	(0.10)	10.02
Year Ended October 31, 2008	12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	8.65
Year Ended October 31, 2007(f)	11.71	0.16	1.46	1.62	(0.31)	(0.18)	—	(0.49)	12.84
Year Ended October 31, 2006	10.93	0.22	1.11	1.33	(0.44)	(0.11)	—	(0.55)	11.71
Class C Shares
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	—	—	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	—	—	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	—	(0.49)	12.85
Year Ended October 31, 2006	10.93	0.32	1.02	1.34	(0.44)	(0.11)	—	(0.55)	11.72
Class R Shares
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	—	—	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	—	—	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	—	(0.50)	12.97
Year Ended October 31, 2006	11.02	0.20	1.20	1.40	(0.51)	(0.11)	—	(0.62)	11.80
Institutional Class Shares
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	—	—	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	—	—	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	—	(0.58)	13.03
Year Ended October 31, 2006	11.04	0.18	1.29	1.47	(0.54)	(0.11)	—	(0.65)	11.86

(a)          Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

Amounts listed as “—“ are $0 or round to $0

Aberdeen Optimal Allocations Fund: Moderate (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	13.74%	$12,744	0.51%	1.66%	0.88%	41.21%
Year Ended October 31, 2009	18.18%	16,547	0.50%	1.87%	1.11%	32.11%
Year Ended October 31, 2008	(24.18)%	14,082	0.48%	2.33%	0.81%	53.11%
Year Ended October 31, 2007(f)	15.11%	11,248	0.49%	2.02%	0.75%	70.87%
Year Ended October 31, 2006	13.38%	9,797	0.52%	1.87%	0.79%	34.82%
Class B Shares
Year Ended October 31, 2010(f)	13.04%	2,050	1.25%	0.85%	1.62%	41.21%
Year Ended October 31, 2009	17.13%	2,375	1.25%	1.13%	1.86%	32.11%
Year Ended October 31, 2008	(24.72)%	2,375	1.22%	1.65%	1.53%	53.11%
Year Ended October 31, 2007(f)	14.24%	3,435	1.23%	1.29%	1.49%	70.87%
Year Ended October 31, 2006	12.59%	2,630	1.25%	1.20%	1.54%	34.82%
Class C Shares
Year Ended October 31, 2010(f)	12.94%	25,853	1.25%	0.86%	1.61%	41.21%
Year Ended October 31, 2009	17.23%	27,321	1.25%	1.12%	1.87%	32.11%
Year Ended October 31, 2008	(24.76)%	29,025	1.22%	1.58%	1.55%	53.11%
Year Ended October 31, 2007(f)	14.24%	29,557	1.23%	1.30%	1.49%	70.87%
Year Ended October 31, 2006	12.59%	19,027	1.25%	1.25%	1.54%	34.82%
Class R Shares
Year Ended October 31, 2010(f)	13.51%	1,205	0.78%	0.97%	1.15%	41.21%
Year Ended October 31, 2009	17.87%	184	0.70%	1.26%	1.15%	32.11%
Year Ended October 31, 2008	(24.37)%	62	0.70%	2.57%	1.01%	53.11%
Year Ended October 31, 2007(f)	14.58%	122	0.78%	1.75%	1.05%	70.87%
Year Ended October 31, 2006	13.15%	1	0.72%	1.63%	0.75%	34.82%
Institutional Class Shares
Year Ended October 31, 2010(f)	14.03%	1,447	0.25%	1.58%	0.54%	41.21%
Year Ended October 31, 2009	18.36%	180	0.25%	1.98%	0.79%	32.11%
Year Ended October 31, 2008	(23.97)%	18	0.22%	1.65%	0.79%	53.11%
Year Ended October 31, 2007(f)	15.24%	1	0.25%	2.15%	0.63%	70.87%
Year Ended October 31, 2006	13.74%	1	0.25%	1.58%	0.58%	34.82%

(d)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)    Net investment income (loss) is based on average shares outstanding during the period.

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.50	$0.12	$1.37	$1.49	$(0.11)	$—	$—	$(0.11)	$10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	—	—	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	—	(0.60)	13.84
Year Ended October 31, 2006	11.21	0.39	1.32	1.71	(0.56)	(0.15)	—	(0.71)	12.21
Class B Shares
Year Ended October 31, 2010(f)	9.37	0.05	1.36	1.41	(0.05)	—	—	(0.05)	10.73
Year Ended October 31, 2009(f)	8.05	0.05	1.32	1.37	(0.05)	—	—	(0.05)	9.37
Year Ended October 31, 2008	13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.05
Year Ended October 31, 2007(f)	12.11	0.07	2.04	2.11	(0.30)	(0.23)	—	(0.53)	13.69
Year Ended October 31, 2006	11.16	0.27	1.33	1.60	(0.50)	(0.15)	—	(0.65)	12.11
Class C Shares
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	—	—	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	—	—	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	—	(0.53)	13.68
Year Ended October 31, 2006	11.14	0.34	1.27	1.61	(0.50)	(0.15)	—	(0.65)	12.10
Class R Shares
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	—	—	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	—	—	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	—	(0.54)	13.79
Year Ended October 31, 2006	11.21	0.13	1.54	1.67	(0.55)	(0.15)	—	(0.70)	12.18
Institutional Class Shares
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	—	—	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	—	—	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	—	—	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	—	(0.62)	13.88
Year Ended October 31, 2006	11.23	0.12	1.62	1.74	(0.58)	(0.15)	—	(0.73)	12.24

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	15.81%	$12,684	0.53%	1.15%	0.99%	56.29%
Year Ended October 31, 2009(f)	18.07%	11,500	0.52%	1.32%	1.42%	27.48%
Year Ended October 31, 2008	(31.82)%	10,154	0.48%	1.46%	0.89%	44.74%
Year Ended October 31, 2007(f)	18.88%	15,799	0.49%	1.27%	0.76%	63.01%
Year Ended October 31, 2006	15.79%	11,525	0.52%	1.05%	0.85%	32.64%
Class B Shares
Year Ended October 31, 2010(f)	15.12%	2,852	1.25%	0.49%	1.71%	56.29%
Year Ended October 31, 2009(f)	17.08%	3,056	1.25%	0.60%	2.17%	27.48%
Year Ended October 31, 2008	(32.30)%	3,238	1.22%	0.70%	1.64%	44.74%
Year Ended October 31, 2007(f)	17.99%	4,437	1.23%	0.55%	1.50%	63.01%
Year Ended October 31, 2006	14.91%	3,016	1.25%	0.42%	1.59%	32.64%
Class C Shares
Year Ended October 31, 2010(f)	15.03%	17,300	1.25%	0.48%	1.71%	56.29%
Year Ended October 31, 2009(f)	17.25%	15,594	1.25%	0.61%	2.16%	27.48%
Year Ended October 31, 2008	(32.32)%	16,045	1.22%	0.70%	1.64%	44.74%
Year Ended October 31, 2007(f)	18.00%	22,259	1.23%	0.56%	1.50%	63.01%
Year Ended October 31, 2006	14.95%	14,907	1.25%	0.41%	1.59%	32.64%
Class R Shares
Year Ended October 31, 2010(f)	15.68%	18	0.75%	0.89%	1.22%	56.29%
Year Ended October 31, 2009(f)	17.92%	10	0.70%	1.56%	1.60%	27.48%
Year Ended October 31, 2008	(32.16)%	48	0.76%	0.76%	1.49%	44.74%
Year Ended October 31, 2007(f)	18.22%	2	0.97%	2.57%	1.32%	63.01%
Year Ended October 31, 2006	15.55%	1	0.72%	0.85%	0.87%	32.64%
Institutional Class Shares
Year Ended October 31, 2010(f)	16.18%	2	0.25%	1.46%	0.70%	56.29%
Period from July 29, 2009 through October 31, 2009(f)(g)	6.55%	2	0.25%	0.97%	1.10%	27.48%
Period from November 1, 2008 through April 22, 2009(f)(g)	(5.19)%	—	0.25%	1.54%	1.19%	27.48%
Year Ended October 31, 2008	(31.69)%	1	0.21%	1.75%	0.55%	44.74%
Year Ended October 31, 2007(f)	19.15%	1	0.25%	1.47%	0.67%	63.01%
Year Ended October 31, 2006	16.05%	1	0.25%	1.05%	0.71%	32.64%

(e)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)    Net investment income (loss) is based on average shares outstanding during the period.

(g)   There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$8.97	$0.09	$1.43	$1.52	$(0.09)	$—	$—	$(0.09)	$10.40
Year Ended October 31, 2009	7.74	0.07	1.22	1.29	(0.06)	—	—	(0.06)	8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	—	(0.72)	14.26
Year Ended October 31, 2006	11.33	0.27	1.67	1.94	(0.60)	(0.16)	—	(0.76)	12.51
Class B Shares
Year Ended October 31, 2010(f)	8.74	0.03	1.38	1.41	(0.03)	—	—	(0.03)	10.12
Year Ended October 31, 2009	7.56	0.02	1.19	1.21	(0.03)	—	—	(0.03)	8.74
Year Ended October 31, 2008(f)	13.96	—	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.56
Year Ended October 31, 2007(f)	12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	—	(0.69)	13.96
Year Ended October 31, 2006	11.23	0.29	1.55	1.84	(0.59)	(0.16)	—	(0.75)	12.32
Class C Shares
Year Ended October 31, 2010(f)	8.73	0.03	1.39	1.42	(0.03)	—	—	(0.03)	10.12
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	—	—	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	—	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	—	(0.69)	13.95
Year Ended October 31, 2006	11.22	0.37	1.46	1.83	(0.58)	(0.16)	—	(0.74)	12.31
Class R Shares
Year Ended October 31, 2010(f)	8.84	0.07	1.40	1.47	(0.06)	—	—	(0.06)	10.25
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	—	—	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	—	(0.72)	14.11
Year Ended October 31, 2006	11.31	0.03	1.86	1.89	(0.60)	(0.16)	—	(0.76)	12.44

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—“ are $0 or round to $0

Aberdeen Optimal Allocations Fund: Growth (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	17.05%	$5,175	0.55%	0.96%	1.49%	54.10%
Year Ended October 31, 2009	16.90%	3,702	0.55%	0.97%	2.65%	25.59%
Year Ended October 31, 2008(f)	(37.43)%	3,550	0.50%	0.66%	1.21%	67.06%
Year Ended October 31, 2007(f)	20.67%	6,159	0.50%	0.66%	1.05%	48.43%
Year Ended October 31, 2006	17.79%	3,999	0.51%	0.17%	1.32%	47.77%
Class B Shares
Year Ended October 31, 2010(f)	16.17%	925	1.25%	0.33%	2.19%	54.10%
Year Ended October 31, 2009	16.04%	1,002	1.25%	0.28%	3.37%	25.59%
Year Ended October 31, 2008(f)	(37.86)%	955	1.25%	(0.08)%	1.95%	67.06%
Year Ended October 31, 2007(f)	19.74%	1,660	1.23%	(0.06)%	1.79%	48.43%
Year Ended October 31, 2006	16.94%	715	1.25%	(0.50)%	2.06%	47.77%
Class C Shares
Year Ended October 31, 2010(f)	16.33%	5,494	1.25%	0.31%	2.19%	54.10%
Year Ended October 31, 2009	16.02%	5,707	1.25%	0.29%	3.36%	25.59%
Year Ended October 31, 2008(f)	(37.89)%	6,163	1.25%	(0.09)%	1.95%	67.06%
Year Ended October 31, 2007(f)	19.74%	11,332	1.24%	(0.08)%	1.78%	48.43%
Year Ended October 31, 2006	16.91%	6,652	1.25%	(0.51)%	2.05%	47.77%
Class R Shares
Year Ended October 31, 2010(f)	16.73%	24	0.93%	0.69%	1.86%	54.10%
Year Ended October 31, 2009	16.50%	5	0.75%	0.69%	3.00%	25.59%
Year Ended October 31, 2008(f)	(37.58)%	1	0.70%	0.64%	1.19%	67.06%
Year Ended October 31, 2007(f)	20.13%	287	0.78%	0.46%	1.34%	48.43%
Year Ended October 31, 2006	17.43%	1	0.74%	(0.06)%	1.47%	47.77%

(e)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)    Net investment income (loss) is based on average shares outstanding during the period.

Aberdeen Optimal Allocation Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.89	$0.13	$1.42	$1.55	$(0.12)	$—	$(0.01)	$(0.13)	$11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	—	—	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	—	(0.60)	15.37
Year Ended October 31, 2006	11.53	0.37	1.92	2.29	(0.48)	(0.13)	—	(0.61)	13.21
Class B Shares
Year Ended October 31, 2010(f)	9.67	0.04	1.40	1.44	(0.05)	—	(0.01)	(0.06)	11.05
Year Ended October 31, 2009	8.29	0.01	1.39	1.40	(0.02)	—	—	(0.02)	9.67
Year Ended October 31, 2008	15.11	0.03	(5.20)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.29
Year Ended October 31, 2007(f)	13.06	—	2.61	2.61	(0.42)	(0.14)	—	(0.56)	15.11
Year Ended October 31, 2006	11.46	0.28	1.90	2.18	(0.45)	(0.13)	—	(0.58)	13.06
Class C Shares
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	—	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	—	—	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	—	2.61	2.61	(0.42)	(0.14)	—	(0.56)	15.10
Year Ended October 31, 2006	11.45	0.27	1.91	2.18	(0.45)	(0.13)	—	(0.58)	13.05
Class R Shares
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	—	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	—	—	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	—	(0.57)	15.32
Year Ended October 31, 2006	11.54	0.48	1.78	2.26	(0.48)	(0.13)	—	(0.61)	13.19
Institutional Class Shares
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	—	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	—	—	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	—	(0.61)	15.45
Year Ended October 31, 2006	11.56	0.04	2.30	2.34	(0.50)	(0.13)	—	(0.63)	13.27

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0

Aberdeen Optimal Allocation Fund: Specialty (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	15.73%	$7,919	0.51%	1.21%	1.02%	60.00%
Year Ended October 31, 2009	17.87%	11,911	0.48%	1.04%	1.39%	7.39%
Year Ended October 31, 2008	(37.55)%	18,574	0.46%	0.71%	0.75%	46.75%
Year Ended October 31, 2007(f)	21.56%	42,188	0.49%	0.73%	0.62%	24.54%
Year Ended October 31, 2006	20.48%	24,363	0.51%	0.43%	0.74%	13.76%
Class B Shares
Year Ended October 31, 2010(f)	14.92%	3,340	1.25%	0.43%	1.76%	60.00%
Year Ended October 31, 2009	16.96%	3,757	1.25%	0.21%	2.15%	7.39%
Year Ended October 31, 2008	(37.97)%	4,240	1.21%	(0.07)%	1.51%	46.75%
Year Ended October 31, 2007(f)	20.64%	7,561	1.23%	(0.01)%	1.37%	24.54%
Year Ended October 31, 2006	19.67%	3,714	1.25%	(0.23)%	1.48%	13.76%
Class C Shares
Year Ended October 31, 2010(f)	14.84%	23,495	1.25%	0.42%	1.76%	60.00%
Year Ended October 31, 2009	16.94%	26,250	1.25%	0.24%	2.16%	7.39%
Year Ended October 31, 2008	(38.00)%	34,491	1.21%	(0.06)%	1.51%	46.75%
Year Ended October 31, 2007(f)	20.65%	67,323	1.23%	0.01%	1.37%	24.54%
Year Ended October 31, 2006	19.59%	35,182	1.25%	(0.24)%	1.48%	13.76%
Class R Shares
Year Ended October 31, 2010(f)	15.43%	400	0.75%	0.91%	1.26%	60.00%
Year Ended October 31, 2009	17.65%	383	0.71%	0.73%	1.60%	7.39%
Year Ended October 31, 2008	(37.69)%	382	0.71%	0.41%	1.03%	46.75%
Year Ended October 31, 2007(f)	21.14%	479	0.75%	0.57%	0.92%	24.54%
Year Ended October 31, 2006	20.23%	78	0.85%	0.15%	1.07%	13.76%
Institutional Class Shares
Year Ended October 31, 2010(f)	15.90%	3,200	0.25%	1.13%	0.76%	60.00%
Year Ended October 31, 2009	18.24%	74	0.25%	1.08%	1.07%	7.39%
Year Ended October 31, 2008	(37.37)%	3	0.22%	0.32%	0.80%	46.75%
Year Ended October 31, 2007(f)	21.77%	1	0.25%	0.95%	0.54%	24.54%
Year Ended October 31, 2006	20.84%	1	0.25%	0.29%	0.56%	13.76%

(d)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)    Net investment income (loss) is based on average shares outstanding during the period.

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended October 31, 2010(g)	$10.36	$0.37	$0.86	$1.23	$(0.15)	$—	$—	$(0.15)	$11.44
Institutional Class Shares
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	—	—	(0.15)	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	—	—	(0.32)	(0.32)	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	7.94
Period Ended October 31, 2007(h)	10.00	0.22	0.18	0.40	(0.17)	—	—	(0.17)	10.23

(a)          Net investment income is based on average shares outstanding during the period.

(b)         Excludes sales charge.

(c)          Not annualized for periods less than one year.

(d)         Annualized for periods less than one year.

Amounts listed as “–“ are $0 or round to $0

Aberdeen Asia Bond Institutional Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Institutional Service Class Shares
Period Ended October 31, 2010(g)	12.20%	$1,654	0.65%	4.02%	0.80%	42.77%
Institutional Class Shares
Year Ended October 31, 2010	15.55%	536,080	0.65%	3.88%	0.71%	42.77%
Year Ended October 31, 2009	30.73%	253,573	0.65%	4.10%	0.68%	83.54%
Year Ended October 31, 2008	(19.87)%	278,400	0.61%	4.22%	0.61%	96.00%
Period Ended October 31, 2007(h)	4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)          During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)         For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

(h)         For the period from May 1, 2007 (commencement of operations) through October 31, 2007.

Aberdeen Asia-Pacific (ex-Japan) International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000’s)
Institutional Service Class Shares
Period Ended October 31, 2010(g)	$10.00	$0.21	$1.60	$1.81	$11.81	18.10%	$2,989
Institutional Class Shares
Period Ended October 31, 2010(g)	10.00	0.23	1.59	1.82	11.82	18.20%	351,085

(a)          Net investment income is based on average shares outstanding during the period.

(b)         Excludes sales charge.

(c)          Not annualized for periods less than one year.

(d)         Annualized for periods less than one year.

Aberdeen Asia-Pacific (ex-Japan) International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d) (e)	Portfolio Turnover (f)
Institutional Service Class Shares
Period Ended October 31, 2010(g)	1.23%	1.94%	1.76%	1.15%
Institutional Class Shares
Period Ended October 31, 2010(g)	1.24%	2.23%	1.30%	1.15%

(e)          During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)         For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

Aberdeen Emerging Markets Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended October 31, 2010(g)	$11.65	$0.08	$2.78	$2.86	$(0.22)	$—	$(0.22)	$14.29
Institutional Class Shares
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	—	(0.22)	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	6.80
Period Ended October 31, 2007(h)	10.00	0.07	2.60	2.67	—	—	—	12.67

(a)          Net investment income is based on average shares outstanding during the period.

(b)         Excludes sales charge.

(c)          Not annualized for periods less than one year.

(d)         Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0

Aberdeen Emerging Markets Institutional Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Institutional Service Class Shares
Period Ended October 31, 2010(g)	25.04%	$145,837	0.95%	0.65%	1.04%	1.03%
Institutional Class Shares
Year Ended October 31, 2010	33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
Year Ended October 31, 2009	65.59%	982,836	0.95%	1.90%	1.14%	9.00%
Year Ended October 31, 2008	(44.80)%	189,074	0.95%	1.80%	1.19%	13.00%
Period Ended October 31, 2007(h)	26.70%	227,686	0.95%	1.29%	1.26%	4.00%

(e)          During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)         For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

(h)         For the period from May 11, 2007 (commencement of operations) through October 31, 2007.

Aberdeen International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares(f)(g)
Period Ended October 31, 2010(h)	$11.32	$0.05	$1.18	$1.23	$—	$—	$—	$—	$12.55
Year Ended July 31, 2010(i)	10.86	0.03	0.45	0.48	(0.02)	—	—	(0.02)	11.32
Year Ended July 31, 2009(i)	19.21	0.10	(5.42)	(5.32)	(0.03)	(2.98)	(0.02)	(3.03)	10.86
Year Ended July 31, 2008(i)	22.75	0.20	(2.06)	(1.86)	(0.20)	(1.48)	—	(1.68)	19.21
Year Ended July 31, 2007(i)	18.12	0.18	4.65	4.83	(0.20)	—	—	(0.20)	22.75
Year Ended July 31, 2006(i)	15.01	0.12	3.12	3.24	(0.13)	—	—	(0.13)	18.12
Institutional Class Shares(f)(j)
Period Ended October 31, 2010(h)	11.32	0.06	1.17	1.23	—	—	—	—	12.55
Year Ended July 31, 2010(i)	10.87	0.07	0.44	0.51	(0.06)	—	—	(0.06)	11.32
Year Ended July 31, 2009(i)	19.08	0.11	(5.25)	(5.14)	(0.07)	(2.98)	(0.02)	(3.07)	10.87
Year Ended July 31, 2008(i)	22.55	0.29	(2.04)	(1.75)	(0.24)	(1.48)	—	(1.72)	19.08
Year Ended July 31, 2007(i)	17.97	0.21	4.61	4.82	(0.24)	—	—	(0.24)	22.55
Year Ended July 31, 2006(i)	14.88	0.15	3.10	3.25	(0.16)	—	—	(0.16)	17.97

(a)          Net investment income is based on average shares outstanding during the period.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “-” are $0 or round to $0

Aberdeen International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares(f)(g)
Period Ended October 31, 2010(h)	10.96%	$1,052	0.98%	1.85%	1.04%	2.10%
Year Ended July 31, 2010(i)	4.47%	970	1.79%	0.21%	2.01%	128.99%
Year Ended July 31, 2009(i)	(22.32)%	1,248	1.83%	0.88%	2.08%	50.99%
Year Ended July 31, 2008(i)	(9.03)%	1,644	1.35%	1.10%	1.60%	52.32%
Year Ended July 31, 2007(i)	26.68%	1,221	1.35%	0.86%	1.60%	47.50%
Year Ended July 31, 2006(i)	21.65%	999	1.48%	0.68%	1.90%	46.18%
Institutional Class Shares(f)(j)
Period Ended October 31, 2010(h)	10.96%	168,422	0.95%	1.94%	1.00%	2.10%
Year Ended July 31, 2010(i)	4.71%	131,928	1.43%	0.53%	1.53%	128.99%
Year Ended July 31, 2009(i)	(22.21)%	79,264	1.55%	1.01%	1.65%	50.99%
Year Ended July 31, 2008(i)	(8.80)%	182,692	1.10%	1.32%	1.20%	52.32%
Year Ended July 31, 2007(i)	26.90%	246,057	1.10%	1.07%	1.20%	47.50%
Year Ended July 31, 2006(i)	21.90%	209,798	1.23%	1.15%	1.39%	46.18%

(f)            Pacific Capital International Stock Fund, a series of Pacific Capital Funds, was reorganized into Aberdeen International Equity Institutional Fund on July 12, 2010.

(g)         Formerly Class A shares.

(h)         The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.

(i)             Historical net asset value and per share amounts have been restated to reflect conversion ratios in effect on the merger date of July 12, 2010.

(j)             Formerly Class Y shares.

Aberdeen Core Fixed Income Fund (formerly known as Aberdeen Core Income Fund)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares(f)
Period Ended October 31, 2010(g)	$11.44	$0.12	(h)	$0.14	$0.26	$(0.09)	$—	$(0.09)	$11.61
Year Ended July 31, 2010	10.99	0.41	(h)	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009	10.70	0.44	(h)	0.28	0.72	(0.43)	—	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48		0.07	0.55	(0.47)	—	(0.47)	10.70
Year Ended July 31, 2007	10.61	0.50		—	0.50	(0.49)	—	(0.49)	10.62
Year Ended July 31, 2006	11.02	0.44		(0.41)	0.03	(0.44)	—	(0.44)	10.61
Class C Shares(f)
Period Ended October 31, 2010(g)	11.42	0.09	(h)	0.13	0.22	(0.07)	—	(0.07)	11.57
Year Ended July 31, 2010	10.97	0.31	(h)	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009	10.67	0.36	(h)	0.29	0.65	(0.35)	—	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40		0.06	0.46	(0.39)	—	(0.39)	10.67
Year Ended July 31, 2007	10.59	0.42		—	0.42	(0.41)	—	(0.41)	10.60
Year Ended July 31, 2006	11.00	0.36		(0.41)	(0.05)	(0.36)	—	(0.36)	10.59
Institutional Service Class Shares(f)
Period Ended October 31, 2010(g)	11.47	0.13	(h)	0.12	0.25	(0.11)	—	(0.11)	11.61
Period Ended July 31, 2010(i)	11.40	0.02	(h)	0.07	0.09	(0.02)	—	(0.02)	11.47
Institutional Class Shares(f)(j)
Period Ended October 31, 2010(g)	11.51	0.13	(h)	0.13	0.26	(0.10)	—	(0.10)	11.67
Year Ended July 31, 2010	11.05	0.41	(h)	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009	10.76	0.47	(h)	0.28	0.75	(0.46)	—	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51		0.07	0.58	(0.50)	—	(0.50)	10.76
Year Ended July 31, 2007	10.67	0.53		—	0.53	(0.52)	—	(0.52)	10.68
Year Ended July 31, 2006	11.09	0.47		(0.42)	0.05	(0.47)	—	(0.47)	10.67

(a)          Excludes sales charge.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—“ are $0 or round to $0

Aberdeen Core Fixed Income Fund (formerly known as Aberdeen Core Income Fund) (concluded)

		Ratios/Supplemental Data
	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares(f)
Period Ended October 31, 2010(g)	2.31%	$2,985	0.72%		4.19%	0.72%	166.80%
Year Ended July 31, 2010	7.81%	3,085	1.07%		3.38%	1.35%	84.40%
Year Ended July 31, 2009	6.93%	3,356	1.01%		4.10%	1.31%	46.98%
Year Ended July 31, 2008	5.21%	3,259	0.94%		4.42%	1.24%	65.72%
Year Ended July 31, 2007	4.75%	3,115	0.93%		4.67%	1.23%	66.38%
Year Ended July 31, 2006	0.29%	3,689	0.96%		4.06%	1.45%	85.53%
Class C Shares(f)
Period Ended October 31, 2010(g)	2.04%	17	1.47%		3.25%	1.47%	166.80%
Year Ended July 31, 2010	7.03%	10	1.80%		2.78%	1.95%	84.40%
Year Ended July 31, 2009	6.24%	462	1.76%		3.36%	1.91%	46.98%
Year Ended July 31, 2008	4.34%	860	1.69%		3.67%	1.84%	65.72%
Year Ended July 31, 2007	3.98%	964	1.68%		3.90%	1.83%	66.38%
Year Ended July 31, 2006	(0.45)%	1,322	1.71%		3.34%	1.92%	85.53%
Institutional Service Class Shares(f)
Period Ended October 31, 2010(g)	2.32%	1	0.39%		4.58%	0.39%	166.80%
Period Ended July 31, 2010(i)	0.79%	1	0.33%		3.31%	0.38%	84.40%
Institutional Class Shares(f)(j)
Period Ended October 31, 2010(g)	2.28%	182,775	0.47	%(i)	4.43%	0.47%	166.80%
Year Ended July 31, 2010	8.12%	196,885	0.76	%(i)	3.64%	0.90%	84.40%
Year Ended July 31, 2009	7.15%	198,268	0.76	%(i)	4.32%	0.91%	46.98%
Year Ended July 31, 2008	5.44%	278,815	0.69	%(i)	4.64%	0.84%	65.72%
Year Ended July 31, 2007	4.98%	308,116	0.68	%(i)	4.88%	0.83%	66.38%
Year Ended July 31, 2006	0.45%	287,360	0.71	%(i)	4.30%	0.92%	85.53%

(e)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)            Pacific Capital High Grade Core Fixed Income Fund was reorganized into Aberdeen Core Income Fund on July 12, 2010. Information presented for the periods prior to July 12, 2010, reflects the Core Income Predecessor Fund information.

(g)         The Fund changed its fiscal year end from July 31 to October 31. Information presented is for the period from August 1, 2010 to October 31, 2010.

(h)         Net investment income (loss) is based on average shares outstanding during the period.

(i)             For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

(j)             Formerly Class Y shares of the Core Income Predecessor Fund.

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010	$10.42	$0.23	$0.53	$0.76	$(0.29)	$(0.29)	$10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	10.27
Year Ended October 31, 2006	9.57	0.27	0.12	0.39	(0.18)	(0.18)	9.78
Class C Shares
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	10.25
Year Ended October 31, 2006	9.57	0.20	0.11	0.31	(0.11)	(0.11)	9.77
Institutional Service Class Shares(g)
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	10.90
Year Ended October 31, 2009	9.09	0.29	1.76	2.04	(0.69)	(0.69)	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	10.27
Year Ended October 31, 2006	9.58	0.30	0.11	0.41	(0.20)	(0.20)	9.79
Institutional Class Shares
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	10.91
Period Ended October 31, 2009(h)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	10.45

(a)          Net investment income (loss) is based on average shares outstanding during the period.

(b)         Excludes sales charge.

(c)          Not annualized for periods less than one year.

(d)         Annualized for periods less than one year.

Amounts listed as “—“ are $0 or round to $0

Aberdeen Global Fixed Income Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2010	7.53%	$4,053	1.20%	2.22%	1.69%	256.30%
Year Ended October 31, 2009	23.12%	3,827	1.23%	2.69%	2.04%	186.07%
Year Ended October 31, 2008	(6.63)%	3,986	1.20%	3.17%	2.00%	62.00%
Year Ended October 31, 2007	7.42%	5,120	1.20%	3.13%	1.90%	138.00%
Year Ended October 31, 2006	4.13%	6,188	1.20%	2.82%	1.86%	79.00%
Class C Shares
Year Ended October 31, 2010	6.76%	1,237	1.95%	1.44%	2.45%	256.30%
Year Ended October 31, 2009	22.17%	916	1.95%	1.95%	2.76%	186.07%
Year Ended October 31, 2008	(7.25)%	667	1.95%	2.42%	2.75%	62.00%
Year Ended October 31, 2007	6.53%	637	1.95%	2.38%	2.65%	138.00%
Year Ended October 31, 2006	3.27%	772	1.95%	2.07%	2.61%	79.00%
Institutional Service Class Shares(g)
Year Ended October 31, 2010	7.66%	36,649	0.95%	2.47%	1.44%	256.30%
Year Ended October 31, 2009	23.42%	40,289	0.95%	3.01%	1.77%	186.07%
Year Ended October 31, 2008	(6.29)%	42,034	0.95%	3.42%	1.74%	62.00%
Year Ended October 31, 2007	7.57%	57,151	0.95%	3.37%	1.65%	138.00%
Year Ended October 31, 2006	4.38%	81,638	0.95%	3.07%	1.61%	79.00%
Institutional Class Shares
Year Ended October 31, 2010	7.64%	26	0.95%	2.29%	1.47%	256.30%
Period Ended October 31, 2009(h)	7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)          During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)         Formerly the Common Class shares of the Global Fixed Income Predecessor Fund.

(h)         For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2010	$15.73	$0.16	$5.78	$5.94	$—	$—	$—	$21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	—	(0.19)	13.16
Year Ended October 31, 2007	23.19	0.15	2.68	2.83	—	—	—	26.02
Year Ended October 31, 2006	19.94	(0.08)	3.33	3.25	—	—	—	23.19
Class C Shares
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	—	—	—	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	—	—	—	12.57
Year Ended October 31, 2007	22.31	(0.06)	2.59	2.53	—	—	—	24.84
Year Ended October 31, 2006	19.32	(0.23)	3.22	2.99	—	—	—	22.31
Class R Shares(h)
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	—	—	—	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	—	(0.12)	12.76
Year Ended October 31, 2007	22.54	0.05	2.64	2.69	—	—	—	25.23
Year Ended October 31, 2006	19.43	(0.14)	3.25	3.11	—	—	—	22.54
Institutional Service Class Shares
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	—	—	—	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	—	—	—	15.74
Institutional Class Shares
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	—	—	—	21.69
Period Ended October 31, 2009(j)	13.91	—	1.84	1.84	—	—	—	15.75

(a)          Net investment income (loss) is based on average shares outstanding during the period.

(b)         Excludes sales charge.

(c)          Not annualized for periods less than one year.

(d)         Annualized for periods less than one year.

(e)          During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

Aberdeen Global Small Cap Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratios of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares(g)
Year Ended October 31, 2010	37.76%	$55,746	1.55%	0.88%	2.35%	36.05%
Year Ended October 31, 2009	20.80%	46,225	1.55%	(0.09)%	2.60%	184.14%
Year Ended October 31, 2008	(49.01)%	15,101	1.56%	0.37%	2.57%	139.00%
Year Ended October 31, 2007	12.20%	37,316	1.65%	0.58%	2.21%	98.00%
Year Ended October 31, 2006	16.30%	42,613	1.65%	(0.35)%	2.16%	82.00%
Class C Shares
Year Ended October 31, 2010	36.74%	171	2.30%	0.13%	3.09%	36.05%
Year Ended October 31, 2009	19.96%	179	2.30%	(0.66)%	3.67%	184.14%
Year Ended October 31, 2008	(49.40)%	184	2.31%	(0.41)%	3.33%	139.00%
Year Ended October 31, 2007	11.34%	502	2.40%	(0.24)%	2.96%	98.00%
Year Ended October 31, 2006	15.48%	742	2.40%	(1.10)%	2.91%	82.00%
Class R Shares(h)
Year Ended October 31, 2010	37.48%	153	1.80%	0.50%	2.60%	36.05%
Year Ended October 31, 2009	20.45%	127	1.82%	(0.16)%	3.37%	184.14%
Year Ended October 31, 2008	(49.14)%	224	1.81%	0.11%	2.90%	139.00%
Year Ended October 31, 2007	11.93%	841	1.90%	0.23%	2.46%	98.00%
Year Ended October 31, 2006	16.01%	1,440	1.90%	(0.60)%	2.41%	82.00%
Institutional Service Class Shares
Year Ended October 31, 2010	38.06%	1	1.30%	1.13%	2.02%	36.05%
Period Ended October 31, 2009(i)	(3.02)%	1	1.42%	(0.38)%	1.45%	184.14%
Institutional Class Shares
Year Ended October 31, 2010	37.78%	25	1.30%	1.09%	2.15%	36.05%
Period Ended October 31, 2009(j)	13.23%	1	1.35%	(0.07)%	1.96%	184.14%

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)         Formerly the Common Class Shares.

(h)         Formerly the Advisor Class Shares.

(i)             For the period from September 16, 2009 (commencement of operations) to October 31, 2009.

(j)             For the period from July 20, 2009 (commencement of operations) to October 31, 2009.

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(d)	$10.06	$0.39	$0.27	$0.66	$(0.35)	$—	$(0.35)	$10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	—	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Year Ended October 31, 2006	10.49	0.43	0.01	0.44	(0.43)	—	(0.43)	10.50
Class B Shares
Year Ended October 31, 2010(d)	10.06	0.30	0.28	0.58	(0.27)	—	(0.27)	10.37
Year Ended October 31, 2009	9.38	0.31	0.68	0.99	(0.31)	—	(0.31)	10.06
Year Ended October 31, 2008	10.22	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.38
Year Ended October 31, 2007	10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.22
Year Ended October 31, 2006	10.48	0.35	0.02	0.37	(0.35)	—	(0.35)	10.50
Class C Shares
Year Ended October 31, 2010(d)	10.04	0.30	0.27	0.57	(0.27)	—	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	—	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Year Ended October 31, 2006	10.46	0.35	0.02	0.37	(0.35)	—	(0.35)	10.48
Class D Shares
Year Ended October 31, 2010(d)	10.06	0.41	0.27	0.68	(0.37)	—	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	—	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23
Year Ended October 31, 2006	10.48	0.46	0.02	0.48	(0.46)	—	(0.46)	10.50

(a)          Excludes sales charge.

(b)         During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)         Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0

Aberdeen Tax-Free Income Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2010(d)	6.64%	$9,879	0.93%	3.43%	0.94%	15.29%
Year Ended October 31, 2009	11.55%	9,023	0.92%	3.93%	1.11%	39.66%
Year Ended October 31, 2008	(3.22)%	7,707	0.96%	4.10%	1.02%	8.07%
Year Ended October 31, 2007	1.72%	8,251	0.93%	4.13%	0.93%	39.25%
Year Ended October 31, 2006	4.30%	8,714	0.95%	4.12%	0.95%	1.91%
Class B Shares
Year Ended October 31, 2010(d)	5.85%	848	1.68%	2.68%	1.69%	15.29%
Year Ended October 31, 2009	10.71%	987	1.68%	3.18%	1.87%	39.66%
Year Ended October 31, 2008	(3.84)%	887	1.70%	3.38%	1.78%	8.07%
Year Ended October 31, 2007	0.87%	668	1.68%	3.38%	1.68%	39.25%
Year Ended October 31, 2006	3.52%	792	1.70%	3.37%	1.70%	1.91%
Class C Shares
Year Ended October 31, 2010(d)	5.77%	2,854	1.68%	2.70%	1.69%	15.29%
Year Ended October 31, 2009	10.74%	3,900	1.68%	3.17%	1.87%	39.66%
Year Ended October 31, 2008	(3.85)%	3,012	1.70%	3.40%	1.79%	8.07%
Year Ended October 31, 2007	0.87%	1,470	1.68%	3.38%	1.68%	39.25%
Year Ended October 31, 2006	3.53%	1,207	1.70%	3.38%	1.70%	1.91%
Class D Shares
Year Ended October 31, 2010(d)	6.91%	110,180	0.68%	3.68%	0.69%	15.29%
Year Ended October 31, 2009	11.81%	110,362	0.68%	4.19%	0.88%	39.66%
Year Ended October 31, 2008	(2.96)%	108,236	0.70%	4.37%	0.76%	8.07%
Year Ended October 31, 2007	1.97%	127,774	0.68%	4.37%	0.68%	39.25%
Year Ended October 31, 2006	4.56%	145,553	0.70%	4.37%	0.70%	1.91%

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•                  Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds

3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeen-asset.us.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about each Fund, including the SAI from the SEC

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov;

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

ABERDEEN FUNDS

PROSPECTUS

February 28, 2011

Aberdeen Emerging Markets Debt Local Currency Fund

Class A — ADLAX • Class C — ADLCX • Class R — AECRX • Institutional Class — AEDSX • Institutional Service Class — AEDIX

Aberdeen Global High Yield Bond Fund

Class A — AYDAX • Class C — AYDCX • Class R — AYDRX • Institutional Class — AYDSX • Institutional Service Class — AYDIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary – Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Objective

The Aberdeen Emerging Markets Debt Local Currency Fund (the “Emerging Markets Debt Local Currency Fund” or the “Fund”) seeks long-term total return. Total return includes all aspects of return, including dividends, interest and share price appreciation/depreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Debt Local Currency Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 26 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales - Waiver of Class A Sales Charges” and “Reduction of Sales Charges” sections on pages 89-90 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.31%	0.28%	0.32%	0.28%	0.40%
Total Annual Fund Operating Expenses	1.36%	2.08%	1.62%	1.08%	1.20%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.18%	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.18%	1.90%	1.44%	0.90%	1.02%

(1)	The “Annual Fund Operating Expenses” are based on anticipated fees and expenses payable by the Fund for the current fiscal year.

(2)

Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all Classes of the Fund at least through the first year of operations. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before the end of the Fund’s first year of operations.

1

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Debt Local Currency Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$540	$821
Class C shares	$293	$635
Class R shares	$147	$494
Institutional Class shares	$92	$326
Institutional Service Class shares	$104	$363

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$193	$635

Portfolio Turnover

The Emerging Markets Debt Local Currency Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Debt Local Currency Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities that are denominated in the currency of or economically linked to an emerging market country and which are issued by: (a) government related bodies of emerging market countries; and/or (b) corporations that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, or (iii) alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries.  An emerging market country is any country determined by the adviser or sub-adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

The portfolio management team will focus on the entire emerging markets local debt universe, investing in conventional and index-linked bonds, interest rates swaps, foreign exchange, conventional bonds and inflation-linked sovereign and quasi-sovereign bonds. The Fund may invest in both investment-grade and high yield securities. The Fund may invest in securities of any maturity.

The portfolio management team will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. They will assess both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the fund as a whole, and then construct a diversified, risk-controlled portfolio of instruments.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund.  Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps (“CDS”) (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps.  CDS may be used to adjust the Fund’s exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers.  CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.   The base currency of the Fund is US Dollars.  Performance may be strongly influenced by movements in currency rates because the Fund may have exposure to a particular currency that is different to the value of the securities denominated in that currency held by the Fund.  Currency swaps and forwards are primarily used to manage the Fund’s currency exposure and interest rate swaps are primarily used to manage the Fund’s interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy previously noted, the derivative would be included in the 80% minimum.  For additional information regarding derivatives, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

2

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Emerging Markets Debt Local Currency Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Emerging Markets Debt Local Currency Fund may be required to invest the proceeds in securities with lower yields.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Non-Hedging Foreign Currency Trading Risk — the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long”

3

and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

Performance information is not available for the Emerging Markets Debt Local Currency Fund because it is new. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Debt Local Currency Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Investment Services Limited as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser or Subadviser of Fund Since
James Carver	Portfolio Manager	2005
Kevin Daly	Portfolio Manager	2007
Brett Diment	Head of Emerging Market Debt	2005
Edwin Gutierrez	Portfolio Manager	2005
Max Wolman	Portfolio Manager	2001

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A AND CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary

4

income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

5

Aberdeen Global High Yield Bond Fund

Objective

The Aberdeen Global High Yield Bond Fund (the “Global High Yield Bond Fund” or the “Fund”) seeks total return. Total return includes all aspects of return, including dividends, interest and share price appreciation/depreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global High Yield Bond Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 26 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales - Waiver of Class A Sales Charges” and “Reduction of Sales Charges” sections on pages 89-90 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.31%	0.28%	0.32%	0.28%	0.40%
Total Annual Fund Operating Expenses	1.21%	1.93%	1.47%	0.93%	1.05%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.18%	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.03%	1.75%	1.29%	0.75%	0.87%

(1)	The “Annual Fund Operating Expenses” are based on anticipated fees and expenses payable by the Fund for the current fiscal year.

(2)

Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”)have entered into a written contract limiting operating expenses to 0.75% for all Classes of the Fund at least through the Fund’s first year of operations. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before the end of the Fund’s first year of operations.

6

Example

This Example is intended to help you compare the cost of investing in the Global High Yield Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global High Yield Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$526	$776
Class C shares	$278	$589
Class R shares	$131	$448
Institutional Class shares	$77	$279
Institutional Service Class shares	$89	$316

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$178	$589

Portfolio Turnover

The Global High Yield Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in bonds that are below investment grade (rated below “BBB-” by Standard & Poor’s or Fitch Ratings, below “Baa3” by Moody’s Investor Services or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the portfolio managers to be of comparable quality) at the time of investment.  In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. For purposes of the 80% policy, bonds include, but are not limited to, corporate debt securities, bank loans, convertible securities, and asset backed securities, including commercial and residential mortgages.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.

Under normal market conditions, the Fund will invest in securities from at least three countries.  The Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Fund’s adviser in which case the Fund would invest at least 30%) in bonds of issuers organized or having their principal place of business outside the United States.

The Fund primarily invests in corporate debt securities, but is not limited to these securities. The Fund may also invest in bank loans, convertible securities, and asset backed securities, including commercial and residential mortgages. The Fund’s investments may be of any credit quality, and may include securities not paying interest currently and securities in default following purchase.

7

Under normal conditions, the Fund may hold up to 10% of its net assets in cash and cash equivalents. However, the Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events in which case up to 100% of the Fund’s net assets may be held in ancillary liquid assets including short—term debt and debt-related securities listed or traded on an eligible market or OTC market.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund.  Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps (“CDS”) (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps.  CDS may be used to adjust the Fund’s exposure to the global high yield bond sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers.  CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.  Currency swaps and forwards are primarily used to manage the Fund’s currency exposure and interest rate swaps are primarily used to manage the Fund’s interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy previously noted, the derivative would be included in the 80% minimum.  For additional information regarding derivatives, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Global High Yield Bond Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Global High Yield Bond Fund may be required to invest the proceeds in securities with lower yields.

Foreign Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Selection Risk — the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Asset-Backed Securities — Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

8

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Non-Hedging Foreign Currency Trading Risk — the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Prepayment Risk — as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Extension Risk — principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Portfolio Turnover — the Fund is anticipated to have a portfolio turnover rate exceeding 100% per year. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Mortgage-Related Securities Risk — the Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Liquidity Risk — the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.

If the value of the Fund’s investments goes down, you may lose money.

9

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus. The Global High Yield Bond Fund cannot guarantee that it will achieve its investment objective.

Performance

Performance information is not available for the Global High Yield Bond Fund because it is new. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global High Yield Bond Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited as subadvisers to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser or Subadviser of Fund Since
Christopher Gagnier	Head of U.S. Fixed Income	2005
Keith Bachman	Senior Portfolio Manager	2007
Stephen Hargreaves	Portfolio Manager	2009
Brett Diment	Head of Emerging Market Debt	2005
Scott Bennett	Head of Asian Credit	2005

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A AND CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

10

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.Additional Information about Principal Strategies

11

Fund Details

Additional Information about Principal Strategies

For the Emerging Markets Debt Local Currency Fund, a fundamental top-down analysis is the foundation of the Adviser’s and Subadviser’s investment process.  The portfolio management team follows a disciplined investment process that applies daily information flow into investment recommendations, portfolio construction, and risk management. The process is designed to seek to highlight total return opportunities across all emerging debt markets.

The Global High Yield Bond Fund portfolio management team utilizes a unique best ideas strategy that seeks to target high total return with a strong focus on asset value and downside risk controls. The Adviser and Subadvisers identify securities that are believed likely to provide strong outperformance opportunities with limited downside. Portfolio positions are sized according to risk metrics to seek to minimize the possible performance impact from any single default.

Additional Information about Investments, Investment Techniques and Risks

The Funds may invest in certain additional investments and may be subject to various risks.  The table below indicates the additional investments which each Fund may invest in and the risks to which each Fund is subject.

	Emerging Markets Debt Local Currency Fund	Global High Yield Bond Fund
Asset-Backed Securities		•
Convertible Securities		•
Credit Risk	•	•
Derivatives	•	•
Derivatives Risk (including Options, Futures and Swaps)	•	•
Emerging Markets Risk	•
Event Risk	•	•
Extension Risk	•	•
Floating- and Variable-Rate Securities	•	•
Foreign Securities Risk	•	•
Futures and Options on Futures	•	•
High-Yield Bonds and Other Lower-Rated Securities	•	•
Impact of Sub-Prime Mortgage Market		•
Inflation Risk	•	•
Interest Rate Risk	•	•
Investment-Grade Debt Securities	•	•
Liquidity Risk	•	•
Market Risk	•	•
Mortgage-Backed Securities		•
Non-Hedging Foreign Currency Trading Risk	•	•
Options	•	•

12

	Emerging Markets Debt Local Currency Fund	Global High Yield Bond Fund
Portfolio Turnover		•
Prepayment Risk		•
Recent Market Events Risk	•	•
Regulatory Risk	•	•
Repurchase Agreements		•
Restricted and Other Illiquid Securities	•	•
Selection Risk	•	•
Sovereign Debt Risk	•	•
Structured Instruments	•	•
Swaps	•	•
Temporary Investments	•	•
Valuation Risk	•	•
When-Issued Securities and Forward Commitments	•	•
Zero Coupon Bonds	•	•

13

Asset-Backed Securities — The Global High-Yield Bond Fund may invest in asset-backed securities.  Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because a Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Derivatives — The Funds may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks.  In general these financial instruments include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.  The Funds may enter into transactions which include, but are not limited to interest rate, equity, index and government bond futures; purchasing and writing call and put options on securities, securities indices, government bond futures, and interest rate futures; and entering into credit and credit-default, interest rate and inflation swaps.

14

Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i)             to manage a Fund’s interest rate, credit and currency exposure;

(ii)          as a substitute for taking a position in the underlying asset (where a Fund’s adviser or sub-adviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);

(iii)       to gain an exposure to the composition and performance of a particular index; and

(iv)      to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, the Funds may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions.

Without limiting the generality of the foregoing, a Fund’s adviser or sub-adviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies).  The base currency of each Fund is US Dollars.  Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund.  Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s adviser or sub-adviser, this is believed to be appropriate.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt a Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•            the other party to the derivatives contract may fail to fulfill its obligations;

•            their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•            a Fund may suffer disproportionately heavy losses relative to the amount invested; and

•            changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation are not yet known and may not be known for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Emerging Markets Risk —The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the

15

past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Floating- and Variable-Rate Securities - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                  higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Futures and Options on Futures — The Funds may utilize futures and options on futures. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.

High-Yield Bonds and Other Lower-Rated Securities — A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  A Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

Impact of Sub-Prime Mortgage Market — The Global High-Yield Bond Fund may invest in

16

mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Inflation Risk — Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation.  The income produced by these securities is worth less when prices for goods and services rise.  To compensate for this loss of purchasing power, the securities trade at lower prices.  Inflation also reduces the purchasing power of any income you receive from a Fund.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Investment-grade debt securities — The Funds may invest in investment-grade debt securities. Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor’s or Moody’s rating services, and unrated securities of comparable quality.

Liquidity Risk - The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mortgage-Backed Securities — The Global High-Yield Bond Fund may invest in mortgage-backed securities. These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain

17

types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The Global High-Yield Bond Fund generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Fund may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Fund may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMOs”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

Non-Hedging Foreign Currency Trading Risk — A Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser or subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s or subadviser’s expectations may produce significant losses to the Fund.

Options — The Funds may purchase and write both put and call options for hedging or speculative purposes. Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

Portfolio Turnover — A higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces a Fund or Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities.  If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Recent Market Events Risk — The equity and debt capital markets in the United States and internationally recently experienced a financial crisis that caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities.  In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

18

Regulatory Risk - Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses.  On February 11, 2011, the Commodity Futures Trading Commission (“CFTC”) published a rule proposal that would limit the Fund’s ability to use futures in reliance on certain CFTC exemptions.  If the new rule is adopted as proposed, the amended CFTC exemption would limit the Fund’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Fund.  If the Fund could not satisfy the requirements for the amended exemption, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools.  Other potentially adverse regulatory initiatives could develop.

Repurchase Agreements — The Global High-Yield Bond Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Restricted and other illiquid securities — The Funds may invest in restricted and other illiquid securities. These securities generally have restrictions on trading or may not be actively traded. Restricted and illiquid securities may include private placements.

Selection Risk — The investment team may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Sovereign Debt Risk — Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. A Fund may have limited recourse to compel payment in the event of a default.

Structured Instruments — The Funds may invest in structured investments. Structured investments include swaps, structured securities and other instruments that allow a Fund to gain access to the performance of a benchmark asset (such as an index or selected bonds) that may be more attractive or accessible than the Fund’s direct investment.

Swaps — The Funds may invest in swaps. A swap is a contract between a Fund and another party in which the parties agree to exchange streams of payments based on certain benchmarks. For example, a Fund may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more bonds) where the Fund’s direct investment is restricted. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. The use of interest rate swaps, credit swaps, currency swaps, options on swaps and other swap transactions, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Temporary Investments — If a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                  short-term U.S. government securities;

•                  certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                  prime quality commercial paper;

•                  repurchase agreements covering any of the securities in which the Fund may invest directly;

•                  shares of money market funds; and

•                  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by certain Funds.

19

When-Issued Securities and Forward Commitments — The Funds may invest in when-issued securities and forward commitments. These instruments include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.

Zero Coupon Bonds — The Funds may invest in zero coupon bonds. These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption - Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets.  Therefore, each Fund is not subject to commodity pool operator registration and regulation under the CEA.

Portfolio Holdings Disclosure - Each Fund posts onto the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

20

Fund Management

Investment Adviser & Subadvisers

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2010, the Adviser had approximately $16.8 billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation, serves as the subadviser to the Global High Yield Bond Fund and Emerging Markets Debt Local Currency Fund. AAMISL’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.

Aberdeen Asset Management Asia Limited (“AAMAL”), a Singapore corporation, serves as the subadviser to the Global High Yield Bond Fund. AAMAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

The Adviser and AAMISL are responsible for the day-to-day management of the Emerging Markets Debt Local Currency Fund’s investments.  The Adviser, AAMISL and AAMAL are responsible for the day-to-day management of the Global High Yield Bond Fund’s investments.

The Adviser, AAMISL and AAMAL are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreements (if applicable) for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Management Fees

Each Fund pays the Adviser a management fee based on the Fund’s average daily net assets. The Adviser pays the subadviser(s) from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of average daily net assets of each Fund) are as follows:

Fund Assets	Management Fee
Emerging Markets Debt Local Currency Fund
On assets up to $500 million	0.80%
On assets of $500 million or more	0.75%

Global High Yield Bond Fund
On assets up to $500 million	0.65%
On assets of $500 million or more	0.60%

Portfolio Management

Emerging Markets Debt Local Currency Fund

The Fund is managed by a team of investment professionals.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

James Carver, Portfolio Manager (AAMISL)

James Carver is a portfolio manager on the fixed income currency desk, with additional responsibility for multi-asset alpha strategies. James joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. James held a similar role at Deutsche Asset Management which he joined in 2001. James graduated with an MSc from Oxford University and is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Kevin Daly, Portfolio Manager (AAMISL)

Kevin Daly is a portfolio manager on the emerging markets fixed income team. Kevin joined Aberdeen in 2007 having spent the previous ten years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a credit market analyst covering global emerging markets, and then in the sovereign ratings team as head of marketing and

21

origination. Kevin also participated in the sovereign ratings committee, and was one of the initial members of the emerging market council, formed to advise senior management on business and market developments in emerging markets. Kevin graduated with a BA in English Literature from the University of California Los Angeles.

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

Edwin Gutierrez, Portfolio Manager (AAMISL)

Edwin Gutierrez is a portfolio manager on the emerging markets debt desk. Edwin joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  Edwin held the same role since joining in Deutsche in 2000.  Previously, Edwin worked as an emerging debt portfolio manager at Invesco Asset Management and as a Latin American economist at LGT Asset Management. Edwin graduated with an MSc from Georgetown University.

Max Wolman, Portfolio Manager (AAMISL)

Max Wolman is a portfolio manager on the emerging markets debt desk, responsible for wider emerging debt analysis including external and corporate issuers. Max is a member of the emerging market debt investment committee and is also responsible for the daily implementation of the investment process. Max joined Aberdeen in 2001 from Liontrust Asset Management. Max graduated with a BA (Hons) in Business Management.

Global High Yield Bond Fund

The Fund is managed by a team of investment professionals.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Christopher Gagnier, Head of U.S. Fixed Income (AAMI)

Mr. Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Mr. Gagnier has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Mr. Gagnier is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Mr. Gagnier served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank. Mr. Gagnier has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Keith Bachman, Senior Portfolio Manager (AAMI)

Mr. Bachman is a senior portfolio manager for U.S. Fixed Income. Mr. Bachman joined the Adviser in 2007 with 17 years of experience as director of credit research at Stone Tower Capital, high yield analyst/portfolio manager at Deutsche Asset Management, high yield analyst/director of distressed investments at Oppenheimer Funds, high yield analyst at Merrill Lynch and bond analyst and fund accountant at T. Rowe Price. He has a B.A. from the University of Maryland Baltimore County and an M.B.A. from Columbia Business School.

Stephen Hargreaves, Portfolio Manager (AAMISL)

Stephen Hargreaves is a portfolio manager on the European high yield team. Stephen joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management, where he was responsible for running the European High Yield Products. Prior to that, Stephen worked at ISIS Asset Management plc where for six years he was a credit analyst responsible for high alpha generation, focusing on total return and structured investments. Stephen began his career in public accountancy and corporate finance specialising in UK Mid Cap companies. Stephen graduated with a BSc (Hons) in Business and Finance from the University of London.

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset

22

Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

Scott Bennett, Head of Asian Credit (AAMAL)

Scott Bennett is head of Asian credit on the Asian fixed income desk. Mr. Bennett joined Aberdeen in 2008 from ABN AMRO Bank where, from 2005 to 2007, he was a Director and a trader of fixed income instruments. Previously, from 2000 to 2005, Mr. Bennett worked for Citigroup as a Director in the Fixed Income Credit Department. Prior to that, he worked for Schroders in Bangkok (1996 - 1998) and New York City (1998 - 2000) as an associate in the investment banking department and as an associate in the Fixed Income Research Department, respectively. Mr. Bennett graduated with Bachelor Degree in Economics from the Johns Hopkins University and obtained a diploma in International Studies from the Paul H. Nitze School of Advanced International Studies in Bologna, Italy.

23

A Note About Share Classes

Each Fund offers five share classes — Class A, Class C, Class R, Institutional Class and Institutional Service Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                  which share classes are available to you;

•                  how long you expect to own your shares;

•                  how much you intend to invest;

•                  total costs and expenses associated with a particular share class; and

•                  whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features.

The table below provides a further comparison of Class A and Class C shares, which are available to all investors.

In addition to Class A and Class C shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

24

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 4.25% for Class A shares	The offering price of the shares include a front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Reduction and waivers of sales charges may be available.
Contingent deferred sales charge (CDSC)(1)
Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.

No conversion feature.

No maximum investment amount.
Annual service and/or 12b-1 fee of 0.25%

Administrative services fee of up to 0.25%

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00%
Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.
No administrative services fee
No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)

Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)	This limit was calculated based on a one-year holding period.

25

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commission as a Percentage of Offering Price
Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50%	3.63%	3.00%
$250,000 up to $500,000	2.50%	2.56%	2.00%
$500,000 up to $1 million	2.00%	2.04%	1.75%
$1 million or more	None	None	None **

*

The offering price of Class A Shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because a Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•                  A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can

26

add the value of any Class A, Class C or Class D shares (not all Aberdeen Funds offer Class D shares) in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A, Class C or Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Funds or the Funds’ distributor to waive sales charges;

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•                  any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund (Class D shares are offered by other Aberdeen Funds, but not these Funds) and Class A Shares are purchased instead;

•                  retirement plans;

•                  investment advisory clients of the Adviser’s affiliates;

•                  Aberdeen Funds will agree to exercise its discretion, as permitted in the Funds’ prospectuses, to waive redemption fees for Fee Based Discretionary platforms and certain Non-Discretionary platforms which have entered into agreements with the Funds; and

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 0.75% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

27

A shareholder may be subject to a CDSC if he or she did not pay an up front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of each Fund is described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such fees.  For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

28

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;

•                  profit sharing and money purchase pension plans;

•                  defined benefit plans;

•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Funds;

•                  retirement plans for which no third-party administrator receives compensation from the Funds;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered Investment advisers investing on behalf of institutions and high net worth individuals This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

29

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fee.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly.  As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries.Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.15%, flat fees or minimum aggregate fees of up to $50,000 annually. These amounts are subject to change at the discretion of Aberdeen. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

30

•                  the Funds’ distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds.  In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Act.  They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent.  Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary.  If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares.  The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders.  In these cases:

•                        A Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

•                        Financial intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

• make transactions;

• hear fund price information; and

• obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides

31

instructions on how to select a password and perform transactions. On the website, you can:

• download Fund prospectuses;

• obtain information on the Aberdeen Funds;

• access your account information; and

• request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                                          Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA” recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                                          The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                                          The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time.  In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.  To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed (except as described above). The New York Stock Exchange is closed on the following days:

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days when the New York Stock Exchange is closed.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

32

Buying Shares

Fund Transactions — Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.  The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.
** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds.  Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Funds or the Funds’ distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

33

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank.  The authorization will be in effect unless you give the Funds written notice of its termination.

•      if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•      your bank may charge a fee to wire funds.

•      the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application.  The authorization will be in effect unless you give the Funds written notice of its termination.

•      your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•      Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•      your financial institution may also charge a fee for receiving the wire.

•      funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

34

Fair Value Pricing

The Board has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be

35

redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

•                  Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000 ($1,000 for IRA Accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                  if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Moving Share Classes in the Same Fund

A financial intermediary may redeem shares in one class held on behalf of its customers and invest the proceeds in another class of the same fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary.  All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

36

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•                  is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for redemptions of shares of a Fund in any of the following instances:

•                  your account address has changed within the last 15 calendar days;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to any address other than the address of record; or

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in fund shares and other factors. A fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

37

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies.  A Fund also has sole discretion to:

•                  restrict purchases or exchanges that a Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•                  an exchange equaling 1% or more of a Fund’s NAV may be rejected and

•                  redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Buying Shares—Share Price”. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, certain Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such account within a designated holding period, the redemption fee is paid directly to the Fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•                  shares redeemed or exchanged under regularly scheduled withdrawal plans;

•                  shares purchased through reinvested dividends or capital gains;

•                  shares redeemed following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

•                  shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;

•                  shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction; or

•                  shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Fund is notified that the redemption fee has been waived.

38

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•                  broker wrap fee and other fee-based programs;

•                  qualified retirement plan accounts

•                  omnibus accounts where there is no capability to impose a redemption fee on underlying customers’ accounts;

•                  intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts; and

•                  certain discretionary and non-discretionary investment platforms as determined by the Fund.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

A Fund reserves the right to waive the redemption fee in its discretion where it believes such waivers in the best interests of the Fund.

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Global Natural Resources Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Emerging Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Global Equity Fund	2.00%	90
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	2.00%	90
Aberdeen Emerging Markets Institutional Fund	2.00%	90
Aberdeen International Equity Institutional Fund	2.00%	90
Aberdeen Global Small Cap Fund	2.00%	90
Aberdeen U.S. Equity Fund	2.00%	30
Aberdeen Asia Bond Institutional Fund	2.00%	30
Aberdeen Global Fixed Income Fund	2.00%	30
Aberdeen Core Fixed Income Fund	2.00%	15
Aberdeen Core Plus Income Fund	2.00%	15
Aberdeen Tax-Free Income Fund	2.00%	7
Aberdeen Emerging Markets Debt Local Currency Fund	2.00%	15
Aberdeen Global High Yield Bond Fund	2.00%	15

39

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Funds generally pay no federal income tax on the income and gains distributed to you. The amount of any distribution will vary, and there is no guarantee the Funds will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gains Distributions

The Emerging Markets Debt Local Currency Fund and Global High Yield Bond Fund each expect to declare and distribute its net investment income, if any, to shareholders as dividends quarterly.  Capital gains, if any, will be distributed at least annually. The Funds will distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                  distributions are taxable to you at either ordinary income or capital gains tax rates;

•                  distributions of short-term capital gains are taxable to you at ordinary income tax rates;

•                  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                  either none or only a small portion of the income dividends paid to you by the Fund will (i) in the case of individual shareholders with respect to Fund taxable years beginning before January 1, 2013 (sunset date), be qualified dividend income eligible for taxation at long-term capital gains tax rates provided certain holding period requirements are met by you and the Fund, or (ii) in the case of corporate shareholders, be eligible for the corporate dividend-received deduction subject to certain limitations. This is because the Funds invest primarily in fixed income securities that earn interest income; and

•                  distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099 to reflect reclassified information.

Distributions from a Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution or other dividend, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

40

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at a maximum rate of 15%, but the maximum rate is scheduled to increase to 20% for tax years beginning on or after January 1, 2013. Short-term capital gains are currently taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any.  However, notwithstanding such exemption from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

Additionally, beginning in 2013 a 30% withholding tax will be imposed on dividends and redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about Federal, state, local or foreign tax consequences before making an investment in the Funds.

41

Financial Highlights

Financial Highlights

Because the Funds are new, they have no financial history.

42

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•                  Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeen-asset.us.

Information From the Securities and Exchange Commission (SEC)

You can obtain information about each Fund, including the SAI from the SEC

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov;

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

ABERDEEN FUNDS

PROSPECTUS

February 28, 2011

Aberdeen Core Plus Income Fund

Class A — ACBAX • Class C — ACBCX • Class R — ACBRX • Institutional Class — ACBMX • Institutional Service Class — ACBDX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary - Aberdeen Core Plus Income Fund

Aberdeen Core Plus Income Fund

Objective

The Aberdeen Core Plus Income Fund (the “Core Plus Income Fund” or the “Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Core Plus Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 22 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales” - “Waiver of Class A Sales Charges” and “Reduction of Sales Charges” section on page 88-90 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.36%	0.31%	0.33%	0.31%	0.36%
Total Annual Fund Operating Expenses	0.94%	1.64%	1.16%	0.64%	0.69%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	0.14%	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.80%	1.50%	1.02%	0.50%	0.55%

(1)          The “Annual Fund Operating Expenses” are based on anticipated fees and expenses payable by the Fund for the current fiscal year.

(2)          Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.50% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

Example

This Example is intended to help you compare the cost of investing in the Core Plus Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Core Plus Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if

3

applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$503	$684
Class C shares	$253	$489
Class R shares	$104	$340
Institutional Class shares	$51	$176
Institutional Service Class shares	$56	$192

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$153	$489

Portfolio Turnover

The Core Plus Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Strategies

The Core Plus Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

•                  U.S. Government securities (including Treasury, agency and government sponsored enterprises),

•                  foreign government and agency, supranational, and quasi government obligations,

•                  residential mortgage-backed securities (MBS),

•                  commercial mortgage-backed securities (CMBS),

•                  asset-backed securities (ABS),

•                  municipal obligations,

•                  corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

•                  loan participations and assignments including revolving credit facilities,

•                  inflation-indexed securities,

•                  non-dollar denominated securities,

•                  U.S. dollar denominated securities of foreign issuers,

•                  cash equivalents including commercial paper, repurchase agreements, and other short term investments,

•                  private placements including securities issued under Rule 144A,

•                  structured securities,

•                  derivative instruments including futures, interest rate swaps, options and credit derivatives,

•                  securities issued by government and non-government entities in emerging market countries as determined by the Adviser, and

•                  currency forward contracts.

Up to 25% of total assets may be invested in securities that are rated below investment grade (“junk bonds”). Investment grade securities are those rated Baa/BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”), or if unrated, determined by the Adviser to be of comparable quality. The Core Plus Income Fund may invest in securities issued by sovereign and non-sovereign entities domiciled in emerging market countries as determined by the Adviser.

Exposure to non-dollar denominated fixed income instruments is limited to 25% of the market value of the Fund. Un-hedged exposure to foreign currencies generally will not exceed 10% of the market value of the Fund. Currency forwards may be used for hedging purposes, as well as for outright active currency positions. Cross hedging is permitted. Furthermore, the net incremental aggregate sum of the currency exposures for non-hedging purposes, irrespective of whether they are long or short, cannot exceed 10% of the net assets of the Core Plus Income Fund.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following

4

derivative instruments: credit default swaps (“CDS”) (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps and futures. CDS may be used to adjust the Fund’s exposure to the industry sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Currency swaps and forwards are primarily used to manage the Fund’s currency exposure and interest rate swaps are primarily used to manage the Fund’s interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy previously noted, the derivative would be included in the 80% minimum. For additional information regarding derivatives, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

The Core Plus Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Risks

The Core Plus Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Credit Risk - a debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk — changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk — some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Core Plus Income Fund may be required to invest the proceeds in securities with lower yields.

Market Risk — the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Mortgage-Related Securities Risk — the Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign Investment Risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk — a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

High-Yield Bonds and Other Lower-Rated Securities — the Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives Risk (including Options, Futures and Swaps) — derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no

5

assurance that the use of this strategy will be successful.

Speculative Exposure Risk - to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Valuation Risk — the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Liquidity Risk — the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.

Non-Hedging Foreign Currency Trading Risk — the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks.”

Performance

Performance information is not available for the Core Plus Income Fund because it is new. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Core Plus Income Fund’s investment adviser. The Adviser has selected Aberdeen Asset Management Investment Services Limited as the subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Christopher Gagnier	Head of U.S. Fixed Income	1997
Brett Diment	Head of Emerging Market Debt	1991
Keith Bachman	Senior Portfolio Manager — Head of U.S. High Yield	2007
Neil Moriarty	Senior Portfolio Manager	2002

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A AND CLASS C SHARES

To open an account	$1,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$50 (per Fund)
To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional Investments (Automatic Asset Accumulation Plan)	$50

6

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.  If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Information about Investment Strategy

Within each sector of the bond market, the Adviser continuously monitors the available investment universe in their sectors. Upon identification of a security that appears mispriced, the Adviser calculates an intrinsic value for each security considered for purchase, based on the Adviser’s fundamental analysis of a security’s credit, structure, and liquidity characteristics. The Adviser compares its independent valuation to the value assigned by the market. Bonds trading below the Adviser intrinsic value are purchase candidates, which are then vetted by the Adviser to identify those that it believes present the most compelling relative value.

7

Additional Information about Investments, Investment Techniques and Risks

U.S. Government Securities and U.S. Government Agency Securities - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

•                  the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates;

•                  the Federal Home Loan Banks;

•                  the Federal National Mortgage Association (“FNMA”);

•                  the Federal Home Loan Mortgage Corporation (“FHLMC”); and

•                  the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of the Fund are not guaranteed.

FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fall sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis.  In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  In September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies in conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear.  FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters.  Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage-Backed Securities — These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The Fund generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Fund may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Fund may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMO’s”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

Mortgage-Related Securities Risk — The Fund may invest in mortgage-related securities. Rising

11

interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged homes to weaker borrowers (subprime mortgage loans) that have caused rising defaults on loans. The default rate on these loans is higher than initially anticipated and continues to grow. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. Additionally, instability in the markets for mortgage-backed securities may affect the liquidity of such securities, which means that the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower rated mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. These events may increase the risks associated with investments in mortgage-backed securities.

Asset-Backed Securities - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

High-Yield Bonds, Bank Loans and Other Lower Rated Securities - Investment in high-yield bonds (also known as junk bonds), bank loans and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and

12

business developments. The market values of high-yield securities and bank loans tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, a fund that invests in high-yield bonds and bank loans is subject to the following risks:

•                  increased price sensitivity to changing interest rates and to adverse economic and business developments;

•                  greater risk of loss due to default or declining credit quality;

•                  greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and

•                  negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Municipal Securities — The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Interest Rate Risk — Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.)

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if

13

the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, the Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Repurchase Agreements - When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Derivatives — The Fund may invest in derivatives. A derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

•                  the Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Derivative instruments are permitted for hedging and managing risk exposures. Permitted derivative instruments include, but are not limited to, fixed income futures, swaps, currency forwards, and credit derivatives. Derivative instruments may be used to adjust the interest rate, yield curve, currency, volatility, credit or spread risk exposure of the Fund, or for other purposes deemed necessary by the Adviser in good faith to advance the purposes of the Fund. Credit derivatives may be used to adjust the Fund’s exposure to a market sector and/or to sell/buy protection on the credit risk of individual issuers or a basket of individual issuers.  The Fund may use certain derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. For the Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 20% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 25% of the Fund’s total assets.

Recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation are not yet known and may not be known for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Non-Hedging Foreign Currency Trading Risk — The Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Zero Coupon Bonds - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price

14

changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Floating- and Variable-Rate Securities - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                  higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Valuation Risk — At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If the Fund has valued its securities too highly, you may pay too much for

15

fund shares when you buy into the Fund. If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

Liquidity Risk - The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Temporary Investments — The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

•                  U.S. or foreign government securities or securities of their agencies or instrumentalities;

•                  certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks;

•                  prime quality commercial paper;

•                  bonds, debentures, and short and intermediate term notes;

•                  repurchase agreements covering any of the securities in which the Fund may invest directly; and

•                  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Portfolio Turnover — A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Recent market events risk - The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.   In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser. These market conditions may continue or get worse.

Regulatory Risk - Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses.  On February 11, 2011, the Commodity Futures Trading Commission (“CFTC”) published a rule proposal that would limit the Fund’s ability to use futures in reliance on certain CFTC exemptions.  If the new rule is adopted as proposed, the amended CFTC exemption would limit the Fund’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Fund.  If the Fund could not satisfy the requirements for the amended exemption, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools.  Other potentially adverse regulatory initiatives could develop.

The Statement of Additional Information (“SAI”) contains more information on the Fund’s principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets.  Therefore, the Fund is not subject to commodity pool operator registration and regulation under the CEA.

Portfolio Holdings Disclosure

The Fund posts onto the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

16

Fund Management

Investment Adviser & Subadviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. As of December 31, 2010, the Adviser had approximately $16.8 billion in assets under management. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

Aberdeen Asset Management Investment Services Limited (“AAMISL” or “Subadviser”), a United Kingdom corporation, serves as the Subadviser to the Fund. AAMISL’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. As of December 31, 2010, AAMISL had contracted for approximately $287.0 billion in assets.  The Adviser and Subadviser are responsible for the day-to-day management of the Fund’s investments.

The Adviser and Subadviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Management Fees

The Fund pays the Adviser a management fee based on the Fund’s average daily net assets. The Adviser pays the Subadviser from the management fee it receives.

The total annual advisory fees the Fund pays the Adviser (as a percentage of average daily net assets of the Fund) is as follows:

Fund Assets	Management Fee
On assets up to $500 million	0.325%
On assets of $500 million up to $1 billion	0.305%
On assets of $1 billion up to $5 billion	0.285%
On assets of $5 billion or more	0.255%

Portfolio Management

The Fund is managed by a team of investment professionals. Portfolio decisions are made jointly by the Head of U.S. Fixed Income Investment along with the Senior Portfolio Managers.  Personnel of the Adviser handle the day-to-day operations of the U.S. fixed income portion of the Fund and AAMISL personnel are responsible for day-to-day management of the Fund’s foreign securities, foreign currencies and related investments. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Keith Bachman, Senior Portfolio Manager — Head of U.S. High Yield (AAMI)

Mr. Bachman is a senior portfolio manager for U.S. Fixed Income and Head of U.S. High Yield. Mr. Bachman joined the Adviser in 2007 with 17 years of experience as director of credit research at Stone

17

Tower Capital, high yield analyst/portfolio manager at Deutsche Asset Management, high yield analyst/director of distressed investments at Oppenheimer Funds, high yield analyst at Merrill Lynch and bond analyst and fund accountant at T. Rowe Price. He has a B.A. from the University of Maryland Baltimore County and an M.B.A. from Columbia Business School.

Christopher Gagnier, Head of U.S. Fixed Income (AAMI)

Mr. Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Mr. Gagnier has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Mr. Gagnier is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Mr. Gagnier served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank. Mr. Gagnier has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Neil Moriarty, Senior Portfolio Manager (AAMI)

Mr. Moriarty is a senior portfolio manager focusing on the mortgage and government sectors for U.S. Fixed Income. Mr. Moriarty joined the Adviser in December 2005 after 16 years of experience in fixed income trading and research at several Wall Street firms including Deutsche Asset Management, PaineWebber and Chase Securities. Mr. Moriarty also acted as a fixed income portfolio manager at Swarthmore/Cypress Capital Management for two years. Mr. Moriarty has a B.A. from the University of Massachusetts, Amherst.

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the Head of Emerging Markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

18

Investing with Aberdeen Funds

A Note About Share Classes

The Fund offers five share classes — Class A, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                  which share classes are available to you;

•                  how long you expect to own your shares;

•                  how much you intend to invest;

•                  total costs and expenses associated with a particular share class; and

•                  whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Aberdeen Funds offer several different share classes each with different price and cost features.

The table below provides a further comparison of Class A and Class C shares, which are available to all investors.

In addition to Class A and Class C shares, the Fund also offers Class R, Institutional Service Class and Institutional Class shares which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

19

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 4.25% for Class A shares	The offering price of the shares includes a front-end sales charge, which means that a portion of your initial investment goes toward the sales charge and is not invested.

Reduction and waivers of sales charges may be available.
Contingent deferred sales charge (CDSC)(1)
Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.

No conversion feature.
Annual service and/or 12b-1 fee of 0.25%
No maximum investment amount.

Administrative services fee of up to 0.25%

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00%
Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.
No administrative services fee

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)          Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)          This limit was calculated based on a one-year holding period.

20

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commission as a Percentage of Offering Price
Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50%	3.63%	3.00%
$250,000 up to $500,000	2.50%	2.56%	2.00%
$500,000 up to $1 million	2.00%	2.04%	1.75%
$1 million or more	None	None	None **

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Fund and other Aberdeen Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•                  A Larger Investment. The sales charge decreases as the amount of your investment increases.

21

•                  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class C or Class D shares (not all Aberdeen Funds offer Class D shares) in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                  Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

•                  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Fund’s distributor to waive sales charges;

•                  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•                  any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund (Class D shares are offered by other Aberdeen Funds, but not the Fund) and Class A Shares are purchased instead;

•                  retirement plans;

•                  investment advisory clients of the Adviser’s affiliates;

•                  Aberdeen Funds will agree to exercise its discretion, as permitted in the Funds’ prospectuses, to waive redemption fees for Fee Based Discretionary platforms and certain Non-Discretionary platforms which have entered into agreements with the Funds; and

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 0.75% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Fund’s distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                  if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                  no finder’s fee was paid; or

•                  to shares acquired through reinvestment of dividends or capital gains distributions.

22

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares

The CDSC is waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts; and

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Fund’s distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify.  Your financial intermediary may not have the capability to waive such fees.  For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

23

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

Share Classes Available Only to Institutional Accounts

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;

•                  profit sharing and money purchase pension plans;

•                  defined benefit plans;

•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Fund’s Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

24

•                  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund for these services;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for providing services; or

•                  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Fund;

•                  retirement plans for which no third-party administrator receives compensation from the Funds;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net worth individuals.  This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Fund’s distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class C and Class R shares of the Fund to compensate the Fund’s distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Fund’s distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fee.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Fund’s assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly.  As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Fund’s distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

25

Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Fund are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.15%, flat fees or minimum aggregate fees of up to $50,000 annually. These amounts are subject to change at the discretion of Aberdeen. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen and not from the Fund’s assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Fund’s distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

26

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund.  In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Act.  They may charge additional fees not described in this prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent.  Since the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary.  If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares.  The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders.  In these cases:

•                                          The Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund’s net asset value per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.

•                                          Financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

• make transactions;

• hear fund price information; and

• obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

• download Fund prospectuses;

• obtain information on the Aberdeen Funds;

27

• access your account information; and

• request transactions, including purchases, redemptions and exchanges.

By Regular Mail  Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail  Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax  866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received in good form by the Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

Please note the following with respect to the price at which your transactions are processed:

•                                          The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                                          The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time.  In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.  To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed.

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days when the New York Stock Exchange is closed.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

28

Buying Shares

Fund Transactions — Class A and Class C Shares

All transaction orders must be received by the Fund’s transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.  The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Fund or the Fund’s distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Fund or the Fund’s distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Fund may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Fund may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Fund may discontinue on-line transactions of Fund shares at any time.

29

By bank wire. You may have your bank transmit funds by federal funds wire to the Fund’s custodian bank. The authorization will be in effect unless you give the Fund written notice of its termination.

•      if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•      your bank may charge a fee to wire funds.

•      the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Fund written notice of its termination.

•      your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•      Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•      your financial institution may also charge a fee for receiving the wire.

•      funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination.

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

30

Fair Value Pricing

The Board has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund’s NAV. The Valuation Procedures provide that the Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund’s NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be

31

required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.

•                  The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                  if you exchange from Class A shares of the Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers and invest the proceeds in another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary.  All such transactions are subject to meeting any investment minimum or eligibility requirements.  Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales

32

charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•                  is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund’s then-current NAV until you give the Fund different instructions.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for redemptions of shares of the Fund in any of the following instances:

•                  your account address has changed within the last 15 calendar days;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to any address other than the address of record; or

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

33

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in fund shares and other factors. A fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Fund:

Monitoring of Trading Activity

The Fund, through the Adviser, its subadviser and its agents, monitors selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies.  The Fund also has sole discretion to:

•                  restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•                  an exchange equaling 1% or more of the Fund’s NAV may be rejected and

•                  redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Fund has fair value pricing procedures in place as described above in Investing with Aberdeen Funds: Buying Shares—Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

34

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such account within a designated holding period, the redemption fee is paid directly to the Fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into the Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•                  shares redeemed or exchanged under regularly scheduled withdrawal plans;

•                  shares purchased through reinvested dividends or capital gains;

•                  shares redeemed following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

•                  shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;

•                  shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction; or

•                  shares redeemed or exchanged by any “fund of funds” that is affiliated with the Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Fund is notified that the redemption fee has been waived.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•                  broker wrap fee and other fee-based programs;

•                  qualified retirement plan accounts

•                  omnibus accounts where there is no capability to impose a redemption fee on underlying customers’ accounts;

•                  intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts; and

•                  certain discretionary and non-discretionary investment platforms as determined by the Fund.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The Fund reserves the right to waive the redemption fee in its discretion where it believes such waivers in the best interests of the Fund.

35

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/Redemption Fee	Minimum Holding Period (Calendar Days)
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Global Natural Resources Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Emerging Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Global Equity Fund	2.00%	90
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	2.00%	90
Aberdeen Emerging Markets Institutional Fund	2.00%	90
Aberdeen International Equity Institutional Fund	2.00%	90
Aberdeen Global Small Cap Fund	2.00%	90
Aberdeen U.S. Equity Fund	2.00%	30
Aberdeen Asia Bond Institutional Fund	2.00%	30
Aberdeen Global Fixed Income Fund	2.00%	30
Aberdeen Core Fixed Income Fund	2.00%	15
Aberdeen Core Plus Income Fund	2.00%	15
Aberdeen Tax-Free Income Fund	2.00%	7
Aberdeen Emerging Markets Debt Local Currency Fund	2.00%	15
Aberdeen Global High Yield Bond Fund	2.00%	15

36

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains distributed to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gains Distributions

The Core Plus Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly.  Capital gains, if any, will be distributed at least annually. The Fund will distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gains distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gains distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                  distributions are taxable to you at either ordinary income or capital gains tax rates;

•                  distributions of short-term capital gains are taxable to you at ordinary income tax rates.  The Core Plus Income Fund is expected to have a high turnover rate, resulting in more short-term gain or loss;

•                  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                  either none or only a small portion of the income dividends paid to you by the Fund will (i) in the case of individual shareholders with respect to Fund taxable years beginning before January 1, 2013 (sunset date), be qualified dividend income eligible for taxation at long-term capital gains tax rates provided certain holding period requirements are met by you and the Fund, or (ii) in the case of corporate shareholders, be eligible for the corporate dividend-received deduction subject to certain limitations. This is because the Fund invests primarily in fixed income securities that earn interest income; and

•                  distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

37

If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution or other dividend, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at a maximum rate of 15%, but the maximum rate is scheduled to increase to 20% for tax years beginning on or after January 1, 2013. Short-term capital gains are currently taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any.  However, notwithstanding such exemption from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

Additionally, beginning in 2013 a 30% withholding tax will be imposed on dividends and redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about Federal, state, local or foreign tax consequences before making an investment in the Fund.

38

Financial Highlights

Financial Highlights

Because the Fund is new, it has no financial history.

39

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Fund:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)

•                  Semiannual Reports

To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Fund’s website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 183148

Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Fund’s website at www.aberdeen-asset.us.

Information From the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov;

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

40

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2011

ABERDEEN FUNDS

Aberdeen Equity Long-Short Fund

Class A — MLSAX  • Class C — MLSCX • Class R — GLSRX • Institutional Class — GGUIX • Institutional Service Class — AELSX

Aberdeen Global Natural Resources Fund  (formerly known as Aberdeen Natural Resources Fund)

Class A — GGNAX  • Class C — GGNCX • Class R — GGNRX • Institutional Class — GGNIX • Institutional Service Class — GGNSX

Aberdeen Small Cap Fund

Class A — GSXAX  • Class C —GSXCX • Class R — GNSRX • Institutional Class — GSCIX • Institutional Service Class — GSXIX

Aberdeen U.S. Equity Fund

Class A — GXXAX  • Class C — GXXCX • Class R — GGLRX • Institutional Class — GGLIX • Institutional Service Class — GXXIX

Aberdeen China Opportunities Fund

Class A — GOPAX  • Class C — GOPCX • Class R — GOPRX • Institutional Class — GOPIX • Institutional Service Class — GOPSX

Aberdeen Emerging Markets Fund

Class A — GEGAX  • Class C — GEGCX • Class R — GEMRX

Aberdeen Global Financial Services Fund

Class A — GLFAX  • Class C — GLFCX • Class R — GLFRX • Institutional Class — GLFIX • Institutional Service Class — GFISX

Aberdeen International Equity Fund

Class A — GIGAX  • Class C — GIGCX • Class R — GIRRX • Institutional Class — GIGIX • Institutional Service Class — GIGSX

Aberdeen Global Equity Fund

Class A — GLLAX  • Class C — GLLCX • Class R — GWLRX • Institutional Class — GWLIX • Institutional Service Class — GLLSX

Aberdeen Optimal Allocations Fund: Defensive

Class A — GODAX  • Class C — GODCX • Class R — GODRX • Institutional Class — GODIX • Institutional Service Class — GODSX

Aberdeen Optimal Allocations Fund: Moderate

Class A — GMAAX  • Class C — GMACX • Class R — GMRRX • Institutional Class — GMAIX • Institutional Service Class — GAMSX

Aberdeen Optimal Allocations Fund: Moderate Growth

Class A — GMMAX  • Class C — GMMCX • Class R — GAGRX • Institutional Class — GMMIX • Institutional Service Class — GAASX

Aberdeen Optimal Allocations Fund: Growth

Class A — GVAAX  • Class C — GAACX• Class R — GAARX • Institutional Class — GAAIX • Institutional Service Class — GVISX

Aberdeen Optimal Allocations Fund: Specialty

Class A — GASAX  • Class C — GAMCX • Class R — GASRX • Institutional Class — GASIX • Institutional Service Class — GAISX

Aberdeen Asia Bond Institutional Fund

Institutional Class — CSABX • Institutional Service Class — ABISX

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Institutional Class — AAPIX • Institutional Service Class — AAPEX

Aberdeen Emerging Markets Institutional Fund

Institutional Class — ABEMX • Institutional Service Class — AEMSX

Aberdeen International Equity Institutional Fund

Institutional Class — WPIEX • Institutional Service Class — AIESX

Aberdeen Core Fixed Income Fund (formerly Aberdeen Core Income Fund)

Class A — PCDFX • Class C — PCDCX • Class R — ACBHX • Institutional Class — PDIVX • Institutional Service

Class — ACBKX

Aberdeen Global Fixed Income Fund  Class A — CUGAX • Class C — CGBCX • Class R — AGCRX • Institutional Service Class — CGFIX • Institutional Class — AGCIX

Aberdeen Global Small Cap Fund  Class A — WVCCX • Class C — CPVCX • Class R — WPVAX • Institutional Service Class — AGISX • Institutional Class — ABNIX

Aberdeen Tax Free Income Fund  Class A — NTFAX• Class C — GTICX • Class D — NATFX

Aberdeen Ultra-Short Duration Bond Fund

Class A — AUDAX • Class C — AUSCX • Class R — AUSRX • Institutional Class — AUDIX • Institutional Service Class — AUSIX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 26 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”).  The Trust has three additional series, the Core Plus Income Fund, the Emerging Markets Debt Local Currency Fund, and the Global High Yield Bond Fund, which are contained in two separate SAIs.

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2011.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of the Prospectuses without charge by writing to Citi Fund Services Ohio, Inc. (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

The Funds’ audited financial statements for the fiscal year ended October 31, 2010, and the related report of KPMG LLP, independent registered public accounting firm for the Funds, which are contained in the Funds’ 2010 Annual Report, are incorporated herein by reference in the section “Financial Statements.” The Ultra-Short Duration Bond Fund does not have audited financial statements for the fiscal year ended October 31, 2010, as it commenced operations on November 30, 2010. No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to or by calling 866-667-9231.

2

i

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 26 separate series, each with its own investment objective.

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of Nationwide Mutual Funds (each, a “Nationwide Predecessor Fund,” collectively, the “Nationwide Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund
Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) (formerly Aberdeen Select Growth Fund)	Nationwide Growth Leaders Fund

Aberdeen Global Equity Fund (“Global Equity Fund”) (formerly Aberdeen Select Worldwide Fund)	Nationwide Worldwide Leaders Fund

Aberdeen China Opportunities Fund (“China Opportunities Fund”)	Nationwide China Opportunities Fund

Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) (formerly Aberdeen Developing Markets Fund)	Nationwide Emerging Markets Fund

Aberdeen International Equity Fund (“International Equity Fund”)	Nationwide International Growth Fund

Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)	Nationwide U.S. Growth Leaders Long-Short Fund

Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)	Nationwide Global Financial Services Fund

Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”) (formerly Aberdeen Natural Resources Fund)	Nationwide Natural Resources Fund

Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Fund: Growth”)	Nationwide Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Fund: Moderate Growth”)	Nationwide Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Fund: Moderate”)	Nationwide Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Fund: Defensive”)	Nationwide Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Fund: Specialty”)	Nationwide Optimal Allocations Fund: Specialty

Aberdeen Small Cap Fund (“Small Cap Fund”)	Nationwide Small Cap Fund

1

Fund	Corresponding Predecessor Fund
Aberdeen Tax-Free Income Fund (“Tax-Free Fund”)	Nationwide Tax-Free Income Fund

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of the Credit Suisse Fund (each a “Credit Suisse Predecessor Fund,” collectively, the “Credit Suisse Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund
Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional Fund”)	Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc.

Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)	Credit Suisse Global Fixed Income Fund

Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)	Credit Suisse Global Small Cap Fund

Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)	International Focus Portfolio, a series of Credit Suisse Institutional Fund, Inc.

The Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund”) was created to acquire the assets and liabilities of the Aberdeen Emerging Markets Fund, a series of The Advisors’ Inner Circle Fund II (the “Emerging Markets Predecessor Fund”).

Certain Funds in this SAI acquired the assets and liabilities of the corresponding Fund, of the Pacific Capital Funds (each a “Pacific Capital Predecessor Fund,” collectively, the “Pacific Capital Predecessor Funds”), as shown in the chart below.

Surviving Fund	Acquired Fund
Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”) (formerly Core Income Fund)	Pacific Capital High Grade Core Fixed Income Fund
Class A Shares	Class A and B Shares
Class C Shares	Class C Shares
Institutional Class Shares	Class Y Shares

Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)	Pacific Capital International Stock Fund
Institutional Service Class Shares	Class A, B and C Shares
Institutional Class Shares	Class Y Shares
Aberdeen Asia-Pacific (ex-Japan) Equity	Pacific Capital New Asia Growth Fund

2

Surviving Fund	Acquired Fund
Institutional Fund (“Asia-Pacific Equity Institutional Fund”)*
Institutional Service Class Shares	Class A, B and C Shares
Institutional Class Shares	Class Y Shares
Aberdeen Small Cap Fund	Pacific Capital Small Cap Fund
Class A Shares	Class A and B Shares
Class C Shares	Class C Shares
Institutional Class Shares	Class Y Shares

*The Aberdeen Asia-Pacific Equity Institutional Fund commenced operations on November 2, 2009.

The Aberdeen Ultra-Short Duration Bond Fund commenced operations on November 30, 2010.

The Nationwide Predecessor Funds, the Credit Suisse Predecessor Funds, the Emerging Markets Predecessor Fund and the Pacific Capital Predecessor Fund to each of the Core Fixed Income Fund and the International Equity Institutional Fund (collectively, the “Predecessor Funds”), for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Predecessor Funds is included in this SAI.

Each of the Funds, except the Global Equity Fund, the Global Financial Services Fund, the Global Natural Resources Fund, the Asia Bond Institutional Fund and each of the Optimal Allocations Funds, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Global Equity Fund, the Global Financial Services Fund, the Global Natural Resources Fund, the Aberdeen Asia Bond Institutional Fund and each of the Optimal Allocations Funds is a non-diversified open-end management investment company as defined in the 1940 Act.

3

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following tables set forth additional information concerning permissible investments and techniques for each of the Funds.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

With respect to the Optimal Allocations Funds (the “Funds of Funds”), this SAI, like the Prospectuses, uses the term “Fund” to include the mutual funds in which each of the Funds of Funds will invest (the “Underlying Funds”).

Please review the discussions in the Prospectuses for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” below also includes the subadviser(s), as applicable.

4

TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	GLOBAL NATURAL RESOURCES
Asset-backed securities								Y
Borrowing	Y	Y	Y	Y	Y	Y	Y	Y
Brady Bonds		Y	Y	Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations
Common stock	Y	Y	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y	Y
Credit Default Swaps								Y
Custodial Receipts
Deferred payments securities				Y	Y		Y
Depository Receipts	Y	Y	Y	Y	Y	Y	Y	Y
Equity Linked Notes			Y
Exchange-Traded Funds	Y	Y			Y	Y	Y
Extendable Commercial Notes								Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y	Y
Foreign commercial paper		Y		Y	Y			Y
Foreign Currencies	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y	Y	Y

5

TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	GLOBAL NATURAL RESOURCES
Foreign Sovereign Debt		Y	Y	Y	Y			Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y	Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y	Y	Y
Indexed securities	Y		Y			Y		Y
Initial Public Offerings	Y		Y			Y		Y
Interests in Publicly Traded Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y
Medium Quality Debt Securities	Y		Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Dollar Rolls
Mortgage-backed and mortgage pass-through securities				Y	Y
Municipal Securities
Non-investment grade debt (High Yield/High Risk Bonds)				Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y	Y

6

TYPES OF INVESTMENT OR TECHNIQUE	U.S. EQUITY	GLOBAL EQUITY	CHINA OPPORTUNITIES	EMERGING MARKETS	INTERNATIONAL EQUITY	EQUITY LONG- SHORT	GLOBAL FINANCIAL SERVICES	GLOBAL NATURAL RESOURCES
Pay-in-kind bonds				Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y	Y	Y
Put Bonds
Real estate investment trust (REITs)	Y	Y	Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales		Y	Y	Y	Y	Y	Y	Y
Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y	Y
Strip Bonds
Stripped mortgage securities
Stripped zero coupon securities				Y	Y		Y
Swap, Caps, Floors and Collars								Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y

7

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Adjustable Rate Securities								Y
Advance Refunded Bonds							Y	Y
Asset-backed securities	Y	Y	Y	Y	Y		Y	Y
Borrowing	Y	Y	Y	Y	Y	Y	Y	Y
Brady Bonds	Y	Y	Y	Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations	Y	Y	Y	Y	Y			Y
Common stock	Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y
Corporate Obligations								Y
Credit Default Swaps	Y	Y	Y	Y	Y
Custodial Receipts	Y	Y	Y	Y	Y
Debt Obligations								Y
Deferred payments securities	Y	Y	Y	Y
Depository Receipts	Y	Y	Y	Y	Y	Y
Dollar roll transactions								Y
Equity Linked Notes	Y	Y	Y	Y	Y
Eurobond Obligations								Y

8

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Eurodollar Instruments								Y
Exchange-Traded Funds	Y	Y	Y	Y	Y	Y
Extendable Commercial Notes	Y	Y	Y	Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y	Y
Foreign and Emerging Markets Investment Risk	Y	Y	Y	Y	Y	Y		Y
Foreign commercial paper	Y	Y	Y	Y	Y			Y
Foreign Currencies	Y	Y	Y	Y	Y	Y
Foreign Securities (including Developing Countries)	Y	Y	Y	Y	Y	Y
Foreign Sovereign Debt	Y	Y	Y	Y	Y	Y
Forward currency contracts	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y		Y
Illiquid and Restricted securities (including Rule 144A Securities)	Y	Y	Y	Y	Y	Y	Y	Y (Rule 144A Securities only)
Indexed securities	Y	Y	Y	Y	Y	Y
Initial Public Offerings	Y	Y	Y	Y	Y	Y
Interests in Publicly Traded Limited Partnerships	Y	Y	Y	Y	Y	Y
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y

9

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y
Lending portfolio securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y
Medium Quality Debt Securities	Y	Y	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Dollar Rolls	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y	Y	Y	Y		Y	Y
Municipal Securities	Y	Y	Y	Y			Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y	Y	Y	Y
Pay-in-kind bonds	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y	Y
Put Bonds	Y	Y	Y	Y				Y
Real estate investment trust (REITs)	Y	Y	Y	Y	Y	Y		Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y	Y

10

TYPES OF INVESTMENT OR TECHNIQUE	OPTIMAL ALLOCATIONS FUND: GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH	OPTIMAL ALLOCATIONS FUND: MODERATE	OPTIMAL ALLOCATIONS FUND: DEFENSIVE	OPTIMAL ALLOCATIONS FUND: SPECIALTY	SMALL CAP	TAX-FREE INCOME	ULTRA- SHORT DURATION BOND
Securities Backed by Guarantees								Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales	Y	Y	Y	Y	Y
Small Company and Emerging Growth Stocks	Y	Y	Y	Y	Y	Y
Special Situation Companies	Y	Y	Y	Y	Y	Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y
Strip Bonds	Y	Y	Y	Y
Stripped mortgage securities	Y	Y	Y	Y	Y
Stripped zero coupon securities	Y	Y	Y	Y	Y		Y	Y
Structured Securities								Y
Supranational Entities								Y
Swap, Caps, Floors and Collars	Y	Y	Y	Y	Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y	Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y	Y

11

TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	CORE FIXED INCOME FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Adjustable Rate Securities	Y	Y	Y	Y			Y
Advance Refunded Bonds	Y	Y	Y
Asset-backed securities	Y	Y	Y	Y			Y
Borrowing	Y	Y	Y	Y	Y	Y	Y
Brady Bonds	Y		Y	Y			Y
Certificates of Deposits and Bankers’ Acceptances	Y	Y	Y	Y	Y	Y	Y
Collateralized mortgage obligations	Y	Y	Y	Y			Y
Common Stock		Y	Y	Y	Y	Y	Y
Convertible securities	Y	Y	Y	Y	Y	Y	Y
Corporate Obligations	Y	Y	Y	Y			Y
Credit Default Swaps	Y	Y	Y	Y			Y
Credit Linked Notes	Y
Currency Transactions	Y	Y	Y	Y			Y
Debt Obligations	Y	Y	Y	Y			Y
Depositary Receipts	Y		Y	Y	Y	Y	Y
Direct Debt Instruments	Y	Y	Y
Dollar roll transactions	Y	Y	Y	Y			Y
Equity Linked Notes	Y		Y	Y			Y
Eurobond Obligations	Y	Y	Y	Y			Y
Eurodollar Instruments	Y	Y	Y	Y			Y
Exchange-Traded Funds	Y		Y	Y	Y	Y	Y
Floating and Variable Rate Instruments	Y	Y	Y	Y	Y	Y	Y
Foreign Commercial Paper	Y	Y	Y		Y	Y
Foreign Currencies	Y		Y	Y	Y	Y	Y
Foreign fixed income securities including Sovereign Debt and Privatized Enterprises	Y	Y	Y	Y			Y

12

TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	CORE FIXED INCOME FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Foreign Securities (including Developing Countries)	Y		Y	Y	Y	Y	Y
Foreign Sovereign Debt	Y	Y	Y	Y			Y
Forward currency contracts	Y	Y	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y	Y	Y
Illiquid and Restricted securities	Y	Y	Y	Y	Y	Y	Y
Indexed Securities	Y	Y	Y	Y			Y
Initial Public Offerings					Y	Y
Interests in Publicly Traded Limited Partnerships					Y	Y
Inverse Floating Rate Instruments	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y
Loans	Y	Y	Y
Medium Company, Small Company and Emerging Growth Stocks	Y		Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y	Y	Y
Mortgage-backed and mortgage pass-through securities	Y	Y	Y	Y			Y
Municipal Securities		Y	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y	Y	Y			Y
Options	Y	Y	Y	Y	Y	Y	Y
Participation Interests	Y	Y	Y	Y			Y
Pay in Kind Bonds and Deferred Payment Securities	Y	Y	Y		Y	Y

13

TYPES OF INVESTMENT OR TECHNIQUE	ASIA BOND INSTITUTIONAL FUND	CORE FIXED INCOME FUND	GLOBAL FIXED INCOME FUND	GLOBAL SMALL CAP FUND	EMERGING MARKETS INSTITUTIONAL FUND	ASIA-PACIFIC EQUITY INSTITUTIONAL FUND	INTERNATIONAL EQUITY INSTITUTIONAL FUND
Preferred stocks	Y	Y	Y	Y	Y	Y	Y
Private Fund Investments	Y			Y
Private Placement Commercial Paper	Y	Y	Y
Put Bonds	Y	Y	Y
Real estate investment trust (REITs)		Y	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Reverse repurchase agreements	Y	Y	Y	Y	Y	Y	Y
Securities Backed by Guarantees	Y	Y	Y	Y			Y
Securities of Investment companies	Y	Y	Y	Y	Y	Y	Y
Short Sales			Y	Y			Y
Special Situation Companies	Y		Y	Y	Y	Y	Y
Standby Commitment Agreements	Y	Y	Y				Y
Strategic Transactions and Derivatives	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage securities	Y	Y	Y
Stripped zero coupon securities/Custodial Receipts	Y	Y	Y	Y			Y
Structured Securities	Y	Y	Y	Y			Y
Supranational Entities	Y	Y	Y	Y			Y
Swaps, Caps, Floors and Collars	Y	Y	Y	Y			Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y
Trust Preferred securities	Y	Y	Y	Y			Y
U.S. government securities	Y	Y	Y	Y	Y	Y	Y
Warrants		Y	Y	Y	Y	Y	Y
When-issued/delayed-delivery securities	Y	Y	Y	Y	Y	Y	Y

14

Recent Market Events

Recent events have resulted, and may continue to result, in an unusually high degree of volatility and turmoil in the U.S. and international markets.  These events and possible continuing market turbulence may have an adverse effect on the Funds.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities.  In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

The Funds of Funds

Each of the Optimal Allocations Funds is a “fund of funds,” which means that each such Fund invests primarily in other mutual funds.  The Prospectus discusses the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the “Underlying Funds”) in which each Fund of Funds may invest.  Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward.  Each Fund of Funds allocates its assets among different Underlying Funds.  Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the

15

time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”) or subadviser(s) will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

Debt Securities Generally.  The Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the

16

underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”).  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser or subadviser(s) to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s prospectus provides otherwise, the Adviser or subadviser(s) will treat the security as being rated in the highest rating category received from an NRSRO.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser or subadviser(s) will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Securities.  The Funds may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

17

Medium-Quality Securities.  Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch).  Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed in “Non-investment grade debt (High Yield/High Risk Bonds)” below.

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Asset-Backed Securities.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not

18

have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Other Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be

19

affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.  If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable

20

businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Eurodollar and Yankee Obligations.  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.  However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Eurodollar Instruments.  A Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although

21

foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.

Eurobond Obligations.  A Fund may invest in Eurobond obligations, which are fixed income securities.  The Eurobonds that a Fund will purchase may include bonds issued and denominated in euros.  Eurobonds may be issued by government and corporate issuers in Europe.  Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk.  However, Eurobond obligations are also subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Private Placement Commercial Paper.  Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors.  Rule 506 of Regulation D under the Securities Act lists investment companies as an accredited investor.  Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser or a subadviser(s) believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Mortgage-Backed Securities and Mortgage Pass-Through Securities.  Certain Funds may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of

22

interest.  These variable rates of interest reset periodically to align themselves with market rates.  A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates.  During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant.  Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index.  The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

23

Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC are stockholder-owned companies chartered by Congress.  FNMA and FHLMC guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund

24

because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.  If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Securities issued by certain private organizations may not be readily marketable.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

25

Impact of Sub-Prime Mortgage Market.  Certain Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Stripped Mortgage Securities.  Certain Funds may invest in stripped mortgage securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  See “Additional General Tax Information For The Funds” in this SAI.

The Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend

26

to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

27

Certain Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  Certain Funds may invest in common stock.  A Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Interests In Publicly Traded Limited Partnerships.  Those Funds that invest in common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than

28

corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Medium Company, Small Company and Emerging Growth Stocks.  Investing in securities of  medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies.  “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.  The Adviser or subadviser(s) of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth.  There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Convertible Securities.  Certain Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital

29

appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.

30

Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Foreign Securities.  Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.

31

The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Investment in Companies in Developing Countries.  Investments may be made from time to time in companies in developing countries as well as in developed countries.  Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.  Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities.  Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions.  The extent of economic development, political stability and market depth of different countries varies widely.  Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam, are either comparatively underdeveloped or are in the process of becoming developed.  Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume.  The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for International Equity Institutional Fund) of its total net assets in illiquid securities.  Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There

32

may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners.  Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed.  Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

33

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Asian Risk.  Since each of the Asia Bond Institutional Fund, the Asia-Pacific (ex-Japan) Equity Institutional Fund and the China Fund invests a significant portion of its assets in Asian securities, it is subject to general economic and political conditions in Asia.  The Funds may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor in these Funds should consider include the following:

Political, Social and Economic Factors.  The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

Most of the economies of Asia are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.  In addition, some of the economies of Asia, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.  There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership

34

interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.  To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S.  Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to a Fund than in respect of investments in the U.S.  Further, in certain Asian countries, less information may be available to a Fund than to local market participants.  Brokers in Asian

35

countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States.  The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on Asian economies.  In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption.  However, there is no guarantee that this favorable trend will continue.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.

Avian Flu Virus.  The possibility of an influenza pandemic is a major uncertainty facing Asia.  Since early 2004, the H5N1 influenza virus, commonly known as “avian flu,” has been spreading in poultry populations throughout Asia.  It has curtailed the export of poultry products from a number of countries.  Since backyard farming is a source of income for many rural households in the region, avian flu has contributed to an already high level of rural poverty.

Public health experts fear that the H5N1 virus could mutate and become a human influenza.  If it did, human costs would be substantial, and it would have important economic ramifications.  Developing and emerging countries in Asia may face immense challenges in coping with the stresses that would be placed on their health and social infrastructure and on public services.  The outbreak of a global pandemic flu may adversely impact the Asian economy, which may also have a negative impact on a Fund and its share price.

Investing in China.  In addition to the risks listed above under “Foreign Securities” and “Investment in Companies in Developing Countries,” investing in China presents additional risks.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and

36

could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks.  Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.  There can be no assurance that the Chinese government will not take similar action in the future.  The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future.  This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.  China has committed by treaty to preserve Hong Kong to China.  However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Asia-Pacific (ex-Japan) Region.  The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan.

Depositary Receipts.  Certain Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar,

37

there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt Risk. Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (the “IMF”), and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which

38

governmental entities have defaulted may be collected in whole or in part.  To the extent that a Fund invests in obligations issued by emerging markets, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

Equity-Linked Notes.  Certain Funds may invest in equity-linked notes.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of a Fund’s investment objective and strategies.

The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, a Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser or subadvisers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, a Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, a Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value

39

the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.

Foreign Currencies.  Certain Funds may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit

40

based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Currency Transactions.  A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency

41

or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Brady Bonds.  Certain Funds may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the IMF.  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of

42

countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Foreign Commercial Paper.  Certain Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in

43

foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Initial Public Offerings (IPOs).  Certain Funds may invest in IPOs.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging.  While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

44

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Foreign Fixed Income Securities.  Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings.  As a result, achievement of a Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The

45

governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Non-Investment Grade Debt (High Yield/High Risk Bonds).   Certain Funds may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See Appendix B to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

46

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the fund’s assets.  Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the

47

Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities.  Each Fund (except International Equity Institutional Fund) may not invest more than 15% of its net assets in illiquid securities.  International Equity Institutional Fund may not invest more than 10% of its net assets in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in net asset value or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A under the Securities Act, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser(s) has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Actwhen selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

48

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

Borrowing.  A Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, the applicable Fund’s Adviser or subadviser(s) in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser or subadviser(s) from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Indexed Securities.  Certain Funds may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which

49

the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest.  A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Securities Backed by Guarantees.  A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Lending of Portfolio Securities.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower

50

or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Investment of Securities Lending Collateral.  The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S.  countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

51

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Real Estate Investment Trusts (“REITs”).  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements.  A Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

52

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to

53

repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Strategic Transactions, Derivatives and Synthetic Investments.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable

54

regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the

55

ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Over-the-counter options (“OTC options”) entered into by a Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation (“OCC”) issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-

56

settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Futures.  Certain Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

57

The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets.  Therefore, the Funds are not subject to commodity pool operator registration and regulation under the CEA.  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the

58

securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation requirements with respect to futures contracts and options thereon are described above under “Use of Segregated and Other Special Accounts”.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

59

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% (10% for International Equity Institutional Fund) of its net assets in illiquid securities.

60

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Swaps (“Swaptions”).  Certain Funds may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  A Fund will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the “CFTC”).

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

61

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which certain Funds may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with

62

the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  Certain Funds may enter into credit default swap contracts.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Stripped Zero Coupon Securities/Custodial Receipts.   Certain Funds may invest in stripped zero coupon securities or custodial receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on

63

Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government

64

Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of

65

inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants.  Certain Funds may invest in warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities and Delayed-Delivery.  A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside

66

portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.  Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements.  Certain Funds may invest in standby commitment agreements.  These agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  The Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Temporary Investments.  Generally each Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly;

67

(6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Money Market Instruments.  Money market instruments may include the following types of instruments:

•                                          obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                                          obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                                          obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                                          asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                                          repurchase agreements;

•                                          bank or savings and loan obligations;

•                                          commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                                          bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                                          high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser or subadviser(s);

•                                          extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                                          unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in

68

the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  However, as described above, the Optimal Allocations Funds may invest up to 100% of their assets in other investment companies in reliance on the 1940 Act and/or exemptive relief granted by the SEC.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund (except the Optimal Allocations Funds) may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments.  A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically

69

represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of

70

intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid

71

investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Put Bonds.  Certain Funds may invest in “put” bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.  For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, the Optimal Allocations Fund: Defensive will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Loans.  Certain Funds may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  The Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  The Funds may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are

72

securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Inverse Floating Rate Instruments.  Certain Funds may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Municipal Securities.  Certain Funds may invest in municipal securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued

73

by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Tax-Free Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial

74

obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Strip Bonds.  Certain Funds may invest in strip bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Short Sales.  Certain Funds may engage in short sales.  In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan.  In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale.  When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

75

However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction.  Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price.  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Credit Linked Notes.  A Fund may invest in credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the

76

par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Private Fund Investments.  Certain Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”) that themselves invest in private equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts.  The Global Small Cap Fund may invest up to 10% of its net assets in Private Funds. In selecting Private Funds for investment, the portfolio management team attempts to invest in a mix of Private Funds that will provide an above-average internal rate of return (i.e., the discount rate at which the present value of an investment’s future cash inflows (dividend income and capital gains) are equal to the cost of the investment).  The Adviser believes that the Fund’s investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors.  Private Fund investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund’s other holdings and of more mature companies generally.

Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund’s ability to invest in them will be limited.  In addition, Fund shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds.  The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks.  The Fund values its investment in a Private Fund at the amount invested in the Private Fund, unless and until the Adviser determines that such value does not represent fair value.  The Adviser reviews the fair valued securities daily.  Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody’s or D by S&P.  Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.

Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Fund’s portfolio invested in these investments.  Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage.  Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

77

Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years.  Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment.  Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee.  Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies.  The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate.  Inaccurate valuations of a Private Fund’s portfolio holdings may affect the Fund’s net asset value calculations.  Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies.  The portion of the Fund’s assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors.  The Fund’s illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of a Fund’s (10% of the International Equity Institutional Fund’s) net assets.

Other Strategies.  Certain Funds may invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ (Japan’s over-the-counter market), EASDAQ (a Brussels-based system that trades stocks from across Europe) and the London Stock Exchange’s Alternative Investment Market (AIM).  A Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in “special situations,” such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.  For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund’s investments may be made temporarily in the U.S.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

78

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  In order to lessen liquidity risk, the Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s (10% of the International Equity Institutional Fund’s) net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

The Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Code.

Advance Refunded Bonds.  Certain Funds may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  A Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.

79

Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (ETFs)that are regulated as registered investment companies under the 1940 Act.  ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  A Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

80

Floating and Variable Rate Instruments.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  The Adviser or subadviser(s) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date. A Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all

81

principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage Dollar Rolls.  Certain Funds may invest in mortgage dollar rolls.  Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date.  While a Fund would forgo principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.  Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity.  If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.  Mortgage dollar roll transactions may be considered a borrowing by a Fund.  (See “Borrowing”)

Mortgage dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Extendable Commercial Note. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g. one month) but which may be extended by the issuer for a maximum maturity of thirteen months.  The issuer retains the option to call the note any time during the extension period.

Investing in the Financial Services Industry.  Because of its concentration policy, the Financial Services Fund may be especially subject to risks affecting the financial services industry. Companies in the financial services industry include regional and money

82

center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial services companies.

The financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in the availability of corporate credit and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. As conditions have slowly improved throughout 2009 and into 2010, the credit markets have also improved. However, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and, therefore, the Fund. As the U.S. economy emerges from a recession, any setback could result in further stress in the industry. The decline in asset values may persist in the near term and could adversely affect the financial condition and results of operations of the Fund, which would impact the ability of the Adviser to achieve the Fund’s investment objective. The prospects of many financial services companies are questionable and continue to evolve as financial services companies are consolidated or restructured, and continue to revise their outlooks and write down assets that they hold.

Most financial services companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the Fund invests. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted. The valuation of financial services companies has been and may continue to be subject to unprecedented volatility. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect.

Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business. In addition, insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from

83

time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Investing in Natural Resources Industries.  The Global Natural Resources Fund concentrates its investments in the natural resources industry and the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments.  The Global Natural Resources Fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel, agriculture or other natural resource related sectors than a more broadly diversified fund.  The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.  The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors.  As a result, companies in the natural resource sector often have limited pricing power over supplies or for the products they sell which can affect their profitability.  Because the Global Natural Resources Fund invests primarily in companies with natural resource assets, there is the risk that the Global Natural Resources Fund will perform poorly during a downturn in natural resource prices.

84

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Predecessor Funds have historically had a high portfolio turnover rate.  It is anticipated that due to the change in investment adviser that resulted from the reorganization of each Predecessor Fund and which led to Aberdeen and, as applicable, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited, providing portfolio management to the Funds, the portfolio turnover rate for the Funds will be below historical levels, although such a decrease cannot be guaranteed.

The table below shows the Funds’ portfolio turnover rate for the years ended October 31, 2010 and 2009.

Fund	2010	2009
China Opportunities Fund	27.91%	103.66%
Emerging Markets Fund	15.30%	92.99%
Equity Long-Short Fund	152.09%	359.27%
Global Equity Fund	23.44%	155.38%
Global Financial Services Fund	55.27%	55.49%
Global Natural Resources Fund	105.24%	90.12%
Global Small Cap Fund	36.05%	184.14%
International Equity Fund	22.61%	135.26%
Small Cap Fund	24.37%	146.24%
U.S. Equity Fund	29.02%	173.05%
Global Fixed Income Fund	256.30%	186.07%
Tax-Free Income Fund	15.29%	39.66%

85

Fund	2010	2009
Optimal Allocations Fund: Defensive	36.34%	61.98%
Optimal Allocations Fund: Moderate	41.21%	32.11%
Optimal Allocations Fund: Moderate Growth	56.29%	27.48%
Optimal Allocations Fund: Growth	54.10%	25.59%
Optimal Allocations Fund: Specialty	60.00%	7.39%
Asia Bond Institutional Fund	42.77%	83.54%
Asia-Pacific Equity Institutional Fund*	1.15%	N/A
Emerging Markets Institutional Fund	1.03%	9.00%

*  The portfolio turnover is for the period November 2, 2009 (commencement of operations) — October 31, 2010.

The table below shows the Funds’ portfolio turnover rate for the period ended October 31, 2010, and the years ended July 31, 2010 and 2009.

	August 1, 2010 – October 31, 2010	Year Ended July 31,
Fund	2010	2010	2009
International Equity Institutional Fund	2.10%	128.99%	50.99%
Core Fixed Income Fund	166.80%	84.40%	46.98%

The Ultra-Short Duration Bond Fund commenced operations on November 30, 2010.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•                  May not (except the Global Equity Fund, Global Financial Services Fund, Global Natural Resources Fund, Asia Bond Institutional Fund and Optimal Allocation Funds) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

86

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not (except the Global Financial Services Fund and Global Natural Resources Fund) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.  For the Tax-Free Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

87

Concentration Policies.  Each of the Following Funds Has a Policy Regarding Concentrating its Investments in the Securities of Companies in the Same or Related Industries as Described Below:

The Global Financial Services Fund:*

•                  Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

The Global Natural Resources Fund:

•                  Will invest more than 25% of its total assets in securities of issuers in natural resources industries.  These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

For each Fund with a policy to concentrate in an industry or group of industries, such Fund will only concentrate in the industry or group of industries identified in its concentration policy, and will not concentrate in any other industries or group of industries.

The Following are the Non-Fundamental Operating Policies of the Funds Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, each Fund (except the Optimal Allocations Funds) will not:

•                  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, each of the Asia Bond Institutional Fund, Global Fixed Income Fund, Global Small Cap Fund and International Equity Institutional Fund (unless noted below) currently does not intend to:

•                  borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or

*                  For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

88

other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•                 purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•                  purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•                  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

•                  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•                  lend portfolio securities in an amount greater than 33 1/3% of its total assets;

•                  pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts (Global Fixed Income Fund and Global Small Cap Fund only).  Additionally, the Asia Bond Institutional Fund may pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act. The Asia Bond Institutional Fund does not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets;

•                  purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts (International Equity Institutional Fund only);

•                  make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets (Global Fixed Income Fund and Global Small Cap Fund only); and

•                  invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs (Global Small Cap Fund only).

89

Each of the Asia Bond Institutional Fund, Core Fixed Income Fund, Global Fixed Income Fund, and Global Small Cap Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of a Fund’s net assets, valued at the time of the transaction, would be invested in such securities.  The International Equity Institutional Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund (except the Asia Bond Institutional Fund, Global Fixed Income Fund, Global Small Cap Fund, International Equity Institutional Fund, Emerging Markets Institutional Fund and Asia-Pacific Equity Institutional Fund) may not:

•                  Sell securities short (except for the U.S. Equity Fund and Equity Long-Short Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.  The U.S. Equity Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

•                  Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•                  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•                  Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Equity Long-Short Fund) except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

90

Each of the U.S. Equity Fund, Global Equity Fund, China Opportunities Fund, Emerging Markets Fund, International Equity Fund, Equity Long-Short Fund, Global Financial Services Fund, Global Natural Resources Fund, Small Cap Fund and Tax Free Income Fund may not:

•                  Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

91

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                           A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

•                           The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Asset Management Inc.); subadviser (Aberdeen Asset Management Investment Services Limited, Aberdeen Asset Management Asia Limited); independent registered public accounting firm (KPMG LLP); custodian, fund accountant, sub-adminstrator (State Street Bank and Trust Company); transfer agent (Citi Fund Services Ohio, Inc.); legal counsel (Willkie Farr & Gallagher, LLP); financial printer (Merrill and Donnelly) and proxy voting service (if applicable).  In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its

92

next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***

P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	None.

Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since	29	None.

93

		1988.

John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, and Director Smarte Carte, Inc. (airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.

John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

94

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***

Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983 — present), Aberdeen Asset Management PLC; Director and Chairman (1995 — present), Aberdeen Asset Management Inc.; Vice President (March 2008 — present), President (2004 — 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991 — present), Aberdeen Asset Management Asia Limited; and Director (2000 — present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	None.

*                               Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**                        The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

***                 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****          Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.

†                                 Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

95

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Gary Marshall Aberdeen Asset Management Limited 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)

Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)

Currently, Director, Vice President and Head of Legal — Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Brian O’Neill Aberdeen Asset	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset

96

Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968		Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)

Currently, Head of Investor Services for Aberdeen Asset Management Inc.  Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc.  Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009.  Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.  Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.

Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

97

Year of Birth: 1979

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)

Currently, U.S. Counsel for Aberdeen Asset Management Inc.  Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.  Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007).

*                  Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**           Mr. Baltrus, Mr. Goodson,  Mr. Sullivan, Ms. Greenstein, Ms. Kennedy, Ms. Melia, Ms. Nichols, Ms. Sitar and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Responsibilities of The Board Of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Subadvisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. McCoy, executive experience at investment banking

98

and securities firms; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; Mr. Smith, experience as managing editor and director of a financial publications firm; and Mr. Solan, accounting background and executive and board experience at a financial services company.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee, Nominating and Fund Governance Committee, and Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The

99

Nominating and Fund Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met 4 times during the fiscal year ended October 31, 2010.

The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3)

100

implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met 3 times during the fiscal year ended October 31, 2010.

The Valuation Committee is comprised of Messrs. Sheehy and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met 4 times during the fiscal year ended October 31, 2010.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Subadvisers, and the Trust’s other service providers (including

101

the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

As of December 31, 2010, the Trustees held shares of the Funds as indicated below.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

P. Gerald Malone

Aberdeen US Equity Fund $1-$10,000

Aberdeen China Opportunities Fund $1-$10,000

Aberdeen International Equity Fund $1-$10,000

Aberdeen Optimal Allocations Fund: Moderate Growth $1-$10,000

Aberdeen Global Fixed Income Fund $1-$10,000

$10,001-$50,000

Richard H. McCoy	Aberdeen Emerging Markets Institutional Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

Peter D. Sacks

Aberdeen Equity Long Short Fund $1-$10,000

Aberdeen Small Cap Fund $1-$10,000

Aberdeen International Equity Fund $1-$10,000

Aberdeen Global Fixed Income Fund $1-$10,000

Aberdeen Emerging Markets Institutional Fund $1-$10,000

$10,001-$50,000

John T. Sheehy	Aberdeen Natural Resources Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

Warren C. Smith	Aberdeen Emerging Markets Institutional Fund $10,001-$50,000	$10,001-$50,000

John F. Solan Jr.	Aberdeen Equity Long Short Fund $1-$10,000 Aberdeen Global Financial Services Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

102

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

Martin Gilbert	$0	$0

* The Family of Investment Companies consists of the Trust, which contains 26 portfolios.

As of December 31, 2010, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

The Independent Trustees receive compensation from the Funds for their service as Board members.  Each Independent Trustee receives a base annual retainer of $40,000 and a meeting fee of $2,750 for each meeting attended.  The Chairman of the Board receives an additional annual retainer of $12,500 and the Chairman of the Audit Committee receives an additional annual retainer of $7,750.  Prior to January 1, 2010, each Independent Trustee received a base annual retainer of $21,000 and a meeting fee of $1,500 for each meeting attended.  The Chairman of the Board received an additional annual retainer of $10,000 and the Chairman of the Audit Committee received an additional annual retainer of $5,000.

The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2010.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$64,167	None	None	$187,567
Richard H. McCoy	$49,333	None	None	$99,083
Peter D. Sacks	$52,083	None	None	$147,758
John T. Sheehy	$52,083	None	None	$167,583
Warren C. Smith	$52,083	None	None	$90,083
Jack Solan	$59,375	None	None	$59,375

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	$0	None	None	$0

* The Aberdeen Fund Complex consists of the Trust, which contains 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

103

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See Waiver of Class A and Class D Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds.  The summary of such Proxy Voting Guidelines is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2010 is available (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time

104

to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Management Investor Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”), affiliates of the Adviser.  The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.  In rendering investment advisory services, the Adviser and Subadvisers may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding (“MOU”) with the Adviser and Subadvisers pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of the Adviser and Subadvisers, including the Fund, as associated persons of the Adviser or Subadvisers, subject to supervision by the Adviser or Subadvisers.

105

The following Funds are subadvised:

Aberdeen Global Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen International Equity Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen Asia Bond Institutional Fund

Aberdeen Global Fixed Income Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Financial Services Fund

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

106

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee

Aberdeen China Opportunities Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.25% 1.20% 1.15%

Aberdeen Emerging Markets Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	1.05% 1.00% 0.95%

Aberdeen Equity Long-Short Fund	$0 up to $1 billion $1 billion and more	1.15% 1.10%

Aberdeen Global Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Aberdeen Global Financial Services Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Aberdeen Global Natural Resources Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.70% 0.65% 0.60%

Aberdeen Global Small Cap Fund	$0 up to $100 million $100 million or more	1.25% 1.00%

Aberdeen International Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.85% 0.80%

Aberdeen Small Cap Fund	$0 up to $100 million $100 million or more	0.95% 0.80%

Aberdeen U.S. Equity Fund	$0 up to $500 million $500 million up to $2 billion $2 billion and more	0.90% 0.80% 0.75%

Aberdeen Asia Bond Institutional Fund	All Assets	0.50%

Aberdeen Core Fixed Income Fund	$0 up to $2 billion $2 billion up to $5 billion $5 billion and more	0.30% 0.275% 0.25%

Aberdeen Global Fixed Income Fund	$0 up to $500 million $500 million up to $1 billion $1 billion and more	0.60% 0.55% 0.50%

Aberdeen Tax-Free Income Fund	$0 up to $250 million $250 million up to $1 billion $1 billion and more	0.425% 0.375% 0.355%

Aberdeen Ultra-Short Duration Bond Fund	All Assets	0.20%

Aberdeen Optimal Allocations	All Assets	0.15%

107

Funds: Growth Fund Moderate Growth Fund Moderate Fund Defensive Fund Specialty Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	All Assets	1.00%

Aberdeen Emerging Markets Institutional Fund	All Assets	0.90%

Aberdeen International Equity Institutional Fund	All Assets	0.80%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, Aberdeen has entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses for a Fund (Global Small Cap Fund and Global Fixed Income Fund will not exclude administrative service fees until July 21, 2010).  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement.  No reimbursement will be made to a Fund unless:  (i) such Fund’s assets exceed $100 million (this limit applies to fees waived prior to the 2010 Expiration Date, as detailed in the chart below); (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years after the date when the Investment Adviser waived investment advisory fees or reimbursed other expenses to the Fund .  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

Until at least February 27, 2013 or otherwise noted, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses for certain Funds of the Trust as follows:

108

Name of Fund	2010 Expense Limitation	2010 Expiration Date	2011 Expense Limitation(1)	2011 Expiration Date
Aberdeen U.S. Equity Fund	1.21%	Feb. 28, 2011	1.21%	Feb. 27, 2013
Aberdeen Global Equity Fund	1.32%	Feb. 28, 2011	1.32%	Feb. 27, 2013
Aberdeen China Opportunities Fund	1.62%	Feb. 28, 2011	1.62%	Feb. 27, 2013
Aberdeen Emerging Markets Fund	1.42%	Feb. 28, 2011	1.42%	Feb. 27, 2013
Aberdeen International Equity Fund	1.24%	Feb. 28, 2011	1.24%	Feb. 27, 2013
Aberdeen Equity Long-Short Fund	1.40%	Feb. 28, 2011	1.40%	Feb. 27, 2013
Aberdeen Global Financial Services Fund	1.19%	Feb. 28, 2011	1.19%	Feb. 27, 2013
Aberdeen Global Natural Resources Fund	1.16%	Feb. 28, 2011	1.16%	Feb. 27, 2013
Aberdeen Small Cap Fund	1.04%	Feb. 28, 2011	1.15%	Feb. 27, 2013
Aberdeen Tax Free Income Fund	0.68%	Feb. 28, 2011	0.68%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Growth	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Moderate Growth	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Moderate	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Defensive	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Optimal Allocations Fund: Specialty	0.25%	Feb. 28, 2011	0.25%	Feb. 27, 2013
Aberdeen Core Income Fund	0.50%	Dec. 1, 2011	0.50%	Feb. 27, 2013
Aberdeen Core Plus Income Fund	0.50%	Feb. 28, 2011	0.50%	Feb. 27, 2013
Aberdeen Asia Bond Institutional Fund	0.65%	July 20, 2011	0.70%	Feb. 27, 2013
Aberdeen Global Fixed Income Fund	0.95%	July 20, 2011(2)	0.95%	Feb. 27, 2013
Aberdeen Global Small Cap Fund	1.30%	July 20, 2011(2)	1.30%	Feb. 27, 2013
Aberdeen International Equity Institutional Fund	0.95%	Dec. 1, 2011	1.10%	Feb. 27, 2013
Aberdeen Emerging Markets Institutional Fund	0.95%	Nov. 23, 2011	1.10%	Feb. 27, 2013
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	1.25%	Feb. 28, 2011	1.25%	Feb. 27, 2013
Aberdeen Ultra-Short Duration Bond Fund	0.40%	December 1, 2011	0.40%	Feb. 27, 2013

(1)          2011 Expense Limitation commences one day after the 2010 Expiration Date.

(2)          Commencing one day after the 2010 Expiration Date, these Funds will exclude Administrative Service Fees from the Operating Expense Limit.

Predecessor Fund Advisers

As explained in the “General Information” section of this Statement of Additional Information, certain Funds in this SAI were created as part of the reorganizations of

(1)   2011 Expense Limitation commences one day after the 2010 Expiration Date.

109

the Nationwide Mutual Funds, the Credit Suisse Funds and the Pacific Capital Funds into the Trust.  Prior to the reorganizations, investment advisory services for the Nationwide Predecessor Funds were provided by Nationwide Fund Advisors (“NFA”), investment advisory services for the Credit Suisse Predecessor Funds were provided by Credit Suisse Asset Management, LLC (“CSAM”) and investment advisory services for the Pacific Capital Funds were provided by Asset Management Group of Bank of Hawaii (“Asset Management Group”). The Predecessor Funds were obligated to pay their respective predecessor investment adviser a monthly fee based on average daily net assets of the applicable Predecessor Fund.  With the exception of the Tax-Free Income Fund, the Core Fixed Income Fund and the International Equity Institutional Fund, the amount paid by the Predecessor Funds to their respective predecessor investment advisers is identical to the amount paid by the Funds to the Adviser.  The Nationwide Predecessor Fund to the Tax-Free Income Fund paid NFA according to the following schedule:

Assets	Investment Advisory Fee
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Pacific Capital Predecessor Fund to each of the Core Fixed Income Fund and International Equity Institutional Fund paid Asset Management Group according to the following schedule:

Fund	Assets	Investment Advisory Fee

Core Fixed Income Fund	All Assets	0.60%

International Equity Institutional Fund	All Assets	0.45%

Additionally, the Predecessor Funds to the Global Natural Resources Fund, U.S. Equity Fund, China Opportunities Fund, Emerging Markets Fund, Global Equity Fund and Global Financial Services Fund were subject to performance fees.

As explained in the “General Information” section of this SAI, the Emerging Markets Institutional Fund was created as part of the reorganization of the Emerging Market Institutional Predecessor Fund into the Trust.  Prior to the reorganization, investment advisory services for the Emerging Market Institutional Predecessor Fund were provided by Aberdeen.  The Emerging Market Institutional Fund was obligated to pay Aberdeen an annual fee paid monthly based on average daily net assets of the Emerging Market Institutional Predecessor Fund.  The contractual management fee paid by the Emerging Market Institutional Predecessor Fund to Aberdeen is identical to the contractual management fee to be paid by the Emerging Market Institutional Fund to Aberdeen.

110

Investment Advisory Fees

The tables below show the investment advisory fees paid or the fees reimbursed by the Funds for the fiscal years ended October 31, 2010, 2009, and 2008 (or for the life of the Fund if shorter).

111

Advisory fee information for the Nationwide Predecessor Funds for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects the investment advisory fees paid or reimbursed to the Nationwide Predecessor Funds’ investment adviser, NFA, by the Nationwide Predecessor Funds and June 23, 2008-October 31, 2008 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.

	November 1, 2009 - October 31, 2010		November 1, 2008 - October 31, 2009		June 23, 2008 — October 31, 2008		November 1, 2007 — June 22, 2008*
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed

China Opportunities Fund	$538,777	$124,703	484,301	344,363	248,236	89,043	763,590	104,955

Emerging Markets Fund	1,487,654	227,462	679,508	367,782	331,804	90,137	899,046	0

Equity Long-Short	5,821,913	1,039,381	2,278,414	701,934	1,043,584	261,716	1,050,605	0

Global Equity Fund	300,966	117,768	279,295	289,932	161,841	113,238	437,073	0

Global Financial Services Fund	354,596	109,374	362,086	219,149	210,378	66,765	389,352	0

Global Natural Resources Fund	677,451	0	,530,111	157,788	304,680	0	490,829	0

Small Cap Fund	1,800,048	607,252	1,831,524	1,440,795	1,537,201	801,093	3,983,061	0

International Equity Fund	3,436,063	33,211	2,265,286	600,210	1,184,475	68,533	2,028,825	177,902

U.S. Equity Fund(2)	445,325	81,398	$491,334	$260,071	$287,799	$75,078	$669,930	$0

112

	November 1, 2009 - October 31, 2010		November 1, 2008 - October 31, 2009		June 23, 2008 — October 31, 2008		November 1, 2007 — June 22, 2008*
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed

Tax-Free Fund	526,655	11,519	529,065	243,207	194,571	76,628	446,391	0

Optimal Allocations Fund: Defensive	13,993	119,905	16,771	190,209	4,688	62,335	4,563	10,659

Optimal Allocations Fund: Growth	16,548	103,533	13,993	196,844	7,427	60,550	16,008	48,501

Optimal Allocations Fund: Moderate Growth	47,412	145,438	41,290	250,002	20,091	97,497	38,488	64,033

Optimal Allocations Fund: Moderate	65,993	159,771	66,127	269,409	28,709	94,768	43,788	63,347

Optimal Allocations Fund: Specialty	60,142	205,186	66,321	400,346	44,024	177,821	101,185	101,198

*                 Fees earned/reimbursed by NFA, the Nationwide Predecessor Funds’ Investment Adviser.

(1)          Fees net of reimbursement.

(2)          The Fund has not paid the performance component of its advisory fee since June 2004.

Advisory fee information for the Credit Suisse Predecessor Funds for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008- July 19, 2009 reflects the investment advisory fees paid or reimbursed to the Credit Suisse Predecessor Funds’ investment adviser, CSAM, by the Credit Suisse Predecessor Funds and July 20, 2009-October 31, 2009 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.  Advisory fee information for the fiscal

113

year ended October 31, 2008 also reflects the investment advisory fees paid or reimbursed to CSAM by the Credit Suisse Predecessor Funds.

	November 1, 2009 - October 31, 2010		July 20, 2009 - October 31, 2009		November 1, 2008 — July 19, 2009*		Year Ended October 31, 2008*
Fund	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned	Fees Reimbursed	Fees Earned(1)	Fees Reimbursed

Asia Bond Institutional Fund(2)	$2,038,214	$241,501	$354,437	$47,632	$882,571	$30,427	$3,194,577	$0

Global Fixed Income Fund	370,645	269,008	127,768	73,352	338,147	323,884	119,553	456,897

Global Small Cap Fund	613,692	411,769	165,214	72,683	348,133	489,518	186,735	790,729

*                 Fees earned/reimbursed by CSAM, the Credit Suisse Predecessor Funds’ investment adviser.

(1)          Fees net of reimbursement.

(2)          Fund commenced operations on May 1, 2007.

114

The table below shows the management fee paid by each of the Emerging Markets Institutional Fund and the Asia-Pacific Equity Institutional Fund to Aberdeen and the fee waived by Aberdeen for the fiscal years ended October 31, 2008, 2009 and 2010 in the case of the Emerging Markets Institutional Fund and for the fiscal period from November 2, 2009 to October 31, 2010 in the case of the Asia-Pacific Institutional Fund.

Investment Advisory Fees

	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid(1)	Fees Waived
Emerging Markets Institutional Fund	$15,424,899	$1,664,469	$4,396,377	$945,057	$1,583,784	$575,764
Asia-Pacific Equity Institutional Fund(2)	1,357,130	90,599	0	0	0	0

(1)  Fees net of reimbursement.

(2) The Asia-Pacific Equity Institutional Fund commenced operations November 2, 2009.

The table below for the Core Fixed Income Fund and International Equity Institutional Fund is broken into multiple time periods to reflect the management fees paid.  For the fiscal period August 1, 2010 to October 31, 2010, the amount is shown for the stub period resulting from the change in the Funds’ fiscal year ends.  For the Funds’ previous fiscal year ended July 31, 2010 the amount is divided into two time periods in the table below: August 1, 2009-July 12, 2010 reflects the advisory fees paid or reimbursed to the Predecessor Funds’ investment adviser, Asset Management Group, by the Predecessor Funds, and July 12, 2010-July 31, 2010 reflects the investment advisory fees paid or reimbursed to Aberdeen by the Funds.  Advisory fee information for the fiscal years ended July 31, 2008 and 2009 also reflect the investment advisory fees paid or reimbursed to Asset Management Group by the Predecessor Funds.

	Fiscal Period August 1, 2010 to October 31, 2010*		Fiscal Year July 12, 2010 to July 31, 2010		Fiscal Year August 1, 2009 to July 12, 2010(1)		Fiscal Year Ended July 31, 2009(1)		Fiscal Year Ended July 31, 2008(1)
Fund	Fees Paid (Before Waiver)	Fees Paid (Before Waiver)	Fees Paid (Before Waiver)	Fees Waived	Fees Paid (Before Waiver)	Fees Waived	Fees Paid (Before Waiver)	Fees Waived	Fees Paid (Before Waiver)	Fees Waived
Core Fixed Income Fund	$145,349	$0	$36,797	$5,293	$1,128,011	$282,003	$1,413,407	$353,358	$1,796,679	$449,173
International Equity Institutional Fund	318,062	22,707	$554,468	$8,758	$408,220	$90,716	$407,023	$90,452	$1,104,228	$245,380

115

* Fund changed its fiscal year end to October 31, 2010

(1)  Fees paid/waived by Asset Management Group, the Predecessor Funds’ Adviser.

Subadvisers

The subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER
Aberdeen Global Equity Fund	Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)
Aberdeen China Opportunities Fund	AAMISL and AAMAL
Aberdeen Emerging Markets Fund	AAMISL and AAMAL
Aberdeen Global Small Cap Fund	AAMISL and AAMAL
Aberdeen International Equity Fund	AAMISL and AAMAL
Aberdeen Global Fixed Income Fund	AAMISL and AAMAL
Aberdeen Asia Bond Institutional Fund	AAMISL and AAMAL
Aberdeen Asia Pacific (Ex-Japan) Equity Institutional Fund	AAMAL
Aberdeen Emerging Markets Institutional Fund	AAMISL and AAMAL
Aberdeen International Equity Institutional Fund	AAMISL and AAMAL

AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, each serve as subadviser to the Funds listed in the chart above.  AAMISL and AAMAL are both affiliates of the Adviser.  AAMISL is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  Effective January 1, 2009: (i) AAMISL assumed the day to day responsibilities for managing the Aberdeen International Equity Fund and Aberdeen Global Equity Fund; (ii) AAMAL and AAMISL share the day to day responsibilities for managing the Aberdeen Emerging Markets Fund (as co-subadvisers); and (iii) AAMAL assumed the day to day responsibilities for managing the Aberdeen China Opportunities Fund.

Subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies.  Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Funds, the subadvisers are entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

116

	SUBADVISORY FEE
FUND	AAMAL	AAMISL
ABERDEEN GLOBAL EQUITY FUND	0.00%	0.90%
ABERDEEN CHINA OPPORTUNITIES FUND	0.90%	0.00%
ABERDEEN EMERGING MARKETS FUND	0.45%	0.45%
ABERDEEN INTERNATIONAL EQUITY FUND	0.00%	0.90%
ABERDEEN GLOBAL FIXED INCOME FUND	0.00%	0.90%
ABERDEEN GLOBAL SMALL CAP FUND	0.00%	0.90%
ABERDEEN INTERNATIONAL EQUITY INSTITUTIONAL FUND	0.00%	0.90%
ABERDEEN ASIA BOND INSTITUTIONAL FUND	0.90%	0.00%
ABERDEEN EMERGING MARKETS INSTITUTIONAL FUND	0.45%	0.45%
ABERDEEN ASIA PACIFIC (EX-JAPAN) EQUITY INSTITUTIONAL FUND	0.90%	N/A

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts of the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2010.

SUBADVISORY FEES

The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives.

AAMISL and AAMAL served as subadvisers to the Emerging Markets Institutional Predecessor Fund.  The contractual sub-advisory fee paid by Aberdeen, on behalf of the Emerging Markets Institutional Predecessor Fund, to AAMISL and AAMAL, respectively, is identical to the contractual sub-advisory fee to be paid by Aberdeen, on behalf of the Fund, to AAMISL and AAMAL.

The following tables set forth the amount paid to the respective subadvisers of the Funds for the fiscal years ended October 31, 2010, 2009, and 2008 (unless otherwise noted).

For the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 3008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects fees paid by NFA to the subadvisers, and June 23, 2008-October 31, 2008 reflects fees paid by Aberdeen to the subadvisers.

117

Fund	November 1, 2009 - October 31. 2010	November 1, 2008 - October 31. 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
China Opportunities Fund(2)	236,914	34,558	124,118	380,648
Emerging Markets Fund(2)	654,160	41,174	165,902	470,834
Equity Long-Short Fund(1)	n/a	n/a	n/a	487,481
Global Equity Fund(2)	132,343	$24,300	80,920	220,988
Global Financial Services Fund(1)	155,925	n/a	n/a	177,432
Global Natural Resources Fund(1)	297,893	n/a	n/a	276,230
International Equity Fund(2)	1,510,926	171,447	592,237	1,085,414
Small Cap Fund(1)	n/a	n/a	n/a	2,186,263
U.S. Equity Fund(1)	n/a	n/a	n/a	$305,190
Tax-Free Income Fund(3)	335,339	336,432	122,881	n/a
Optimal Allocations Fund: Growth(1)	n/a	n/a	n/a	8,538
Optimal Allocations Fund: Moderate Growth(1)	n/a	n/a	n/a	20,527
Optimal Allocations Fund: Moderate(1)	n/a	n/a	n/a	23,353
Optimal Allocations Fund: Defensive(1)	n/a	n/a	n/a	2,434
Optimal Allocations Fund: Specialty(1)	n/a	n/a	n/a	53,965

*  Fees paid by NFA, the Nationwide Predecessor Funds’ investment adviser

(1)           The Predecessor Funds of the Aberdeen U.S. Equity Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Financial Services Fund, Aberdeen Global Natural Resources Fund, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Specialty and Aberdeen Small Cap Fund each had subadvisory arrangements with Aberdeen Asset Management Inc., however, these Aberdeen Funds do not have subadvisory agreements.

118

(2)           Until December 31, 2008, Gartmore Global Partners (“GGP”), 8 Fenchurch Place, London, England ECM4PB served as subadviser to each of the Aberdeen Global Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund and Aberdeen International Equity Fund and its Predecessor Fund.  On January 1, 2009, the sub-advisory agreement with GGP terminated and AAMAL and AAMISL assumed day-to-day management responsibilities.

(3)           Until February 27, 2011, Credit Suisse Asset Management, LLC (“CSAM”), Eleven Madison Avenue, New York, NY 10010 served as subadviser to the Tax-Free Income Fund.  Effective February 28, 2011, the sub-advisory agreement with CSAM terminated and AAMI assumed day-to-day management responsibilities.

For the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 3009 is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects fees paid by CSAM to the subadvisers, and July 20, 2009-October 31, 2009 reflects fees paid by Aberdeen to the subadvisers.  Subadvisory fee information for the fiscal year ended October 31, 2008 also reflects the fees paid by CSAM to the subadvisers.

Fund	November 1, 2009 – October 31, 2010	July 20, 2009 - October 31. 2009	November 1, 2008 – July 19, 2009*	Year Ended October 31, 2008*
Asia Bond Institutional Fund	$376,930	$359,917	$405,975	$1,597,287
Global Fixed Income Fund	241,681	130,200	7,541	63,367
Global Small Cap Fund	321,978	166,218	0	146,723

*  Fees paid by CSAM, the Credit Suisse Predecessor Funds’ investment adviser.

The table below shows the sub-advisory fees relating to the Emerging Markets Institutional Fund paid by Aberdeen to AAMISL and AAMAL for the fiscal years ended October 31, 2008, 2009 and 2010.

	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
Emerging Markets Institutional Fund	$8,092,789	$945,057	$1,056,522

The table below shows the sub-advisory fees relating to the Asia-Pacific Equity Institutional Fund paid by Aberdeen to AAMAL for the fiscal period ended October 31, 2010. The Asia-Pacific Equity Institutional Fund commenced operations on November 2, 2009, so there were no sub-advisory fees to report for the fiscal period from November 2, 2009 to October 31, 2009.

Period Ended October 31, 2010
Asia-Pacific Equity Institutional Fund	$250,736

119

For the International Equity Institutional Fund, the information for the fiscal year ended July 31, 2010 is divided into two time periods in the table below:  August 1, 2009-July 12, 2010 reflects fees paid by Asset Management Group to the Predecessor Fund’s subadvisers, and July 12, 2010-July 31, 2010 reflects fees paid by Aberdeen to the subadvisers. For the fiscal years ended July 31, 2008 and 2009, the fees shown reflect fees paid by Asset Management Group to the Predecessor Fund’s subadvisers.

Fund	August 1, 2009 — October 31, 2010	July 12, 2010 — July 31, 2010	August 1, 2009 —July 12, 2010*	Year Ended July 31, 2009*	Year Ended July 31, 2008*
International Equity Institutional Fund	$173,334	$70,977	$493,628	$495,838	$1,046,555

*Fees paid by Asset Management Group, the Predecessor Fund’s investment adviser.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in each Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio

120

manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2010, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Paul Atkinson	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Ralph Bassett	Equity Long-Short Fund	$1-$10,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Douglas Burtnick	Equity Long-Short Fund	$50,001-$100,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Richard Fonash	Optimal Allocations Fund: Defensive	$10,001-$50,000
	Optimal Allocations Fund: Growth	$0
	Optimal Allocations Fund: Moderate	$10,001-$50,000
	Optimal Allocations Fund: Moderate Growth	$0
	Optimal Allocations Fund: Specialty	$10,001-$50,000
Jason Kotik	Equity Long-Short Fund	$1-$10,000
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Michael Manzo	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Robert Mattson	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Allison Mortensen	Optimal Allocations Fund: Defensive	$0
	Optimal Allocations Fund: Growth	$0
	Optimal Allocations Fund: Moderate	$0
	Optimal Allocations Fund: Moderate Growth	$0
	Optimal Allocations Fund: Specialty	$10,001-$50,000
Francis Radano, III	Equity Long-Short Fund	$0
	Small Cap Fund	$0
	U.S. Equity Fund	$0
Devan Kaloo	Emerging Markets Fund	$0

121

	Emerging Markets Institutional Fund	$0
Joanne Irvine	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Mark Gordon-James	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Fiona Manning	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Stephen Docherty	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Bruce Stout	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Andrew McMenigall	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Samantha Fitzpatrick	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Jamie Cumming	Global Equity Fund	$0
	International Equity Fund	$0
	Global Natural Resources	$0
	Global Financial Services	$0
	Global Small Cap Fund	$0
	International Equity Institutional Fund	$0
Hugh Young	China Opportunities Fund	$0
	Asia Pacific (ex-Japan) Equity Institutional Fund	$0

122

	Emerging Markets Fund	$0
	Emerging Markets Institutional Fund	$0
Frank Tian	China Opportunities Fund	$0
Flavia Cheong	China Opportunities Fund	$0
	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Nicholas Yeo	China Opportunities Fund	$0
Kathy Xu	China Opportunities Fund	$0
Chou Chong	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Andrew Gillan	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Christopher Wong	Asia Pacific (ex-Japan) Equity Institutional Fund	$0
Timothy Vile	Core Fixed Income Fund	$0
Annette Fraser	Global Fixed Income Fund	$0
Simon Hancock	Global Fixed Income Fund	$0
Jon Cunliffe	Global Fixed Income Fund	$0
Christopher Gagnier	Core Fixed Income Fund Tax-Free Income Fund	$0
Neil Moriarty	Core Fixed Income Fund Ultra-Short Duration Bond Fund	$0
Oliver Boulind	Core Fixed Income Fund Ultra-Short Duration Bond Fund	$0
Stephen R. Cianci	Core Fixed Income Fund Ultra-Short Duration Bond Fund	$0
Anthony Michael	Asia Bond Institutional Fund	$0
Scott Bennett	Asia Bond Institutional Fund	$0
Kenneth Akintewe	Asia Bond Institutional Fund	$0
Adam McCabe	Asia Bond Institutional Fund	$0
Yueh Ee-Leen	Asia Bond Institutional Fund	$0
Michael Degernes	Tax-Free Income Fund Ultra-Short Duration Bond Fund	$0
Kam Poon	Ultra-Short Duration Bond Fund	$0
Edward Grant	Tax-Free Income Fund	$0
James Faunce	Tax-Free Income Fund	$0
William Hines	Tax-Free Income Fund	$0

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act

123

as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 5.75%, 3.75% of sales charges on Class A shares of the Tax-Free Fund and the Global Fixed Income Fund, 1.00% on Class C shares of the Funds and 4.00% on Class D shares of the Tax-Free Fund.

Predecessor Distributor

Nationwide Fund Distributors LLC (“NFD”) served as underwriter for each of the Nationwide Predecessor Funds.  Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) served as distributor for each of the Credit Suisse Predecessor Funds.  SEI Investments Distribution Co. served as distributor for the Emerging Markets Institutional Predecessor Fund. Foreside Distribution Services, L.P. (“Foreside”), an independent firm engaged in the mutual fund distribution business, served as principal underwriter and distributor for each of the Pacific Capital Predecessor Funds.

Distributor Fees

The information presented below for the fiscal years ended October 31, 2010, 2009, and 2008 reflects the amounts received in commissions from the sale of shares of certain of the Funds.  With respect to the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects commissions received by NFD, and June 23, 2008-October 31, 2008 reflects commissions received by AFD.  With respect to the

124

successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects commissions received by CSAMSI, and July 20, 2009-October 31, 2009 reflects commissions received by AFD.  Fee information for the fiscal year ended October 31, 2008 also reflects the commissions received by CSAMSI, the Credit Suisse Predecessor Funds’ distributor. With respect to each of the Core Fixed Income Fund and the International Equity Institutional Fund, information is broken into multiple time periods to reflect the amounts received in commissions from the sale of shares of the Funds. For the fiscal period August 1, 2010 to October 31, 2010, the amount is shown for the stub period resulting from the change in the Funds’ fiscal year ends. For the Funds’ fiscal year ended July 31, 2010, the amounts are divided into two time periods: August 1, 2009-July 12, 2010 reflects the amounts received by Foreside, the Predecessor Funds’ distributor, and July 12, 2010-July 31, 2010 reflects years ended July 31, 2008 and 2009 also reflect amounts received by Foreside.  Foreside received annual compensation of $75,000 from the fees paid in accordance with the Pacific Capital Predecessor Funds’ Distribution and Shareholder Service Plans for the Class A shares and the Class C shares of the Core Income Fund’s Pacific Capital Predecessor Fund, which were adopted pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”).

Funds	November 1, 2009 - October 31, 2010	November 1, 2008 - October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
China Opportunities Fund	5,934	10,230	5,489	42,019
Emerging Markets Fund	1,764	1,596	1,689	18,855
Equity Long-Short Fund	16,050	23,399	24,809	16,056
Global Equity Fund	24,460	1,532	139	4,550
International Equity Fund	30,840	6,170	17,546	72,620
Global Financial Services Fund	199	3,612	15,853	26,099
Global Natural Resources Fund	3,741	10,717	7,291	26,954
Small Cap Fund	389	2,484	1,389	4,073
U.S. Equity Fund	555	$837	$136	$4,033
Tax-Free Fund	1,993	2,987	1,137	2,511
Optimal Allocations Fund: Defensive(1)	43	1,170	1,684	1,162

125

Funds	November 1, 2009 - October 31, 2010	November 1, 2008 - October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
Optimal Allocations Fund: Growth	456	798	1,073	1,515
Optimal Allocations Fund: Moderate Growth	367	2,296	3,596	2,972
Optimal Allocations Fund: Moderate	974	2,299	4,019	3,049
Optimal Allocations Fund: Specialty	817	707	657	6,526

*	Reflects commissions received by NFD, the Predecessor Funds’ distributor.
(1)	Commenced operations on December 15, 2006.

Fund	Year Ended October 31, 2010	July 20, 2009 - October 31, 2009	November 1, 2008 – July 19, 2009*	Year Ended October 31, 2008*
Global Fixed Income Fund	795	—	$960	$2,193
Global Small Cap Fund	46,728	—	100	580

*    Reflects commissions received by CSAMSI, the Predecessor Funds’ distributor.

AFD, NFD and CSAMSI also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).  The tables below reflects contingent deferred sales charges paid to AFD, NFD and CSAMSI on redemptions of the Funds’ shares for the fiscal year ended October 31, 2010, 2009 and 2008.  With respect to the successor Funds to the Nationwide Predecessor Funds, information for the fiscal year ended October 31, 2008 is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects proceeds paid to NFD, and June 23, 2008-October 31, 2008 reflects proceeds paid to AFD.  With respect to the successor Funds to the Credit Suisse Predecessor Funds, information for the fiscal year ended October 31, 2009 is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects proceeds paid to CSAMSI, and July 20, 2009-October 31, 2009 reflects proceeds paid to AFD.  Commission information for the fiscal year ended October 31, 2008 also reflects the commissions received by CSAMSI, the Credit Suisse Predecessor Funds’ distributor.

126

Funds	November 1, 2009 – October 31, 2010	November 1, 2008 – October 31, 2009	June 23, 2008 – October 31, 2008	November 1, 2007 – June 22, 2008*
China Opportunities Fund	66,695	12,992	29,121	105,109
Emerging Markets Fund	3,007	1,925	9,322	10,231
Equity Long-Short Fund	9,569	5,689	2,248	3,451
Global Equity Fund	1,618	1,443	5,519	9,125
Global Financial Services Fund	3,989	10,894	8,210	7,520
Global Natural Resources Fund	6,693	9,119	13,228	5,846
International Equity Fund	13,659	36,446	48,503	19,240
Small Cap Fund	26,261	28,688	17,102	91,802
U.S. Equity Fund	3,460	$6,836	$4,288	$5,465
Tax-Free Fund	1,880	3,147	522	684
Optimal Allocations Fund: Defensive	1,497	3,320	1,313	7
Optimal Allocations Fund: Growth	1,943	1,796	2,564	1,222
Optimal Allocations Fund: Moderate Growth	7,250	18,497	2,354	3,523
Optimal Allocations Fund: Moderate	6,046	7,381	4,018	3,978
Optimal Allocations Fund: Specialty	7,691	9,591	2,881	8,472

*           Reflects proceeds received by NFD, the Nationwide Funds’ distributor.

From such contingent deferred sales charges, AFD retained $873,720 for 2010, $861,560 for 2009 and $2,520 for 2008 after reallowances to dealers.  From such contingent deferred sales charges, NFD retained $24,471 for 2008 after reallowances to dealers.

127

Fund	Year Ended October 31, 2010	July 20, 2009 - October 31, 2009	November 1, 2008 – July 19, 2009*	Year Ended October 31, 2008*
Asia Bond Institutional Fund	$—	$—	$0	$0
Global Fixed Income Fund	—	—	51	0
Global Small Cap Fund	—	—	129	825

*    Reflects commissions received by CSAMSI, the Predecessor Funds’ distributor.

From such contingent deferred sales charges, AFD retained $0 for 2010 and 2009 after reallowances to dealers.  From such contingent deferred sales charges, CSAMSI retained $677 and $825 for 2009 and 2008, respectively, after reallowances to dealers.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

•                  1.00% of the average daily net assets of Class C shares for each applicable Fund (0.25% service fees); and

•                  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the

128

majority of the outstanding shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

Under the Predecessor Funds’ respective Distribution Plans under Rule 12b-1 under the 1940 Act the compensation payable to NFD and CSAMSI, as applicable, was identical to the compensation payments under Aberdeen Funds’ Distribution Plan.  The Predecessor Funds to the Asia Bond Institutional Fund and International Equity Institutional Fund offered only Institutional Class shares, which did not have a Rule 12b-1 Plan.

Distribution Plan Fees

During the period November 1, 2009-October 31, 2010, AFD earned the following distribution fees under the Plan for the Funds:

Fund	Class A	Class C	Class D	Class R
China Opportunities Fund	$51,467	$134,387	n/a	$1,657
Emerging Markets Fund	319,976	70,865	n/a	17,709
Equity Long-Short Fund	286,714	263,168	n/a	1,835
Global Equity Fund	69,747	34,027	n/a	3,780
Global Financial Services Fund	60,497	30,618	n/a	1,059
Global Natural Resources Fund	143,600	141,565	n/a	38,859
Global Small Cap Fund	122,068	1,634	n/a	479
International Equity Fund	349,813	361,382	n/a	49,318

129

Fund	Class A	Class C	Class D	Class R
Small Cap Fund	265,820	480,798	n/a	25,394
U.S. Equity Fund	70,844	126,907	n/a	4,472
Core Fixed Income Fund*	1,914	50	n/a	0
Global Fixed Income Fund	9,550	10,183	n/a	0
Tax-Free Fund	23,217	32,137	0	0
Optimal Allocations Fund: Defensive	6,985	56,480	n/a	0
Optimal Allocations Fund: Growth	10,854	56,876	n/a	137
Optimal Allocations Fund: Moderate Growth	31,092	162,246	n/a	56
Optimal Allocations Fund: Moderate	33,476	268,886	n/a	3,491
Optimal Allocations Fund: Specialty	24,132	246,110	n/a	2,098

* For the period from August 1, 2010 to October 31, 2010.

For the period November 1, 2009-October 31, 2010, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

Fund	Advertising	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs (1)	Financing Charges with Respect to B & C Shares	Broker-Dealer Compensation & Costs
China Opportunities Fund	—	—	—	54,127	133,384
Emerging Markets Fund	—	—	—	26,614	381,936
Equity Long-Short Fund	—	—	—	66,613	485,104
Global Equity Fund	—	—	—	1,252	106,302
Global Financial Services Fund	—	—	—	2,193	89,980
Global Natural Resources Fund	—	—	—	28,255	295,769
Global Small Cap Fund	—	—	—	35	124,146
International Equity Fund	—	—	—	29,978	730,534
Small Cap Fund	—	—	—	14,507	757,505
U.S. Equity Fund	—	—	—	2,219	200,004
Tax-Free Fund	—	—	—	1,022	54,331
Core Fixed Income Fund*	—	—	—	—	1,964

130

Global Fixed Income Fund	—	—	—	250	19,483
Optimal Allocations Fund: Defensive	—	—	—	8,121	55,344
Optimal Allocations Fund: Growth	—	—	—	2,746	65,121
Optimal Allocations Fund: Moderate Growth	—	—	—	17,447	175,947
Optimal Allocations Fund: Moderate	—	—	—	33,469	272,383
Optimal Allocations Fund: Specialty	—	—	—	8,211	264,129

(1)	Printing and mailing of prospectuses to other than current Fund shareholders.

*	For the period from August 1, 2010 to October 31, 2010.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the Funds (as applicable).  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R or Institutional Service Class shares of each Fund (as applicable).

131

Predecessor Administrative Services Plan

The Nationwide Mutual Funds entered into Servicing Agreements for the Nationwide Predecessor Funds pursuant to which Nationwide Financial Services, Inc. (“NFS”) agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, NFS received a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R and Institutional Service Class shares of each Fund (as applicable).

Administrative Services Plan Fees

For the period November 1, 2009-October 31, 2010, AFD and its affiliates received the following in administrative services fees from the Funds:

Fund	Class A	Class D	Class R	Institutional Service Class
China Opportunities Fund	$3,307	n/a	$8	$0
Emerging Markets Fund	153,522	n/a	4,660	0
Equity Long-Short Fund	33,953	n/a	177	816
Global Equity Fund	10,746	n/a	2	0
Global Financial Services Fund	29,071	n/a	72	0
Global Natural Resources Fund	53,836	n/a	1,437	0
Global Small Cap Fund	20,872	n/a	0	0
International Equity Fund	110,182	n/a	302	213,063
Small Cap Fund	62,936	n/a	485	0
U.S. Equity Fund	28,988	n/a	5	0
Tax-Free Fund	125	490	0	0
Core Fixed Income Fund*	0	n/a	0	0
Global Fixed Income Fund	138	n/a	0	61,282
Optimal Allocations Fund: Defensive	755	n/a	0	0
Optimal Allocations Fund: Growth	2,186	n/a	50	0
Optimal Allocations Fund: Moderate Growth	3,677	n/a	0	0
Optimal Allocations Fund: Moderate	1,734	n/a	205	0
Optimal Allocations Fund: Specialty	721	n/a	6	0

132

Fund	Class A	Class D	Class R	Institutional Service Class
Asia-Pacific Equity Institutional Fund	n/a	n/a	n/a	2
International Equity Institutional Fund	n/a	n/a	n/a	79

*  For the period from August 1, 2010 to October 31, 2010.  Prior to August 1, 2010, there were no administrative services fees incurred by the Fund.

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.065% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

•                  0.045% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.02% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Predecessor Fund Administration

Nationwide Fund Management LLC (“NFM”) provided various administrative and accounting services to the Nationwide Predecessor Funds.  Each Nationwide Fund paid NFM a combined annual fee based on the Trust’s average daily net assets according to the following schedule*:

133

Asset Level(1)	Aggregate Trust Fee

$0 up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion and more	0.02%

(1)

The assets of each of the Funds of Funds (the Optimal Allocations Funds) were excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds did not pay any part of this fee.

*

In addition to these fees, the Trust paid for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilized and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

State Street Bank and Trust Company (“State Street”) and CSAMSI served as co-administrators to the Credit Suisse Predecessor Funds pursuant to separate written agreements.

For its services, CSAMSI was paid a fee calculated daily and paid monthly at the annual rate of 0.09% of the Global Fixed Income and Global Small Cap Funds’ average daily net assets.  The Asia Bond Institutional Fund did not pay CSAMSI a fee for its services.

The Credit Suisse Funds paid State Street a pro-rata portion of an annual fee based on the Credit Suisse Funds’ fund complex average daily net assets according to the following schedule*:

Asset Level	Fee

$0 up to $5 billion	0.05%
Over $5 billion up to $10 billion	0.03%
Over $10 billion and more	0.02%

*Subject to an annual minimum fee, exclusive of out-of-pocket expenses

SEI Investments Global Funds Services served as administrator to the Emerging Markets Institutional Predecessor Fund.  For its services, SEI Investments Global Funds Services was paid a fee calculated daily and paid monthly based on the following schedule:

Fund’s Average Daily Net Assets	Fee(1) (as a percentage of aggregate average annual assets)

First $250 million	0.10%
$250-$500 million	0.09%
Over $500 million	0.085%

(1) The foregoing fee was subject to a minimum annual fee of $125,000.

Bank of Hawaii served as the Pacific Capital Predecessor Funds’ administrator, providing certain administrative services and functions to the Core Fixed Income Fund’s and International Equity Institutional Fund’s Predecessor Funds.  For its services, Bank of Hawaii was

134

compensated at an annual rate of 0.04% based on the average daily net assets of the, plus out-of-pocket expenses.

Fund Administration Fees

During the fiscal years ended October 31, 2010, 2009 and 2008, the relevant Administrator was paid fees from the Funds as indicated below.

The table below shows the fees paid from the successor Funds to the Nationwide Predecessor Funds.  The fiscal year ended October 31, 2008, is divided into two time periods in the table below: November 1, 2007-June 22, 2008 reflects fees paid to NFM, and June 23, 2008-October 31, 2008 reflects fees paid to Aberdeen.

Fund	November 1, 2009- October 31, 2010	November 1, 2008- October 31, 2009	June 23, 2008- October 31, 2008	November 1, 2007- June 22, 2008*
China Opportunities Fund	$12,402	15,484	7,595	55,128
Emerging Markets Fund	41,161	25,150	11,034	73,891
Equity Long-Short Fund	120,074	61,169	27,524	76,162
Global Equity Fund	9,626	12,578	6,837	43,332
Global Financial Services Fund	11,290	16,314	9,305	36,013
Global Natural Resources Fund	27,786	30,449	15,562	61,058
International Equity Fund	110,225	99,599	47,580	190,453
Small Cap Fund	59,952	87,246	97,574	450,026
U.S. Equity Fund	14,154	$22,184	$9,720	$67,383
Tax-Free Fund	35,795	50,696	11,822	80,736
Optimal Allocations Fund: Defensive	2,688	4,578	79	0
Optimal Allocations Fund: Growth	3,185	3,783	75	0
Optimal Allocations Fund: Moderate Growth	9,094	11,163	211	0
Optimal Allocations Fund: Moderate	12,675	17,799	286	0
Optimal Allocations Fund: Specialty	11,518	18,121	404	0

*         Nationwide SA Capital Trust, the Nationwide Predecessor Funds’ former administrator, and NFM were paid combined fund administration and transfer agency fees from the Predecessor Funds.

The table below shows the fees paid from the successor Funds to the Credit Suisse Predecessor Funds.  The fiscal year ended October 31, 2009, is divided into two time periods in the table below: November 1, 2008-July 19, 2009 reflects fees paid to CSAMSI and State Street, and July 20, 2009-October 31, 2009 reflects fees paid to Aberdeen.  For the fiscal year ended

135

October 31, 2008 the table reflects the fees paid to CSAMSI and State Street by the Credit Suisse Predecessor Funds.

Fund	Year Ended October 31, 2010	July 20, 2009- October 31, 2009	November 1, 2008 - July 20, 2009	Year Ended October 31, 2008
Asia Bond Institutional Fund	$118,943	$24,389	$89,475	$207,766
Global Fixed Income Fund	12,287	4,342	25,002	85,890
Global Small Cap Fund	14,201	4,541	40,640	161,030

The table below shows the fees paid from the successor Fund to the Emerging Markets Institutional Predecessor Fund.  For the fiscal years ended October 31, 2009 and October 31, 2008 the table reflects the fees paid to SEI Investments Global Funds Services by the Emerging Markets Institutional Predecessor Fund.

Fund	Year Ended October 31, 2010	November 1, 2008- October 31, 2009	Year Ended October 31, 2008
Emerging Markets Institutional Fund	$534,619	$458,997	$239,223

The table below shows fees paid from each of the Core Fixed Income Fund and the International Equity Institutional Fund.  The Funds previous fiscal year ended July 31, 2010 is divided into two time periods in the table below: August 1, 2009-July 12, 2010 reflects fees paid to Bank of Hawaii, and July 12, 2010-July 31, 2010 reflects fees paid to Aberdeen.  For the fiscal years ended July 31, 2009 and 2008 the table reflects fees paid to Bank of Hawaii by the Predecessor Funds.

Fund	Fiscal Period August 1, 2010 to October 31, 2010*	Fiscal Period July 12, 2010 to July 31, 2010	Fiscal Period August 1, 2009 to July 12, 2010	Fiscal Year Ended July 31, 2009	Fiscal Year Ended July 31, 2008
Core Fixed Income Fund	$15,028	$4,305	$169,202	$94,228	$119,779
International Equity Institutional Fund	13,376	$2,669	$81,644	$36,180	$98,154

*The successor Funds to the Pacific Capital Predecessor Funds changed their fiscal year ends from July 31st to October 31st in 2010.

The table below shows fees paid from the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund to the Administrator.

136

Fund	Fiscal Period Ended October 31, 2010
Asia-Pacific Equity Institutional Fund(1)	41,512

(1)The Asia-Pacific Equity Institutional Fund commenced operations November 2, 2009.

Transfer Agent  The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant  The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street Bank and Trust Company (“State Street”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, whereby State Street provides custody and fund accounting services for the Funds.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds.   For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1)  In transactions on stock and

(1)          Because the Funds of Funds invest primarily in shares of the Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

137

commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-

138

dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of their receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadvisers are prohibited from considering the broker-dealers’ sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for

139

commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

For the fiscal year ended October 31, 2010, the Funds directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
Global Small Cap Fund	$3,814,261	$496
Equity Long-Short Fund	1,331,026,478	100,421
Global Financial Services Fund	197,091,185	475
Natural Resources Fund	68,519,110	2,129
Optimal Allocations Fund: Growth	3,641,746	35
Optimal Allocations Fund: Moderate Growth	10,909,994	116
Optimal Allocations Fund: Moderate	15,442,285	424
Optimal Allocations Fund: Defensive	4,912,020	56
Optimal Allocations Fund: Specialty	21,848,574	604
Small Cap Fund	159,016,065	26,603
US Equity Fund	48,639,356	3,441

During the fiscal years ended October 31, 2010, 2009 and 2008, the following brokerage commissions were paid by the Funds.

	Year ended October 31,
Fund	2010	2009*,**	2008*,**
China Opportunities Fund	$71,312	$131,020	$398,229
Emerging Markets Fund	135,780	273,727	361,962
Equity Long-Short Fund	1,562,037	1,611,542	2,290,871
Global Equity Fund	19,267	59,486	425,429
Global Financial Services Fund	30,904	60,030	205,309

140

	Year ended October 31,
Fund	2010	2009*,**	2008*,**
Global Natural Resources Fund	92,771	120,043	320,739
Global Small Cap Fund	44,154	62,545	115,664
International Equity Fund	223,433	429,046	1,568,320
Small Cap Fund	203,126	1,302,773	5,313,420
U.S. Equity Fund	43,695	241,499	726,226
Core Fixed Income Fund(1)	0	0	0
Global Fixed Income Fund	3,302	1,427	0
Tax-Free Fund	0	0	0
Optimal Allocations Fund: Defensive	3,765	1,193	1,388
Optimal Allocations Fund: Growth	4,591	447	1,214
Optimal Allocations Fund: Moderate Growth	13,473	1,015	3,490
Optimal Allocations Fund: Moderate	17,778	1,810	5,693
Optimal Allocations Fund: Specialty	28,342	1,206	8,517
Asia Bond Institutional Fund	23,770	13,362	$0
Asia-Pacific Equity Institutional Fund(2)	496,406	n/a	n/a
Emerging Markets Institutional Fund	2,389,195	1,042,496	333,807

* With respect to the Nationwide Predecessor Funds, for time periods prior to June 23, 2008, commissions were paid by the Predecessor Funds.  With respect to the Credit Suisse Predecessor Funds, for time periods prior to July 19, 2009, commissions were paid by the Predecessor Funds.  With respect to the Emerging Markets Institutional Predecessor Fund, for periods ended October 31, 2009, commissions were paid by the Predecessor Fund.  With respect to the Core Fixed Income Predecessor Fund, for periods ended prior to July 12, 2010, no commissions were paid.

**   Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, among others, changes in the Predecessor Fund’s investment sub-advisers, changes in equity management staff and cash flows into and out of Fund.

(1)          The Core Fixed Income Fund reflects the period August 1, 2010 to October 31, 2010.

(2)          The Asia-Pacific Equity Institutional Fund reflects the period November 16, 2009 (commencement of operations) to October 31, 2010.

For the fiscal years ended July 31, 2010, 2009, and 2008, purchase and sale transactions by the Core Fixed Income Fund’s Predecessor Fund did not involve brokerage commissions.  With respect to the International Equity Institutional Fund, the total brokerage commissions paid by the Fund for the fiscal period ended October 31, 2010 and for the previous fiscal years ended July 31, 2010, 2009, and 2008, are set forth in the table below:

141

Fund	August 1, 2010 – October 31, 2010†	Fiscal Year Ended July 31, 2010*	Fiscal Year Ended July 31, 2009*,**	Fiscal Year Ended July 31, 2008*,**
International Equity Institutional Fund	$14,882	$171,683	$171,011	$341,942

†  The successor Fund to the Pacific Capital Predecessor Fund changed its fiscal year end from July 31st to October 31st in 2010.

*   With respect to the Pacific Capital Predecessor Fund, for time periods prior to July 12, 2010, commissions were paid by the Predecessor Fund.

**   Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, among others, changes in the Predecessor Fund’s investment sub-advisers, changes in equity management staff and cash flows into and out of Fund.

During the fiscal year ended October 31, 2010, the following Funds held investments in securities of their regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Small Cap Fund	$368,000	State Street Bank & Trust Company
China Opportunities Fund	2,128,064	Standard Chartered Bank
China Opportunities Fund	1,882,000	State Street Bank & Trust Company
Tax-Free Income Fund	873,000	State Street Bank & Trust Company
U.S. Equity Fund	1,059,285	JP Morgan Chase & Co
U.S. Equity Fund	1,337,432	State Street Bank & Trust Company
Emerging Markets Fund	4,346,724	Standard Chartered Bank
Emerging Markets Fund	6,565,000	State Street Bank & Trust Company
International Equity Fund	11,670,200	Standard Chartered Bank
International Equity Fund	3,612,000	State Street Bank & Trust Company
Global Equity Fund	1,025,227	Standard Chartered Bank
Global Equity Fund	1,490,000	State Street Bank & Trust Company
Global Financial Services Fund	2,197,341	Standard Chartered Bank

142

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Global Financial Services Fund	1,269,504	State Street Bank & Trust Company
Equity Long-Short Fund	6,933,328	JP Morgan Chase & Co
Equity Long-Short Fund	148,664,552	State Street Bank & Trust Company
Optimal Allocations Fund: Moderate	886,545	Credit Suisse
Optimal Allocations Fund: Moderate	11,512,567	Barclays
Optimal Allocations Fund: Moderate	351,000	State Street Bank & Trust Company
Optimal Allocations Fund: Moderate Growth	983,488	Credit Suisse
Optimal Allocations Fund: Moderate Growth	3,213,765	Barclays
Optimal Allocations Fund: Moderate Growth	101,000	State Street Bank & Trust Company
Optimal Allocations Fund: Growth	473,536	Credit Suisse
Optimal Allocations Fund: Growth	342,003	Barclays
Optimal Allocations Fund: Growth	136,000	State Street Bank & Trust Company
Optimal Allocations Fund: Specialty	1,946,917	Credit Suisse
Optimal Allocations Fund: Specialty	743,612	Barclays
Optimal Allocations Fund: Specialty	173,000	State Street Bank & Trust Company
Optimal Allocations Fund: Defensive	187,312	Credit Suisse
Optimal Allocations Fund: Defensive	3,565,335	Barclays
Optimal Allocations Fund: Defensive	139,000	State Street Bank & Trust Company
Global Fixed Income Fund	680,365	JP Morgan Chase & Co

143

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Global Fixed Income Fund	93,979	Merrill Lynch
Global Fixed Income Fund	337,102	Credit Suisse
Global Fixed Income Fund	396,365	Citigroup
Global Fixed Income Fund	121,418	Barclays
Global Fixed Income Fund	77,701	Standard Chartered Bank
Global Fixed Income Fund	454,393	Bank of America
Global Fixed Income Fund	179,117	Morgan Stanley
Global Fixed Income Fund	2,292,000	State Street Bank & Trust Company
Global Fixed Income Fund	113,307	Goldman Sachs & Co.
Global Small Cap Fund	228,000	State Street Bank & Trust Company
Asia Bond Institutional Fund	14,040,532	Barclays
Asia Bond Institutional Fund	38,931,000	State Street Bank & Trust Company
Asia Bond Institutional Fund	12,110,461	Deutsche Bank Securities, Inc.
International Equity Institutional Fund	4,907,297	Standard Chartered Bank
International Equity Institutional Fund	1,938,000	State Street Bank & Trust Company
Asia-Pacific Equity Institutional Fund	13,829,380	Standard Chartered Bank
Asia-Pacific Equity Institutional Fund	10,827,000	State Street Bank & Trust Company
Emerging Markets Institutional Fund	68,645,530	Standard Chartered Bank
Emerging Markets Institutional Fund	96,101,000	State Street Bank & Trust Company
Core Fixed Income Fund	6,145,173	JP Morgan Chase & Co

144

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year End October 31, 2010	Name of Broker or Dealer
Core Fixed Income Fund	4,386,350	Bank of America
Core Fixed Income Fund	583,473	Barclays
Core Fixed Income Fund	5,549,660	Citigroup
Core Fixed Income Fund	3,532,195	Credit Suisse
Core Fixed Income Fund	1,899,409	Goldman Sachs & Co.
Core Fixed Income Fund	2,550,351	Morgan Stanley
Core Fixed Income Fund	5,818,548	Merrill Lynch
Core Fixed Income Fund	5,246,000	State Street Bank & Trust Company
Core Fixed Income Fund	614,924	UBS Warburg

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A and Class D Sales Charges

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Tax-Free Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

145

Class A Shares of the Tax-Free Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class D Shares of the Tax-Free Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	4.50%	4.71%	4.00%
$50,000 up to $100,000	4.00	4.17	3.50
$100,000 up to $250,000	3.00	3.09	2.50
$250,000 up to $500,000	2.50	2.56	1.75
$500,000 up to $1 million	2.00	2.04	1.25
$1 million or more	None	None	None

Using the net asset value per share as of October 31, 2010, the maximum offering price of each Fund’s Class A shares (and Class D shares of the Tax-Free Fund) would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Aberdeen China Opportunities Fund	$20.66	5.75%	$21.92
Aberdeen Emerging Markets Fund	$19.62	5.75%	$20.82
Aberdeen Equity Long-Short Fund	$11.35	5.75%	$12.04
Aberdeen Global Equity Fund	$11.00	5.75%	$11.67
Aberdeen Global Financial Services Fund	$10.52	5.75%	$11.16
Aberdeen Global Natural Resources Fund	$16.60	5.75%	$17.61
Aberdeen Global Small Cap Fund	$21.67	5.75%	$22.99
Aberdeen International Equity Fund	$13.02	5.75%	$13.81
Aberdeen Small Cap Fund	$13.65	5.75%	$14.48
Aberdeen U.S. Equity Fund	$8.64	5.75%	$9.17

146

Aberdeen Core Fixed Income Fund	$11.61	4.25%	$12.13
Aberdeen Global Fixed Income Fund	$10.89	4.25%	$11.37
Aberdeen Tax-Free Income Fund: Class A shares	$10.37	4.25%	$10.83
Aberdeen Tax-Free Income Fund: Class D shares	$10.37	4.50%	$10.86
Aberdeen Optimal Allocations Fund: Defensive	$10.62	5.75%	$11.27
Aberdeen Optimal Allocations Fund: Growth	$10.40	5.75%	$11.03
Aberdeen Optimal Allocations Fund: Moderate Growth	$10.88	5.75%	$11.54
Aberdeen Optimal Allocations Fund: Moderate	$11.42	5.75%	$12.12
Aberdeen Optimal Allocations Fund: Specialty	$11.31	5.75%	$12.00

Waiver of Class A and Class D Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds.  You may also qualify for a waiver of the Class A sales charges.  To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and D shares may be waived for the following purchases:

1)              shares sold to other registered investment companies affiliated with Aberdeen,

2)              shares sold to:

147

a)              any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

c)              any life insurance company separate account registered as a unit investment trust;

d)             Trustees and retired Trustees of the Trust;

e)              directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)                directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)             any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

h)             any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)              Class A shares sold to:

a)              any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

b)             any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)              to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.

Reduction of Sales Charges

Reduction of Class A and Class D Sales Charges

Shareholders can reduce or eliminate Class A and Class D shares’ initial sales charge through one or more of the discounts described below:

148

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.  To the extent you are eligible to purchase Class D shares of an Aberdeen Fund, these purchases may also be combined.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (at least $100,000 in Class A or Class D shares of Global Fixed Income Fund, Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Bond Fund) and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class C Shares to fulfill your Letter of Intent.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

149

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

	Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
U.S. Equity Fund, Global Equity Fund, China Opportunities Fund, Emerging Markets Fund, International Equity Fund, Equity Long-Short Fund, Global Financial Services Fund, Global Natural Resources Fund, Global Small Cap Fund and Optimal Allocations Funds	1.00%	0.50%	0.25%
Small Cap Fund	0.50%	0.50%	0.25%
Tax-Free Income Fund, Core Fixed Income Fund, Global Fixed Income Fund and Ultra-Short Duration Bond Fund	0.75%	0.50%	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Aberdeen Tax-Free Income Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

150

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in

151

determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

Generally, a Fund will pay you for shares that redeem within three days after your redemption request is received.  A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.  Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days, 15 days or 7 days, as set forth in each Fund’s current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

152

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m.  Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is closed.

153

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time.  Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time).  Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees.  In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value.  The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees.  Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may

154

affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated.  “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Fair value prices are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value.  When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Funds of Funds

Shares of the Underlying Funds are valued at their respective NAVs as reported to Aberdeen or its agent.  Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available.  If market quotations are not available, or if Aberdeen determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

155

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

Automatic Asset Transfer - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit.  If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.  Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through the AWP will also count toward the 12% limit.  In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

156

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Class D, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.

If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

157

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/aam.nsf/usRetail/home, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on all Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate

158

the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not Available with the Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

159

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectuses - Updated prospectuses will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen China Opportunities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Fund	Class A, Class C, Class R

Aberdeen Equity Long-Short Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Natural Resources Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

160

FUND	SHARE CLASS
Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen U.S. Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Core Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Debt Local Currency	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global High Yield Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Tax-Free Income Fund	Class A, Class C, Class D

Aberdeen Ultra-Short Duration Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Asia Bond Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen International Equity Institutional Fund	Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

161

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Tax-Free Income Fund and the Funds of Funds.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by

162

individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Medicare Contribution Tax

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

163

Effect of foreign debt investments on distributions.  Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund designated as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

164

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii) a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer,

165

any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii) a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis — Class A and Class D shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

166

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.  Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities.  Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.

167

Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2012 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

168

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the

169

security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs  that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about

170

whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend designated by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

171

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

For taxable years beginning before January 1, 2012, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to a REIT’s distribution to a Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a Fund will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents dying after December 31, 2011.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any

172

treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be

173

subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Additional Tax Information With Respect to Aberdeen Tax-Free Income Fund

The tax information described in “Additional General Tax Information for All Funds” above applies to the Aberdeen Tax-Free Income Fund, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

174

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax.  For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for U.S. federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

175

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Non-U.S. Investors.

In general, exempt-interest dividends designated by the fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Additional Information for the Funds of Funds

Each of the Funds of Funds invests in one or more Underlying Funds that are classified as corporations for U.S. federal income tax purposes.  If an Underlying fund is classified as a partnership, different tax rules may apply.  The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

176

Distributions of Net Investment Income

A Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds.  Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net long-term capital gains may be distributed to a Fund of Funds as capital gain distributions while any net short-term capital gains may be distributed to a Fund of Funds as ordinary income.  A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Distributions from net short-term capital gains are taxable to you as ordinary income.  Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds.  Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

Effect of Foreign Investments on Distributions

Gain or loss realized on the sale of debt securities is treated as ordinary income or loss by an Underlying Fund to the extent attributable to foreign exchange gain or loss.  This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds.  This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds.  A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund.  Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

Pass-through of foreign tax credits.  A Fund of Funds that primarily invests in Underlying Funds organized as corporations will not be permitted to pass through a credit or deduction for their pro rata share of foreign withholding taxes paid by such Underlying Fund.

PFIC securities.  A Fund of Funds (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds intend to mark-to-market these securities under certain

177

provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund or Underlying Fund organized as a corporation is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund or Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund or Underlying Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

U.S. Government Securities

The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds.  Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

MAJOR SHAREHOLDERS

As of January 31, 2011, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of a Fund’s shares.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares except as set forth below.

178

Fund/Class	Shareholder					Percent of the Class Total Assets Held by the Shareholder
ABERDEEN ASIA BOND INSTITUTIONAL FUND	GENWORTH FINANCIAL TRUST CO	OMNIBUS GE PRIVATE ASSET MGMT	3200 N CENTRAL AVE FL 7	PHOENIX AZ 850122468		74.44%

ABERDEEN ASIA BOND INSTITUTIONAL FUND	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		16.10%

ABERDEEN ASIA BOND INSTITUTIONAL FUND	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.93%

ABERDEEN ASIA BOND INST’L FD INST SVC	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			99.97%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL I	STRAFE CO	FBO ANTHONY M CAMPO	W05478008	P O BOX 6924	NEWARK DE 197146924	69.01%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL I	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		21.49%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL I	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			5.48%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL IS	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		74.99%

ABERDEEN ASIAPAC (EXJAPAN) INST FD CL IS	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.05%

ABERDEEN CHINA OPPORTUNITIES FD INST SRV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		93.49%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	16.37%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		10.62%

179

ABERDEEN CHINA OPPORTUNITIES FUND CL A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.19%

ABERDEEN CHINA OPPORTUNITIES FUND CL A	STIFEL, NICOLAUS & COMPANY, INCORPORATED	1225 FRANKLIN AVE	SUITE 150	GARDEN CITY NY 11530		5.11%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		17.54%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		17.16%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	10.49%

ABERDEEN CHINA OPPORTUNITIES FUND CL B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.58%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.08%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	SOUTHWEST SECURITIES, INC.	1201 ELM ST	SUITE 3500	DALLAS TX 75209		16.38%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		9.88%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		7.28%

ABERDEEN CHINA OPPORTUNITIES FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		6.69%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	61.06%

180

ABERDEEN CHINA OPPORTUNITIES FUND CL R	FRONTIER TRUST COMPANY FBO	SO-WEST INC DBA SOUTHWEST AUTO 40	212124	P O BOX 10758	FARGO ND 58106	12.15%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	COUNSEL TRUST DBA MATC FBO	GRIMALDI YEUNG LLP 401 K PROFIT	SHARING PLAN TRUST	1251 WATERFRONT PLACE SUITE 525	PITTSBURGH PA 15222	9.08%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	8.82%

ABERDEEN CHINA OPPORTUNITIES FUND CL R	EQUITY TRUST COMPANY DBA	STERLING TRUST CUSTODIAN FBO	CIPHENT INC	P O BOX 2526	WACO TX 76702	7.69%

ABERDEEN CHINA OPPORTUNITIES FUND INST	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	90.34%

ABERDEEN CHINA OPPORTUNITIES FUND INST	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		9.52%

ABERDEEN CORE INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		77.62%

ABERDEEN CORE INCOME FUND CLASS C	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		57.68%

ABERDEEN CORE INCOME FUND CLASS C	ROBERT W. BAIRD & CO. INCORPORATED	777 EAST WISCONSIN AVE	MILWAUKEE WI 53202			32.35%

ABERDEEN CORE INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		9.97%

ABERDEEN CORE INCOME FUND INST CLASS	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		99.79%

ABERDEEN CORE INCOME FUND INST SRVC CL	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 191037503		100.00%

ABERDEEN EMERGING MARKETS FD CLASS A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		28.96%

181

ABERDEEN EMERGING MARKETS FD CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		26.45%

ABERDEEN EMERGING MARKETS FD CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			8.44%

ABERDEEN EMERGING MARKETS FD CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	7.47%

ABERDEEN EMERGING MARKETS FD CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		5.72%

ABERDEEN EMERGING MARKETS FD CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		5.27%

ABERDEEN EMERGING MARKETS FD CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	55.47%

ABERDEEN EMERGING MARKETS FD CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.59%

ABERDEEN EMERGING MARKETS FD CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.98%

ABERDEEN EMERGING MARKETS FD CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	45.58%

ABERDEEN EMERGING MARKETS FD CLASS C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		11.16%

ABERDEEN EMERGING MARKETS FD CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.20%

ABERDEEN EMERGING MARKETS FD CLASS R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	45.46%

182

ABERDEEN EMERGING MARKETS FD CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	40.48%

ABERDEEN EMERGING MARKETS FD CLASS R	RELIANCE TRUST CO CUSTODIAN	SYNERGY LEGAL PROFESSIONALS	PO BOX 48529	401K PLAN	ATLANTA GA 30362	7.64%

ABERDEEN EMERGING MARKETS INSTL FUND	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		17.29%

ABERDEEN EMERGING MARKETS INSTL FUND	MAC & CO - AUZF0283702	525 WILLIAM PENN PL PO BOX 3198	MUTUAL FUND OPERATIONS	PITTSBURGH PA 15230		13.42%

ABERDEEN EMERGING MARKETS INSTL FUND	WELLS FARGO BANK NA FBO	CLAR DB MUT FD	1040013279	PO BOX 1533	MINNEAPOLIS MN 55480	10.56%

ABERDEEN EMERGING MARKETS INSTL FUND	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.55%

ABERDEEN EMERGING MARKETS INSTL FUND	SEI PRIVATE TRUST COMPANY	C/O UNION BANK ID 797	FBO UNION BANK CTA LAURA L ATKINSON	ONE FREEDOM VALLEY DRIVE	OAKS PA 19456	5.20%

ABERDEEN EMERGING MKTS INSTL FD INST SVC	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		99.10%

ABERDEEN EQUITY LONG-SHORT FUND CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			10.59%

ABERDEEN EQUITY LONG-SHORT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		8.15%

ABERDEEN EQUITY LONG-SHORT FUND CLASS A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		6.88%

ABERDEEN EQUITY LONG-SHORT FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	47.85%

ABERDEEN EQUITY LONG-SHORT FUND CLASS B	LEGENT CLEARING	9300 UNDERWOOD AVE	SUITE 400	OMAHA NE 68114		17.06%

183

ABERDEEN EQUITY LONG-SHORT FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		11.78%

ABERDEEN EQUITY LONG-SHORT FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	61.53%

ABERDEEN EQUITY LONG-SHORT FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.92%

ABERDEEN EQUITY LONG-SHORT FUND CLASS R	ING NATIONAL TRUST	ONE ORANGE WAY	WINDSOR CT 06095			88.75%

ABERDEEN EQUITY LONG-SHORT FUND CLASS R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	11.24%

ABERDEEN EQUITY LONG-SHORT FUND INST CL	SEI PRIVATE TRUST COMPANY	C/O UNION BANK ID 797	FBO UNION BANK CTA LAURA L ATKINSON	ONE FREEDOM VALLEY DRIVE	OAKS PA 19456	71.03%

ABERDEEN EQUITY LONG-SHORT FUND INST CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	11.45%

ABERDEEN EQUITY LONG-SHORT FUND INST CL	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.80%

ABERDEEN EQUITY LONG-SHORT FUND INST SV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		89.60%

ABERDEEN EQUITY LONG-SHORT FUND INST SV	RICHARD H KING	WELFUL LAKE HOUSE	GLOS GL54 3PR	NORTH LEACH	ENGLAND	10.34%

ABERDEEN GBL FINANCIAL SRVS FD INST SRV	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 191037503		100.00%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			58.90%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		10.19%

184

ABERDEEN GBL FINANCIAL SRVS FUND CL A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		7.12%

ABERDEEN GBL FINANCIAL SRVS FUND CL A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.32%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	22.13%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		18.51%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		15.62%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		8.03%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	NTC CO	FBO THOMAS M KRAWCHUK	PO BOX 173301	DENVER CO 802173301		6.58%

ABERDEEN GBL FINANCIAL SRVS FUND CL B	STIFEL, NICOLAUS & COMPANY, INCORPORATED	1225 FRANKLIN AVE	SUITE 150	GARDEN CITY NY 11530		5.23%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.61%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		10.88%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		10.19%

ABERDEEN GBL FINANCIAL SRVS FUND CL C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.02%

185

ABERDEEN GBL FINANCIAL SRVS FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	96.49%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL SPECIALTY	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	50.37%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL MODERATE GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	18.12%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL MODERATE	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	17.08%

ABERDEEN GBL FINANCIAL SRVS FUND INST CL	ABERDEEN OPTIMAL GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	7.79%

ABERDEEN GLOBAL EQUITY FUND CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			19.89%

ABERDEEN GLOBAL EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.26%

ABERDEEN GLOBAL EQUITY FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	51.42%

ABERDEEN GLOBAL EQUITY FUND CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		21.97%

ABERDEEN GLOBAL EQUITY FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.73%

ABERDEEN GLOBAL EQUITY FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	46.28%

ABERDEEN GLOBAL EQUITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		6.26%

ABERDEEN GLOBAL EQUITY FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.27%

186

ABERDEEN GLOBAL EQUITY FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	95.33%

ABERDEEN GLOBAL EQUITY FUND INST CL	US BANK NA	LOUDOUN MUT SELF DIRECTED	PO BOX 1787	MILWAUKEE WI 532011787		50.01%

ABERDEEN GLOBAL EQUITY FUND INST CL	CATHOLIC THEOLOGICAL UNION - ENDOWMENT	5401 S CORNELL AVE	ATTN MICHAEL W CONNORS	CHICAGO IL 60615		45.47%

ABERDEEN GLOBAL FIXED INCOME FD INST CL	TDA TRUST COMPANY	PO BOX 17748	COMPANY HOUSE ACCOUNT	DENVER CO 802170748		80.06%

ABERDEEN GLOBAL FIXED INCOME FD INST CL	PETER D SACKS	20 BURKEBROOK PL STE 507	TORONTO ONTARIO CANADA M4G 0A1			7.93%

ABERDEEN GLOBAL FIXED INCOME FD INST CL	P GERALD MALONE	48 BARMOUTH ROAD	LONDON UNITED KINGDOM SW182DP			7.90%

ABERDEEN GLOBAL FIXED INCOME FD INST SRV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		28.89%

ABERDEEN GLOBAL FIXED INCOME FD INST SRV	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			23.08%

ABERDEEN GLOBAL FIXED INCOME FD INST SRV	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		7.64%

ABERDEEN GLOBAL FIXED INCOME FUND CL A	AMERIPRISE FINANCIAL SERVICES, INC.	5221 AMERIPRISE FINANCIAL CENTER	MINNEAPOLIS MN 55474			7.17%

ABERDEEN GLOBAL FIXED INCOME FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	5.18%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		27.31%

187

ABERDEEN GLOBAL FIXED INCOME FUND CL C	UBS FINANCIAL SERVICES INC.	1000 HARBOR BLVD	8TH FL, COMPLIANCE DEPARTMENT	WEEHAWKEN NJ 07086		25.25%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	15.16%

ABERDEEN GLOBAL FIXED INCOME FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.54%

ABERDEEN GLOBAL SMALL CAP FUND CL A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			26.38%

ABERDEEN GLOBAL SMALL CAP FUND CL A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		13.82%

ABERDEEN GLOBAL SMALL CAP FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	56.17%

ABERDEEN GLOBAL SMALL CAP FUND CL C	AMERIPRISE FINANCIAL SERVICES, INC.	5221 AMERIPRISE FINANCIAL CENTER	MINNEAPOLIS MN 55474			7.28%

ABERDEEN GLOBAL SMALL CAP FUND CL C	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			7.09%

ABERDEEN GLOBAL SMALL CAP FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.52%

ABERDEEN GLOBAL SMALL CAP FUND CL C	MORGAN STANLEY SMITH BARNEY LLC	2000 WESTCHESTER AVE LD	PURCHASE NY 10577			5.28%

ABERDEEN GLOBAL SMALL CAP FUND CL R	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		59.09%

ABERDEEN GLOBAL SMALL CAP FUND CL R	MG TRUST CO	SHERIFF & MORGAN PC SAFE HARBOR	401K	700 17TH ST STE 300	DENVER CO 802023531	8.97%

188

ABERDEEN GLOBAL SMALL CAP FUND CL R	TD AMERITRADE CLEARING, INC.	1005 NORTH AMERITRADE PLACE	BELLEVUE NE 68005			8.80%

ABERDEEN GLOBAL SMALL CAP FUND CL R	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.64%

ABERDEEN GLOBAL SMALL CAP FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	6.03%

ABERDEEN GLOBAL SMALL CAP FUND INST CL	NORTHERN TRUST CO CUSTODIAN	WOODCOCK INVESTMENT FDS NO 2-P	A/C 26-52205	PO BOX 92956	CHICAGO IL 606750001	97.34%

ABERDEEN GLOBAL SMALL CAP FUND INST SRV	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 191037503		100.00%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		18.47%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			13.10%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	10.72%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	STATE STREET BANK	MSDW 401K PRODUCT	1 LINCOLN STREET	BOSTON MA 02111		8.76%

ABERDEEN INTERNATIONAL EQUITY FD CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		7.80%

ABERDEEN INTERNATIONAL EQUITY FD CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.89%

ABERDEEN INTERNATIONAL EQUITY FD CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		18.95%

189

ABERDEEN INTERNATIONAL EQUITY FD CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		16.37%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	37.83%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		13.94%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		7.48%

ABERDEEN INTERNATIONAL EQUITY FD CLASS C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.11%

ABERDEEN INTERNATIONAL EQUITY FD CLASS R	PRIAC	VARIOUS RETIREMENT PLANS	801 PENNSYLVANIA AVE	KANSAS CITY MO 641051307		76.36%

ABERDEEN INTERNATIONAL EQUITY FD CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	11.32%

ABERDEEN INTERNATIONAL EQUITY FD CLASS R	RELIANCE TRUST CO CUSTODIAN	SYNERGY LEGAL PROFESSIONALS	PO BOX 48529	401K PLAN	ATLANTA GA 30362	6.27%

ABERDEEN INTERNATIONAL EQUITY FD INST CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	55.56%

ABERDEEN INTERNATIONAL EQUITY FD INST CL	MAC & CO - AUZF0283702	525 WILLIAM PENN PL PO BOX 3198	MUTUAL FUND OPERATIONS	PITTSBURGH PA 15230		39.15%

ABERDEEN INTERNATIONAL EQUITY FD INST SV	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			43.20%

ABERDEEN INTERNATIONAL EQUITY FD INST SV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		15.31%

ABERDEEN INT’L EQUITY INSTITUTIONAL FUND	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		82.77%

190

ABERDEEN INT’L EQUITY INSTITUTIONAL FUND	BOARD OF GEN EMPLOYEES	RET SYSTEM CITY OF FT LAUDERDALE	GEN RET UAD 1 1 73	UAD 1 1 73 EMPLOYEES, PO BOX 14250	FT LAUDERDALE FL 333024250	11.05%

ABERDEEN INT’L EQUITY INST’L FD INST SVC	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		80.85%

ABERDEEN NATURAL RESOURCES FUND CL A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			50.35%

ABERDEEN NATURAL RESOURCES FUND CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	10.90%

ABERDEEN NATURAL RESOURCES FUND CL A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		9.59%

ABERDEEN NATURAL RESOURCES FUND CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	43.95%

ABERDEEN NATURAL RESOURCES FUND CL B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		12.81%

ABERDEEN NATURAL RESOURCES FUND CL B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.60%

ABERDEEN NATURAL RESOURCES FUND CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	33.29%

ABERDEEN NATURAL RESOURCES FUND CL C	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		16.02%

ABERDEEN NATURAL RESOURCES FUND CL C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.56%

ABERDEEN NATURAL RESOURCES FUND CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.09%

ABERDEEN NATURAL RESOURCES FUND CL C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.05%

191

ABERDEEN NATURAL RESOURCES FUND CL R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	85.38%

ABERDEEN NATURAL RESOURCES FUND CL R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	6.89%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL SPECIALTY	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	32.26%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL MODERATE GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	18.89%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL MODERATE	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	16.58%

ABERDEEN NATURAL RESOURCES INST CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	12.63%

ABERDEEN NATURAL RESOURCES INST CL	ABERDEEN OPTIMAL GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	6.52%

ABERDEEN NATURAL RESOURCES INST CL	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		5.21%

ABERDEEN NATURAL RESOURCES INST SV	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		48.76%

ABERDEEN NATURAL RESOURCES INST SV	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			39.63%

ABERDEEN NATURAL RESOURCES INST SV	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE	3 GATEWAY CENTER	14TH FLOOR	NEWARK NJ 07102		5.56%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		26.38%

192

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PARKWAY	ST PETERSBURG FL 33716			11.36%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	YVONNE L JOSEPHSON	IRA	907 KELTON PL	HIGH POINT NC 272651215		8.74%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.10%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		7.25%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	FREDDY D TELLERIA	MARIA E TELLERIA	JTWROS TOD	5618 HERSHEY LN	ALEXANDRIA VA 22312	6.63%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE A	THOMAS R HICKEY	SHARON STRITE	JTWROS	602 JEFFREY LN	WAYNE PA 19087	5.90%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	47.09%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	JANNEY MONTGOMERY SCOTT LLC	1801 MARKET STREET	PHILADELPHIA PA 19103			14.18%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		9.90%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PARKWAY	ST PETERSBURG FL 33716			5.89%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE B	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PARKWAY	ST PETERSBURG FL 33716			5.40%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	35.39%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		30.94%

193

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.65%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE I	TDA TRUST COMPANY	PO BOX 17748	COMPANY HOUSE ACCOUNT	DENVER CO 802170748		62.62%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE I	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	31.20%

ABERDEEN OPTIMAL ALLOC FD: DEFENSIVE I	WILLIAM J BALTRUS	ROLLOVER IRA	3023 TAFT RD	NORRISTOWN PA 194034059		6.17%

ABERDEEN OPTIMAL ALLOC FD: GROWTH A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		31.92%

ABERDEEN OPTIMAL ALLOC FD: GROWTH A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	18.57%

ABERDEEN OPTIMAL ALLOC FD: GROWTH A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		11.87%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	22.66%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	J.J.B. HILLIARD, W.L. LYONS, LLC	501 S FOURTH AVE	LOUISVILLE KY 40202			12.30%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		10.88%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	SHAHROKH ETTEHADIEH	ROLLOVER IRA	1442 D ST NE	WASHINGTON DC 20002		10.33%

ABERDEEN OPTIMAL ALLOC FD: GROWTH B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		5.52%

194

ABERDEEN OPTIMAL ALLOC FD: GROWTH C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	54.48%

ABERDEEN OPTIMAL ALLOC FD: GROWTH C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		22.38%

ABERDEEN OPTIMAL ALLOC FD: GROWTH C	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		5.11%

ABERDEEN OPTIMAL ALLOC FD: GROWTH R	WILMINGTON TRUST RISC CUST FBO	WOMENS HEALTH SPECIALIST OF YUMA	PO BOX 52129	PHOENIX AZ 85072		97.66%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	AMERIPRISE FINANCIAL SERVICES, INC.	5221 AMERIPRISE FINANCIAL CENTER	MINNEAPOLIS MN 55474			20.19%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		15.95%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	13.92%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		7.55%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		6.57%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH A	MARTIN F RAINE	ROLLOVER IRA	VIALE DELLA PIRAMIDE CESTIA 63 APT 10C	ROME ITALY 00153		5.33%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	31.75%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		16.29%

195

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	50.41%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.06%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH I	P GERALD MALONE	48 BARMOUTH ROAD	LONDON UNITED KINGDOM SW182DP			100.00%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH R	COUNSEL TRUST DBA MATC FBO	GRIMALDI YEUNG LLP 401 K PROFIT	SHARING PLAN TRUST	1251 WATERFRONT PLACE SUITE 525	PITTSBURGH PA 15222	55.48%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	29.27%

ABERDEEN OPTIMAL ALLOC FD: MOD GRWTH R	FRONTIER TRUST COMPANY FBO	SO-WEST INC DBA SOUTHWEST AUTO 40	212124	P O BOX 10758	FARGO ND 58106	15.24%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	42.60%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		10.54%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		7.56%

ABERDEEN OPTIMAL ALLOC FD: MODERATE A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		6.94%

ABERDEEN OPTIMAL ALLOC FD: MODERATE B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	26.94%

ABERDEEN OPTIMAL ALLOC FD: MODERATE B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		20.55%

196

ABERDEEN OPTIMAL ALLOC FD: MODERATE B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		9.18%

ABERDEEN OPTIMAL ALLOC FD: MODERATE C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	41.57%

ABERDEEN OPTIMAL ALLOC FD: MODERATE C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		17.84%

ABERDEEN OPTIMAL ALLOC FD: MODERATE I	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	66.73%

ABERDEEN OPTIMAL ALLOC FD: MODERATE I	TDA TRUST COMPANY	PO BOX 17748	COMPANY HOUSE ACCOUNT	DENVER CO 802170748		24.83%

ABERDEEN OPTIMAL ALLOC FD: MODERATE I	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		7.11%

ABERDEEN OPTIMAL ALLOC FD: MODERATE R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	62.45%

ABERDEEN OPTIMAL ALLOC FD: MODERATE R	FRONTIER TRUST COMPANY FBO	SO-WEST INC DBA SOUTHWEST AUTO 40	212124	P O BOX 10758	FARGO ND 58106	32.91%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	32.40%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		10.14%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		7.19%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE	3 GATEWAY CENTER	14TH FLOOR	NEWARK NJ 07102		5.29%

197

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	59.00%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		13.81%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.16%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	61.84%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.59%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY I	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	94.95%

ABERDEEN OPTIMAL ALLOC FD: SPECIALTY R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	100.00%

ABERDEEN SMALL CAP FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	18.15%

ABERDEEN SMALL CAP FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		11.49%

ABERDEEN SMALL CAP FUND CLASS A	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		9.68%

ABERDEEN SMALL CAP FUND CLASS A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE	3 GATEWAY CENTER	14TH FLOOR	NEWARK NJ 07102		8.79%

ABERDEEN SMALL CAP FUND CLASS A	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.56%

198

ABERDEEN SMALL CAP FUND CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		5.44%

ABERDEEN SMALL CAP FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		17.76%

ABERDEEN SMALL CAP FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	16.31%

ABERDEEN SMALL CAP FUND CLASS B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		15.12%

ABERDEEN SMALL CAP FUND CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		12.28%

ABERDEEN SMALL CAP FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	38.22%

ABERDEEN SMALL CAP FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		12.24%

ABERDEEN SMALL CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		9.20%

ABERDEEN SMALL CAP FUND CLASS C	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		8.70%

ABERDEEN SMALL CAP FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	82.44%

ABERDEEN SMALL CAP FUND CLASS R	MG TRUST COMPANY CUST FBO	SHELTER ROCK CHURCH 403 B PLAN	700 17TH STREET	SUITE 300	DENVER CO 80202	12.67%

ABERDEEN SMALL CAP FUND INST CLASS	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		34.59%

ABERDEEN SMALL CAP FUND INST CLASS	VANGUARD FIDUCIARY TRUST COMPANY	400 DEVON PARK DR	WAYNE PA 190871816			13.03%

199

ABERDEEN SMALL CAP FUND INST CLASS	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	9.41%

ABERDEEN SMALL CAP FUND INST CLASS	WELLS FARGO BANK N.A.	ATTN: MUTUAL FUNDS GROUP MAIL CODE NC1151	1525 WEST W.T. HARRIS BLVD	CHARLOTTE NC 282621151		8.14%

ABERDEEN SMALL CAP FUND INST CLASS	CHARLES SCHWAB & CO., INC.	101 MONTGOMERY STREET	SAN FRANCISCO CA 94104			6.06%

ABERDEEN SMALL CAP FUND INST CLASS	DINGLE CO	PO BOX 75000	DETROIT MI 482753446			5.30%

ABERDEEN SMALL CAP FUND INST SRVC CL	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	94.09%

ABERDEEN SMALL CAP FUND INST SRVC CL	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		5.02%

ABERDEEN TAX-FREE INCOME FD CL A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	5.46%

ABERDEEN TAX-FREE INCOME FD CL B	DOUGLAS J LLEWELLYN	TOD	43 PUTTING GREEN LN	PENFIELD NY 145262548		32.66%

ABERDEEN TAX-FREE INCOME FD CL B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	30.54%

ABERDEEN TAX-FREE INCOME FD CL B	JUDITH A KOVACS	TOD	115 FELDSPAR DR	SYRACUSE NY 13219		7.56%

ABERDEEN TAX-FREE INCOME FD CL B	JOSEPH H BLASS	315 S HICKORY ST APT #209	MOUNT CARMEL PA 17851			5.53%

ABERDEEN TAX-FREE INCOME FD CL C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	76.21%

200

ABERDEEN TAX-FREE INCOME FD CL C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.56%

ABERDEEN U.S. EQUITY FUND CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		22.09%

ABERDEEN U.S. EQUITY FUND CLASS A	FIIOC	THE WIDEWATERS GROUP INC	100 MAGELLAN WAY KWIC	COVINGTON KY 41018		21.38%

ABERDEEN U.S. EQUITY FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	13.18%

ABERDEEN U.S. EQUITY FUND CLASS A	NATIONWIDE INVESTMENT SERVICES CORP.	C/O IPO PORTFOLIO ACCOUNTING	ONE NATIONWIDE PLAZA	COLUMBUS OH 43215		11.23%

ABERDEEN U.S. EQUITY FUND CLASS A	LPL FINANCIAL CORPORATION	ONE BEACON STREET	22ND FLOOR	BOSTON MA 021083106		7.37%

ABERDEEN U.S. EQUITY FUND CLASS B	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	44.07%

ABERDEEN U.S. EQUITY FUND CLASS B	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		16.09%

ABERDEEN U.S. EQUITY FUND CLASS B	E*TRADE CLEARING LLC	135 E. 57TH STREET	FRANKLIN D ROOSEVELT NY 10022			9.65%

ABERDEEN U.S. EQUITY FUND CLASS B	NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	ONE WORLD FINANCIAL CENTER 5TH FLR	NEW YORK NY 102811003		8.31%

ABERDEEN U.S. EQUITY FUND CLASS B	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		8.14%

ABERDEEN U.S. EQUITY FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	63.72%

201

ABERDEEN U.S. EQUITY FUND CLASS C	FIRST CLEARING, LLC	ONE NORTH JEFFERSON AVENUE	MO 3740	ST. LOUIS MO 63103		11.14%

ABERDEEN U.S. EQUITY FUND CLASS R	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	98.26%

ABERDEEN U.S. EQUITY FUND INST CLASS	MERRILL LYNCH, PIERCE, FENNER & SMITH	OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640	4800 DEER LAKE DRIVE EAST	3RD FLOOR	JACKSONVILLE FL 32246	35.88%

ABERDEEN U.S. EQUITY FUND INST CLASS	ABERDEEN OPTIMAL MODERATE GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	32.01%

ABERDEEN U.S. EQUITY FUND INST CLASS	ABERDEEN OPTIMAL MODERATE	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	18.59%

ABERDEEN U.S. EQUITY FUND INST CLASS	ABERDEEN OPTIMAL GROWTH	ASSET ALLOCATION FUND	1735 MARKET ST 32ND FLOOR	ATTN BILL BALTRUS	PHILADELPHIA PA 191037503	10.85%

ABERDEEN ULTRA-SHORT DUR BOND INST	PERSHING LLC	ONE PERSHING PLAZA	PRODUCT SUPPORT, 14TH FLOOR	JERSEY CITY NJ 07399		99.99%

FINANCIAL STATEMENTS

KPMG LLP (“KPMG”) is the Funds’ independent registered public accounting firm.  KPMG audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2010, as set forth in the Funds’ annual report to shareholders, including the report of KPMG, are incorporated by reference into this SAI.  No other parts of any Annual Report are incorporated by reference herein. A copy of the Funds’ Annual Report may be obtained upon request and without charge by writing or by calling 866-667-9231.

202

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager, its Investment Adviser and its affiliated Sub-adviser’s (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically,

in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams’ bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “mutual funds” do not include the Funds listed under each portfolio manager’s name in the opposite column.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Aberdeen Asset Management

Paul Atkinson Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Ralph Bassett Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Douglas Burtnick Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Richard Fonash Optimal Allocations Fund: Defensive Optimal Allocations Fund: Growth Optimal Allocations Fund: Moderate Optimal Allocations Fund: Moderate Growth Optimal Allocations Fund: Specialty	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

Jason Kotik Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Michael J. Manzo Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Robert Mattson Equity Long-Short Fund Small Cap Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
U.S. Equity Fund	Other Accounts: 5 accounts, $956.6 total assets

Allison Mortensen Optimal Allocations Fund: Defensive Optimal Allocations Fund: Growth Optimal Allocations Fund: Moderate Optimal Allocations Fund: Moderate Growth Optimal Allocations Fund: Specialty	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

Francis Radano, III Equity Long-Short Fund Small Cap Fund U.S. Equity Fund	Mutual Funds: 4 accounts, $ 1,335.3 total assets Other Pooled Investment Vehicles: 5 accounts, $615.1 total assets Other Accounts: 5 accounts, $956.6 total assets

Christopher Gagnier Core Fixed Income Fund Tax-Free Income Fund	Mutual Funds: 6 accounts, $1,401.9 total assets Other Pooled Investment Vehicles: 13 accounts, $2,769.2 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Neil Moriarty Core Fixed Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Oliver Boulind Core Fixed Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Stephen R. Cianci Core Fixed Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Timothy Vile Core Fixed Income Fund	Mutual Funds: 7 accounts, $ 1,526.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Michael Degernes Tax-Free Income Fund Ultra-Short Duration Bond Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
assets

Edward Grant Tax-Free Income Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

James Faunce Tax-Free Income Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

William Hines Tax-Free Income Fund	Mutual Funds: 7 accounts, $1,587.8 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Kam Poon Ultra-Short Duration Bond Fund	Mutual Funds: 8 accounts, $1,712.6 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets Other Accounts: 68 accounts, $10,906.9 total assets

Aberdeen Asset Management Investment Services Limited

Devan Kaloo Emerging Markets Fund Emerging Markets Institutional Fund

Mutual Funds:   7 accounts, $ 888.4 total assets

Other Pooled Investment Vehicles:   13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Joanne Irvine Emerging Markets Fund Emerging Markets Institutional Fund

Mutual Funds:   7 accounts, $ 888.4 total assets

Other Pooled Investment Vehicles:  13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Mark Gordon-James Emerging Markets Fund Emerging Markets Institutional Fund

Mutual Funds:  7 accounts, $ 888.4 total assets

Other Pooled Investment Vehicles:   13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Fiona Manning	Mutual Funds: 7 accounts, $ 888.4 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Emerging Markets Fund Emerging Markets Institutional Fund

Other Pooled Investment Vehicles:   13 accounts, $16,515.5 total assets

Other Accounts:   53 accounts, $ 18,018.9 total assets ( 6 accounts, $1,909.7 total assets of which the advisory fee is based on performance)

Stephen Docherty Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Bruce Stout Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Andrew McMenigall Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Samantha Fitzpatrick Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Jamie Cumming Global Equity Fund International Equity Fund Global Financial Services Fund Global Natural Resources Fund Global Small Cap Fund International Equity Institutional Fund

Mutual Funds:  2 accounts, $ 454.8 total assets

Other Pooled Investment Vehicles:   34 accounts, $11,317.6 total assets

Other Accounts:  58 accounts, $16,632.4 total assets (1 account, $63.8 total assets of which the advisory fee is based on performance)

Annette Fraser Global Fixed Income Fund	Mutual Funds: 3 accounts, $573.8 total assets Other Pooled Investment Vehicles: 58

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
accounts, $11,182.2 total assets Other Accounts: 177 accounts, $ 33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Jon Cunliffe Global Fixed Income Fund

Mutual Funds:  3 accounts, $573.8 total assets

Other Pooled Investment Vehicles:  58 accounts, $11,182.2 total assets

Other Accounts:   177 accounts, $ 33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Simon Hancock Global Fixed Income Fund

Mutual Funds:  3 accounts, $573.8 total assets

Other Pooled Investment Vehicles:  58 accounts, $11,182.2 total assets

Other Accounts:   177 accounts, $ 33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Aberdeen Asset Management Asia Limited

Hugh Young China Opportunities Fund Emerging Markets Fund Emerging Markets Institutional Fund Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:  9 accounts, $1,238.6 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Frank Tian China Opportunities Fund

Mutual Funds:   12 accounts, $4,645.8 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Flavia Cheong China Opportunities Fund Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:   11 accounts, $ 4,292.6 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Chou Chong Asia-Pacific (Ex-Japan) Equity	Mutual Funds: 12 accounts, $4,344.7 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Institutional Fund

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Andrew Gillan Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:   12 accounts, $4,344.7 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Christopher Wong Asia-Pacific (Ex-Japan) Equity Institutional Fund

Mutual Funds:   12 accounts, $4,344.7 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Nicholas Yeo China Opportunities Fund

Mutual Funds:   12 accounts, $4,645.8 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Kathy Xu China Opportunities Fund

Mutual Funds:   12 accounts, $4,645.8 total assets

Other Pooled Investment Vehicles:  67 accounts, $40,307.7 total assets

Other Accounts:  118 accounts, $39,203.5 total assets (11 accounts, $3,317.9 total assets of which the advisory fee is based on performance)

Anthony Michael Asia Bond Institutional Fund	Mutual Funds: 3 accounts, $2,716.2 total assets Other Pooled Investment Vehicles: 28 accounts, $5,030.3 total assets Other Accounts: 88 accounts, $21,462.2 total assets

Scott Bennett	Mutual Funds: 1 account, $2,515.8 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Asia Bond Institutional Fund	Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

Kenneth Akintewe Asia Bond Institutional Fund	Mutual Funds: 1 account, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

Adam McCabe Asia Bond Institutional Fund	Mutual Funds: 1 account, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

Yueh Ee-Leen Asia Bond Institutional Fund	Mutual Funds: 1 account, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets Other Accounts: 56 accounts, $13,242.4 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

APPENDIX B — DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.             Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.             Nature of and provisions of the obligation.

3.             Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay

B-1

principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and

B-2

interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

B-3

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B-4

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

B-5

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

B-6

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

B-7

APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

ABERDEEN ASSET MANAGEMENT INC., ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED AND ABERDEEN ASSET MANAGEMENT ASIA LIMITED

Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as

1

recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

C-2

Statement of Additional Information

February 28, 2011

ABERDEEN FUNDS

Aberdeen Emerging Markets Debt Local Currency Fund

Class A — ADLAX • Class C — ADLCX • Class R — AERX • Institutional Class — AEDSX • Institutional Service Class — AEDIX

Aberdeen Global High Yield Bond Fund

Class A — AYDAX • Class C — AYDCX • Class R — AYDRX • Institutional Class — AYDSX • Institutional Service Class — AYDIX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 26 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of Trust listed above (each, a “Fund” and collectively, the “Funds”).  The Trust has twenty-four additional series which are contained in two separate SAIs.

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Funds’ Prospectus dated February 28, 2011.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of the Prospectuses without charge by writing to Citi Fund Services Ohio, Inc. (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 26 separate series, each with its own investment objective.  Each Fund contained in this SAI is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following table sets forth additional information concerning permissible investments and techniques for the Funds.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  If the table is blank it indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.  Please review the Prospectus for important further information regarding the investment objective and policies of each Fund.

References to the “Adviser” below also includes the subadviser(s), as applicable.

1

TYPES OF INVESTMENT OR TECHNIQUE	Emerging Markets Debt Local Currency Fund	Global High Yield Bond Fund
Adjustable Rate Securities	Y	Y
Advance Refunded Bonds		Y
Asset-backed securities		Y
Borrowing	Y	Y
Brady Bonds		Y
Certificates of Deposits and Bankers’ Acceptances		Y
Collateralized mortgage obligations		Y
Common Stock		Y
Convertible securities		Y
Corporate Obligations	Y	Y
Credit Default Swaps	Y	Y
Credit Linked Notes		Y
Currency Transactions	Y	Y
Debt Obligations	Y	Y
Depositary Receipts		Y
Direct Debt Instruments		Y
Dollar roll transactions		Y
Equity Linked Notes		Y
Eurobond Obligations	Y	Y
Eurodollar Instruments		Y
Exchange-Traded Funds		Y
Floating and Variable Rate Instruments	Y	Y
Foreign and Emerging Markets Investment Risk	Y	Y
Foreign Commercial Paper	Y	Y
Foreign Currencies	Y	Y
Foreign fixed income securities including Sovereign Debt and Privatized Enterprises	Y	Y
Foreign Sovereign Debt Risk	Y	Y
Futures	Y	Y
Illiquid and Restricted securities (including Rule 144A Securities)	Y	Y
Indexed Securities		Y
Initial Public Offerings	Y	Y
Investment of securities lending collateral	Y	Y
Lending of portfolio securities	Y	Y
Loan Participations and Assignments		Y
Loans		Y
Money market instruments	Y	Y
Mortgage-backed and mortgage pass-through securities		Y
Municipal Securities		Y

2

TYPES OF INVESTMENT OR TECHNIQUE	Emerging Markets Debt Local Currency Fund	Global High Yield Bond Fund
Non-investment grade debt (High Yield/High Risk Bonds)	Y	Y
Options	Y	Y
Participation Interests		Y
Pay in Kind Bonds and Deferred Payment Securities	Y	Y
Preferred stocks		Y
Put Bonds		Y
Real estate investment trust (REITs)		Y
Recent Market Events Risk	Y	Y
Repurchase agreements		Y
Reverse repurchase agreements	Y	Y
Securities Backed by Guarantees		Y
Securities of Investment companies		Y
Short Sales	Y	Y
Special Situation Companies		Y
Strategic Transactions and Derivatives	Y	Y
Stripped mortgage securities		Y
Structured Securities	Y	Y
Swaps, Caps, Floors and Collars	Y	Y
Standby Commitment Agreements		Y
Stripped zero coupon securities/Custodial Receipts	Y	Y
Supranational Entities	Y	Y
Synthetic Investments		Y
Temporary Investments	Y	Y
Trust Preferred securities		Y
U.S. government securities	Y	Y
Warrants		Y
When-issued/delayed-delivery securities		Y

For further information regarding the investment objectives and policies of the Funds please see the discussions below.

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds,

3

the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Advance Refunded Bonds.   A Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  A Fund may also purchase Municipal Securities that have been refunded prior to purchase by such Fund.

Asset-Backed Securities.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

4

Other Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.  If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

5

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing.  A Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, the applicable Fund’s adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede a Fund’s adviser or subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Brady Bonds.  A Fund may invest in Brady Bonds.  The Ultra-Short Bond Fund will only invest in Brady Bonds that are U.S. dollar denominated and U.S. government guaranteed.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former

6

U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the

7

proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole

8

mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  A Fund may invest in common stock, but currently does not intend to invest in this type of security to any significant extent.  A Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond

9

converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities.  A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred

10

stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Credit Default Swaps.  A Fund may enter into credit default swap contracts.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

11

Credit Linked Notes.  A Fund may invest in credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Currency Transactions.  A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a

12

currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described herein.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the

13

extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging.  While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur

14

at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Debt Obligations

Debt Securities Generally.  The Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”).  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser or subadviser to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s prospectus provides otherwise, the Adviser or

15

subadviser(s) will treat the security as being rated in the highest rating category received from an NRSRO.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Securities.  The Funds may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Medium-Quality Securities.  The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch).  Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed in “High Yield/High Risk Bonds” below.

16

Information Concerning Duration  Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”), or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer

17

duration portfolios.  With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Depositary Receipts.  Certain Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such

18

as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.  Each Fund may invest in all types of direct debt investments, but among these investments the Funds currently intend to invest primarily in direct loans and trade claims.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to a Fund.

19

A Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”).

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equity Linked Notes.  A Fund may invest in equity-linked notes.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of a Fund’s investment objective and strategies.

20

The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, a Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Adviser or subadvisers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, a Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, a Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

Eurobond Obligations.  A Fund may invest in Eurobond obligations, which are fixed income securities.  The Eurobonds that a Fund will purchase may include bonds issued and denominated in euros.  Eurobonds may be issued by government and corporate issuers in Europe.  Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk.  However, Eurobond obligations are also subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income

21

instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (ETFs) that are regulated as registered investment companies under the 1940 Act.  ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  A Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

22

Floating and Variable Rate Instruments.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  The Adviser or subadviser(s) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Foreign and Emerging Markets Investment Risk.  Foreign securities are normally denominated and traded in foreign currencies.  As a result, the value of a Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the

23

repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that

24

exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  The limited liquidity of securities markets in emerging countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Commercial Paper.  A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates (the Ultra-Short Bond Fund will only invest in U.S. dollar denominated and U.S. traded foreign commercial paper).  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its

25

investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currencies.  A Fund may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities.  Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings.  As a result, achievement of a Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which such Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

26

Investments in sovereign debt, including Brady Bonds, involve special risks.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.  These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.  Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative.  There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.  All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition,

27

the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Foreign Sovereign Debt Risk.  A Fund may invest in foreign sovereign debt.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the IMF, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  To the extent that a Fund invests in obligations issued by emerging markets, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

28

Futures.  A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets.  Therefore, the Funds are not subject to commodity pool operator registration and regulation under the CEA.  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

29

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts”.

Illiquid Securities and Restricted Securities (including Rule 144A Securities).

Each Fund may not invest more than 15% of its net assets in illiquid securities.  An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in net asset value or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

30

The SEC has adopted Rule 144A under the Securities Act, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser(s) has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Actwhen selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

Indexed Securities.  A Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

31

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings (IPOs).  Certain Funds may invest in IPOs.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Investment of Securities Lending Collateral.  The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S.  countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

32

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Lending of Portfolio Securities.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modifications.   Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Loan Participations and Assignments.  A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any NRSRO.

33

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of

34

indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt

35

obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Loans.  A Fund may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  A Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  A Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

36

Money Market Instruments.  Money market instruments may include the following types of instruments:

•                  obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                  obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                  obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                  asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                  repurchase agreements;

•                  bank or savings and loan obligations;

•                  commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                  bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                  high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

•                  extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                  unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

37

Mortgage-Backed Securities and Mortgage Pass-Through Securities.  A Fund may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The Ultra-Short Bond Fund will only invest in mortgage-backed securities issued by government agencies. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest.  These variable rates of interest reset periodically to align themselves with market rates.  A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates.  During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant.  Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index.  The amount of interest due to an adjustable rate mortgage security

38

holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

39

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC are stockholder-owned companies chartered by Congress.  FNMA and FHLMC guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.  If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect

40

government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Securities issued by certain private organizations may not be readily marketable.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, a Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

41

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  A Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Non-Investment Grade Debt (High Yield/High Risk Bonds).   A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally

42

involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See Appendix B to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the fund’s assets.  Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict

43

or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

44

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

45

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Participation Interests.  A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest.  A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular

46

intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Put Bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser or subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.  For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, a Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Real Estate Investment Trusts (“REITs”).  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

47

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Recent Market Events.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility and turmoil in the U.S. and international markets.  These events and possible continuing market turbulence may have an adverse effect on the Funds.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities.  In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Repurchase Agreements.  A Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the

48

Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

49

Securities Backed by Guarantees.  A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.

To the extent a Fund invests in another investment company, a Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Short Sales.  Certain Funds may engage in short sales.  In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan.  In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale.  When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction.  Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

50

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price.  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Strategic Transactions and Derivatives.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of

51

any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-

52

taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

53

Over-the-counter options (“OTC options”) entered into by a Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation (“OCC”) issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component

54

transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Stripped Mortgage Securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, a Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  A Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  See “Additional General Tax Information For The Funds” in this SAI.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

55

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which a Fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a

56

notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Standby Commitment Agreements.  These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value.  The cost basis of the security will be adjusted by the amount of the

57

commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Zero Coupon Securities/Custodial Receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Synthetic Investments.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and

58

contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.  Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved.  In addition, Synthetic Investments typically are illiquid.

Temporary Investments.  Generally a Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Trust Preferred Securities.  A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities;

59

there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

60

TIPS Bonds.  TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the

61

underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities and Delayed-Delivery.  A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.  Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s

62

performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The Funds are actively managed.  As such, a Fund may have high portfolio turnover and the portfolio turnover rate is anticipated to exceed 100% per year.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on a Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than a low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

INVESTMENT RESTRICTIONS

The bullet point list provides the fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each Fund:

•                  May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

63

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  For purposes of this restriction, the Adviser or Subadviser will choose an industry classification system (for example, GICS or Barclays) relevant to the Fund’s investment policies and strategies to monitor compliance with the percentage limitation.  The preceding sentence is for clarification purposes only and is not considered part of the fundamental investment restriction.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

As a non-fundamental policy, a Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.  In addition, as a non-fundamental policy, each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

64

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.

Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance

65

Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                  A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

•                  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Asset Management Inc.); subadviser (Aberdeen Asset Management Investment Services Limited, Aberdeen Asset Management Asia Limited); independent registered public accounting firm (KPMG LLP); custodian, fund accountant, sub-adminstrator (State Street Bank and Trust Company); transfer agent (Citi Fund Services Ohio, Inc.); legal counsel (Willkie Farr & Gallagher, LLP); financial printer (Merrill and Donnelly) and proxy voting service (if applicable). In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to a confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

66

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS***
P. Gerald Malone **** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	None.

67

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS***
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, and Director Smarte Carte, Inc. (airport services) from 2007 to 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

68

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS***
Martin Gilbert****† Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983 — present), Aberdeen Asset Management PLC. Director and Chairman (1995 — present), Aberdeen Asset Management Inc. Vice President (March 2008 — present), President (2004 — 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 — present), Aberdeen Asset Management Asia Limited. Director (2000 — present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**

The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

***

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.

†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

69

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Gary Marshall 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)

Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd. and Chief Executive Officer of Aberdeen Asset Management Inc.  He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008) Chief Compliance Officer (Since September 2010)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007) Chief Compliance Officer (Since September 2010)

Currently Director, Vice President and Head of Legal — Americas  for Aberdeen Asset Management Inc.  Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006.  Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 - 2006).

Brian O’Neill Aberdeen Asset	Assistant Treasurer (Since September	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to

70

Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	2008)	joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)

Currently, Head of Investor Services for Aberdeen Asset Management Inc.  Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc.  Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.  Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.

Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Lucia Sitar** Aberdeen Asset	Assistant Secretary (Since March 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney

71

Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**

Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar, Mr. Sullivan and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Responsibilities of The Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Subadvisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. McCoy, executive experience at investment banking and securities firms; Mr. Sacks, accounting  background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; Mr. Smith, experience as managing editor and director of a financial publications firm; and Mr. Solan, accounting background and executive and board experience at a financial services company.

72

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee, Nominating and Fund Governance Committee, and Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Fund Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

73

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met 4 times during the fiscal year ended October 31, 2010.

The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of

74

Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met 3 times during the fiscal year ended October 31, 2010.

The Valuation Committee is comprised of Messrs. Sheehy and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met 4 times during the fiscal year ended October 31, 2010.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

75

Ownership of Shares of the Trust

As of December 31, 2010, the Trustees held shares of the Funds as indicated below.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
P. Gerald Malone

 Aberdeen US Equity Fund  $1-$10,000

Aberdeen China Opportunities Fund  $1-$10,000

Aberdeen International Equity Fund  $1-$10,000

Aberdeen Optimal Allocations Fund: Moderate Growth $1-$10,000

Aberdeen Global Fixed Income Fund  $1-$10,000

$10,001-$50,000
Richard H. McCoy	Aberdeen Emerging Markets Institutional Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000
Peter D. Sacks

 Aberdeen Equity Long Short Fund $1-$10,000

Aberdeen Small Cap Fund $1-$10,000

Aberdeen International Equity Fund $1-$10,000

Aberdeen Global Fixed Income Fund $1-$10,000

Aberdeen Emerging Markets Institutional Fund $1-$10,000

$10,001-$50,000
John T. Sheehy	Aberdeen Natural Resources Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000
Warren C. Smith	Aberdeen Emerging Markets Institutional Fund $10,001-$50,000	$10,001-$50,000
John F. Solan, Jr.	Aberdeen Equity Long Short Fund $1-$10,000 Aberdeen Global Financial Services Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

76

TRUSTEES WHO ARE INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	$0	$0

* The Family of Investment Companies consists of the Trust, which contains 26 portfolios.

As of December 31, 2010, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

The Independent Trustees receive compensation from the Funds for their service as Board members.  Each Independent Trustee receives a base annual retainer of $40,000 and a meeting fee of $2,750 for each meeting attended.  The Chairman of the Board receives an additional annual retainer of $12,500 and the Chairman of the Audit Committee receives an additional annual retainer of $7,750.  Prior to January 1, 2010, each Independent Trustee received a base annual retainer of $21,000 and a meeting fee of $1,500 for each meeting attended.  The Chairman of the Board received an additional annual retainer of $10,000 and the Chairman of the Audit Committee received an additional annual retainer of $5,000.

The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2010.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$64,167	None	None	$187,567
Richard H. McCoy	$49,333	None	None	$99,083
Peter D. Sacks	$52,083	None	None	$147,758
John T. Sheehy	$52,083	None	None	$167,583
Warren C. Smith	$52,083	None	None	$99,083
John F. Solan, Jr.	$59,375	None	None	$99,083

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	$0	None	None	$0

* The Aberdeen Fund Complex consists of the Trust, which contains 26 portfolios, Aberdeen Asia-Pacific Income

77

Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See Waiver of Class A Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, the Adviser, subadviser and affiliated principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Regulations under the federal securities laws require the Trust, the Adviser and subadviser to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds.  The summary of the Proxy Voting Guidelines is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities (when available) may be obtained (1) without charge upon request, by calling 866-667-9231 and (2) on the SEC’s website ad http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to

78

governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.  These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser — Aberdeen Asset Management Inc.

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.  The Emerging Markets Debt Local Currency Fund is subadvised by Aberdeen Asset Management Investment Services Limited (“AAMISL”), an affiliate of Aberdeen. The Global High Yield Bond Fund is subadvised by AAMISL and by Aberdeen Asset Management Asia Limited (“AAMAL”), an affiliate of Aberdeen.  The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

79

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Assets	Advisory Fee
Aberdeen Emerging Markets Debt Local Currency Fund
$0 up to $500 million	0.80%
$500 million or more	0.75%

Aberdeen Global High Yield Bond Fund
$0 up to $500 million	0.65%
$500 million up to $1 billion	0.60%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or its entire investment advisory fee or reimburse other fees for the Funds.  In this regard, Aberdeen has voluntarily agreed to limit its expenses through at least the Fund’s first year of operations and has also entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Funds to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses for a Fund.  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from a Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement.  No reimbursement will be made by a Fund unless:  (i) the total annual expense ratio of the Fund making such reimbursement is less than the limit set forth below; (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iii) the payment of such reimbursement is made no more than three years after the date when the Investment Adviser waived investment advisory fees or reimbursed other expenses to a Fund.  Except as provided for in the Expense Limitation

80

Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

For the Emerging Markets Debt Local Currency Fund and the Global High Yield Bond Fund, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses for a Fund through at least through the Fund’s first year of operations.

The contractual waiver for the Funds is as follows:

Fund	Expense Limitation
Emerging Markets Debt Local Currency Fund	0.90%
Global High Yield Bond Fund	0.75%

Investment Advisory Fees

Prior to the date of this SAI, the Funds had not commenced operations and, therefore, no investment advisory fees were incurred.

Subadviser to the Emerging Markets Debt Local Currency Fund and to the Global High Yield Bond Fund

Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation and U.S. registered investment adviser, serves as subadviser to the Emerging Markets Debt Local Currency Fund and to the Global High Yield Bond Fund.  AAMISL is an affiliate of the Adviser.  AAMISL is located at Bow Bells House, 1 Bread Street, London, England EC4M9HH.

Subject to the supervision of the Adviser and the Trustees, AAMISL manages a portion of the assets of the Emerging Markets Debt Local Currency Fund and a portion of the assets of the Global High Yield Bond Fund in accordance with the Funds’ investment objectives and policies.  AAMISL makes investment decisions for the Emerging Markets Debt Local Currency Fund and the Global High Yield Bond Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Funds, AAMISL is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser for the relevant Fund as detailed below:

81

Funds	Percentage of Advisory Fee Received
Aberdeen Global High Yield Bond Fund	35%
Aberdeen Emerging Markets Debt Local Currency Fund	90%

Subadviser to the Global High Yield Bond Fund

Aberdeen Asset Management Asia Limited (“AAMAL”), a Singapore corporation and U.S. registered investment adviser, serves as subadviser to the Global High Yield Bond Fund.  AAMAL is an affiliate of the Adviser.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

Subject to the supervision of the Adviser and the Trustees, AAMAL manages a portion of the assets of the Global High Yield Bond Fund in accordance with the Fund’s investment objectives and policies.  AAMAL makes investment decisions for the Global High Yield Bond Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Global High Yield Bond Fund, AAMAL is entitled to 5% of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will be available in future reports to the shareholders.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts.  Because the Funds are new, the portfolio managers do not own shares of the Funds.

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor”) have entered into a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually

82

by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of a Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares.  If applicable to a class of the Trust’s shares as described below, the distributor may receive distribution fees from the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges (“CDSC”) imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to dealers 3.75% of sales charges on Class A shares of the Funds and 1.00% on Class C shares of the Funds.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of the Funds (distribution or service fee);

•                  1.00% of the average daily net assets of Class C shares for the Funds (0.25% service fee); and

•                  0.50% of the average daily net assets of the Class R shares of the Funds (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and

83

nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Funds.  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust

84

may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, R or Institutional Service Class shares of each Fund.

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen Asset Management Inc. (the “Adviser”) provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.065% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

•                  0.045% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.02% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

Transfer Agent

The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent and dividend disbursement agent services. The Funds pay separate fees to Citi with respect to the services  Citi provides as transfer agent and dividend disbursing agent.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street Bank and Trust Company (“State Street”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, whereby State Street provides custody and fund accounting services for the Funds.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain

85

administration services to the Funds.   For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a

86

subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadviser to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadviser in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and the subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadviser pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of their receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadviser are prohibited from considering the broker-dealers’ sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

87

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, a Fund may purchase securities from underwriting syndicates of which the subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadviser do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Using the initial net asset value per share the maximum offering price of a Fund’s Class A Shares would be as follows:

Net Asset Value	Maximum Sales Charge	Offering Price to the Public
$10.00	4.25%	$10.43

88

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds.  You may also qualify for a waiver of the Class A sales charges.  To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for the following purchases:

1)              shares sold to other registered investment companies affiliated with Aberdeen,

2)              shares sold to:

a)              any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

c)              any life insurance company separate account registered as a unit investment trust;

d)             Trustees and retired Trustees of the Trust;

e)              directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)                directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)             any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

h)             any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)              Class A shares sold to:

89

a)              any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

b)             any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)              to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.

Reduction of Sales Charges

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Aberdeen Funds, that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.  To the extent you are eligible to purchase Class D shares of an Aberdeen Fund, these purchases may also be combined.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $100,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class C Shares to fulfill your Letter of Intent.  The letter may be backdated up to 90 days to include previous purchases for determining your sales charge.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

90

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of a Fund of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of a Fund.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder

91

servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of

92

these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.  The Funds may also assess redemption fees on shares held less than 15 days as set forth in the Funds’ current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in the Prospectus, the Funds reserve the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to

93

meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange  (the “Exchange”) (usually 4 p.m.  Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,

94

Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is closed.

Each Fund reserves the right not to determine its NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of a Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time.  Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time).  Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees.  In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value.  The pricing service activities and results are reviewed by an officer of the Funds.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees.  Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector;

95

significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

The Funds value foreign securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s NAV is not calculated.  “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Fair value prices are intended to reflect more accurately the value of these securities at the time a Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for a Fund, the Fund will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value.  When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation.  This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer

96

shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

Automatic Asset Transfer.  This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from a Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More).  You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or a Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments.  All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege.  The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market

97

conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.  If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

98

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship”, then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/aam.nsf/usRetail/home, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on the Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System.  Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance.  Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans.  Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

99

Shareholder Confirmations.  You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements.  Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement.  This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

Shareholder Reports.  All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectus.  An updated prospectus will be mailed to you at least annually.

Undeliverable Mail.  If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Funds at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a

100

greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen China Opportunities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund	Class A, Class C, Class R
Aberdeen Equity Long-Short Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Financial Services Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Natural Resources Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Core Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Debt Local Currency	Class A, Class C, Class R, Institutional Service Class, Institutional Class

101

FUND	SHARE CLASS
Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global High Yield Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Tax-Free Income Fund	Class A, Class C, Class D
Aberdeen Ultra-Short Duration Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Defensive	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Moderate	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Optimal Allocations Fund: Specialty	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Asia Bond Institutional Fund	Institutional Service Class, Institutional Class
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class, Institutional Class
Aberdeen International Equity Institutional Fund	Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940

102

Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Fund

The Funds calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.  Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

The Funds may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.

103

Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Medicare Contribution Tax

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities

The Funds are permitted to invest in foreign securities as described above.  Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is

104

required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)            a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from

105

options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii)           a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii)          a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:  98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

106

Sales at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis — Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another fund on or before January 31 of the following calendar year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

107

Qualified Dividend Income for Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by the Funds will be qualified dividend income because the Funds invest primarily in debt instruments.  Income dividends from interest earned by the Funds on debt securities will continue to be taxed at the higher ordinary income tax rates.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2012 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by the Funds

108

will be eligible for the corporate dividends-received deduction because the Funds invest primarily in debt instruments.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to federal income tax.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold

109

offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  The Funds are permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  The Funds may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly, while the Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment.  The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs  that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the

110

regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.   The Funds may invest in securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains. Any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend designated by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

111

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

For taxable years beginning before January 1, 2012, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to a REIT’s distribution to a Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a Fund will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

112

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents dying after December 31, 2011.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

113

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.  As of October 31, 2009, the Funds had not commenced operations and therefore had no capital loss carryforwards.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

MAJOR SHAREHOLDERS

Prior to the date of this SAI, the Funds had not yet commenced operations and the Funds did not have any shareholders.

FINANCIAL STATEMENTS

KPMG LLP (“KPMG”) is the Funds’ independent registered public accounting firm.  KPMG will audit the Funds’ annual statements, once the Funds become operational.  A copy of the Funds’ Annual Report, once available, may be obtained upon request and without charge by writing or by calling 866-667-9231.

114

APPENDIX A — PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”)

The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager, its Investment Adviser and its affiliated Sub-adviser’s (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

A-1

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Other Managed Accounts

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

A-2

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets (In Millions) by Category (as of October 31, 2010)
Aberdeen Asset Management Inc.
Keith Bachman	Mutual Funds: 8 accounts, $1,712.6 total assets Other Pooled Investment Vehicles: 13 accounts, $2,769.2 total assets • Other Accounts: 68 accounts, $10,906.9 total assets
Christopher Gagnier	Mutual Funds: 6 accounts, $1,401.9 total assets Other Pooled Investment Vehicles: 13 accounts, $2,769.2 total assets • Other Accounts: 68 accounts, $10,906.9 total assets
Aberdeen Asset Management Investment Services Limited
James Carver

Mutual Funds:   4  accounts, $615.8 total assets

Other Pooled Investment Vehicles:  61 accounts, $11,592.8 total assets

•                  Other Accounts:   193  accounts, $36,549.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Kevin Daly

Mutual Funds:   4  accounts, $615.8 total assets

Other Pooled Investment Vehicles:  61 accounts, $11,592.8 total assets

•                  Other Accounts:   193  accounts, $36,549.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Brett Diment

Mutual Funds: 4 accounts, $615.8 total assets

Other Pooled Investment Vehicles:  65 accounts, $12,759.4 total assets

Other Accounts:  194 accounts, $36,619.1 total assets

•                  (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Edwin Gutierrez

Mutual Funds:   4  accounts, $615.8 total assets

Other Pooled Investment Vehicles:  61 accounts, $11,592.8 total assets

•                  Other Accounts:   193  accounts, $36,549.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

A-3

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets (In Millions) by Category (as of October 31, 2010)
Stephen Hargreaves

Mutual Funds:   4  accounts, $ 615.8  total assets

Other Pooled Investment Vehicles:   62  accounts, $ 12,348.8 total assets

•                  Other Accounts:  178  accounts, $33,346.2 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Max Wolman

Mutual Funds:   4  accounts, $615.8 total assets

Other Pooled Investment Vehicles:  61 accounts, $11,592.8 total assets

•                  Other Accounts:   193  accounts, $36,549.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Aberdeen Asset Management Asia Limited
Scott Bennett	Mutual Funds: 1 accounts, $2,515.8 total assets Other Pooled Investment Vehicles: 16 accounts, $2,704.2 total assets • Other Accounts: 56 accounts, $13,242.4 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser and Subadvisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser and Subadvisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

A-4

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates, including the Subadvisers.  Whenever decisions are made to buy or sell securities by a Fund and one or more of the other accounts simultaneously, the Adviser or Subadvisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Adviser and Subadvisers that the benefits from the Adviser and Subadvisers organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

A-5

APPENDIX B-DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.                                       Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.                                       Nature of and provisions of the obligation.

3.                                       Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

B-1

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa

B-2

securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

B-3

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial

B-4

commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

B-5

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings

B-6

coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

B-7

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

B-8

APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

Aberdeen Asset Management Inc., Aberdeen Asset Management Asia Limited and

Aberdeen Asset Management Investment Services Limited

Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a

C-1

material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

C-2

Statement of Additional Information

February 28, 2011

ABERDEEN FUNDS

Aberdeen Core Plus Income Fund

Class A - ACBAX

Class C - ACBCX

Class R - ACBRX

Institutional Class - ACBMX

Institutional Service Class - ACBDX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 26 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of Trust listed above (the “Fund”).  The Trust has twenty-five additional series which are contained in two separate SAIs.

This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Fund’s Prospectus dated February 28, 2011.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of the Prospectuses without charge by writing to Citi Fund Services Ohio, Inc. (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 26 separate series, each with its own investment objective.  The Fund is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Fund invests in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Fund.  The following table sets forth additional information concerning permissible investments and techniques for the Fund.  A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique.  A “N” in the table indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

Types of Investment or Technique	Aberdeen Core Plus Income
Adjustable rate securities	Y
Advance Refunded Bonds	Y
Asset-backed securities	Y
Borrowing	Y
Brady Bonds	Y
Certificates of Deposits and Bankers’ Acceptances	Y
Collateralized mortgage obligations	Y
Common stocks	Y
Convertible securities	Y
Corporate Obligations	Y
Credit Default Swaps	Y

1

Types of Investment or Technique	Aberdeen Core Plus Income
Currency Transactions	Y
Direct Debt Instruments	Y
Dollar roll transactions	Y
Eurodollar Instruments	Y
Eurobonds	Y
Foreign currencies	Y
Foreign fixed income securities including Sovereign Debt and Privatized Enterprises	Y
Foreign commercial paper	Y
Forward currency contracts	Y
Futures	Y
Illiquid and Restricted securities	Y
Indexed securities	Y
Inverse Floating Rate Instruments	Y
Investment of securities lending collateral	Y
Lending portfolio securities	Y
Loan Participations and Assignments	Y
Loans	Y
Money market instruments	Y
Mortgage-backed and mortgage pass-through securities	Y
Municipal Securities	Y
Non-investment grade debt (High Yield/High Risk Bonds)	Y
Options	Y
Participation Interests	Y
Pay-in-kind bonds and Deferred payments	Y

2

Types of Investment or Technique	Aberdeen Core Plus Income
securities
Preferred stocks	Y
Private Placement Commercial Paper	Y
Put Bonds	Y
Real estate investment trust (REITs)	Y
Repurchase agreements	Y
Reverse repurchase agreements	Y
Securities backed by guarantees	Y
Securities of Investment companies	Y
Standby Commitment Agreements	Y
Strategic Transactions and Derivatives	Y
Stripped mortgage securities	Y
Structured Securities	Y
Swap, Caps, Floors and Collars	Y
Synthetic Investments	Y
Stripped zero coupon securities/Custodial Receipts	Y
Supranational Entities	Y
Temporary Investments	Y
Trust Preferred Securities	Y
U.S. government securities	Y
Warrants	Y
When-issued/delayed-delivery securities	Y

For further information regarding the investment objectives and policies of the Fund please see the discussions below.

3

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Aberdeen Core Plus Income Fund General Investment Objective and Policies

The Aberdeen Core Plus Income Fund (“Core Plus Income Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.  The Core Plus Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

•                                        U.S. Government securities (including Treasury, agency and government sponsored enterprises),

•                                        Foreign government and agency, supranational, and quasi government obligations,

•                                        Residential mortgage-backed securities (MBS),

•                                        Commercial mortgage-backed securities (CMBS),

•                                        Asset-backed securities (ABS),

•                                        Municipal obligations,

•                                        Corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

•                                        Loan participations and assignments including revolving credit facilities,

•                                        Inflation-indexed securities,

•                                        Non-dollar denominated securities,

•                                        U.S. dollar denominated securities of foreign issuers,

•                                        Cash equivalents, including commercial paper, repurchase agreements, and other short term investments,

•                                        Private placements including securities issued under 144(a),

•                                        Structured securities,

•                                        Derivative instruments including futures, interest rate swaps, options and credit derivatives,

•                                        Securities issued by government and non-government entities in emerging market countries as determined by the Adviser, and

•                                        Currency forward contracts.

Up to 25% of total assets may be invested in securities that are rated below investment grade (“junk bonds”).  Investment grade securities are those rated Baa/BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch,

4

Inc. (“Fitch”), or if unrated, determined by the Adviser to be of comparable quality.  The Core Plus Income Fund may invest in securities issued by sovereign and non-sovereign entities domiciled in emerging market countries as determined by the Adviser.

Exposure to non-dollar denominated fixed income instruments is limited to 25% of the total assets of the Core Plus Income Fund.  Un-hedged exposure to foreign currencies generally will not exceed 10% of the total assets of the Fund.  Currency forwards may be used for hedging purposes, as well as for outright active currency positions. Cross hedging is permitted.  Furthermore, the net incremental aggregate sum of the currency exposures for non-hedging purposes, irrespective of whether they are long or short, cannot exceed 10% of the net assets of the Core Plus Income Fund.

The Core Plus Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures.  The Core Plus Income Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Recent Market Events.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility and turmoil in the U.S. and international markets.  These events and possible continuing market turbulence may have an adverse effect on the Funds.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities.  In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments

5

prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”), or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

Debt Securities Generally.  The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in

6

value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s.  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Adviser or subadviser to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s prospectus provides otherwise, the Adviser or subadviser(s) will treat the security as being rated in the highest rating category received from an NRSRO.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Securities.  The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard &

7

Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Medium-Quality Securities.  The Fund anticipates investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch).  Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.  In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed in “High Yield/High Risk Bonds” below.

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

8

Asset-Backed Securities.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  The Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Other Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales

9

contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.  If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness

10

related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-Backed Securities and Mortgage Pass-Through Securities.  The Fund may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

11

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest.  These variable rates of interest reset periodically to align themselves with market rates.  The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in the Fund would likely decrease.  Also, the Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates.  During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant.  Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index.  The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate,

12

closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC are stockholder-owned companies chartered by Congress.  FNMA and FHLMC guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC. Although the U.S. government has

13

provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose the Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund’s shares.  If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, the Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Securities issued by certain private organizations may not be readily marketable.

14

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, the Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Stripped Mortgage Securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments

15

on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  See “Additional General Tax Information For The Fund” in this SAI.

The Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to

16

pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  The Fund may invest in common stock, but currently do not intend to invest in this type of security to any significant extent.  The Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, the Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, the Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities.  The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

17

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

18

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.  The Fund may invest in all types of direct debt investments, but among these investments the Fund currently intends to invest primarily in direct loans and trade claims.

When the Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  The Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of the Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which the Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  In order to lessen liquidity risk, the Fund anticipates

19

investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

The Fund will not invest in trade claims if it effects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”).

Advance Refunded Bonds.   The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  The Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

The Fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before the Fund is able to purchase them.  Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the

20

security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Eurobond Obligations.  The Fund may invest in Eurobond obligations, which are fixed income securities.  The Eurobonds that the Fund will purchase may include bonds issued and denominated in euros.  Eurobonds may be issued by government and corporate issuers in Europe.  Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk.  However, Eurobond obligations are also subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Foreign Currencies.  The Fund may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held by the Fund will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

21

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities.  Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings.  As a result, achievement of the Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.  These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.  Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative.  There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.  All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

22

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  The Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Brady Bonds.  The Fund may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed,

23

contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are

24

considered speculative.  The Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Foreign Commercial Paper.  The Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  The Fund will purchase such commercial paper for hedging purposes only, not for speculation.  The Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign and Emerging Markets Investment Risk.  Foreign securities are normally denominated and traded in foreign currencies.  As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or

25

interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  The limited liquidity of securities markets in emerging countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it

26

wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.  The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Sovereign Debt Risk- Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the IMF, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  To the extent that the Fund invests in obligations issued by emerging markets, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the

27

past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Currency Hedging.  While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, the

28

Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Non-Investment Grade Debt (High Yield/High Risk Bonds).   The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See Appendix B to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

29

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the fund’s assets.  Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by the Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities.  An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in net asset value or other external events cause the Fund’s investments in illiquid securities to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably

30

practicable.  In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A under the Securities Act, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser(s) has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of the Fund.

Private Placement Commercial Paper.  Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors.  Rule 506 of Regulation D under the Securities Act lists investment companies as an accredited investor.

31

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Borrowing.  The Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes.  The Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage.  The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding.  Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, the Fund’s adviser or subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Fund’s adviser or subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Indexed Securities.  The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms

32

of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Lending of Portfolio Securities.  The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, the Fund can increase its income through the investment of the collateral.  For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modification.   Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned

33

securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Investment of Securities Lending Collateral.  The collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S.  countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

34

Participation Interests.  The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest.  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Real Estate Investment Trusts (“REITs”).  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

35

Repurchase Agreements.  The Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by the Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for the Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  The Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  The Fund generally retains the right to interest and principal payments on the security.  Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including

36

accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Securities Backed by Guarantees.  The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund.

Strategic Transactions and Derivatives.  The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.

It is anticipated that the notional exposure to credit derivatives will not exceed 20% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 25% of the Fund’s total assets.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of

37

any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-

38

taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

Over-the-counter options (“OTC options”) entered into by the Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation

39

(“OCC”) issued and exchange listed index options, will generally provide for cash settlement.  As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s

40

judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Futures.  The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), which regulates trading in the futures markets.  Therefore, the Funds are not subject to commodity pool operator registration and regulation under the CEA.  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be

41

required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation requirements with respect to futures contracts and options thereon are described above under “Use of Segregated and Other Special Accounts”.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  The Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the

42

performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

43

Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which the Fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to

44

protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps.  The Fund may enter into credit default swap contracts.  The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, the Fund would keep the stream of

45

payments and would have no payment of obligations.  As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Synthetic Investments.  In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, the Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.  Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved.  In addition, Synthetic Investments typically are illiquid.

Currency Transactions.  The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its

46

portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described above under “Use of Segregated and Other Special Accounts”.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

47

Stripped Zero Coupon Securities/Custodial Receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities.  The Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust

48

Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate

49

over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund’s average portfolio maturity.  As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

50

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Warrants.  The Fund may invest in warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities and Delayed-Delivery.  The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  The Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner

51

described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.  Under normal market conditions, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Standby Commitment Agreements.  These agreements commit the Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  The Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

52

Temporary Investments.  Generally the Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, the Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest.  Should this occur, the Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

Money Market Instruments.  Money market instruments may include the following types of instruments:

•                  obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                  obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                  obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                  asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                  repurchase agreements;

•                  bank or savings and loan obligations;

•                  commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                  bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is

53

obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                  high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

•                  extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                  unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of the Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.

To the extent the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which the Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

54

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Loan Participations and Assignments.  The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund invests may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more

55

protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

For purposes of the Fund’s concentration limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

56

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Put Bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser or subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.  For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

57

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial

58

obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Loans.  The Fund may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  The Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  The Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

59

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Inverse Floating Rate Instruments.  The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

60

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The Funds are actively managed.  As such, the Fund may have high portfolio turnover and the portfolio turnover rate is anticipated to exceed 100% per year.  The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than a low-turnover fund to generate capital gains that must be distributed to shareholders as taxable income.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

The Fund:

•                  May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue

61

senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies.  The following industries, among others, are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

•                  May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The following are the Non-Fundamental Operating Policies of the Fund Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, the Fund currently does not intend to:

•                  borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•                  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund

62

may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•                  purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•                  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

•                  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•                  lend portfolio securities in an amount greater than 33 1/3% of its total assets; or

•               acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.  However, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, the Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, the Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S.

63

regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of the Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither the Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of the Fund.

The Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month.  The Fund also discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                  The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

64

•                  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Asset Management Inc.); subadviser (Aberdeen Asset Management Investment Services Limited, Aberdeen Asset Management Asia Limited); independent registered public accounting firm (KPMG LLP); custodian, fund accountant, sub-adminstrator (State Street Bank and Trust Company); transfer agent (Citi Fund Services Ohio, Inc.); legal counsel (Willkie Farr & Gallagher, LLP); financial printer (Merrill and Donnelly) and proxy voting service (if applicable).  In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to a confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

65

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
P. Gerald Malone **** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	None.

Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc.	29	None.

66

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
		(investment management) since 1988.

John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, and Director Smarte Carte, Inc. (airport services) from 2007 to 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications,	26	None.

67

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
		including The Bank Credit Analyst) from 1982 to 2009.

John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

Martin Gilbert****† Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983 – present), Aberdeen Asset Management PLC. Director and Chairman (1995 – present), Aberdeen Asset Management Inc. Vice President (March 2008 – present), President (2004 – 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 – present), Aberdeen Asset Management Asia Limited. Director (2000 – present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	None.

68

*                  Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**           The Aberdeen Fund Complex consists of the Trust which currently consists of 23 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

***    Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.

†                   Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Gary Marshall 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)

Gary Marshall is Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, and chief executive of Aberdeen Asset Management Life and Pensions Ltd. and Chief Executive Officer of Aberdeen Asset Management Inc.  He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges.  Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

69

Year of Birth: 1961

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)

Currently, Director, Vice President and Head of Legal — Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)

Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer.  Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)

Currently, Head of Investor Services for Aberdeen Asset Management Inc.  Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc.  Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street	Vice President (Since September 2010)

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009.  Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.  Prior to that, Mr. Griffiths was Chief Executive Officer, Chief Investment Officer (UK) and Global Head of Fixed Income at AXA Investment Managers from January 2003 to March 2007.

70

London EC4M 9HH Year of Birth: 1967

Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)

Currently, U.S. Counsel for Aberdeen Asset Management Inc.  Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.  Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 - 2007).

*         Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

** Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar, Mr. Sullivan and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Responsibilities of The Board Of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser,

71

Subadvisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. McCoy, executive experience at investment banking and securities firms; Mr. Sacks, accounting  background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; Mr. Smith, experience as managing editor and director of a financial publications firm; and Mr. Solan, accounting background and executive and board experience at a financial services company.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

72

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee, Nominating and Fund Governance Committee, and Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Fund Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other

73

matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met 4 times during the fiscal year ended October 31, 2010.

The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met 3 times during the fiscal year ended October 31, 2010.

The Valuation Committee is comprised of Messrs. Sheehy and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance

74

of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met 4 times during the fiscal year ended October 31, 2010.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of the Trust

As of December 31, 2010, the Trustees held shares of the Funds as indicated below.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
P. Gerald Malone

Aberdeen US Equity Fund  $1-$10,000

Aberdeen China Opportunities Fund  $1-$10,000

Aberdeen International Equity Fund  $1-$10,000

Aberdeen Optimal Allocations Fund: Moderate Growth $1-$10,000

Aberdeen Global Fixed Income Fund  $1-$10,000

$10,001-$50,000

75

Richard H. McCoy	Aberdeen Emerging Markets Institutional Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

Peter D. Sacks

Aberdeen Equity Long Short Fund $1-$10,000

Aberdeen Small Cap Fund $1-$10,000

Aberdeen International Equity Fund $1-$10,000

Aberdeen Global Fixed Income Fund $1-$10,000

Aberdeen Emerging Markets Institutional Fund $1-$10,000

$10,001-$50,000

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
John T. Sheehy	Aberdeen Natural Resources Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

Warren C. Smith	Aberdeen Emerging Markets Institutional Fund $10,001-$50,000	$10,001-$50,000

John F. Solan, Jr.	Aberdeen Equity Long Short Fund $1-$10,000 Aberdeen Global Financial Services Fund $1-$10,000 Aberdeen International Equity Institutional Fund $1-$10,000	$10,001-$50,000

TRUSTEES WHO ARE INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	$0	$0

* As of December 31, 2010, the Core Plus Fund had not yet commenced operations.

* The Family of Investment Companies consists of the Trust, which contains 26 portfolios.

76

As of December 31, 2010, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of the Fund’s shares.

Compensation of Trustees

The Independent Trustees receive compensation from the Funds for their service as Board members.  Each Independent Trustee receives a base annual retainer of $40,000 and a meeting fee of $2,750 for each meeting attended.  The Chairman of the Board receives an additional annual retainer of $12,500 and the Chairman of the Audit Committee receives an additional annual retainer of $7,750.  Prior to January 1, 2010, each Independent Trustee received a base annual retainer of $21,000 and a meeting fee of $1,500 for each meeting attended.  The Chairman of the Board received an additional annual retainer of $10,000 and the Chairman of the Audit Committee received an additional annual retainer of $5,000.

The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2010.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$64,167	None	None	$187,567
Richard H. McCoy	$49,333	None	None	$99,083
Peter D. Sacks	$52,083	None	None	$147,758
John T. Sheehy	$52,083	None	None	$167,583
Warren C. Smith	$52,083	None	None	$90,083
Jack Solan	$59,375	None	None	$59,375

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	$0	None	None	$0

* The Aberdeen Fund Complex consists of the Trust, which contains 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including

77

retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See Waiver of Class A Sales Charges for more information.

Code of Ethics

Federal law requires the Trust, the Adviser, subadviser and affiliated principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Regulations under the federal securities laws require the Trust, the Adviser and subadviser to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds.  The summary of such Proxy Voting Guidelines is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities (when available) may be obtained (1) without charge upon request, by calling 866-667-9231 and (2) on the SEC’s website ad http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below.  These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

78

Investment Adviser - Aberdeen Asset Management Inc.

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.  The Core Plus Income Fund is also subadvised by Aberdeen Asset Management Investment Services Limited (“AAMISL”), an affiliate of Aberdeen. The Adviser and Subadviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $287.0 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the Fund according to the following schedule:

79

Assets	Advisory Fee
$0 up to $500 million	0.325%
$500 million up to $1 billion	0.305%
$1 billion up to $5 billion	0.285%
$5 billion or more	0.255%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Fund, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund.  In this regard, Aberdeen has voluntarily agreed to limit its expenses through at least the Fund’s first year of operations and has also entered into a written expense limitation agreement with the Trust on behalf of the Fund (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses.  Please note that the waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement.  No reimbursement will be made by the Fund unless:  (i) the total annual expense ratio of the Fund is less than the limit set forth below; (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iii) the payment of such reimbursement is made no more than three years after the date when the Investment Adviser waived investment advisory fees or reimbursed other expenses to the Fund.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses through at least through the Fund’s first year of operations. The contractual waiver for the Fund is 0.50% for all Classes of the Fund.

Investment Advisory Fees

Prior to the date of this SAI, the Fund had not commenced operations and, therefore, no investment advisory fees were incurred.

80

Subadviser

AAMISL, a United Kingdom corporation and U.S. registered investment adviser, serves as subadviser to the Fund.  AAMISL is an affiliate of the Adviser.  AAMISL is located at One Bow Churchyard, London, England EC4M9HH.

Subject to the supervision of the Adviser and the Trustees, AAMISL manages a portion of the assets of the Fund in accordance with the Fund’s investment objectives and policies.  AAMISL makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Fund, AAMISL receives annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Fund, as follows:

Assets	Subadvisory Fee
$0 up to $500 million	0.04875%
$500 million up to $1 billion	0.04575%
$1 billion up to $5 billion	0.04275%
$5 billion or more	0.03825%

A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Fund will be available in future reports to the shareholders.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts.  Because the Fund is new, the portfolio managers do not own shares of the Fund.

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the

81

distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares.  If applicable to a class of the Trust’s shares as described below, the distributor may receive distribution fees from the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges (“CDSC”) imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to dealers 3.75% of sales charges on Class A shares of the Fund and 1.00% on Class C shares of the Fund.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Fund to compensate the Fund’s distributor for expenses associated with the distribution of certain classes of shares of the Fund.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of the Fund (distribution or service fee);

•                  1.00% of the average daily net assets of Class C shares for the Fund (0.25% service fee); and

•                  0.50% of the average daily net assets of the Class R shares of the Fund (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the

82

implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to the Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Fund since it encourages Fund growth and maintenance of Fund assets.  As the Fund grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of the Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Administrative Services Plan

Under the terms of an Administrative Services Plan, the Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Fund.  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Fund pursuant to which the Fund’s distributor has agreed to provide certain administrative support services in connection with the Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the Fund’s distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, R or Institutional Service Class shares of the Fund.

83

Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen Asset Management Inc. (the “Adviser”) provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.065% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

•                  0.045% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.02% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Fund.

Transfer Agent

The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street Bank and Trust Company (“State Street”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, whereby State Street provides custody and fund accounting services for the Fund.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Fund.   For the administration services provided by State Street to the Fund, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

84

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or subadviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts

85

(including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Adviser and the subadviser to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadviser in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and the subadviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadviser pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadviser are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Fund.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such

86

transactions is obtained from the SEC.  However, the Fund may purchase securities from underwriting syndicates of which the subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act.  Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadviser do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Using the initial net asset value per share the maximum offering price of the Fund’s Class A Shares would be as follows:

Net Asset Value	Maximum Sales Charge	Offering Price to the Public

$10.00	4.25%	$10.43

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund.  You may also qualify for a waiver of the Class A sales charges.  To receive the

87

reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for the following purchases:

1)              shares sold to other registered investment companies affiliated with Aberdeen,

2)              shares sold:

a)              to any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

c)              to any life insurance company separate account registered as a unit investment trust;

d)             to Trustees and retired Trustees of the Trust;

e)              to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)                to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)             to any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

h)             to any person who pays for the shares with the proceeds from sales of Class D shares of the Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)              Class A shares sold:

a)              to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

88

b)             to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;

4)              to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

Reduction of Sales Charges

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Aberdeen Funds, that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.  To the extent you are eligible to purchase Class D shares of a Aberdeen Fund, these purchases may also be combined.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter Of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent.  The letter may be backdated up to 90 days to include previous purchases for determining your sales charge.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to

89

such purchases, the distributor or the Fund’s Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Fund’s Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Fund.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

90

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of the Fund, one of these other classes may be more appropriate than Class R shares.  Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in

91

determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.  The Fund may also assess redemption fees on shares held less than 15 days as set forth in the Fund’s current prospectus.  Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  Certain intermediaries cannot assess and collect redemption fees from their accounts.  To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

In-Kind Redemptions

The Fund generally plans to redeem their shares for cash with the following exceptions.  As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of the Fund.  Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of the Fund.  Use of the redemption in-kind procedures will allow the Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously

92

designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The net asset value per share (“NAV”) for the Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m.  Eastern Time) on each day that the Exchange is (a “Business Day”) open and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

The Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

93

The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in the Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time.  Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time).  Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees.  In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers.  Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value.  The pricing service activities and results are reviewed by an officer of the Funds.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees.  Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.  Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.  Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

94

The Fund values foreign securities at fair value in the circumstances described below.  Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time.  In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which the Fund’s NAV is not calculated.  “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values.  Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate.  Fair value prices are intended to reflect more accurately the value of these securities at the time the Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value.  When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Asset Accumulation.  This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Fund.

Automatic Asset Transfer.  This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after

95

Fund minimums have been met.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

Automatic Withdrawal Plan (“AWP”) ($50 or More).  You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Fund offers the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments.  All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege.  The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

96

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of the Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.  If you wish to purchase shares of the Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made In The Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Fund may record all instructions to exchange shares.  The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Fund will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded.  The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

97

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Fund reserves the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/aam.nsf/usRetail/home, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on the Fund as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System.  Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information And Assistance.  Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans.  Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations.  You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements.  Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Fund.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your

98

statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement.  This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

Shareholder Reports.  All shareholders will receive reports semi-annually detailing the financial operations of the Fund.

Prospectus.  An updated prospectus will be mailed to you at least annually.

Undeliverable Mail.  If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current NAV of the Fund until the Fund receives further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of the Fund represents an equal proportionate interest in the Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a fund, shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

The Trust presently consists of the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

99

FUND	SHARE CLASS

Aberdeen U.S. Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen China Opportunities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Equity Long-Short Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Natural Resources Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Tax-Free Income Fund	Class A, Class C, Class D

Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Core Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

100

FUND	SHARE CLASS

Aberdeen Asia Bond Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen International Equity Institutional Fund	Institutional Service Class, Institutional Class

Aberdeen Global High Yield Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Emerging Markets Debt Local Currency Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Ultra-Short Duration Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

101

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS

Buying a Dividend

If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Fund

The Fund calculates dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.  Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

102

Medicare Contribution Tax

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities

The Fund is permitted to invest in foreign securities as described above.  Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.  In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to federal income tax (the effect of which might be mitigated by making a mark-to-market election in a

103

year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)            the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

104

(ii)           the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii)          the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:  98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through

105

reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis — Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),

•                  You sell some or all of your original shares within 90 days of their purchase on or before January 31 of the following calendar year, and

•                  You reinvest the sales proceeds in the Fund or in another fund, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions for shares purchased in the Fund on or after January 1, 2012.

U.S. Government Securities

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by the Fund will be qualified dividend income because the Fund invests primarily in debt instruments.  Income dividends from interest

106

earned by the Fund on debt securities will continue to be taxed at the higher ordinary income tax rates.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2012 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction because the Fund invests primarily in debt instruments.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days

107

during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

The Fund may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to federal income tax.  These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.  For example:

Derivatives.  The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Short sales and securities lending transactions.  The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles.  The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

108

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  The Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  The Funds may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment.  The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

109

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.   The Fund may invest in securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the rate will be 28% of any distributions or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains. Any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend designated by the Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property.  The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts

110

(U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

For taxable years beginning before January 1, 2012, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the Fund will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents during after December 31, 2011.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the

111

sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the federal estate tax, if applicable.

U.S tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Reporting. Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different than those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect

112

with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your federal alternative minimum tax.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

113

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax.  For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.  As of October 31, 2009, the Fund had not commenced operations and therefore had no capital loss carryforwards.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

114

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.  Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

115

Non-U.S. Investors.

In general, exempt-interest dividends designated by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

MAJOR SHAREHOLDERS

Prior to the date of this SAI, the Fund had not yet commenced operations and the Fund did not have any shareholders.

FINANCIAL STATEMENTS

KPMG LLP (“KPMG”) is the Fund’s independent registered public accounting firm.  KPMG will audit the Fund’s annual statements, once the Funds become operational.  A copy of the Fund’s Annual Report, once available, may be obtained upon request and without charge by writing or by calling 866-667-9231.

116

APPENDIX A — PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)

The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager, its Investment Adviser and its affiliated Sub-adviser’s (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

A-1

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Other Managed Accounts

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are

A-2

based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets (In Millions) by Category (as of October 31, 2010)

Aberdeen Asset Management Inc.

Keith Bachman	Mutual Funds: 8 accounts, $1,712.6 total assets Other Pooled Investment Vehicles: 13 accounts, $2,769.2 total assets • Other Accounts: 68 accounts, $10,906.9 total assets

Christopher Gagnier	Mutual Funds: 6 accounts, $1,401.9 total assets Other Pooled Investment Vehicles: 13 accounts, $2,769.2 total assets • Other Accounts: 68 accounts, $10,906.9 total assets

Neil Moriarty	Mutual Funds: 7 accounts, $ 1,526.7 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets • Other Accounts: 68 accounts, $10,906.9 total assets

Timothy Vile	Mutual Funds: 7 accounts, $ 1,526.7 total assets Other Pooled Investment Vehicles: 14 accounts, $2,818.9 total assets • Other Accounts: 68 accounts, $10,906.9 total assets

Aberdeen Asset Management Investment Services Limited

Brett Diment

Mutual Funds: 4 accounts, $615.8 total assets

Other Pooled Investment Vehicles:  65 accounts, $12,759.4 total assets

Other Accounts:  194 accounts, $36,619.1 total assets

•      (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on

A-3

the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

A-4

APPENDIX B-DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.             Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.             Nature of and provisions of the obligation.

3.             Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

Aberdeen Asset Management Inc. and

Aberdeen Asset Management Investment Services Limited

Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

C-2

PART C: OTHER INFORMATION

Item 28.                 Exhibits

(a)                                  (1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on August 25, 2008 (Accession Number 0001386893-08-000050) (“Post-Effective Amendment No. 3”).

(a)                                    Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a. of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)                                   Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Core Plus Income Fund is incorporated by reference to Exhibit EX-99.a.1.b. of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2008 (Accession Number 0001421877-08-000264) (“Post-Effective Amendment No. 5”).

(c)                                    Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c. of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed on April 22, 2009 (Accession Number 0001104659-09-025445) (“Post-Effective Amendment No. 11”).

(d)                                   Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d. of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(e)                                    Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Institutional Fund and Institutional Service

Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.e. of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2009 (Accession Number 0001135428-09-000523) (“Post-Effective Amendment No. 19”).

(f)                                      Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f. of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(e)                                    Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific Smaller Companies Fund to be filed by amendment.

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)                                 Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s initial Registration Statement on Form N-1A filed on January 18, 2008 (Accession Number 0001386893-08-000026) (“Pre-effective Amendment No. 1”).

(c)                                  (1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)                                 (1) Investment Advisory Agreement between Registrant and Aberdeen Asset Management Inc. (“AAMI”) is incorporated by reference to Exhibit EX-99.d.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                    Schedule A to the Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1.a. of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2010

2

(Accession Number 0001104659-10-064774) (“Post-Effective Amendment No. 32”).

(2) Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.3. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(3) Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.4. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(e)                                  (1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                    Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors is incorporated by reference to Exhibit EX-99.e.1.a. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(f)                                    Not Applicable.

(g)                                 Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g. of Post-Effective Amendment No. 26 filed on July 12, 2010 (Accession No. 0001104659-10-037599) (“Post Effective Amendment No. 26”).

(a)                                    Exhibit B to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(h)                                 (1) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                    Letter Amendment to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1.a. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(2) Services Agreement for transfer agency services only between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

3

(a)                             Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.a. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)                                       Schedule A to the Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2.a.i. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(b)                            Portal Services Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.d. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(3) Sub-Administration Agreement between AAMI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26.

(a)                             Additional Funds Letter to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.a. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4. of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2008 (Accession Number 0001386893-09-000028).

(a)                                    Form of Exhibit A to the Administrative Services Plan i incorporated by reference to Exhibit EX-99.h.4.a. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.(6) Expense Limitation Agreement is filed herein.

(6) Expense Limitation Agreement is filed herein.

(7) Website Services Agreement between Registrant, AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                    Schedule D to the Website Services Agreement is incorporated by reference to Exhibit EX-99.h.7.a. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(i)                                     (1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP)

4

is incorporated by reference to Exhibit EX-99.i. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Core Plus Income Fund and Aberdeen Core Income Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.2. of Post-Effective Amendment No. 14 filed on July 20, 2009.

(3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.3. of Post-Effective Amendment No. 14 filed on July 20, 2009.

(4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4. of Post-Effective Amendment No. 14 filed on July 20, 2009.

(5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5. of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2009 (Accession Number 0001421877-09-000283) (“Post-Effective Amendment No. 21”).

(6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6. of Post-Effective Amendment No. 21 filed on November 6, 2009.

(7) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.i.7. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(j)                                     Consent of Independent Registered Public Accounting Firm is filed herein.

(k)                                  Not Applicable.

(l)                                     Initial Capital Agreement between Registrant and AAMI is incorporated by reference to Pre-effective Amendment No. 2 to the Registrant’s initial

5

Registration Statement on Form N-1A filed on February 5, 2008 (Accession No. 000137439-08-000064).

(m)                               (1) Distribution Plan is incorporated by reference to Exhibit EX-99.m.1. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(n)                                 Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(o)                                 Reserved.

(p)                                 (1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Code of Ethics of Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.p.2. of Post-Effective Amendment No. 28 filed on October 4, 2010.

(3) Code of Ethics of Credit Suisse Asset Management, LLC incorporated by reference to Pre-effective Amendment No. 1 filed on January 18, 2008.

(4) Code of Ethics of Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(q)                                 (1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Richard H. McCoy, Jack Solan, Peter D. Sacks, Martin Gilbert and John T. Sheehy is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 26 filed on July 12, 2010 (Accession No. 0001104659-10-037599) (“Post Effective Amendment No. 26”).

(2) Power of Attorney with respect to the Trust for Gary Marshall, Andrea Melia, William Baltrus, Alan Goodson, Megan Kennedy, Jennifer Nichols, Lucia Sitar and Tim Sullivan is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 26 0001104659-10-037599 filed on July 12, 2010.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.                 Indemnification

(a)                                  Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer

6

or trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted.  Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.  To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust.  No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)                                 The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)                                  In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of the Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”) (2) Section 10(b) of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers; (a) Credit Suisse Asset Management, LLC;  (b) Aberdeen Asset Management Asia Limited and (c) Aberdeen Asset Management Investment Services Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors LLC; (4) Section 10(a) and (b) of the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. and (g) Section 7.1(c) of the Global Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A.  Generally, such indemnification does not apply to any liabilities by reason

7

of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by references to Item 23.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts.  Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), is a United Kingdom corporation. Additional information as to AAMISL and the directors and officers of AAMISL is included in AAMISL’s Form ADV filed with the SEC (File No. 801-12880), which is incorporated herein by reference and sets forth the officers and directors of AAMISL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMISL and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Management Asia Limited (“AAMAL”), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)           Aberdeen Fund Distributors, LLC (the “Distributor”) does not act as principal underwriter for any other investment companies.

(b)

Name	Position with Underwriter	Position with Registrant

Nigel Storer 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Executive Officer and Principal	None

Jeffrey Cotton 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Compliance Officer and Principal	None

Sam Luque 1735 Market Street, 32nd Floor	Financial Operations Principal	None

8

Philadelphia, PA 19103

William Baltrus 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President	Vice President

(c)                                  Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of Citi Fund Services Ohio, Inc.: 3435 Stelzer Road, Columbus, Ohio 43219 and 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Asset Management Inc. at 1735 Market Street, 32nd Floor, Philadelphia, PA  19103.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 25, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant duly certifies that it meets all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the Securities Act and caused this Post-Effective Amendment No. 32 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 28th day of February, 2011.

Aberdeen Funds
Registrant

By:	/s/ Gary Marshall(1)
Gary Marshall
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Gary Marshall(1)	President and Chief Executive Officer	February 28, 2011
Gary Marshall

/s/ Andrea Melia(1)	Treasurer, Chief Financial Officer	February 28, 2011
Andrea Melia	And Principal Accounting Officer

/s/ P. Gerald Malone(1)	Chairman of the Board	February 28, 2011
P. Gerald Malone

/s/ Richard H. McCoy(1)	Trustee	February 28, 2011
Richard H. McCoy

/s/ Peter D. Sacks(1)	Trustee	February 28, 2011
Peter D. Sacks

/s/ John T. Sheehy(1)	Trustee	February 28, 2011
John T. Sheehy

/s/ Warren C. Smith(1)	Trustee	February 28, 2011
Warren C. Smith

/s/ Jack Solan(1)	Trustee	February 28, 2011
Jack Solan

/s/ Martin Gilbert(1)	Trustee	February 28, 2011
Martin Gilbert

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)                    Pursuant to a power of attorney incorporated herein by reference.

10